ANNUAL REPORT

ECLIPSE FUNDS

OCTOBER 31, 2002

Eclipse Growth Equity Fund
Eclipse Indexed Equity Fund
Eclipse Mid Cap Core Fund
Eclipse Mid Cap Value Fund
Eclipse Small Cap Value Fund
Eclipse Tax-Managed Equity Fund
Eclipse Value Equity Fund
Eclipse Bond Fund
Eclipse Core Bond Plus Fund
Eclipse Indexed Bond Fund
Eclipse Money Market Fund
Eclipse Short Term Bond Fund
Eclipse Tax Free Bond Fund
Eclipse Ultra Short Term Income Fund
Eclipse Asset Manager Fund
Eclipse Balanced Fund
Eclipse International Broad Market Fund*
Eclipse International Equity Fund

*(formerly Eclipse EAFE Index Fund)

[ECLIPSE NEW YORK LIFE LOGO]

PERFORMANCE HIGHLIGHTS

                                                                 TOTAL RETURNS*
                                      10                                          10
                                    MONTHS      YEAR       YEAR       YEAR      MONTHS      YEAR       YEAR
FUND NAME                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
SHARE CLASS, INCEPTION DATE        10/31/99   12/31/99   10/31/00   12/31/00   10/31/01   10/31/01   10/31/02
 EQUITY FUNDS
 Eclipse Growth Equity Fund          9.96%       n/a      12.24%       n/a         n/a     -38.34%    -19.58%
  No-Load Class, inception 1/2/91
 Eclipse Growth Equity Fund          9.74        n/a      11.93        n/a         n/a     -38.49     -19.81
  Service Class,(+) inception
  1/1/95
 Eclipse Indexed Equity Fund        11.80        n/a       5.98        n/a         n/a     -24.90     -15.23
  No-Load Class, inception 1/2/91
 Eclipse Indexed Equity Fund        11.60        n/a       5.72        n/a         n/a     -25.10     -15.41
  Service Class,(+) inception
  1/1/95
 Eclipse Mid Cap Core Fund            n/a        n/a        n/a        n/a      -15.90%       n/a      -6.66
  No-Load Class, inception 1/2/01
 Eclipse Mid Cap Value Fund           n/a       0.04%       n/a       5.83%      -3.72        n/a      -0.38
  No-Load Class, inception
  12/27/94
 Eclipse Mid Cap Value Fund           n/a        n/a        n/a        n/a         n/a        n/a      -0.55
  Service Class,(++) inception
  7/1/02
 Eclipse Small Cap Value Fund         n/a       3.05        n/a      -9.44        3.66        n/a       5.84
  No-Load Class, inception
  1/12/87
 Eclipse Small Cap Value Fund         n/a        n/a        n/a        n/a         n/a        n/a       5.69
  Service Class,(++) inception
  7/1/02
 Eclipse Tax-Managed Equity Fund      n/a        n/a        n/a        n/a         n/a        n/a        n/a
  No-Load Class, inception
  4/19/02
 Eclipse Tax-Managed Equity Fund      n/a        n/a        n/a        n/a         n/a        n/a        n/a
  Service Class, inception
  4/19/02
 Eclipse Value Equity Fund           7.91        n/a      11.31        n/a         n/a      -7.29     -16.46
  No-Load Class, inception 1/2/91
 Eclipse Value Equity Fund           7.65        n/a      11.00        n/a         n/a      -7.54     -16.64
  Service Class,(+) inception
  1/1/95

 FIXED-INCOME FUNDS
 Eclipse Bond Fund                  -1.61%       n/a       6.21%       n/a         n/a      14.06%      1.73%
  No-Load Class, inception 1/2/91
 Eclipse Bond Fund                  -1.92        n/a       5.96        n/a         n/a      13.87       1.57
  Service Class,(+) inception
  1/1/95
 Eclipse Core Bond Plus Fund          n/a        n/a        n/a        n/a        7.95%       n/a       1.65
  No-Load Class, inception 1/2/01
 Eclipse Indexed Bond Fund          -1.56        n/a       7.27        n/a         n/a      13.44       5.92
  No-Load Class, inception 1/2/91
 Eclipse Indexed Bond Fund          -1.65        n/a       6.87        n/a         n/a      13.21       5.61
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(sec.)     3.96        n/a       5.98        n/a         n/a       4.67       1.65
  No-Load Class, inception 1/2/91
 Eclipse Money Market Fund(sec.)     3.74        n/a       5.72        n/a         n/a       4.41       1.39
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(sec.)     3.53        n/a       5.46        n/a         n/a       4.15       1.14
  Sweep Shares Class,(+)
  inception 12/8/98

Eclipse Money Market Fund(sec.) No-Load Class 7-day current yield as of October 31, 2002: 1.38%
 Eclipse Money Market Fund(sec.) Service Class(+) 7-day current yield as of October 31, 2002: 1.13%
 Eclipse Money Market Fund(sec.) Sweep Shares Class(+) 7-day current yield as of October 31, 2002: 0.88%
 Eclipse Short Term Bond Fund        2.12        n/a       6.05        n/a         n/a      10.68       3.21
  No-Load Class, inception 1/2/91
 Eclipse Short Term Bond Fund        1.91        n/a       5.78        n/a         n/a      10.46       2.93
  Service Class,(+) inception
  1/1/95
 Eclipse Tax Free Bond Fund           n/a        n/a        n/a        n/a        6.45        n/a       4.12
  No-Load Class, inception 1/2/01

PERFORMANCE HIGHLIGHTS
                                            AVERAGE ANNUAL
                                             TOTAL RETURNS
                                        AS OF OCTOBER 31, 2002
                                                            SINCE
FUND NAME                            ONE        FIVE     INCEPTION/
SHARE CLASS, INCEPTION DATE          YEAR      YEARS      10 YEARS
 EQUITY FUNDS
 Eclipse Growth Equity Fund         -19.58%    -2.40%        8.11%
  No-Load Class, inception 1/2/91
 Eclipse Growth Equity Fund         -19.81     -2.65         7.86
  Service Class,(+) inception
  1/1/95
 Eclipse Indexed Equity Fund        -15.23      0.62         9.58
  No-Load Class, inception 1/2/91
 Eclipse Indexed Equity Fund        -15.41      0.38         9.33
  Service Class,(+) inception
  1/1/95
 Eclipse Mid Cap Core Fund           -6.66       n/a       -12.37
  No-Load Class, inception 1/2/01
 Eclipse Mid Cap Value Fund          -0.38      3.27        11.22
  No-Load Class, inception
  12/27/94
 Eclipse Mid Cap Value Fund          -0.55      3.04        10.95
  Service Class,(++) inception
  7/1/02
 Eclipse Small Cap Value Fund         5.84      1.68        10.57
  No-Load Class, inception
  1/12/87
 Eclipse Small Cap Value Fund         5.69      1.44        10.27
  Service Class,(++) inception
  7/1/02
 Eclipse Tax-Managed Equity Fund       n/a       n/a       -15.20
  No-Load Class, inception
  4/19/02
 Eclipse Tax-Managed Equity Fund       n/a       n/a       -15.20
  Service Class, inception
  4/19/02
 Eclipse Value Equity Fund          -16.46     -1.93         7.69
  No-Load Class, inception 1/2/91
 Eclipse Value Equity Fund          -16.64     -2.18         7.44
  Service Class,(+) inception
  1/1/95

 FIXED-INCOME FUNDS
 Eclipse Bond Fund                    1.73%     5.80%        6.39%
  No-Load Class, inception 1/2/91
 Eclipse Bond Fund                    1.57      5.57         6.14
  Service Class,(+) inception
  1/1/95
 Eclipse Core Bond Plus Fund          1.65       n/a         5.19
  No-Load Class, inception 1/2/01
 Eclipse Indexed Bond Fund            5.92      6.82         6.90
  No-Load Class, inception 1/2/91
 Eclipse Indexed Bond Fund            5.61      6.53         6.64
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(sec.)      1.65      4.47         4.47
  No-Load Class, inception 1/2/91
 Eclipse Money Market Fund(sec.)      1.39      4.21         4.22
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(sec.)      1.14      3.93         3.90
  Sweep Shares Class,(+)
  inception 12/8/98

Eclipse Money Market Fund(sec.) N
 Eclipse Money Market Fund(sec.)
 Eclipse Money Market Fund(sec.)
 Eclipse Short Term Bond Fund         3.21      5.82         5.58
  No-Load Class, inception 1/2/91
 Eclipse Short Term Bond Fund         2.93      5.53         5.31
  Service Class,(+) inception
  1/1/95
 Eclipse Tax Free Bond Fund           4.12       n/a         5.77
  No-Load Class, inception 1/2/01

PERFORMANCE HIGHLIGHTS

                                                                 TOTAL RETURNS*
                                      10                                          10
                                    MONTHS      YEAR       YEAR       YEAR      MONTHS      YEAR       YEAR
FUND NAME                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
SHARE CLASS, INCEPTION DATE        10/31/99   12/31/99   10/31/00   12/31/00   10/31/01   10/31/01   10/31/02
 FIXED-INCOME FUNDS (CONTINUED)
 Eclipse Ultra Short Term Income      n/a       4.12%       n/a       6.59%       6.42%       n/a       2.74%
  Fund
  No-Load Class, inception
  12/27/94
 Eclipse Ultra Short Term Income      n/a        n/a        n/a        n/a         n/a        n/a       2.49
  Fund
  Service Class,(++) inception
  7/1/02


 BLENDED FUNDS
 Eclipse Asset Manager Fund          5.58%       n/a      11.18%       n/a         n/a     -12.12%     -8.78%
  No-Load Class, inception 1/2/91
 Eclipse Asset Manager Fund          5.31        n/a      10.96        n/a         n/a     -12.36      -8.96
  Service Class,(+) inception
  1/1/95
 Eclipse Balanced Fund                n/a      -0.36        n/a       9.64        1.80        n/a       2.18
  No-Load Class, inception 5/1/89
 Eclipse Balanced Fund                n/a        n/a        n/a        n/a         n/a        n/a       1.93
  Service Class,(++) inception
  7/1/02


 INTERNATIONAL FUNDS
 Eclipse International Broad        12.31%       n/a      -3.52%       n/a         n/a     -25.84%    -16.43%
  Market Fund
  No-Load Class, inception 1/2/91
 Eclipse International Broad        12.08        n/a      -3.63        n/a         n/a     -26.20     -16.09
  Market Fund
  Service Class,(+) inception
  1/1/95
 Eclipse International Equity       11.23        n/a      -9.44        n/a         n/a     -16.49       0.47
  Fund
  No-Load Class,(") inception
  1/1/95
 Eclipse International Equity       10.96        n/a      -9.62        n/a         n/a     -16.61       0.24
  Fund
  Service Class,(") inception
  1/1/95

PERFORMANCE HIGHLIGHTS
                                            AVERAGE ANNUAL
                                             TOTAL RETURNS
                                        AS OF OCTOBER 31, 2002
                                                            SINCE
FUND NAME                            ONE        FIVE     INCEPTION/
SHARE CLASS, INCEPTION DATE          YEAR      YEARS      10 YEARS
 FIXED-INCOME FUNDS (CONTINUED)
 Eclipse Ultra Short Term Income      2.74%     5.41%        5.81%
  Fund
  No-Load Class, inception
  12/27/94
 Eclipse Ultra Short Term Income      2.49      5.15         5.56
  Fund
  Service Class,(++) inception
  7/1/02

 BLENDED FUNDS
 Eclipse Asset Manager Fund          -8.78%     3.68%        8.97%
  No-Load Class, inception 1/2/91
 Eclipse Asset Manager Fund          -8.96      3.43         8.72
  Service Class,(+) inception
  1/1/95
 Eclipse Balanced Fund                2.18      4.93         9.96
  No-Load Class, inception 5/1/89
 Eclipse Balanced Fund                1.93      4.68         9.70
  Service Class,(++) inception
  7/1/02

 INTERNATIONAL FUNDS
 Eclipse International Broad        -16.43%    -4.54%        2.66%
  Market Fund
  No-Load Class, inception 1/2/91
 Eclipse International Broad        -16.09     -4.68         2.46
  Market Fund
  Service Class,(+) inception
  1/1/95
 Eclipse International Equity         0.47      0.95         6.16
  Fund
  No-Load Class,(") inception
  1/1/95
 Eclipse International Equity         0.24      0.75         5.87
  Fund
  Service Class,(") inception
  1/1/95

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET
VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND UPON
REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.
Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

The Funds' prospectuses contain more information about advisory fees, other expenses, and share classes. Please read the relevant prospectuses carefully before you invest or send money.

Foreign securities may be subject to greater risks than U.S.
investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The views of the Funds' management and portfolio holdings are as of October 31, 2002; views and portfolio holdings may have changed subsequently. Nothing in this report is a recommendation to purchase or sell securities.

* Total returns reflect change in share price and reinvestment of all dividends and capital gain distributions.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Funds' inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures. Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the inception of the Service Class on 1/1/95 up to 12/7/98.
     Performance figures for these classes will vary after 12/7/98, based on differences in their expense structures.
     Performance results for Eclipse International Broad Market
     Fund Service Class include gains from capital share transactions.

++ Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the inception date of the Fund(s)--1/12/87 for Eclipse Small Cap Value Fund, 5/1/89 for Eclipse Balanced Fund, and 12/27/94 for Eclipse Mid Cap
     Value Fund and Eclipse Ultra Short Term Income Fund--up to
     6/30/02. Performance figures for these classes will vary after 6/30/02 based on differences in their expense structures.

sec. Eclipse Money Market Fund had an effective 7-day yield of 1.39% for the No-Load Class; 1.14% for the Service Class;
     and 0.89% for the Sweep Shares Class--all as of 10/31/02.
     These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.09% and 1.08% for the No-Load Class; 0.84% and 0.83% for the Service
     Class; and 0.58% and 0.58% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. Investments in Eclipse Money Market
     Fund are not insured or guaranteed by the Federal Deposit
     Insurance Corporation or any other government agency.
     Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The 7-day current yield more closely reflects the current earnings of the Fund than the annual returns.

(") Shares of the Fund were first offered on 1/1/95. Performance includes the historical performance of the Fund's predecessor separate account from inception (7/31/92)
     through 12/31/94. Performance for the period prior to 1/1/95 was calculated using the separate account's expense structure, which generally was higher than the expense structure of the Fund.

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

                              Table of Contents
                              CHAIRMAN'S LETTER                                2

                              PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
                              AND FUND FINANCIAL STATEMENTS

                              EQUITY FUNDS
                              Eclipse Growth Equity Fund                       3
                              Eclipse Indexed Equity Fund                     14
                              Eclipse Mid Cap Core Fund                       30
                              Eclipse Mid Cap Value Fund                      42
                              Eclipse Small Cap Value Fund                    51
                              Eclipse Tax-Managed Equity Fund                 62
                              Eclipse Value Equity Fund                       69

                              FIXED-INCOME FUNDS
                              Eclipse Bond Fund                               80
                              Eclipse Core Bond Plus Fund                     90
                              Eclipse Indexed Bond Fund                      105
                              Eclipse Money Market Fund                      118
                              Eclipse Short Term Bond Fund                   129
                              Eclipse Tax Free Bond Fund                     138
                              Eclipse Ultra Short Term Income Fund           147

                              BLENDED FUNDS
                              Eclipse Asset Manager Fund                     157
                              Eclipse Balanced Fund                          186

                              INTERNATIONAL FUNDS
                              Eclipse International Broad Market Fund        197
                              Eclipse International Equity Fund              214

                              NOTES TO FINANCIAL STATEMENTS
                              Note 1 Organization and Business               224
                              Note 2 Significant Accounting Policies         226
                              Note 3 Fees and Related Party Policies         234
                              Note 4 Federal Income Tax                      238
                              Note 5 Financial Investments                   240
                              Note 6 Line of Credit                          240
                              Note 7 Purchases and Sales of Securities       242
                              Note 8 Capital Share Transactions              242

                              REPORT OF INDEPENDENT ACCOUNTANTS              244

                              BOARD MEMBERS AND OFFICERS                     245

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to shareholders for the period
November 1, 2001, through October 31, 2002

Over the one-year period ended October 31, 2002, stocks faltered while bonds generally held their ground. In the closing months of 2001 and the first few months of 2002, stocks remained relatively buoyant, despite corporate accounting scandals, Wall Street shake-ups, and negative earnings announcements. As the fiscal period progressed, however, market psychology soured and stocks tumbled to lows not observed since 1997. Equity markets recovered some lost ground in October 2002, but not enough to close the 12-month period on a positive note.

The shortcomings of the stock market tended to have a positive impact on bonds, as investors sought a potentially "safer haven" for their money. The Federal Reserve, which had lowered the targeted federal funds rate in both November and December of 2001, allowed natural market forces to move interest rates and bond prices during the first 10 months of 2002.

Homeland security issues, shifting economic forecasts, and deficit spending concerns all helped fuel volatility in the stock and bond markets. Investors also reacted to a war in Afghanistan, ongoing conflict in the Middle East, nuclear tensions in South Asia and North Korea, and a global focus on disarming Iraq. By the end of October 2002, domestic consumer confidence had fallen, recovery hopes had dimmed, and many investors wondered if it would take another round of Fed easing to boost the sagging U.S. economy.

As always, each Eclipse Fund pursued its objective by following a disciplined investment process. We believe that consistent application of time-tested investment principles is a sound way to provide value to our shareholders over complete market cycles. We also believe that in difficult markets, a consistent investment style makes it easier to understand performance and make appropriate portfolio adjustments.

The reports that follow describe the factors and decisions that influenced your Eclipse Funds during the 12 months ended October 31, 2002. The comments of our portfolio managers reflect the experience, perspective, and discipline that guide the day-to-day activity and long-term results of our Funds. As we look to the future, we hope that you will remain optimistic and focused on the potential that long-term investing provides.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
November 2002

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Eclipse Growth Equity Fund
--------------------------------------------------------------------------------

For the 12 months ended October 31, 2002, the stock market faced a series of challenges. Early in the period, hopes ran high for a sustained economic recovery in the second half of 2002, and stocks generally rose through mid-March. By that time, however, a series of corporate accounting scandals, negative earnings announcements, and company layoffs had eroded investor confidence. Stocks began a sustained tumble that lasted through mid-July. After rebounding for about a month, stocks again slipped until early October, then staged a modest end-of-period rally.

These ups and downs could be attributed to many factors. The Federal Reserve lowered the targeted federal funds rate 50 basis points in November 2001 and another 25 basis points in December. After that, the Fed allowed rates to move with natural market forces through the end of October 2002. Consumer spending, which is the largest component of the economy, remained relatively strong throughout the 12-month period. Unfortunately, the economic upsurge that investors had originally anticipated never materialized, and consumer confidence gradually fell to levels not seen in several years.

As Middle East tensions continued to mount, the United States took a firm stand with Iraq, which gave investors additional questions to consider. Would the United States go to war, incur further deficit spending, and possibly face retaliatory action? Could consumer spending remain robust if war were declared? By the end of October, large-capitalization stocks had suffered severe setbacks, leading many to believe that we might incur a third consecutive calendar year of negative stock market returns.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Growth Equity Fund returned -19.58% for No-Load Class shares and -19.81% for Service Class shares. Both share classes underperformed the -19.14% return of the average Lipper(1) large-cap growth fund over the same period. Both share classes also underperformed the -15.11% return of the S&P 500 Index(2) for the 12 months ended October 31, 2002.

The major reasons for the Fund's underperformance included general weakness in technology, consumer cyclicals, and financial services, primarily during the third calendar quarter of 2002.

CONSUMER-RELATED ISSUES

Strong consumer spending strengthened retail sales through the first half of the Fund's fiscal year. As hopes for an economic recovery faded, however, consumer confidence declined, and most retail stocks felt the pressure, especially as the market tumbled in July 2002. The Fund reduced its exposure to this sector by trimming positions in Disney, Home Depot, Lowe's, and NIKE during the third calendar quarter.

Over the 12-month reporting period, the Fund benefited from its positions in specialty retailers Bed Bath & Beyond, Lowe's, and TJX, but the Fund sold its positions in Best Buy, The Gap, and Home Depot at losses since November 1, 2001. Among multiline retailers, Kohl's and Wal-Mart had positive returns, while Costco and Target suffered declines.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

Motorcycle manufacturer Harley-Davidson, one of the Fund's largest positions, showed double-digit returns over the reporting period. Drug store retailer Walgreen, as well as Coca-Cola and PepsiCo had disappointing results. On the other hand, food distributor SYSCO delivered returns over 25% for the 12 months ended October 31, 2002.

TECHNOLOGY

Despite a strong technology rally in the first half of the Fund's fiscal year, most of the Fund's technology-related stocks provided disappointing results for the 12-month reporting period. The Fund reduced several of its semiconductor positions during the reporting period and sold its entire position in Xilinx during the second half of the Fund's fiscal year.

The Fund also sold its position in IT consulting & services provider Electronic Data Systems at a loss for the period, but the sale was timely, as the share price subsequently declined. During the second half of the Fund's fiscal year, we added shares of Intel at prices we felt were attractive and reduced the Fund's exposure to Texas Instruments as the stock price steadily declined. Although technology stocks led the October market rally, the Fund's technology holdings still had the greatest negative impact on the Fund's performance over the reporting period.

HEALTH CARE

Although health care stocks are generally considered defensive issues and tend to do well when the economy declines, the Fund saw mixed results from its health care holdings. Strong performers included Cardinal Health, UnitedHealth Group, and WellPoint Health Networks. Despite setbacks in July, medical device manufacturer Medtronic showed double-digit positive returns for the 12-month reporting period. Another health care equipment company, Baxter International, which lowered earnings guidance in October, suffered severe setbacks in the second half of the Fund's fiscal year and ended the reporting period down more than 40%.

Pharmaceutical stocks suffered from strong generic competition and difficult regulatory hurdles. The Fund sold its position in Abbott Laboratories but continued to hold Pfizer and Johnson & Johnson. We believe Pfizer has strong potential based on its product portfolio, and Johnson & Johnson provided slightly positive results over the 12-month reporting period. Among biotechnology stocks, we sold Genzyme during the first half of the Fund's fiscal year after the company reduced its outlook for a key drug. We reduced the Fund's position in Amgen, which declined sharply in July, but the Fund continued to hold the stock, which proved to be prudent since it recovered nicely through the end of the Fund's fiscal year.

Tenet Healthcare was doing particularly well until October 28, 2002, when news broke of a federal probe into the company's Medicare billing practices. We reduced the Fund's position in the stock as it declined. Tenet's problems also put pressure on HCA, which had a positive return for the reporting period, but dropped substantially in the last few days of October.

FINANCIAL STOCKS

The Fund's financial holdings had mixed results. Bank of America had a strong double-digit positive return for the 12-month reporting period. The Fund sold its position in MBNA at a modest profit from November 1, 2001, but was less successful with its sales of State Street and Household International. Fifth Third Bancorp was off slightly, while American Express experienced a double-digit decline during the reporting period.

Prudential Financial was almost flat for the period it was held in the Fund, and a newly established position in BB&T was slightly off for the short period the Fund owned the stock. Concerns over lower stock prices, lower interest rates, and a general deterioration in credit quality hurt financial services stocks in general. Fannie Mae declined over the reporting period as Congressional concerns over potential risks hurt the stock. During the reporting period, Citigroup and Morgan Stanley both declined, but we continue to hold the stocks since we believe

--------------------------------------------------------------------------------

they are fundamentally strong and are likely to benefit when the stock market rebounds.

OTHER ISSUES

Initial enthusiasm over aerospace & defense companies waned in the second half of the Fund's fiscal year, tempering returns from General Dynamics. The Fund established a new position in Lockheed Martin after the stock tumbled substantially in July. We continued to purchase shares as the stock rose and fell, and this new position contributed positively to performance through the end of the reporting period. We established a new position in United Technologies in February 2002 as the stock was rising, but the price subsequently declined, and the stock provided double-digit negative returns for the period it was held in the Fund.

Commercial services & supplies company Concord EFS was particularly disappointing and Cendant also declined over the reporting period. Media companies provided mixed results, with Viacom flat and Omincom Group, Clear Channel, and AOL Time Warner falling substantially over the reporting period. The Fund reduced its position in Omnicom Group as the stock weakened and sold its position in AOL Time Warner. Beginning in August 2002, we established a position in Gannett, which provided positive returns through the end of October. Other positions of note included FedEx, which declined about 30% over the reporting period, and Illinois Tool Works, which provided positive returns for the 12 months ended October 31, 2002.

LOOKING AHEAD

While it is difficult to say exactly when the economy will recover, we believe that it will do so in time. We will continue to look for stocks that we believe have strong fundamentals and above-average growth potential. Given the recent rotation out of consumer stocks and into technology holdings, we intend to trim back on the portfolio's overweighted position among consumer-related stocks. We may also add to holdings in industrials, technology, and energy as we identify companies with strong fundamentals and good earnings visibility.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as a consideration incidental to the Fund's objective of capital growth.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE GROWTH EQUITY FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/31/92                                                                   10000                              10000
93                                                                         12401                              11495
94                                                                         12124                              11939
95                                                                         16717                              15095
96                                                                         20331                              18732
97                                                                         25360                              24749
98                                                                         35631                              30194
99                                                                         44658                              37946
00                                                                         39490                              40262
01                                                                         30261                              30236
10/31/02                                                                   21808                              25669

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                       S&P 500 INDEX                ECLIPSE GROWTH EQUITY FUND
                                                                       -------------                --------------------------
10/31/92                                                                   10000                              10000
93                                                                         11495                              12363
94                                                                         11939                              12082
95                                                                         15095                              16613
96                                                                         18732                              20150
97                                                                         24749                              25086
98                                                                         30194                              35165
99                                                                         37946                              43966
00                                                                         40262                              38784
01                                                                         30236                              29636
10/31/02                                                                   25669                              21307

Source: Lipper Inc., 10/31/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                                                                    AVERAGE ANNUAL TOTAL RETURNS*
               PERFORMANCE                                              AS OF OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------
                                                                   ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund No-Load Class                            -19.58%     -2.40%       8.11%
Eclipse Growth Equity Fund Service
 Class(+)                                                           -19.81      -2.65        7.86
Average Lipper large-cap growth fund(++)                            -19.14      -2.31        6.72
S&P 500 Index(sec.)                                                 -15.11       0.73        9.88

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                              5.63
1993                                                                              9.59
1994                                                                             -2.23
1995                                                                             37.88
1996                                                                             21.62
1997                                                                             24.73
1998                                                                             40.50
1999                                                                              9.96
2000                                                                             12.24
2001                                                                            -38.34
2002                                                                            -19.58

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

   * Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

   + Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

  ++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE GROWTH EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (97.9%)+
                                     SHARES           VALUE
                                   ------------------------
AEROSPACE & DEFENSE (5.8%)
General Dynamics Corp. ..........    79,000    $  6,251,270
Lockheed Martin Corp. ...........    72,300       4,186,170
United Technologies Corp. .......   138,800       8,559,796
                                               ------------
                                                 18,997,236
                                               ------------
AIR FREIGHT & LOGISTICS (1.8%)
FedEx Corp. .....................   114,500       6,090,255
                                               ------------
AUTOMOBILES (4.4%)
Harley-Davidson, Inc. ...........   280,500      14,670,150
                                               ------------
BANKS (5.8%)
Bank of America Corp. ...........   127,100       8,871,580
BB&T Corp. ......................    91,300       3,309,625
Fifth Third Bancorp..............   108,100       6,864,350
                                               ------------
                                                 19,045,555
                                               ------------
BEVERAGES (3.9%)
Coca-Cola Co. (The)..............   152,500       7,088,200
PepsiCo, Inc. ...................   133,400       5,882,940
                                               ------------
                                                 12,971,140
                                               ------------
BIOTECHNOLOGY (1.4%)
Amgen, Inc. (a)..................    96,800       4,507,008
                                               ------------
CHEMICALS (1.5%)
Air Products & Chemicals,
 Inc. ...........................    56,800       2,510,560
Praxair, Inc. ...................    47,500       2,588,750
                                               ------------
                                                  5,099,310
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Cendant Corp. (a)................   310,300       3,568,450
Concord EFS, Inc. (a)............   105,400       1,505,112
First Data Corp. ................   127,700       4,461,838
                                               ------------
                                                  9,535,400
                                               ------------
COMMUNICATIONS EQUIPMENT (1.6%)
Cisco Systems, Inc. (a)..........   459,900       5,141,682
                                               ------------
COMPUTERS & PERIPHERALS (1.3%)
International Business Machines
 Corp. ..........................    52,400       4,136,456
                                               ------------
DIVERSIFIED FINANCIALS (5.7%)
American Express Co. ............   190,500       6,928,485
Citigroup, Inc. .................   120,093       4,437,437
Fannie Mae.......................    92,300       6,171,178
Morgan Stanley...................    30,200       1,175,384
                                               ------------
                                                 18,712,484
                                               ------------
FOOD & DRUG RETAILING (4.0%)
SYSCO Corp. .....................   205,100       6,497,568
Walgreen Co. ....................   199,900       6,746,625
                                               ------------
                                                 13,244,193
                                               ------------



                                    SHARES        VALUE
                                   ------------------------
FOOD PRODUCTS (1.0%)
Kraft Foods, Inc. Class A........    86,000    $  3,397,000
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.1%)
Baxter International, Inc. ......   233,800       5,849,676
Medtronic, Inc. .................   101,300       4,538,240
                                               ------------
                                                 10,387,916
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (12.5%)
Cardinal Health, Inc. ...........   122,300       8,464,383
HCA, Inc. .......................   179,900       7,823,851
Tenet Healthcare Corp. (a).......   168,200       4,835,750
UnitedHealth Group, Inc. ........   161,600      14,697,520
WellPoint Health Networks, Inc.
 (a).............................    73,700       5,542,977
                                               ------------
                                                 41,364,481
                                               ------------
HOUSEHOLD PRODUCTS (1.9%)
Colgate-Palmolive Co. ...........   111,100       6,108,278
                                               ------------
INSURANCE (1.9%)
Marsh & McLennan Cos., Inc. .....   103,200       4,820,472
Prudential Financial, Inc. (a)...    54,000       1,576,800
                                               ------------
                                                  6,397,272
                                               ------------
IT CONSULTING & SERVICES (0.6%)
SunGard Data Systems, Inc. (a)...    92,000       2,039,640
                                               ------------
MACHINERY (1.9%)
Illinois Tool Works, Inc. .......   103,000       6,324,200
                                               ------------
MEDIA (4.7%)
Clear Channel Communications,
 Inc. (a)........................    48,220       1,786,551
Gannett Co., Inc. ...............    66,400       5,041,752
Omnicom Group, Inc...............    78,800       4,541,244
Viacom, Inc. Class B (a).........    74,061       3,303,861
Walt Disney Co. (The)............    59,900       1,000,330
                                               ------------
                                                 15,673,738
                                               ------------
MULTILINE RETAIL (6.9%)
Costco Wholesale Corp. (a).......    79,100       2,683,863
Kohl's Corp. (a).................   121,400       7,095,830
Target Corp. ....................   165,300       4,978,836
Wal-Mart Stores, Inc. ...........   147,100       7,877,205
                                               ------------
                                                 22,635,734
                                               ------------
PHARMACEUTICALS (6.5%)
Johnson & Johnson................   186,300      10,945,125
Pfizer, Inc. ....................   334,900      10,639,773
                                               ------------
                                                 21,584,898
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                    SHARES        VALUE
                                   ------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.1%)
Analog Devices, Inc. (a).........    77,800    $  2,085,040
Applied Materials, Inc. (a)......   141,700       2,129,751
Intel Corp. .....................   395,800       6,847,340
KLA-Tencor Corp. (a).............    75,200       2,677,872
Texas Instruments, Inc. .........   194,500       3,084,770
                                               ------------
                                                 16,824,773
                                               ------------
SOFTWARE (5.3%)
Electronic Arts, Inc. (a)........    25,100       1,634,512
Microsoft Corp. (a)..............   240,700      12,870,229
Oracle Corp. (a).................   299,848       3,055,451
                                               ------------
                                                 17,560,192
                                               ------------
SPECIALTY RETAIL (5.6%)
Bed Bath & Beyond, Inc. (a)......   265,800       9,425,268
Lowe's Cos., Inc. ...............    79,300       3,309,189
TJX Cos., Inc. (The).............   273,600       5,614,272
                                               ------------
                                                 18,348,729
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
NIKE, Inc. Class B...............    56,000       2,642,640
                                               ------------
Total Common Stocks
 (Cost $352,658,427).............               323,440,360
                                               ------------

SHORT-TERM INVESTMENTS (3.0%)
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (3.0%)
American Express Credit Corp.
 1.75%, due 11/7/02.............  $  845,000   $    844,753
Federal Home Loan Bank
 1.57%, due 11/12/02............   5,000,000      4,997,601
UBS Finance Delaware LLC
 1.90%, due 11/1/02.............   4,130,000      4,130,000
                                               ------------
Total Short-Term Investments
 (Cost $9,972,354)..............                  9,972,354
                                               ------------
Total Investments
 (Cost $362,630,781) (b)........       100.9%   333,412,714(c)
Liabilities in Excess of
 Cash and Other Assets..........        (0.9)    (3,052,761)
                                  ----------   ------------
Net Assets......................       100.0%  $330,359,953
                                  ==========   ============

WRITTEN CALL OPTIONS (-0.0%)(D)
                                  NUMBER
                                    OF
                                CONTRACTS(e)      VALUE
                                ---------------------------
COMPUTERS & PERIPHERALS (-0.0%)(d)
International Business
 Machines Corp.
 Strike Price @ $65.00
 Expire 11/16/02 (a)..........          (30)   $    (43,800)
                                               ------------
DIVERSIFIED FINANCIALS (-0.0%)(d)
Morgan Stanley
 Strike Price @ $35.00
 Expire 11/16/02 (a)..........         (140)        (58,800)
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (-0.0%)(d)
UnitedHealth Group, Inc.
 Strike Price @ $95.00
 Expire 11/16/02 (a)..........         (187)        (26,180)
                                               ------------
MEDIA (-0.0%)(d)
Walt Disney Co. (The)
 Strike Price @ $15.00
 Expire 11/16/02 (a)..........         (300)        (55,500)
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (-0.0%)(d)
NIKE, Inc.
 Strike Price @ $42.50
 Expire 11/16/02 (a)..........         (175)        (86,625)
                                               ------------
Total Written Call Options
 (Premium ($125,071)).........                 $   (270,905)
                                               ============

------------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $362,793,124.
(c) At October 31, 2002 net unrealized depreciation was $29,380,410, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $33,058,454 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $62,438,864.
(d)  Less than one tenth of a percent.
(e)  One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $362,630,781).............................  $333,412,714
 Receivables:
   Dividends......................................       187,632
   Fund shares sold...............................        94,547
 Other assets.....................................        56,963
                                                    ------------
       Total assets...............................   333,751,856
                                                    ------------
LIABILITIES:
 Written call options, at value
   (premium received $125,071) (Note 2(K))........       270,905
 Payables:
   Due to custodian...............................     2,684,317
   Manager........................................       175,302
   Fund shares redeemed...........................       119,600
   Transfer agent.................................        63,750
   Professional...................................        42,713
   Custodian......................................         5,565
 Accrued expenses.................................        29,751
                                                    ------------
       Total liabilities..........................     3,391,903
                                                    ------------
 Net assets.......................................  $330,359,953
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     19,978
   Service Class..................................           659
 Additional paid-in capital.......................   401,497,074
 Accumulated net realized loss on investments and
   written call options...........................   (41,793,857)
 Net unrealized depreciation on investments and
   written call options...........................   (29,363,901)
                                                    ------------
 Net assets.......................................  $330,359,953
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $320,059,189
                                                    ============
 Shares of capital stock outstanding..............    19,978,136
                                                    ============
 Net asset value per share outstanding............  $      16.02
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 10,300,764
                                                    ============
 Shares of capital stock outstanding..............       658,982
                                                    ============
 Net asset value per share outstanding............  $      15.63
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends......................................  $  2,941,161
   Interest.......................................        53,302
                                                    ------------
       Total income...............................     2,994,463
                                                    ------------
 Expenses:
   Manager........................................     3,590,751
   Transfer agent.................................       402,850
   Professional...................................       150,574
   Shareholder communication......................        53,929
   Custodian......................................        36,832
   Directors......................................        35,521
   Service........................................        34,199
   Registration...................................         3,926
   Miscellaneous..................................        50,655
                                                    ------------
       Total expenses before
        reimbursement.............................     4,359,237
   Expense reimbursement from Manager.............      (396,334)
                                                    ------------
       Net expenses...............................     3,962,903
                                                    ------------
 Net investment loss..............................      (968,440)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions..........................   (18,036,397)
   Written call option transactions...............       386,293
                                                    ------------
 Net realized loss on investments and written call
   option transactions............................   (17,650,104)
                                                    ------------
 Net change in unrealized appreciation on:
   Security transactions..........................   (64,427,350)
   Written call option transactions...............      (145,834)
                                                    ------------
 Net unrealized loss on investments and written
   call option transactions.......................   (64,573,184)
                                                    ------------
 Net realized and unrealized loss on investments
   and written call option transactions...........   (82,223,288)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(83,191,728)
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                   2002             2001
                                                              --------------   --------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $     (968,440)  $   (2,427,857)
    Net realized gain (loss) on investments and written call
      option transactions...................................     (17,650,104)      73,348,923
    Net change in unrealized appreciation on investments and
      written call option transactions......................     (64,573,184)    (479,488,054)
                                                              --------------   --------------
    Net decrease in net assets resulting from operations....     (83,191,728)    (408,566,988)
                                                              --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      No-Load Class.........................................             --      (148,207,461)
      Service Class.........................................             --        (3,118,872)
                                                              --------------   --------------
        Total distributions to shareholders.................             --      (151,326,333)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      57,430,902       66,421,621
      Service Class.........................................       6,150,156       21,421,565
    Net asset value of shares issued to shareholders in
      reinvestment of distributions:
      No-Load Class.........................................             --       148,124,120
      Service Class.........................................             --         3,118,855
                                                              --------------   --------------
                                                                  63,581,058      239,086,161
    Cost of shares redeemed:
      No-Load Class.........................................     (93,764,533)    (427,602,973)
      Service Class.........................................      (7,895,123)     (21,907,704)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
        transactions........................................     (38,078,598)    (210,424,516)
                                                              --------------   --------------
      Net decrease in net assets............................    (121,270,326)    (770,317,837)
NET ASSETS:
  Beginning of year.........................................     451,630,279    1,221,948,116
                                                              --------------   --------------
  End of year...............................................  $  330,359,953   $  451,630,279
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                NO-LOAD CLASS
                                            -------------------------------------------------------------------------------------
                                                                                          JANUARY 1             YEAR ENDED
                                                      YEAR ENDED OCTOBER 31                THROUGH              DECEMBER 31
                                            ------------------------------------------   OCTOBER 31,      -----------------------
                                               2002            2001            2000         1999*            1998         1997
                                            ----------      ----------      ----------   -----------      ----------   ----------
Net asset value at beginning of period....  $    19.92      $    37.50      $    36.45   $    33.48       $    25.43   $    21.99
                                            ----------      ----------      ----------   ----------       ----------   ----------
Net investment loss (a)...................       (0.04)          (0.09)          (0.20)       (0.14)           (0.09)       (0.08)
Net realized and unrealized gain (loss) on
 investments..............................       (3.86)         (12.79)           4.66         3.45            10.35         5.45
                                            ----------      ----------      ----------   ----------       ----------   ----------
Total from investment operations..........       (3.90)         (12.88)           4.46         3.31            10.26         5.37
                                            ----------      ----------      ----------   ----------       ----------   ----------
Less distributions:
From net realized gain on investments.....         --            (4.70)          (3.41)       (0.34)           (2.21)       (1.93)
                                            ----------      ----------      ----------   ----------       ----------   ----------
Net asset value at end of period..........  $    16.02      $    19.92      $    37.50   $    36.45       $    33.48   $    25.43
                                            ==========      ==========      ==========   ==========       ==========   ==========
Total investment return...................      (19.58%)        (38.34%)         12.24%        9.96%(b)        40.50%       24.73%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment loss......................       (0.22%)         (0.32%)         (0.52%)      (0.49%)+         (0.31%)      (0.31%)
 Net expenses.............................        0.93%           0.93%           0.93%        0.93%+           0.94%        0.93%
 Expenses (before reimbursement)..........        1.02%           0.98%           0.93%        0.93%+           0.94%        0.93%
Portfolio turnover rate...................          63%             35%             48%          27%              29%          36%
Net assets at end of period (in 000's)....  $  320,059      $  436,898      $1,197,216   $1,049,756       $  975,010   $  700,070

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                    SERVICE CLASS
     ----------------------------------------------------------------------------
                                             JANUARY 1          YEAR ENDED
            YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
     ------------------------------------   OCTOBER 31,   -----------------------
        2002         2001         2000         1999*         1998         1997
     ----------   ----------   ----------   -----------   ----------   ----------
     $    19.49   $    36.88   $    35.99   $    33.13    $    25.24   $    21.88
     ----------   ----------   ----------   ----------    ----------   ----------
          (0.09)       (0.14)       (0.29)       (0.21)        (0.16)       (0.14)
          (3.77)      (12.55)        4.59         3.41         10.26         5.43
     ----------   ----------   ----------   ----------    ----------   ----------
          (3.86)      (12.69)        4.30         3.20         10.10         5.29
     ----------   ----------   ----------   ----------    ----------   ----------
            --         (4.70)       (3.41)       (0.34)        (2.21)       (1.93)
     ----------   ----------   ----------   ----------    ----------   ----------
     $    15.63   $    19.49   $    36.88   $    35.99    $    33.13   $    25.24
     ==========   ==========   ==========   ==========    ==========   ==========
         (19.81%)     (38.49%)      11.93%        9.74%(b)      40.18%      24.50%
          (0.47%)      (0.57%)      (0.77%)      (0.74%)+      (0.56%)      (0.56%)
           1.18%        1.18%        1.18%        1.18%+        1.19%        1.18%
           1.27%        1.23%        1.18%        1.18%+        1.19%        1.18%
             63%          35%          48%          27%           29%          36%
     $   10,301   $   14,732   $   24,732   $   25,987    $   15,814   $   10,668

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Equity Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, large-capitalization stocks experienced a modified "wave effect." Prices rose through early January on hopes of an impending economic recovery. After dipping in January and early February, stocks again rose sharply, crested in mid-March, and then fell for several months as investors viewed economic prospects in a more realistic light. Prices rose temporarily from late July through mid-August, then slipped below their mid-July levels in early October. Despite a modest recovery in October 2002, the S&P 500 Index(1) ended the 12-month period down 15.11%.

A variety of factors contributed to the ups and downs the market experienced. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and by another 25 basis points in December, which had a positive impact on stocks. Then, for the first 10 months of 2002, the Federal Reserve allowed natural market forces to move interest rates without central bank intervention. Although consumer spending was generally strong throughout the 12-month reporting period, the market suffered from corporate accounting scandals, a series of earnings disappointments, sluggish business investment, and ongoing tensions in the Middle East.

In light of recent performance, many investors are beginning to predict that calendar 2002 may bring a third consecutive year of negative S&P 500 returns, a phenomenon investors haven't seen since 1941.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Indexed Equity Fund returned -15.23% for No-Load Class shares and -15.41% for Service Class shares. Both share classes outperformed the -15.66% return of the average Lipper(2) S&P 500 Index objective fund over the same period. Both share classes underperformed the -15.11% return of the S&P 500 Index for the 12 months ended October 31, 2002. Since the Fund includes real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index.

The Fund's No-Load Class shares were rated four stars overall out of 960 large blend funds by Morningstar(3) as of October 31, 2002. The Fund's No-Load Class shares were rated three stars out of 960 large blend funds for the three-year period then ended, three stars out of 628 large blend funds for the five-year period then ended, and four stars out of 186 large blend funds for the 10-year period ended October 31, 2002.

STRONG AND WEAK SUBINDUSTRIES

Based on total returns alone, the best-performing subindustries(4) in the S&P 500 Index during the reporting period were casinos & gaming (+43.64%), metal & glass containers (+34.68%), Internet software & services (+33.20%), homebuilding (+29.65%), and brewers (+24.69%). Because of differences in their Index weightings, however,

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objective may, in some cases, involve seeking to outperform an index or other benchmark.
(1) "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics. Morningstar rating is for No-Load Class shares only; other share classes may have different performance characteristics.
(4) The Global Industry Classification Standard categorizes companies by sector, industry group, industry, and subindustry. Results in this section of the annual report reflect subindustry and company performance. In the Portfolio of Investments that follows, companies are listed by industry.

--------------------------------------------------------------------------------

several subindustries with lower total returns joined brewers among the five top-contributing subindustries to the overall performance of the S&P 500 for the period. Taking weightings and total returns into consideration, the leading subindustry was banks (+7.62%), followed by household products (+8.67%), publishing (+22.16%), brewers (+24.69%), and managed health care (+18.58%).

Based solely on total returns, the worst-performing subindustries in the Index for the reporting period were multi-utilities & unregulated power (-81.56%), telecommunications equipment (-56.66%), IT consulting & services (-56.08%), wireless telecommunication services (-55.59%), and electronic equipment & instruments (-51.29%). Due to a higher Index weighting, pharmaceuticals (-22.54%) had the greatest negative impact on the total return of the Index for the reporting period when weightings and total returns were taken into account. This subindustry was followed by industrial conglomerates (-35.89%), integrated telecommunication services (-34.53%), semiconductors (-39.67%), and multi-utilities & unregulated power (-81.56%).

CORPORATE LEADERS AND LAGGARDS

For the 12 months ended October 31, 2002, the best-performing company in the S&P 500 Index, based on total returns alone, was Big Lots (+112.82%), followed by Rockwell Collins (+62.67%), Boston Scientific (+60.13%), Tribune (+53.56%), and TRW (+53.12%). Despite these outstanding returns, companies with larger weightings generally made more substantial positive contributions to the overall performance of the Index. Taking both weightings and total returns into account, the strongest contributor to performance was Wells Fargo (+25.89%), followed by Proctor & Gamble (+17.32%), Bank of America (+16.43%), Dell Computer (+16.54%), and Viacom (+15.12%).

Not surprisingly, several of the worst-performing companies in the Index were also in the worst-performing sectors. Based on total returns alone, Dynegy (-98.04%) was the weakest stock in the S&P 500 for the reporting period, followed by Williams (-93.59%), Calpine (-91.87%), Mirant (-91.25%), and AES (-87.30%). Taking both weightings and total returns into account, General Electric (-33.39%) made the greatest negative contribution to the total return of the Index, followed by AOL Time Warner (-54.81%), Tyco International (-71.08%), Pfizer (-25.67%), and Intel (-33.31%).

INDEX CHANGES

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. The Index itself, however, is not static. It may change as companies merge, divest units, face financial troubles, or add to their market capitalization through stock offerings. From time to time, Standard & Poor's reevaluates which companies best reflect the makeup of our economy and may make changes to the Index based on its evaluations. During the 12 months ended October 31, 2002, there were 28 companies added to the Index and 28 were deleted from it.

Among the significant deletions were Enron, Kmart, and WorldCom, all of which faced severe financial difficulties. Westvaco and Mead were both deleted from the Index when the two companies merged to form MeadWestvaco, which was added to the Index. Several financial firms were added to the Index during the reporting period, including Principal Financial Group, Prudential Financial, Goldman Sachs Group, and First Tennessee National. Other significant additions to the Index (and the Fund) included NVIDIA, Genzyme, American Standard, and eBay.

LOOKING AHEAD

While investor enthusiasm rose with the October rally, several recent economic indicators suggest that a sustained economic recovery may not yet be underway. Consumer spending, which has largely sustained the economy in recent years, appears to be slowing. Mortgage refinancing activity--a major contributor to recent consumer spending--may also have decreased in October, and unemployment appears to be on the rise. Recognizing these difficulties, the Federal Reserve took action in the beginning of

--------------------------------------------------------------------------------

November 2002, with a 50 basis point easing move that brought the targeted federal funds rate to just 1.25%.

While this action was encouraging, the long-term impact has yet to be felt in the economy. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/92                                                                   10000                              10000
93                                                                         11441                              11495
94                                                                         11544                              11939
95                                                                         15801                              15095
96                                                                         19367                              18732
97                                                                         25736                              24749
98                                                                         33101                              30194
99                                                                         39996                              37946
00                                                                         36351                              40262
01                                                                         31973                              30236
10/31/02                                                                   24969                              25669

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
10/31/92                                                                   10000                              10000
93                                                                         11413                              11495
94                                                                         11487                              11939
95                                                                         15703                              15095
96                                                                         19191                              18732
97                                                                         25448                              24749
98                                                                         32634                              30194
99                                                                         39349                              37946
00                                                                         35676                              40262
01                                                                         31287                              30236
10/31/02                                                                   24394                              25669

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                                                                      AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                                               AS OF OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund No-Load Class                             -15.23%      0.62%       9.58%
Eclipse Indexed Equity Fund Service Class(+)                          -15.41       0.38        9.33
Average Lipper S&P 500 Index objective
 fund(++)                                                             -15.66       0.22        9.48
S&P 500 Index(sec.)                                                   -15.11       0.73        9.88

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                              7.19
1993                                                                              9.41
1994                                                                              0.90
1995                                                                             36.88
1996                                                                             22.57
1997                                                                             32.88
1998                                                                             28.62
1999                                                                             11.80
2000                                                                              5.98
2001                                                                            -24.90
2002                                                                            -15.23

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

  * Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

  + Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

 ++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INDEXED EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (94.6%)+
                                      SHARES          VALUE
                                 --------------------------
AEROSPACE & DEFENSE (1.7%)
Boeing Co. (The)...............       63,768   $  1,897,098
General Dynamics Corp. ........       15,310      1,211,480
Goodrich Corp. ................        7,734        116,783
Honeywell International,
 Inc. .........................       62,134      1,487,488
Lockheed Martin Corp. .........       34,528      1,999,171
Northrop Grumman Corp. ........        8,564        883,205
Raytheon Co. ..................       30,625        903,438
Rockwell Collins, Inc. ........       13,899        313,145
United Technologies Corp. .....       35,842      2,210,376
                                               ------------
                                                 11,022,184
                                               ------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp. (a)................       22,645      1,204,487
Ryder System, Inc. ............        4,665        107,062
United Parcel Service, Inc.
 Class B.......................       84,800      5,088,848
                                               ------------
                                                  6,400,397
                                               ------------
AIRLINES (0.2%)
AMR Corp. (a)..................       11,610         54,799
Delta Air Lines, Inc. .........        9,536         96,123
Southwest Airlines Co. ........       58,551        854,845
                                               ------------
                                                  1,005,767
                                               ------------
AUTO COMPONENTS (0.3%)
Cooper Tire & Rubber Co. ......        5,745         74,742
Dana Corp. ....................       11,768        117,680
Delphi Corp. ..................       42,763        297,630
Goodyear Tire & Rubber Co.
 (The).........................       12,238         86,890
Johnson Controls, Inc. ........        6,720        524,160
TRW, Inc. .....................        9,779        521,221
Visteon Corp. .................       10,174         67,047
                                               ------------
                                                  1,689,370
                                               ------------
AUTOMOBILES (0.6%)
Ford Motor Co. ................      138,482      1,171,558
General Motors Corp. ..........       42,514      1,413,590
Harley-Davidson, Inc. .........       22,960      1,200,808
                                               ------------
                                                  3,785,956
                                               ------------
BANKS (7.2%)
AmSouth Bancorp................       27,453        538,079
Bank of America Corp. .........      114,205      7,971,509
Bank of New York Co., Inc.
 (The).........................       55,212      1,435,512
Bank One Corp. ................       89,055      3,434,851
BB&T Corp. ....................       36,586      1,326,242
Charter One Financial, Inc. ...       17,426        527,659
Comerica, Inc. ................       13,372        583,822
Fifth Third Bancorp............       44,150      2,803,525
First Tennessee National
 Corp. ........................        9,590        355,597
FleetBoston Financial Corp. ...       79,581      1,861,400
Golden West Financial Corp. ...       11,768        812,698
Huntington Bancshares, Inc. ...       18,332        346,658
KeyCorp........................       32,368        790,750
Marshall & Ilsley Corp. .......       16,158        455,009
Mellon Financial Corp. ........       33,088        936,060



                                      SHARES          VALUE
                                 --------------------------
BANKS (CONTINUED)
National City Corp. ...........       46,320   $  1,256,662
North Fork Bancorporation,
 Inc. .........................       12,400        476,904
Northern Trust Corp. ..........       16,836        586,230
PNC Financial Services Group,
 Inc. (The)....................       21,492        873,865
Regions Financial Corp. .......       16,846        570,574
SouthTrust Corp. ..............       26,347        675,010
SunTrust Banks, Inc. ..........       21,602      1,314,266
Synovus Financial Corp. .......       22,512        461,271
U.S. Bancorp...................      145,471      3,067,983
Union Planters Corp. ..........       15,402        435,260
Wachovia Corp. ................      104,172      3,624,144
Washington Mutual, Inc. .......       73,551      2,630,184
Wells Fargo Co. ...............      129,109      6,516,131
Zions Bancorp..................        7,045        283,279
                                               ------------
                                                 46,951,134
                                               ------------
BEVERAGES (3.1%)
Anheuser-Busch Cos., Inc. .....       66,052      3,484,903
Brown-Forman Corp. Class B.....        5,240        378,800
Coca-Cola Co. (The) (c)........      188,445      8,758,923
Coca-Cola Enterprises, Inc. ...       34,064        812,086
Coors (Adolph) Co. Class B.....        2,841        194,552
Pepsi Bottling Group, Inc.
 (The).........................       21,636        583,090
PepsiCo, Inc. .................      134,708      5,940,623
                                               ------------
                                                 20,152,977
                                               ------------
BIOTECHNOLOGY (1.0%)
Amgen, Inc. (a)................       97,153      4,523,444
Biogen, Inc. (a)...............       11,341        416,101
Chiron Corp. (a)...............       14,399        568,760
Genzyme Corp. (a)..............       16,275        453,259
MedImmune, Inc. (a)............       18,933        483,738
                                               ------------
                                                  6,445,302
                                               ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.
 (a)...........................        5,438        362,715
Crane Co. .....................        4,725         86,798
Masco Corp. ...................       37,697        775,050
                                               ------------
                                                  1,224,563
                                               ------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. .........................       17,254        762,627
Dow Chemical Co. (The).........       68,820      1,788,632
E.I. du Pont de Nemours &
 Co. ..........................       75,406      3,110,498
Eastman Chemical Co. ..........        5,974        217,095
Ecolab, Inc. ..................        9,813        473,477
Englehard Corp. ...............        9,805        217,181
Great Lakes Chemical Corp. ....        3,791         92,197
Hercules, Inc. (a).............        7,877         75,619
International Flavors &
 Fragrances, Inc. .............        7,260        243,573
Monsanto Co. ..................       19,757        326,583
PPG Industries, Inc. ..........       12,859        604,759
Praxair, Inc. .................       12,249        667,570

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 --------------------------
CHEMICALS (CONTINUED)
Rohm & Haas Co. ...............       16,776   $    558,138
Sigma-Aldrich Corp. ...........        5,590        255,742
                                               ------------
                                                  9,393,691
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Allied Waste Industries, Inc.
 (a)...........................       14,685        119,683
Apollo Group, Inc. Class A
 (a)...........................       13,156        545,974
Automatic Data Processing,
 Inc. .........................       47,111      2,003,631
Avery Dennison Corp. ..........        8,431        524,745
Block (H&R), Inc. .............       13,700        608,006
Cendant Corp. (a)..............       79,004        908,546
Cintas Corp. ..................       12,881        608,885
Concord EFS, Inc. (a)..........       38,590        551,065
Convergys Corp. (a)............       13,161        195,836
Deluxe Corp. ..................        4,853        224,306
Donnelley (R.R.) & Sons Co. ...        8,715        174,736
Equifax, Inc. .................       10,997        259,089
First Data Corp. ..............       57,499      2,009,015
Fiserv, Inc. (a)...............       14,302        446,794
Paychex, Inc. .................       28,607        824,454
Pitney Bowes, Inc. ............       18,142        608,664
Robert Half International, Inc.
 (a)...........................       13,629        227,604
Sabre Holdings Corp. (a).......       10,915        209,350
Waste Management, Inc. ........       46,456      1,069,417
                                               ------------
                                                 12,119,800
                                               ------------
COMMUNICATIONS EQUIPMENT (1.7%)
ADC Telecommunications, Inc.
 (a)...........................       59,693         94,315
Andrew Corp. (a)...............        6,536         56,209
Avaya, Inc. (a)................       27,496         54,992
CIENA Corp. (a)................       32,528        119,703
Cisco Systems, Inc. (a)........      555,998      6,216,057
Comverse Technology, Inc.
 (a)...........................       14,229        102,449
Corning, Inc. (a)..............       70,800        132,396
JDS Uniphase Corp. (a).........      101,809        228,154
Lucent Technologies, Inc.
 (a)...........................      261,103        321,157
Motorola, Inc. ................      174,692      1,601,926
QUALCOMM, Inc. (a).............       59,045      2,038,234
Scientific-Atlanta, Inc. ......       12,280        149,939
Tellabs, Inc. (a)..............       31,522        242,089
                                               ------------
                                                 11,357,620
                                               ------------
COMPUTERS & PERIPHERALS (3.4%)
Apple Computer, Inc. (a).......       26,702        429,101
Dell Computer Corp. (a)........      196,929      5,634,139
EMC Corp. (a)..................      167,426        855,547
Gateway, Inc. (a)..............       24,793         74,379
Hewlett-Packard Co. ...........      231,918      3,664,304
International Business Machines
 Corp. ........................      128,767     10,164,867
Lexmark International, Inc.
 (a)...........................        9,541        566,926
NCR Corp. (a)..................        7,432        165,288
Network Appliance, Inc. (a)....       25,315        227,101
Sun Microsystems, Inc. (a).....      246,738        730,591
                                               ------------
                                                 22,512,243
                                               ------------



                                      SHARES          VALUE
                                 --------------------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp. ...................        5,994   $    141,758
McDermott International,
 Inc. .........................        4,598         16,323
                                               ------------
                                                    158,081
                                               ------------
CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co. ..........        7,840        263,110
                                               ------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp. ....................        4,322        209,314
Bemis Co., Inc. ...............        4,058        211,381
Pactiv Corp. (a)...............       12,192        241,889
Sealed Air Corp. (a)...........        6,606        101,204
Temple-Inland, Inc. ...........        3,977        163,137
                                               ------------
                                                    926,925
                                               ------------
DIVERSIFIED FINANCIALS (7.4%)
American Express Co. ..........      101,016      3,673,952
Bear Stearns Cos., Inc.
 (The).........................        7,506        458,241
Capital One Financial Corp. ...       16,856        513,602
Charles Schwab Corp. (The).....      103,680        951,782
Citigroup, Inc. ...............      384,666     14,213,409
Countrywide Credit Industries,
 Inc. .........................        9,536        479,756
Fannie Mae.....................       75,604      5,054,884
Franklin Resources, Inc. ......       19,708        650,167
Freddie Mac....................       52,824      3,252,902
Goldman Sachs Group, Inc.
 (The).........................       36,600      2,620,560
Household International,
 Inc. .........................       34,611        822,357
JP Morgan Chase & Co. .........      151,071      3,134,723
Lehman Brothers Holdings,
 Inc. .........................       18,554        988,372
MBNA Corp. ....................       96,917      1,968,384
Merrill Lynch & Co., Inc. .....       65,802      2,497,186
Moody's Corp. .................       11,715        551,777
Morgan Stanley.................       83,324      3,242,970
Principal Financial Group (The)
 (a)...........................       26,400        740,520
Providian Financial Corp. .....       22,034         98,051
SLM Corp. .....................       11,785      1,210,791
State Street Corp. ............       24,613      1,018,240
Stilwell Financial, Inc. ......       17,193        201,330
T.Rowe Price Group, Inc. ......        9,332        263,442
                                               ------------
                                                 48,607,398
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
ALLTEL Corp. ..................       23,578      1,172,062
AT&T Corp. ....................      292,202      3,810,314
BellSouth Corp. ...............      142,226      3,719,210
CenturyTel, Inc. ..............       10,922        309,420
Citizens Communications Co.
 (a)...........................       20,381        169,570
Qwest Communications
 International, Inc. ..........      127,076        430,788
SBC Communications, Inc. ......      252,669      6,483,487
Sprint Corp. (FON Group).......       67,801        842,088
Verizon Communications, Inc. ..      207,381      7,830,707
                                               ------------
                                                 24,767,646
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 --------------------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc. ........        9,372   $     53,420
Ameren Corp. ..................       10,975        443,390
American Electric Power Co.,
 Inc. .........................       25,804        661,615
CenterPoint Energy, Inc. ......       22,581        159,874
Cinergy Corp. .................       12,440        387,008
CMS Energy Corp. ..............       10,077         78,903
Consolidated Edison, Inc. .....       16,152        687,591
Constellation Energy Group,
 Inc. .........................       12,441        318,241
Dominion Resources, Inc. ......       21,082      1,011,936
DTE Energy Co. ................       12,583        567,368
Edison International, Inc.
 (a)...........................       25,622        257,501
Entergy Corp. .................       17,004        749,706
Exelon Corp. ..................       24,429      1,231,222
FirstEnergy Corp. .............       22,632        734,408
FPL Group, Inc. ...............       13,865        817,758
PG&E Corp. (a).................       30,024        325,760
Pinnacle West Capital Corp. ...        6,671        190,124
PPL Corp. .....................       12,364        427,918
Progress Energy, Inc. .........       16,638        694,137
Public Service Enterprise
 Group, Inc. ..................       15,883        455,048
Reliant Resources, Inc. (a)....       13,922         26,173
Southern Co. (The).............       53,882      1,600,295
TECO Energy, Inc. .............       13,165        194,842
TXU Corp. .....................       21,206        304,306
Xcel Energy, Inc. .............       29,903        310,991
                                               ------------
                                                 12,689,535
                                               ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.
 (a)...........................       14,965        193,348
Cooper Industries, Ltd. Class
 A.............................        7,263        228,712
Emerson Electric Co. ..........       31,957      1,539,688
Power-One, Inc. (a)............        5,707         30,709
Rockwell Automation, Inc. .....       14,325        237,079
Thomas & Betts Corp. (a).......        4,500         74,520
                                               ------------
                                                  2,304,056
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc.
 (a)...........................       35,029        481,649
Jabil Circuit, Inc. (a)........       14,699        226,806
Millipore Corp. ...............        3,455        117,504
Molex, Inc. ...................       14,650        386,906
PerkinElmer, Inc. .............        9,329         64,930
Sanmina-SCI Corp. (a)..........       39,710        122,307
Solectron Corp. (a)............       61,539        138,463
Symbol Technologies, Inc. .....       16,845        145,709
Tektronix, Inc. (a)............        7,386        130,511
Thermo Electron Corp. (a)......       13,049        239,971
Waters Corp. (a)...............       10,036        252,706
                                               ------------
                                                  2,307,462
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.7%)
Baker Hughes, Inc. ............       25,564        742,634
BJ Services Co. (a)............       11,893        360,715
Halliburton Co. ...............       32,773        530,267
Nabors Industries, Ltd. (a)....       10,812        378,096
Noble Corp. (a)................       10,166        328,565



                                      SHARES          VALUE
                                 --------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Rowan Co., Inc. (a)............        7,223   $    147,277
Schlumberger Ltd. .............       43,911      1,761,270
Transocean, Inc. ..............       24,165        531,147
                                               ------------
                                                  4,779,971
                                               ------------
FOOD & DRUG RETAILING (1.2%)
Albertson's, Inc. .............       30,958        690,673
CVS Corp. .....................       29,769        825,494
Kroger Co. (The) (a)...........       59,963        889,851
Safeway, Inc. (a)..............       35,489        819,796
SUPERVALU, Inc. ...............       10,133        170,234
SYSCO Corp. ...................       50,386      1,596,229
Walgreen Co. ..................       77,819      2,626,391
Winn-Dixie Stores, Inc. .......       11,257        169,080
                                               ------------
                                                  7,787,748
                                               ------------
FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland Co. ....       49,392        672,719
Campbell Soup Co. .............       31,148        656,600
ConAgra Foods, Inc. ...........       40,848        990,564
General Mills, Inc. ...........       27,964      1,155,472
Heinz (H.J.) Co. ..............       26,656        857,257
Hershey Foods Corp. ...........       10,381        675,492
Kellogg Co. ...................       31,042        988,998
Sara Lee Corp. ................       59,496      1,358,294
Wm. Wrigley Jr. Co. ...........       17,079        901,259
                                               ------------
                                                  8,256,655
                                               ------------
GAS UTILITIES (0.2%)
KeySpan Corp. .................       10,428        380,935
Kinder Morgan, Inc. ...........        9,454        346,111
Nicor, Inc. ...................        3,593        111,527
NiSource, Inc. ................       15,776        260,635
Peoples Energy Corp. ..........        2,763        100,435
Sempra Energy..................       15,896        351,937
                                               ------------
                                                  1,551,580
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Applera Corp. Applied
 Biosystems Group..............       16,147        326,654
Bard (C.R.), Inc. .............        3,928        219,693
Bausch & Lomb, Inc. ...........        4,109        127,790
Baxter International, Inc. ....       45,819      1,146,391
Becton, Dickinson & Co. .......       19,478        574,796
Biomet, Inc. (a)...............       20,005        589,347
Boston Scientific Corp. (a)....       30,735      1,156,558
Guidant Corp. (a)..............       23,348        690,400
Medtronic, Inc. ...............       92,161      4,128,813
St. Jude Medical, Inc. (a).....       13,332        474,753
Stryker Corp. .................       14,981        945,301
Zimmer Holdings, Inc. (a)......       14,846        611,952
                                               ------------
                                                 10,992,448
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna, Inc. ...................       11,391        459,057
AmerisourceBergen Corp. .......        8,068        574,038
Anthem, Inc. (a)...............       10,702        674,226
Cardinal Health, Inc. .........       34,301      2,373,972
CIGNA Corp. ...................       10,643        384,638
HCA, Inc. .....................       39,352      1,711,419

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 --------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Health Management Associates,
 Inc. (a)......................       18,354   $    350,928
HEALTHSOUTH Corp. (a)..........       30,111        130,983
Humana, Inc. (a)...............       13,059        159,059
IMS Health, Inc. ..............       21,553        324,157
Manor Care, Inc. (a)...........        7,926        156,697
McKesson Corp. ................       21,944        654,151
Quintiles Transnational Corp.
 (a)...........................        9,026         97,030
Tenet Healthcare Corp. (a).....       37,101      1,066,654
UnitedHealth Group, Inc. ......       23,031      2,094,669
WellPoint Health Networks, Inc.
 (a)...........................       11,023        829,040
                                               ------------
                                                 12,040,718
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival Corp. ................       44,550      1,163,646
Darden Restaurants, Inc. ......       13,034        247,385
Harrah's Entertainment, Inc.
 (a)...........................        8,486        356,412
Hilton Hotels Corp. ...........       28,464        350,113
International Game Technology
 (a)...........................        6,601        496,461
Marriott International, Inc.
 Class A.......................       18,341        567,287
McDonald's Corp. ..............       96,511      1,747,814
Starbucks Corp. (a)............       29,333        696,659
Starwood Hotels & Resorts
 Worldwide, Inc. ..............       14,944        348,195
Wendy's International, Inc. ...        8,750        277,200
Yum! Brands, Inc. (a)..........       22,399        504,650
                                               ------------
                                                  6,755,822
                                               ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class
 A.............................        5,058         76,072
Black & Decker Corp. (The).....        6,110        285,704
Centex Corp. ..................        4,644        211,209
Fortune Brands, Inc. ..........       11,373        569,332
KB Home........................        3,883        183,278
Leggett & Platt, Inc. .........       14,877        310,185
Maytag Corp. ..................        6,069        156,580
Newell Rubbermaid, Inc. .......       20,208        655,143
Pulte Homes, Inc. .............        4,531        208,064
Snap-on, Inc. .................        4,587        119,491
Stanley Works (The)............        6,820        220,763
Tupperware Corp. ..............        4,547         73,389
Whirlpool Corp. ...............        5,109        238,131
                                               ------------
                                                  3,307,341
                                               ------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)...............       17,544        788,252
Colgate-Palmolive Co. .........       41,252      2,268,035
Kimberly-Clark Corp. ..........       39,287      2,023,281
Procter & Gamble Co. (The).....       98,785      8,737,533
                                               ------------
                                                 13,817,101
                                               ------------
INDUSTRIAL CONGLOMERATES (3.9%)
3M Co. ........................       29,606      3,758,186
General Electric Co. (c).......      756,158     19,092,989



                                      SHARES          VALUE
                                 --------------------------
INDUSTRIAL CONGLOMERATES (CONTINUED)
Textron, Inc. .................       10,530   $    431,730
Tyco International Ltd. .......      151,493      2,190,589
                                               ------------
                                                 25,473,494
                                               ------------
INSURANCE (4.7%)
ACE, Ltd. .....................       19,867        610,910
AFLAC, Inc. ...................       39,290      1,195,988
Allstate Corp. (The)...........       53,514      2,128,787
Ambac Financial Group, Inc. ...        8,087        499,777
American International Group,
 Inc. .........................      198,388     12,409,169
Aon Corp. .....................       20,562        376,901
Chubb Corp. (The)..............       12,996        733,104
Cincinnati Financial Corp. ....       12,338        468,721
Hartford Financial Services
 Group, Inc. (The).............       18,803        742,719
Jefferson-Pilot Corp. .........       11,241        451,326
John Hancock Financial
 Services, Inc. ...............       22,099        647,501
Lincoln National Corp. ........       14,040        428,360
Loews Corp. ...................       14,149        610,388
Marsh & McLennan Cos., Inc. ...       40,686      1,900,443
MBIA, Inc. ....................       11,227        490,059
MetLife, Inc. .................       53,296      1,272,708
MGIC Investment Corp. .........        7,843        329,092
Progressive Corp. (The)........       16,567        911,185
Prudential Financial, Inc. ....       44,133      1,288,684
SAFECO Corp. ..................        9,755        346,888
St. Paul Cos., Inc. (The)......       16,948        555,894
Torchmark Corp. ...............        9,107        326,031
Travelers Property Casualty
 Corp. Class B (a).............       75,815      1,025,019
UNUMProvident Corp. ...........       18,368        376,911
XL Capital Ltd. Class A........       10,212        777,644
                                               ------------
                                                 30,904,209
                                               ------------
INTERNET & CATALOG RETAIL (0.2%)
eBay, Inc. (a).................       23,200      1,467,632
                                               ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Yahoo!, Inc. (a)...............       45,330        676,324
                                               ------------
IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp. (a)....       12,939        417,800
Electronic Data Systems
 Corp. ........................       36,384        547,943
SunGard Data Systems, Inc.
 (a)...........................       21,300        472,221
Unisys Corp. (a)...............       23,960        209,171
                                               ------------
                                                  1,647,135
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp. ...............        6,880        141,590
Eastman Kodak Co. .............       22,171        730,535
Hasbro, Inc. ..................       13,270        135,619
Mattel, Inc. ..................       32,752        601,327
                                               ------------
                                                  1,609,071
                                               ------------
MACHINERY (1.0%)
Caterpillar, Inc. .............       26,062      1,064,633
Cummins, Inc. .................        3,297         78,996
Danaher Corp. .................       11,422        660,763

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 --------------------------
MACHINERY (CONTINUED)
Deere & Co. ...................       18,053   $    837,479
Dover Corp. ...................       15,415        386,608
Eaton Corp. ...................        5,370        367,254
Illinois Tool Works, Inc. .....       23,228      1,426,199
Ingersoll-Rand Co. Class A.....       12,894        502,866
ITT Industries, Inc. ..........        6,945        451,286
Navistar International Corp.
 (a)...........................        4,820        108,064
PACCAR, Inc. ..................        8,945        394,654
Pall Corp. ....................        9,628        167,238
Parker-Hannifin Corp. .........        8,983        391,928
-----------------------------------------------------------
                                                  6,837,968
-----------------------------------------------------------
MEDIA (3.6%)
AOL Time Warner, Inc. (a)......      339,209      5,003,333
Clear Channel Communications,
 Inc. (a)......................       46,525      1,723,751
Comcast Corp. Special Class A
 (a)...........................       71,955      1,655,685
Dow Jones & Co., Inc. .........        6,481        227,613
Gannett Co., Inc. .............       20,266      1,538,797
Interpublic Group of Cos., Inc.
 (The).........................       28,712        343,683
Knight-Ridder, Inc. ...........        6,331        381,000
McGraw-Hill Cos., Inc. (The)...       14,725        949,762
Meredith Corp. ................        3,737        170,220
New York Times Co. (The) Class
 A.............................       11,589        561,023
Omnicom Group, Inc. ...........       14,186        817,539
TMP Worldwide, Inc. (a)........        8,223        127,292
Tribune Co. ...................       22,790      1,095,059
Univision Communications, Inc.
 Class A (a)...................       17,422        451,404
Viacom, Inc. Class B (a).......      134,096      5,982,023
Walt Disney Co. (The)..........      154,784      2,584,893
-----------------------------------------------------------
                                                 23,613,077
-----------------------------------------------------------
METALS & MINING (0.5%)
Alcoa, Inc. ...................       64,150      1,415,149
Allegheny Technologies,
 Inc. .........................        6,466         44,292
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............       10,974        133,883
Newmont Mining Corp. ..........       30,474        753,317
Nucor Corp. ...................        5,893        248,331
Phelps Dodge Corp. (a).........        6,747        209,292
United States Steel Corp. .....        7,021         90,220
Worthington Industries,
 Inc. .........................        6,713        126,473
                                               ------------
                                                  3,020,957
                                               ------------
MULTILINE RETAIL (4.0%)
Big Lots, Inc. (a).............        8,618        143,059
Costco Wholesale Corp. (a).....       34,361      1,165,869
Dillard's, Inc. Class A........        6,433        106,080
Dollar General Corp. ..........       25,650        358,074
Family Dollar Stores, Inc. ....       13,160        405,196
Federated Department Stores,
 Inc. (a)......................       15,270        468,789
J.C. Penney Co., Inc. Holding
 Co............................       20,375        388,144
Kohl's Corp. (a)...............       25,583      1,495,326



                                      SHARES          VALUE
                                 --------------------------
MULTILINE RETAIL (CONTINUED)
May Department Stores Co.
 (The).........................       21,747   $    507,793
Nordstrom, Inc. ...............       10,497        209,100
Sears, Roebuck & Co. ..........       23,984        629,820
Target Corp. ..................       68,927      2,076,081
Wal-Mart Stores, Inc. .........      338,029     18,101,453
                                               ------------
                                                 26,054,784
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The) (a)............       40,557         71,786
Calpine Corp. (a)..............       28,383         56,766
Duke Energy Corp. .............       67,500      1,383,075
Dynegy, Inc. Class A...........       26,977         18,345
El Paso Corp. .................       44,087        341,674
Mirant Corp. (a)...............       30,652         65,595
Williams Cos., Inc. (The)......       39,257         73,803
-----------------------------------------------------------
                                                  2,011,044
-----------------------------------------------------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)................       55,047        365,512
-----------------------------------------------------------
OIL & GAS (4.7%)
Amerada Hess Corp. ............        6,783        347,968
Anadarko Petroleum Corp. ......       18,851        839,624
Apache Corp. ..................       10,982        593,687
Ashland, Inc. .................        5,504        144,480
Burlington Resources, Inc. ....       15,395        634,274
ChevronTexaco Corp. ...........       81,150      5,488,175
ConocoPhillips.................       51,373      2,491,590
Devon Energy Corp. ............       11,882        600,041
EOG Resources, Inc. ...........        8,960        331,789
Exxon Mobil Corp. .............      513,520     17,285,083
Kerr-McGee Corp. ..............        7,657        333,079
Marathon Oil Corp. ............       23,560        492,404
Occidental Petroleum Corp. ....       28,373        809,482
Sunoco, Inc. ..................        5,797        173,794
Unocal Corp. ..................       18,547        512,639
-----------------------------------------------------------
                                                 31,078,109
-----------------------------------------------------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ...........        4,441        105,651
Georgia-Pacific Corp. .........       17,418        212,500
International Paper Co. .......       36,642      1,279,905
Louisiana-Pacific Corp. (a)....        8,087         54,506
MeadWestvaco Corp. ............       15,170        317,812
Weyerhaeuser Co. ..............       16,619        752,841
-----------------------------------------------------------
                                                  2,723,215
-----------------------------------------------------------
PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B.....        4,344        224,237
Avon Products, Inc. ...........       17,938        869,814
Gillette Co. (The).............       80,152      2,394,942
-----------------------------------------------------------
                                                  3,488,993
-----------------------------------------------------------
PHARMACEUTICALS (9.6%)
Abbott Laboratories............      118,681      4,969,173
Allergan, Inc. ................        9,817        534,536
Bristol-Myers Squibb Co. ......      147,035      3,618,531
Forest Laboratories, Inc.
 (a)...........................       13,679      1,340,405
Johnson & Johnson..............      226,143     13,285,901

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                      SHARES          VALUE
                                 --------------------------
PHARMACEUTICALS (CONTINUED)
King Pharmaceuticals, Inc.
 (a)...........................       18,718   $    287,321
Lilly (Eli) & Co. .............       85,318      4,735,149
Merck & Co., Inc. .............      170,913      9,270,321
Pfizer, Inc. ..................      470,428     14,945,498
Pharmacia Corp. ...............       97,943      4,211,549
Schering-Plough Corp. .........      111,199      2,374,099
Watson Pharmaceuticals, Inc.
 (a)...........................        7,924        217,831
Wyeth..........................      100,570      3,369,095
                                               ------------
                                                 63,159,409
                                               ------------
REAL ESTATE (0.3%)
Equity Office Properties
 Trust.........................       31,739        764,275
Equity Residential.............       20,693        490,838
Plum Creek Timber Co., Inc. ...       14,178        320,565
Simon Property Group, Inc. ....       13,990        477,758
                                               ------------
                                                  2,053,436
                                               ------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp. ........................       28,967        745,321
CSX Corp. .....................       16,198        447,065
Norfolk Southern Corp. ........       29,569        597,294
Union Pacific Corp. ...........       19,187      1,132,992
                                               ------------
                                                  2,922,672
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.9%)
Advanced Micro Devices, Inc.
 (a)...........................       26,253        161,193
Altera Corp. (a)...............       29,493        345,658
Analog Devices, Inc. (a).......       27,808        745,254
Applied Materials, Inc. (a)....      125,060      1,879,652
Applied Micro Circuits Corp.
 (a)...........................       22,691         88,495
Broadcom Corp. Class A (a).....       19,930        238,761
Intel Corp. ...................      506,493      8,762,329
KLA-Tencor Corp. (a)...........       14,331        510,327
Linear Technology Corp. .......       24,035        664,328
LSI Logic Corp. (a)............       27,682        163,324
Maxim Integrated Products, Inc.
 (a)...........................       24,494        779,889
Micron Technology, Inc. (a)....       45,338        725,408
National Semiconductor Corp.
 (a)...........................       13,221        175,575
Novellus Systems, Inc. (a).....       10,822        341,975
NVIDIA Corp. (a)...............       11,121        132,340
PMC-Sierra, Inc. (a)...........       12,613         61,425
QLogic Corp. (a)...............        7,021        244,401
Teradyne, Inc. (a).............       13,847        167,687
Texas Instruments, Inc. .......      131,729      2,089,222
Xilinx, Inc. (a)...............       25,434        482,992
                                               ------------
                                                 18,760,235
                                               ------------
SOFTWARE (4.7%)
Adobe Systems, Inc. ...........       18,161        429,326
Autodesk, Inc. ................        8,337         97,543
BMC Software, Inc. (a).........       18,498        294,858
Citrix Systems, Inc. (a).......       13,723        103,609
Computer Associates
 International, Inc. ..........       44,021        654,152
Compuware Corp. (a)............       28,184        136,720
Electronic Arts, Inc. (a)......       10,600        690,272
Intuit, Inc. (a)...............       16,054        833,524
Mercury Interactive Corp.
 (a)...........................        6,151        162,202



                                      SHARES          VALUE
                                 --------------------------
SOFTWARE (CONTINUED)
Microsoft Corp. (a)(c).........      411,594   $ 22,007,931
Novell, Inc. (a)...............       25,875         62,876
Oracle Corp. (a)...............      412,936      4,207,818
Parametric Technology Corp.
 (a)...........................       21,407         49,450
PeopleSoft, Inc. (a)...........       23,261        421,024
Rational Software Corp. (a)....       14,777         97,824
Siebel Systems, Inc. (a).......       35,504        266,990
VERITAS Software Corp. (a).....       31,194        475,709
                                               ------------
                                                 30,991,828
                                               ------------
SPECIALTY RETAIL (2.1%)
AutoZone, Inc. (a).............        8,022        688,047
Bed Bath & Beyond, Inc. (a)....       22,154        785,581
Best Buy Co., Inc. (a).........       24,264        500,081
Circuit City Stores-Circuit
 City Group....................       15,775        156,330
Gap, Inc. (The)................       65,604        772,159
Home Depot, Inc. (The).........      178,661      5,159,730
Limited Brands, Inc. ..........       39,485        618,730
Lowe's Cos., Inc. .............       59,187      2,469,874
Office Depot, Inc. (a).........       22,850        328,811
RadioShack Corp. ..............       13,173        275,316
Sherwin-Williams Co. (The).....       11,449        313,130
Staples, Inc. (a)..............       35,162        545,011
Tiffany & Co. .................       11,331        296,646
TJX Cos., Inc. (The)...........       41,000        841,320
Toys "R" Us, Inc. (a)..........       15,154        151,388
                                               ------------
                                                 13,902,154
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Jones Apparel Group, Inc.
 (a)...........................        9,810        339,819
Liz Claiborne, Inc. ...........        8,475        251,877
NIKE, Inc. Class B.............       20,290        957,485
Reebok International Ltd.
 (a)...........................        4,437        125,345
V.F. Corp. ....................        8,448        311,055
                                               ------------
                                                  1,985,581
                                               ------------
TOBACCO (1.1%)
Philip Morris Cos., Inc. ......      160,689      6,548,077
R.J. Reynolds Tobacco Holdings,
 Inc. .........................        6,700        271,685
UST, Inc. .....................       12,722        389,166
                                               ------------
                                                  7,208,928
                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. .............       13,168        388,983
Grainger (W.W.), Inc. .........        7,217        349,736
                                               ------------
                                                    738,719
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
AT&T Wireless Services, Inc.
 (a)...........................      205,819      1,413,976
Nextel Communications, Inc.
 Class A (a)...................       69,069        779,098
Sprint Corp. (PCS Group) (a)...       75,422        262,469
                                               ------------
                                                  2,455,543
                                               ------------
Total Common Stocks
 (Cost $761,792,105)...........                 620,524,630(d)
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

SHORT-TERM INVESTMENTS (5.4%)
                               PRINCIPAL
                                AMOUNT            VALUE
                              -----------------------------
COMMERCIAL PAPER (2.3%)
General Motors Acceptance
 Corp.
 2.02%, due 11/22/02 (c)....  $14,800,000      $ 14,782,546
                                               ------------
Total Commercial Paper
 (Cost $14,782,546).........                     14,782,546
                                               ------------
U.S. GOVERNMENT (3.1%)
United States Treasury Bills
 1.52%, due 1/9/03 (c)......    7,100,000         7,080,816
 1.63%, due 1/16/03 (c).....   13,200,000        13,160,149
                                               ------------
Total U.S. Government
 (Cost $20,236,330).........                     20,240,965
                                               ------------
Total Short-Term Investments
 (Cost $35,018,876).........                     35,023,511
                                               ------------
Total Investments
 (Cost $796,810,981) (e)....        100.0%      655,548,141(f)
Cash and Other Assets,
 Less Liabilities...........          0.0(b)        265,420
                              -----------       -----------
Net Assets..................        100.0%     $655,813,561
                              -----------       -----------
                              -----------       -----------

FUTURES CONTRACTS (0.0%) (b)
                              CONTRACTS    UNREALIZED
                               LONG       APPRECIATION (g)
                              ----------------------------
Standard & Poor's 500 Index
 December 2002..............     157          $319,458
 Mini December 2002.........       3               229
                                              --------
Total Futures Contracts
 (Settlement Value
 $34,884,760) (d)...........                  $319,687
                                              ========

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
(e)  The cost for federal income tax purposes is $801,256,026.
(f) At October 31, 2002 net unrealized depreciation was $145,707,885, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $62,340,736 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $208,048,621.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $796,810,981)............................  $ 655,548,141
 Cash............................................         69,983
 Receivables:
   Dividends and interest........................        753,388
   Fund shares sold..............................        345,679
 Other assets....................................          5,637
                                                   -------------
       Total assets..............................    656,722,828
                                                   -------------
LIABILITIES:
 Payables:
   Fund shares redeemed..........................        509,824
   Variation margin on futures contracts.........        169,387
   Professional..................................         62,219
   Manager.......................................         43,150
   Shareholder communication.....................         33,184
   Transfer agent................................         25,172
   Custodian.....................................         14,684
   Directors.....................................          4,447
   Portfolio pricing.............................          2,208
 Accrued expenses................................         44,992
                                                   -------------
       Total liabilities.........................        909,267
                                                   -------------
 Net assets......................................  $ 655,813,561
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $      25,632
   Service Class.................................          6,296
 Additional paid-in capital......................    833,621,687
 Accumulated undistributed net investment
   income........................................      7,675,229
 Accumulated net realized loss on investments and
   futures contracts.............................    (44,572,130)
 Net unrealized depreciation on investments and
   futures contracts.............................   (140,943,153)
                                                   -------------
 Net assets......................................  $ 655,813,561
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $ 527,277,021
                                                   =============
 Shares of capital stock outstanding.............     25,632,061
                                                   =============
 Net asset value per share outstanding...........  $       20.57
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $ 128,536,540
                                                   =============
 Shares of capital stock outstanding.............      6,296,059
                                                   =============
 Net asset value per share outstanding...........  $       20.42
                                                   =============

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:
 Income:
   Dividends (a).................................  $  10,227,753
   Interest......................................      1,646,078
                                                   -------------
       Total income..............................     11,873,831
                                                   -------------
 Expenses:
   Manager.......................................      3,678,425
   Service.......................................        307,940
   Professional..................................        249,912
   Transfer agent................................        113,240
   Shareholder communication.....................        102,608
   Custodian.....................................        101,192
   Directors.....................................         57,957
   Registration..................................         24,533
   Miscellaneous.................................         46,162
                                                   -------------
       Total expenses before reimbursement.......      4,681,969
   Expense reimbursement from Manager............     (2,166,974)
                                                   -------------
       Net expenses..............................      2,514,995
                                                   -------------
 Net investment income...........................      9,358,836
                                                   -------------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss from:
   Security transactions.........................    (27,050,076)
   Futures transactions..........................    (16,252,054)
                                                   -------------
 Net realized loss on investments................    (43,302,130)
                                                   -------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions.........................    (87,445,297)
   Futures transactions..........................       (419,228)
                                                   -------------
 Net unrealized loss on investments..............    (87,864,525)
                                                   -------------
 Net realized and unrealized loss on
   investments...................................   (131,166,655)
                                                   -------------
 Net decrease in net assets resulting from
   operations....................................  $(121,807,819)
                                                   =============

------------
(a) Dividends recorded net of foreign withholding taxes of $44,146.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                   2002             2001
                                                              --------------   --------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    9,358,836   $   10,125,656
    Net realized gain (loss) on investments and futures
      contracts.............................................     (43,302,130)     258,688,611
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts.....................     (87,864,525)    (599,307,154)
                                                              --------------   --------------
    Net decrease in net assets resulting from operations....    (121,807,819)    (330,492,887)
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (7,772,460)     (14,413,456)
      Service Class.........................................      (1,276,935)        (457,023)
    From net realized gain on investments:
      No-Load Class.........................................     (33,639,804)     (98,178,355)
      Service Class.........................................      (6,256,408)      (4,217,565)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...     (48,945,607)    (117,266,399)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     126,157,800      153,357,803
      Service Class.........................................     100,714,167       57,565,757
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................      40,192,374      102,230,044
      Service Class.........................................       7,531,327        4,671,630
                                                              --------------   --------------
                                                                 274,595,668      317,825,234
    Cost of shares redeemed:
      No-Load Class.........................................    (112,191,421)    (718,437,294)
      Service Class.........................................     (38,901,217)     (16,042,364)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     123,503,030     (416,654,424)
                                                              --------------   --------------
      Net decrease in net assets............................     (47,250,396)    (864,413,710)
NET ASSETS:
  Beginning of year.........................................     703,063,957    1,567,477,667
                                                              --------------   --------------
  End of year...............................................  $  655,813,561   $  703,063,957
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $    7,675,229   $    7,392,368
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              NO-LOAD CLASS
                                            ----------------------------------------------------------------------------------
                                                                                          JANUARY 1          YEAR ENDED
                                                      YEAR ENDED OCTOBER 31                THROUGH           DECEMBER 31
                                            ------------------------------------------   OCTOBER 31,   -----------------------
                                               2002            2001            2000         1999*         1998         1997
                                            ----------      ----------      ----------   -----------   ----------   ----------
Net asset value at beginning of period....  $    25.84      $    37.38      $    36.99   $    33.39    $    27.05   $    21.05
                                            ----------      ----------      ----------   ----------    ----------   ----------
Net investment income.....................        0.31            0.30(a)         0.37         0.31          0.38         0.37
Net realized and unrealized gain (loss) on
 investments..............................       (3.86)          (9.06)           1.86         3.60          7.36         6.54
                                            ----------      ----------      ----------   ----------    ----------   ----------
Total from investment operations..........       (3.55)          (8.76)           2.23         3.91          7.74         6.91
                                            ----------      ----------      ----------   ----------    ----------   ----------
Less dividends and distributions:
From net investment income................       (0.32)          (0.36)          (0.38)         --          (0.38)       (0.37)
From net realized gain on investments.....       (1.40)          (2.42)          (1.46)       (0.31)        (1.02)       (0.54)
                                            ----------      ----------      ----------   ----------    ----------   ----------
Total dividends and distributions.........       (1.72)          (2.78)          (1.84)       (0.31)        (1.40)       (0.91)
                                            ----------      ----------      ----------   ----------    ----------   ----------
Net asset value at end of period..........  $    20.57      $    25.84      $    37.38   $    36.99    $    33.39   $    27.05
                                            ==========      ==========      ==========   ==========    ==========   ==========
Total investment return...................      (15.23%)        (24.90%)          5.98%       11.80%(b)      28.62%      32.88%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income....................        1.31%           1.03%           0.95%        1.06%+        1.29%        1.56%
 Net expenses.............................        0.30%           0.30%           0.30%        0.30%+        0.30%        0.30%
 Expenses (before reimbursement)..........        0.59%           0.57%           0.54%        0.55%+        0.56%        0.56%
Portfolio turnover rate...................           4%              5%             11%           7%            8%           3%
Net assets at end of period (in 000's)....  $  527,277      $  612,937      $1,503,224   $1,641,591    $1,472,263   $  966,217

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                    SERVICE CLASS
    -----------------------------------------------------------------------------
                                             JANUARY 1          YEAR ENDED
            YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
    -------------------------------------   OCTOBER 31,   -----------------------
       2002         2001          2000         1999*         1998         1997
    ----------   ----------    ----------   -----------   ----------   ----------
    $    25.68   $    37.16    $    36.80   $    33.28    $    26.99   $    21.01
    ----------   ----------    ----------   ----------    ----------   ----------
          0.27         0.24(a)       0.27         0.21          0.31         0.32
         (3.84)       (9.04)         1.85         3.62          7.31         6.52
    ----------   ----------    ----------   ----------    ----------   ----------
         (3.57)       (8.80)         2.12         3.83          7.62         6.84
    ----------   ----------    ----------   ----------    ----------   ----------
         (0.29)       (0.26)        (0.30)         --          (0.31)       (0.32)
         (1.40)       (2.42)        (1.46)       (0.31)        (1.02)       (0.54)
    ----------   ----------    ----------   ----------    ----------   ----------
         (1.69)       (2.68)        (1.76)       (0.31)        (1.33)       (0.86)
    ----------   ----------    ----------   ----------    ----------   ----------
    $    20.42   $    25.68    $    37.16   $    36.80    $    33.28   $    26.99
    ==========   ==========    ==========   ==========    ==========   ==========
        (15.41%)     (25.10%)        5.72%       11.60%(b)      28.24%      32.60%
          1.06%        0.78%         0.70%        0.81%+        1.04%        1.31%
          0.55%        0.55%         0.55%        0.55%+        0.55%        0.55%
          0.84%        0.82%         0.79%        0.80%+        0.81%        0.81%
             4%           5%           11%           7%            8%           3%
    $  128,537   $   90,127    $   64,254   $   61,647    $   36,442   $   13,828

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Core Fund
--------------------------------------------------------------------------------

The 12-month period ended October 31, 2002, began with subdued optimism, as investors anticipated an economic turnaround in the third or fourth quarter of 2002. Unfortunately, that optimism turned to disappointment as stocks in general declined in the second half of the reporting period.

The equity market decline came in the face of low interest rates that supported strong consumer spending, low-cost mortgages, and a booming housing market. Continuing growth in gross domestic product also suggested economic progress. Even so, major accounting scandals, disappointing corporate earnings, ongoing geopolitical instability, shifting energy prices, and weak business investment all contributed to the stock market's decline.

The resulting market downturn has led many to predict that 2002 will be the third consecutive year of negative stock market returns, a phenomenon not seen since the early 1940s. Over the 12 months ended October 31, 2002, mid-cap stocks outperformed large- and small-cap issues, and value stocks tended to outperform growth stocks at all capitalization levels.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Mid Cap Core Fund returned -6.66%. The Fund outperformed the -9.66% return of the average Lipper(1) mid-cap core fund over the same period. The Fund also outperformed the -8.02% return of the Russell Midcap Index(2) for the 12 months ended October 31, 2002.

The Fund's outperformance of its peers and its benchmark resulted largely from the Fund's rigorous investment disciplines. In highly volatile markets, our model-driven approach benefited shareholders as discipline was rewarded.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

The Fund's return was driven largely by the electric utility, specialty retail, banks, semiconductor, pharmaceutical, biotechnology, and healthcare providers & services industries. Our decision to keep the Fund underweighted in electric utilities was the largest positive contributor to the Fund's performance during the fiscal year. This positioning helped shield the Fund from the steep declines many utility stocks experienced over the reporting period.

The Fund's overweighted position in the specialty retail industry contributed positively to performance, with companies such as AutoZone and Staples experiencing significant gains over the 12-month reporting period.

The Fund's overweighted position among thrifts, specifically in Sovereign Bancorp and GreenPoint Financial, strengthened performance as these companies benefited from new mortgage activity that resulted from extremely low interest rates.

The Fund also benefited from its underweighted position in the semiconductor industry, which suffered steep declines amid weaker-than-anticipated demand. Although the Fund held positions in Altera and National Semiconductor, the positions were small, which helped to reduce the impact of their price depreciation.

The Fund's underweighted position among health care companies, specifically among pharmaceutical and biotechnology stocks, also boosted returns. Our model-driven decision to hold a relative underweighted position in companies such as King Pharmaceuticals, Andrx Group, and Watson Pharmaceuticals had a positive impact on the Fund's performance as these issues declined in value. Two of the Fund's biotechnology

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

holdings, Immunex and Imclone Systems, were overweighted in the portfolio and detracted from the Fund's results when their prices sharply declined. Imclone's stock price virtually imploded as a result of the FDA's December 28, 2001, refusal to review its heralded cancer drug, Erbitux. The fallout negatively impacted other biotechnology stocks, and funding seemed to dry up within the industry.

The Fund's overweighted position in the health care providers & services industry helped strengthen performance. Favorable stock selection in the industry contributed positively to the Fund's return, with Well-Point Health Networks recording particularly strong results for the year.

LOOKING AHEAD

We continue to believe that mid-cap equities may offer solid investment opportunities, even in highly volatile and unpredictable markets. Our quantitative management approach will continue to seek promising stocks, without regard to market psychology or other subjective considerations.

While many factors may influence the stock market and the overall state of the economy, we believe that disciplined model-based investing may provide strong results over full market cycles. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

HARVEY FRAM
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP CORE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH ]

                                                                 ECLIPSE MID CAP CORE FUND             RUSSELL MIDCAP INDEX
                                                                 -------------------------             --------------------
1/2/01                                                                     10000                              10000
                                                                            9225                               8371
10/31/02                                                                    7850                               7700


Source: Lipper Inc., 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                                  AVERAGE ANNUAL TOTAL RETURNS*
               PERFORMANCE                                            AS OF OCTOBER 31, 2002
------------------------------------------------------------------------------------------------
                                                                                     SINCE
                                                                   ONE YEAR      INCEPTION(+)
------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund No-Load Class                             -6.66%          -12.37%
Average Lipper mid-cap core fund(++)                                -9.66           -13.29
Russell Midcap Index(sec.)                                          -8.02           -13.29

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

2001                                                                            -15.90
2002                                                                             -6.66

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

   * Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

   + The Fund's inception date was 1/2/01.

  ++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE MID CAP CORE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (100.0%)+
                                    SHARES         VALUE
                                    ----------------------
AEROSPACE & DEFENSE (0.3%)
Goodrich Corp. ...................       96     $     1,450
Precision Castparts Corp. ........      567          11,005
Rockwell Collins, Inc. ...........    2,600          58,578
                                                -----------
                                                     71,033
                                                -----------
AIR FREIGHT & LOGISTICS (0.4%)
CNF Transportation, Inc. .........    1,473          47,416
Ryder System, Inc. ...............    1,869          42,893
                                                -----------
                                                     90,309
                                                -----------
AIRLINES (0.0%) (B)
Skywest, Inc. ....................      586           8,890
                                                -----------
AUTO COMPONENTS (2.5%)
American Axle & Manufacturing
 Holdings, Inc. (a)...............      861          20,406
ArvinMeritor, Inc. ...............    2,229          33,769
Autoliv, Inc. ....................    2,131          41,341
BorgWarner, Inc. .................      870          39,133
Cooper Tire & Rubber Co. .........    1,406          18,292
Dana Corp. .......................    4,850          48,500
Delphi Corp. .....................    5,919          41,196
Johnson Controls, Inc. ...........    1,789         139,542
Lear Corp. (a)....................    2,130          77,852
TRW, Inc. ........................    1,495          79,684
Visteon Corp. ....................    2,916          19,216
                                                -----------
                                                    558,931
                                                -----------
BANKS (8.1%)
AmSouth Bancorp...................    3,710          72,716
Astoria Financial Corp. ..........    1,881          49,245
Bancorp South, Inc. ..............    1,809          34,280
Bank of Hawaii Corp. .............      738          21,860
BOK Financial Corp. (a)...........      154           5,054
Charter One Financial, Inc. ......    2,497          75,609
Commerce Bancorp, Inc. ...........      657          30,163
Compass Bancshares, Inc. .........    4,165         134,529
Cullen/Frost Bankers, Inc. .......    1,696          58,732
Downey Financial Corp. ...........      233           9,017
First Virginia Banks, Inc. .......    1,591          59,551
Fulton Financial Corp. ...........    3,426          62,285
Golden State Bancorp, Inc. .......    2,329          85,684
Greater Bay Bancorp...............      517           7,879
GreenPoint Financial Corp. .......    2,799         121,952
Hibernia Corp. Class A............    3,569          70,345
Hudson City Bancorp, Inc. ........    1,628          30,346
Independence Community Bank
 Corp. ...........................    1,695          43,511
M&T Bank Corp. ...................    2,486         203,653
New York Community Bancorp,
 Inc. ............................    1,173          34,087
North Fork Bancorporation,
 Inc. ............................    3,549         136,495
Popular, Inc. ....................    2,887          93,510
Roslyn Bancorp, Inc. .............    2,409          39,891
Sovereign Bancorp, Inc. ..........    8,511         119,835
TCF Financial Corp. ..............    2,495         105,888



                                     SHARES           VALUE
                                    -----------------------
BANKS (CONTINUED)
UnionBanCal Corp. ................      550     $    23,485
Washington Federal, Inc. .........    1,392          34,327
Whitney Holding Corp. ............      432          14,671
                                                -----------
                                                  1,778,600
                                                -----------
BEVERAGES (2.3%)
Brown-Forman Corp. Class B........      379          27,398
Coca-Cola Enterprises, Inc. ......    7,615         181,542
Constellation Brands, Inc. Class A
 (a)..............................    3,191          80,828
Coors (Adolph) Co. Class B........      606          41,499
Pepsi Bottling Group, Inc.
 (The)............................    5,734         154,531
PepsiAmericas, Inc. ..............    1,852          28,428
                                                -----------
                                                    514,226
                                                -----------
BIOTECHNOLOGY (0.2%)
Charles River Laboratories
 International, Inc. (a)..........      987          36,272
                                                -----------
BUILDING PRODUCTS (0.5%)
American Standard Cos., Inc.
 (a)..............................    1,235          82,375
Crane Co. ........................    1,112          20,427
                                                -----------
                                                    102,802
                                                -----------
CHEMICALS (2.4%)
Albemarle Corp. ..................      908          25,533
Eastman Chemical Co. .............    2,222          80,748
Ecolab, Inc. .....................    1,348          65,041
International Flavors &
 Fragrances, Inc. ................      784          26,303
Lubrizol Corp. ...................      556          16,124
Lyondell Chemical Co. ............    3,184          39,800
PPG Industries, Inc. .............    3,872         182,100
Rohm & Haas Co. ..................    1,683          55,994
RPM International, Inc. ..........    1,649          24,834
Scotts Co. (The) Class A (a)......      214          10,186
                                                -----------
                                                    526,663
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (4.4%)
Alliance Data Systems Corp. (a)...      655          11,135
Apollo Group, Inc. Class A (a)....    1,224          50,796
ARAMARK Corp. Class B (a).........      326           6,879
Block (H&R), Inc. ................    3,359         149,072
Career Education Corp. (a)........    1,451          58,200
Choicepoint, Inc. (a).............      881          33,355
Deluxe Corp. .....................    1,712          79,129
Donnelley (R.R.) & Sons Co. ......    1,146          22,977
DST Systems, Inc. (a).............    2,390          73,492
Equifax, Inc. ....................    4,672         110,072
Global Payments, Inc. ............    1,220          34,465
Pitney Bowes, Inc. ...............    2,219          74,447
Pittston Brink's Group............    1,779          37,661
Republic Services, Inc. (a).......    3,414          70,260
Sabre Holdings Corp. (a)..........    1,512          29,000
ServiceMaster Co. (The)...........    3,299          33,815
Steelcase, Inc. Class A...........      328           2,988

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
University of Phoenix Online
 (a)..............................      489     $    15,208
Viad Corp. .......................    2,868          55,697
Weight Watchers International,
 Inc. (a).........................      557          26,374
                                                -----------
                                                    975,022
                                                -----------
COMMUNICATIONS EQUIPMENT (0.2%)
ADC Telecommunications, Inc.
 (a)..............................    2,534           4,004
CIENA Corp. (a)...................      759           2,793
Corning, Inc. (a).................    1,538           2,876
Harris Corp. .....................      574          15,142
JDS Uniphase Corp. (a)............    1,971           4,417
Tellabs, Inc. (a).................    1,957          15,030
                                                -----------
                                                     44,262
                                                -----------
COMPUTERS & PERIPHERALS (1.0%)
Lexmark International, Inc. (a)...    2,525         150,036
Storage Technology Corp. (a)......    3,471          61,367
                                                -----------
                                                    211,403
                                                -----------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Shaw Group, Inc. (The) (a)........      439           6,567
                                                -----------
CONTAINERS & PACKAGING (1.5%)
Ball Corp. .......................    1,854          89,789
Bemis Co., Inc. ..................      544          28,337
Owens-Illinois, Inc. (a)..........    3,642          43,668
Pactiv Corp. (a)..................    4,760          94,438
Sealed Air Corp. (a)..............      870          13,328
Smurfit-Stone Container Corp.
 (a)..............................    3,770          49,048
                                                -----------
                                                    318,608
                                                -----------
DIVERSIFIED FINANCIALS (3.2%)
Bear Stearns Cos., Inc. (The).....    3,082         188,156
BlackRock, Inc. (a)...............      564          20,146
Countrywide Credit Industries,
 Inc. ............................    3,403         171,205
E*TRADE Group, Inc. (a)...........    6,162          27,729
Edwards (A.G.), Inc. .............    2,634          86,658
John Nuveen Co. (The) Class A.....      711          19,268
Legg Mason, Inc. .................      702          32,615
Leucadia National Corp. ..........      390          14,629
Moody's Corp. ....................    2,090          98,439
Providian Financial Corp. ........    5,835          25,966
Student Loan Corp. (The)..........       88           8,378
                                                -----------
                                                    693,189
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
CenturyTel, Inc. .................    3,076          87,143
Citizens Communications Co. (a)...    7,366          61,285
IDT Corp. (a).....................    1,086          18,679
Level 3 Communications, Inc.
 (a)..............................      483           2,299
Qwest Communications
 International, Inc. .............    9,080          30,781
                                                -----------
                                                    200,187
                                                -----------
ELECTRIC UTILITIES (3.8%)
Cinergy Corp. ....................    1,897          59,016
Consolidated Edison, Inc. ........    1,741          74,114
Constellation Energy Group,
 Inc. ............................      904          23,124
DTE Energy Co. ...................    1,534          69,168
Entergy Corp. ....................    6,085         268,288



                                     SHARES           VALUE
                                    -----------------------
ELECTRIC UTILITIES (CONTINUED)
Great Plains Energy, Inc. ........    1,356     $    30,578
NSTAR.............................      581          24,373
Pepco Holdings, Inc. .............    4,853         100,457
Pinnacle West Capital Corp. ......      693          19,750
PPL Corp. ........................    3,279         113,486
Puget Energy, Inc. ...............      947          20,162
Wisconsin Energy Corp. ...........    1,262          29,001
                                                -----------
                                                    831,517
                                                -----------
ELECTRICAL EQUIPMENT (0.6%)
American Power Conversion Corp.
 (a)..............................      811          10,478
Energizer Holdings, Inc. (a)......      988          29,482
Hubbell, Inc. Class B.............    2,151          73,026
Rockwell Automation, Inc. ........    1,694          28,036
                                                -----------
                                                    141,022
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
Amphenol Corp. Class A (a)........       66           2,541
Arrow Electronics, Inc. (a).......    3,020          39,653
Avnet, Inc. ......................    2,402          22,339
Fisher Scientific International,
 Inc. (a).........................    1,187          33,948
Ingram Micro, Inc. Class A (a)....    2,691          38,562
Jabil Circuit, Inc. (a)...........    5,145          79,387
Molex, Inc. ......................    4,264         112,612
Sanmina-SCI Corp. (a).............      969           2,984
Symbol Technologies, Inc. ........    2,655          22,966
Tech Data Corp. (a)...............    1,616          51,631
Vishay Intertechnology, Inc.
 (a)..............................    5,232          53,890
                                                -----------
                                                    460,513
                                                -----------
ENERGY EQUIPMENT & SERVICES (2.8%)
BJ Services Co. (a)...............    1,623          49,226
Cooper Cameron Corp. (a)..........      504          23,496
Ensco International, Inc. ........    4,549         123,005
FMC Technologies, Inc. (a)........    1,932          35,742
Grant Prideco, Inc. (a)...........      969           9,361
Halliburton Co. ..................    8,211         132,854
Helmerich & Payne, Inc. ..........    1,107          31,339
Patterson-UTI Energy, Inc. (a)....    2,310          66,805
Pride International, Inc. (a).....    1,213          16,836
Rowan Co., Inc. (a)...............    3,121          63,637
Smith International, Inc. (a).....    2,260          70,648
                                                -----------
                                                    622,949
                                                -----------
FOOD & DRUG RETAILING (0.8%)
Performance Food Group Co. (a)....      957          35,591
SUPERVALU, Inc. ..................    2,846          47,813
Whole Foods Market, Inc. (a)......    1,118          52,159
Winn-Dixie Stores, Inc. ..........    2,140          32,143
                                                -----------
                                                    167,706
                                                -----------
FOOD PRODUCTS (0.9%)
Dean Foods Co. (a)................    1,658          62,158
Dole Food Co., Inc. ..............    1,377          40,456
Lancaster Colony Corp. ...........      627          28,497
McCormick & Co., Inc. ............    1,444          32,116
Tyson Foods, Inc. Class A.........    2,330          25,793
                                                -----------
                                                    189,020
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
GAS UTILITIES (0.7%)
KeySpan Corp. ....................    3,122     $   114,047
NiSource, Inc. ...................    2,270          37,500
                                                -----------
                                                    151,547
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
Applera Corp. Applied Biosystems
 Group............................    2,300          46,529
Bard (C.R.), Inc. ................    1,145          64,040
Bausch & Lomb, Inc. ..............      546          16,980
Beckman Coulter, Inc. ............    1,236          34,423
Steris Corp. (a)..................      752          19,950
Stryker Corp. ....................      358          22,590
Varian Medical Systems, Inc.
 (a)..............................      736          35,490
                                                -----------
                                                    240,002
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (5.9%)
Aetna, Inc. ......................    1,568          63,190
Anthem, Inc. (a)..................    2,251         141,813
Coventry Health Care, Inc. (a)....    1,245          41,658
DaVita, Inc. (a)..................    2,328          55,802
HEALTHSOUTH Corp. (a).............    3,832          16,669
Henry Schein, Inc. (a)............    1,328          66,626
Lincare Holdings, Inc. (a)........    2,386          81,291
Manor Care, Inc. (a)..............    1,140          22,538
Mid Atlantic Medical Services,
 Inc. (a).........................    1,548          56,347
Oxford Health Plans, Inc. (a).....    2,872         102,128
Pharmaceutical Product
 Development, Inc. (a)............      509          13,947
Quest Diagnostics, Inc. (a).......    1,931         123,256
Quintiles Transnational Corp.
 (a)..............................    1,931          20,758
Renal Care Group, Inc. (a)........    1,638          51,843
Triad Hospitals, Inc. (a).........    2,388          87,162
Universal Health Services, Inc.
 Class B (a)......................    1,609          78,004
WellPoint Health Networks, Inc.
 (a)..............................    3,522         264,890
                                                -----------
                                                  1,287,922
                                                -----------
HOTELS, RESTAURANTS & LEISURE (5.5%)
Brinker International, Inc. (a)...    2,107          59,818
CBRL Group, Inc. .................      609          14,269
CEC Entertainment, Inc. (a).......      283           7,867
Darden Restaurants, Inc. .........    5,589         106,079
Gtech Holdings Corp. (a)..........    1,875          48,750
Harrah's Entertainment, Inc.
 (a)..............................    3,726         156,492
Hilton Hotels Corp. ..............   10,890         133,947
International Game Technology
 (a)..............................      900          67,689
International Speedway Corp. Class
 A................................      906          35,280
Mandalay Resort Group (a).........    1,224          34,627
MGM Mirage, Inc. .................    2,255          70,130
Outback Steakhouse, Inc. (a)......      655          22,303
Park Place Entertainment Corp.
 (a)..............................    5,943          43,087
Starbucks Corp. (a)...............    3,706          88,017
Starwood Hotels & Resorts
 Worldwide, Inc. .................    2,550          59,415
Wendy's International, Inc. ......    2,330          73,814
Yum! Brands, Inc. (a).............    8,675         195,448
                                                -----------
                                                  1,217,032
                                                -----------



                                     SHARES           VALUE
                                    -----------------------
HOUSEHOLD DURABLES (5.1%)
American Greetings Corp. Class
 A................................    1,512     $    22,740
Black & Decker Corp. (The)........    2,627         122,838
Centex Corp. .....................      647          29,426
Fortune Brands, Inc. .............    4,512         225,871
Furniture Brands International,
 Inc. (a).........................      547          12,368
Harman International Industries,
 Inc. ............................      849          47,544
KB Home...........................    1,416          66,835
La-Z-Boy, Inc. ...................    1,680          39,984
Lennar Corp. .....................    1,153          63,611
Maytag Corp. .....................    2,533          65,351
Mohawk Industries, Inc. (a).......    1,680          89,964
Newell Rubbermaid, Inc. ..........    7,596         246,262
NVR, Inc. (a).....................      183          62,037
Ryland Group, Inc. (The)..........      298          12,397
Toll Brothers, Inc. ..............      512          10,486
                                                -----------
                                                  1,117,714
                                                -----------
HOUSEHOLD PRODUCTS (0.4%)
Church & Dwight Co., Inc. ........      390          13,486
Dial Corp. (The)..................    3,051          64,864
                                                -----------
                                                     78,350
                                                -----------
INDUSTRIAL CONGLOMERATES (0.7%)
Teleflex, Inc. ...................      758          31,882
Textron, Inc. ....................    2,695         110,495
                                                -----------
                                                    142,377
                                                -----------
INSURANCE (3.4%)
Allamerica Financial Corp. .......      579           4,927
American Financial Group, Inc. ...      993          23,018
Berkley (W.R.) Corp. .............        1              37
Fidelity National Financial,
 Inc. ............................    3,121          94,254
First American Corp. .............    2,346          47,976
Nationwide Financial Services,
 Inc. Class A.....................      225           6,232
Old Republic International
 Corp. ...........................    3,902         116,319
Phoenix Cos., Inc. (The)..........    1,939          17,548
PMI Group, Inc. (The).............      952          28,370
Protective Life Corp. ............    2,243          64,105
Radian Group, Inc. ...............    2,933         103,447
SAFECO Corp. .....................    3,081         109,560
StanCorp Financial Group, Inc. ...      483          26,082
UNUMProvident Corp. ..............    5,223         107,176
                                                -----------
                                                    749,051
                                                -----------
INTERNET & CATALOG RETAIL (0.4%)
Amazon.com, Inc. (a)..............    4,090          79,182
Ticketmaster Class B (a)..........      355           8,378
                                                -----------
                                                     87,560
                                                -----------
INTERNET SOFTWARE & SERVICES (0.1%)
Expedia, Inc. Class A (a).........      110           7,443
Hotels.com Class A (a)............      306          19,079
                                                -----------
                                                     26,522
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
IT CONSULTING & SERVICES (1.5%)
Acxiom Corp. (a)..................    2,568     $    32,357
BearingPoint, Inc. (a)............    1,909          14,890
Computer Sciences Corp. (a).......    5,229         168,844
SunGard Data Systems, Inc. (a)....    4,933         109,365
                                                -----------
                                                    325,456
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (1.7%)
Brunswick Corp. ..................    2,901          59,703
Eastman Kodak Co. ................    4,921         162,147
Mattel, Inc. .....................    5,878         107,920
Polaris Industries, Inc. .........      762          47,998
                                                -----------
                                                    377,768
                                                -----------
MACHINERY (2.9%)
AGCO Corp. (a)....................    2,445          62,103
Dover Corp. ......................    2,044          51,263
Eaton Corp. ......................      420          28,724
Harsco Corp. .....................      438          11,235
ITT Industries, Inc. .............    2,964         192,601
PACCAR, Inc. .....................    2,336         103,064
Parker-Hannifin Corp. ............    1,287          56,152
Pentair, Inc. ....................    1,050          34,692
SPX Corp. (a).....................    1,696          71,249
Timken Co. (The)..................    1,608          29,298
                                                -----------
                                                    640,381
                                                -----------
MEDIA (1.6%)
Belo Corp. Class A................    2,881          66,551
Getty Images, Inc. (a)............      648          18,572
Hearst-Argyle Television, Inc.
 (a)..............................      595          14,809
Lee Enterprises, Inc. ............      483          15,794
McClatchy Co. (The) Class A.......      600          37,278
Media General, Inc. Class A.......      138           7,549
Meredith Corp. ...................      758          34,527
Regal Entertainment Group Class
 A................................      196           3,783
Washington Post Co. Class B.......      124          90,259
Westwood One, Inc. (a)............    1,629          59,133
                                                -----------
                                                    348,255
                                                -----------
METALS & MINING (0.9%)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a).................    2,400          29,280
Nucor Corp. ......................      943          39,738
Phelps Dodge Corp. (a)............    2,657          82,420
United States Steel Corp. ........    3,260          41,891
                                                -----------
                                                    193,329
                                                -----------
MULTILINE RETAIL (2.3%)
Big Lots, Inc. (a)................    3,855          63,993
Dillard's, Inc. Class A...........    2,292          37,795
Dollar Tree Stores, Inc. (a)......    1,177          30,943
Federated Department Stores, Inc.
 (a)..............................    6,242         191,630
J.C. Penney Co., Inc. Holding
 Co...............................    2,895          55,150
Neiman Marcus Group, Inc.
 Class A (a)......................      401          11,669
 Class B (a)......................      295           7,862
Nordstrom, Inc. ..................    3,111          61,971
Saks, Inc. (a)....................    4,012          43,530
                                                -----------
                                                    504,543
                                                -----------



                                     SHARES           VALUE
                                    -----------------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
Equitable Resources, Inc. ........      685     $    24,386
SCANA Corp. ......................    1,721          50,219
                                                -----------
                                                     74,605
                                                -----------
OFFICE ELECTRONICS (0.6%)
IKON Office Solutions, Inc. ......    3,631          25,708
Xerox Corp. (a)...................   15,475         102,754
                                                -----------
                                                    128,462
                                                -----------
OIL & GAS (7.2%)
Amerada Hess Corp. ...............    1,715          87,980
Apache Corp. .....................    4,237         229,052
Burlington Resources, Inc. .......    6,068         250,002
Cimarex Energy Co. (a)............      507           8,061
Devon Energy Corp. ...............    4,546         229,573
Forest Oil Corp. (a)..............    1,014          25,299
Marathon Oil Corp. ...............    3,390          70,851
Murphy Oil Corp. .................    1,199         100,512
Newfield Exploration Co. (a)......    1,452          50,805
Noble Energy, Inc. ...............    1,246          45,342
Ocean Energy, Inc. ...............    5,720         106,564
Pioneer Natural Resources Co. ....    3,760          93,511
Pogo Producing Co. ...............    1,839          66,296
Unocal Corp. .....................    2,808          77,613
Valero Energy Corp. ..............    1,105          38,907
XTO Energy, Inc. .................    3,777          90,837
                                                -----------
                                                  1,571,205
                                                -----------
PAPER & FOREST PRODUCTS (0.3%)
Boise Cascade Corp. ..............    1,106          26,312
Georgia-Pacific Corp. ............    3,537          43,151
Rayonier, Inc. ...................       92           3,881
                                                -----------
                                                     73,344
                                                -----------
PERSONAL PRODUCTS (0.0%) (B)
Estee Lauder Cos., Inc. (The).....      240           6,989
                                                -----------
PHARMACEUTICALS (0.9%)
Barr Laboratories, Inc. (a).......      618          36,357
Mylan Laboratories, Inc. .........    2,864          90,130
Watson Pharmaceuticals, Inc.
 (a)..............................    2,239          61,550
                                                -----------
                                                    188,037
                                                -----------
REAL ESTATE (3.9%)
AMB Property Corp. ...............    2,784          74,611
Annaly Mortgage Management,
 Inc. ............................    2,718          47,646
Apartment Investment & Management
 Co. Class A......................      884          31,064
Catellus Development Corp. (a)....      896          15,949
Developers Diversified Realty
 Corp. ...........................    1,120          23,968
Duke Realty Corp. ................    3,548          86,216
General Growth Properties,
 Inc. ............................    2,046          98,372
Health Care Property Investors,
 Inc. ............................    1,269          54,821
Hospitality Properties Trust......    2,070          67,730
Host Marriot Corp. ...............    2,573          21,099
JDN Realty Corp. .................    1,286          13,992
Mack-Cali Realty Corp. ...........      467          13,492
ProLogis..........................    1,737          42,035
Reckson Associates Realty
 Corp. ...........................    1,168          23,722

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
REAL ESTATE (CONTINUED)
Regency Centers Corp. ............      529     $    16,536
Rouse Co. (The)...................      819          24,283
Simon Property Group, Inc. .......    4,267         145,718
United Dominion Realty Trust,
 Inc. ............................    1,220          17,605
Weingarten Realty Investors.......    1,012          37,596
                                                -----------
                                                    856,455
                                                -----------
ROAD & RAIL (0.3%)
GATX Corp. .......................    1,117          22,396
Swift Transportation Co., Inc.
 (a)..............................    2,019          32,486
                                                -----------
                                                     54,882
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.4%)
Advanced Micro Devices, Inc.
 (a)..............................    5,240          32,174
Agere Systems, Inc. Class B (a)...    4,965           4,617
Altera Corp. (a)..................    1,875          21,975
Amkor Technology, Inc. (a)........      498           1,753
Applied Micro Circuits Corp.
 (a)..............................    1,417           5,526
Broadcom Corp. Class A (a)........      935          11,201
Cymer, Inc. (a)...................      742          18,639
LSI Logic Corp. (a)...............    1,983          11,700
Microchip Technology, Inc. (a)....    6,329         154,428
NVIDIA Corp. (a)..................      523           6,224
PMC-Sierra, Inc. (a)..............      846           4,120
QLogic Corp. (a)..................      964          33,557
RF Micro Devices, Inc. (a)........      739           6,273
                                                -----------
                                                    312,187
                                                -----------
SOFTWARE (3.3%)
Activision, Inc. (a)..............      706          14,473
Autodesk, Inc. ...................      683           7,991
BEA Systems, Inc. (a).............    1,179           9,537
BMC Software, Inc. (a)............    5,384          85,821
Citrix Systems, Inc. (a)..........      625           4,719
Computer Associates International,
 Inc. ............................    5,397          80,199
Compuware Corp. (a)...............    1,300           6,306
Fair, Isaac and Co., Inc. ........      355          13,657
i2 Technologies, Inc. (a).........    1,556           1,214
Intuit, Inc. (a)..................    1,562          81,099
J.D. Edwards & Co. (a)............    3,300          39,138
Network Associates, Inc. (a)......    1,409          22,389
PeopleSoft, Inc. (a)..............      941          17,032
Rational Software Corp. (a).......      522           3,456
Reynolds & Reynolds Co. (The)
 Class A..........................    2,213          52,382
Siebel Systems, Inc. (a)..........    1,527          11,483
Sybase, Inc. (a)..................    1,048          13,425
Symantec Corp. (a)................    4,666         186,640
Synopsys, Inc. (a)................    1,651          62,490
VERITAS Software Corp. (a)........    1,165          17,766
                                                -----------
                                                    731,217
                                                -----------



                                     SHARES           VALUE
                                    -----------------------
SPECIALTY RETAIL (5.6%)
Abercrombie & Fitch Co. Class A
 (a)..............................      966     $    17,214
Advanced Auto Parts, Inc. (a).....      313          16,761
AutoNation, Inc. (a)..............    2,058          21,835
AutoZone, Inc. (a)................    1,065          91,345
Barnes & Noble, Inc. (a)..........      984          20,762
Blockbuster, Inc. Class A.........      999          23,946
Borders Group, Inc. (a)...........    1,814          31,255
CarMax, Inc. (a)..................    1,200          19,668
Chico's FAS, Inc. (a).............    2,388          46,089
Circuit City Stores-Circuit City
 Group............................    2,315          22,942
Michaels Stores, Inc. (a).........    2,164          97,293
Office Depot, Inc. (a)............    3,253          46,811
PETsMART, Inc. (a)................    4,359          83,300
Pier 1 Imports, Inc. .............    2,978          56,135
RadioShack Corp. .................    5,676         118,628
Rent-A-Center, Inc. (a)...........      984          43,640
Ross Stores, Inc. ................    2,583         108,099
Sherwin-Williams Co. (The)........    3,802         103,985
Sonic Automotive, Inc. (a)........      570           8,978
Staples, Inc. (a).................   10,445         161,898
United Rentals, Inc. (a)..........      577           3,520
Williams-Sonoma, Inc. (a).........    2,916          69,401
Zale Corp. (a)....................      726          21,199
                                                -----------
                                                  1,234,704
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (1.8%)
Coach, Inc. (a)...................    2,910          86,573
Columbia Sportwear Co. (a)........      147           5,912
Jones Apparel Group, Inc. (a).....    3,849         133,329
Liz Claiborne, Inc. ..............    1,166          34,654
Polo Ralph Lauren Corp. (a).......      334           6,359
Reebok International Ltd. (a).....    1,094          30,906
Timberland Co. (The) Class A
 (a)..............................      617          19,608
V.F. Corp. .......................    1,881          69,258
                                                -----------
                                                    386,599
                                                -----------
TOBACCO (0.2%)
R.J. Reynolds Tobacco Holdings,
 Inc. ............................      953          38,644
                                                -----------
TRADING COMPANIES & DISTRIBUTORS (0.0%) (b)
MSC Industrial Direct Co., Inc.
 (a)..............................      273           3,538
                                                -----------
WATER UTILITIES (0.2%)
American Water Works Co., Inc. ...      964          43,168
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    -----------------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Nextel Communications, Inc. Class
 A (a)............................   13,379     $   150,915
PanAmSat Corp. (a)................      948          18,486
Telephone & Data Systems, Inc. ...      556          28,301
United States Cellular Corp.
 (a)..............................      242           6,679
                                                -----------
                                                    204,381
                                                -----------
Total Investments
 (Cost $22,777,129) (c)...........    100.0%     21,945,917(d)
Cash and Other Assets,
 Less Liabilities.................      0.0(b)        6,147
                                    -------      ----------
Net Assets........................    100.0%    $21,952,064
                                    -------      ----------
                                    -------      ----------

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The cost for federal income tax purposes is $22,863,990.
(d) At October 31, 2002 net unrealized depreciation was $918,073, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,257,011 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,175,084.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $22,777,129)...............................  $21,945,917
 Cash..............................................       13,573
 Receivables:
   Investment securities sold......................    2,453,519
   Dividends.......................................       16,188
   Manager.........................................        4,617
   Funds shares sold...............................          813
 Other assets......................................        2,897
                                                     -----------
       Total assets................................   24,437,524
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    2,452,381
   Transfer agent..................................        2,408
   Custodian.......................................        1,746
 Accrued expenses..................................       28,925
                                                     -----------
       Total liabilities...........................    2,485,460
                                                     -----------
 Net assets........................................  $21,952,064
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,807
 Additional paid-in capital........................   27,847,263
 Accumulated undistributed net investment income...       52,464
 Accumulated net realized loss on investments......   (5,119,258)
 Net unrealized depreciation on investments........     (831,212)
                                                     -----------
 Net assets........................................  $21,952,064
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $21,952,064
                                                     ===========
 Shares of capital stock outstanding...............    2,807,046
                                                     ===========
 Net asset value per share outstanding.............  $      7.82
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $   329,824
   Interest........................................          624
                                                     -----------
       Total income................................      330,448
                                                     -----------
 Expenses:
   Manager.........................................      209,145
   Professional....................................       25,453
   Custodian.......................................       20,797
   Registration....................................       13,817
   Transfer agent..................................       13,801
   Portfolio pricing...............................        8,438
   Directors.......................................        4,530
   Shareholder communication.......................        3,493
   Miscellaneous...................................       13,231
                                                     -----------
       Total expenses before reimbursement.........      312,705
   Expense reimbursement from Manager..............      (66,652)
                                                     -----------
       Net expenses................................      246,053
                                                     -----------
 Net investment income.............................       84,395
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments..................   (1,976,949)
 Net change in unrealized depreciation on
   investments.....................................       74,759
                                                     -----------
 Net realized and unrealized loss on investments...   (1,902,190)
                                                     -----------
 Net decrease in net assets resulting from
   operations......................................  $(1,817,795)
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $28.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002 and the period January 2, 2001 through October 31, 2001

                                                                 2002          2001
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    84,395   $    68,109
    Net realized loss on investments........................   (1,976,949)   (3,145,048)
    Net change in unrealized depreciation on investments....       74,759      (905,971)
                                                              -----------   -----------
    Net decrease in net assets resulting from operations....   (1,817,795)   (3,982,910)
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (97,301)          --
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    4,485,135    25,138,836
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................        8,051           --
                                                              -----------   -----------
                                                                4,493,186    25,138,836
    Cost of shares redeemed:
      No-Load Class.........................................   (1,781,952)          --
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,711,234    25,138,836
                                                              -----------   -----------
      Net increase in net assets............................      796,138    21,155,926
NET ASSETS:
  Beginning of period.......................................   21,155,926           --
                                                              -----------   -----------
  End of period.............................................  $21,952,064   $21,155,926
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    52,464   $    68,109
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                          NO-LOAD CLASS
                                                              -------------------------------------
                                                                                   JANUARY 2, 2001*
                                                                  YEAR ENDED           THROUGH
                                                               OCTOBER 31, 2002    OCTOBER 31, 2001
                                                              ------------------   ----------------
Net asset value at beginning of period......................       $  8.41             $ 10.00
                                                                   -------             -------
Net investment income.......................................          0.03                0.03
Net realized and unrealized loss on investments.............         (0.58)              (1.62)
                                                                   -------             -------
Total from investment operations............................         (0.55)              (1.59)
                                                                   -------             -------
Less dividends:
From net investment income..................................         (0.04)                --
                                                                   -------             -------
Net asset value at end of period............................       $  7.82             $  8.41
                                                                   =======             =======
Total investment return.....................................         (6.66%)            (15.90%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          0.34%               0.35%+
  Net expenses..............................................          1.00%               1.00%+
  Expenses (before reimbursement)...........................          1.27%               1.27%+
Portfolio turnover rate.....................................           151%                106%
Net assets at end of period (in 000's)......................       $21,952             $21,156

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Value Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, value stocks outperformed growth stocks at all capitalization levels. Mid-cap and small-cap stocks showed stronger relative performance than large-capitalization issues. Nevertheless, the equity market experienced significant declines across growth and value styles and regardless of company size.

Over the reporting period, investor confidence was undermined by corporate malfeasance, a weak job market, and geopolitical instability. Despite conflicting indicators, the U.S. economy continued to advance, fueled by exceedingly low interest rates. The Federal Reserve lowered the targeted federal funds rate in November and again in December of 2001. The Fed allowed interest rates to move with natural market forces through the end of October 2002. Home sales and refinancings rose as mortgage rates fell to their lowest level in almost four decades. Consumer spending, which accounts for about two-thirds of the U.S. economy, remained relatively strong.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Mid Cap Value Fund returned -0.38% for No-Load Class shares. No-Load Class shares outperformed the -9.66% return of the average Lipper(1) mid-cap core fund over the same period. No-Load Class shares also outperformed the -15.11% return of the S&P 500 Index,(2) the -8.02% return of the Russell Midcap Index,(3) and the -2.97% return of the Russell Midcap Value Index(4) for the 12-month period ended October 31, 2002.

The Fund's strong results relative to its peers and its benchmarks resulted from its commitment to value investing and its positions in the banks, capital goods, and consumer durables & apparel industry groups.

STRONG AND WEAK PERFORMERS

The Fund selects stocks on the basis of relative valuation and strong current operating results. Since the Fund uses a quantitative approach that focuses primarily on actual operating results, the story behind a stock's performance is not necessarily relevant to the Fund's investment strategy.

The Fund's investment process incorporates diversification at the individual security level to manage the risk of investing in the domestic equity market. As a result, no individual holding accounted for more than two percent of the total portfolio value.

UnionBanCal generated solid profit growth throughout 2002 and its stock gained 29% for the Fund's fiscal year.(5) The stock benefited from online residential mortgage lending and a multiyear contract by the U.S. Postal Service to process deposits for all nine postal districts in California. UnitedHealth Group is a diversified health and well-being enterprise whose stock gained 52% on strong performance across most business units and better-than-expected financial and operating results. Ross Stores is a discount retailer whose shares returned more than 40% on stronger-than-expected operating results. The company remained profitable, added locations, and plans to continue opening stores to increase its market share in the South.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S.
     companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(5) Unless otherwise specified, returns are for the 12-month period ended October 31, 2002.

Shares of Black & Decker, the biggest U.S. power-tool manufacturer, gained 40% during the reporting period, based on strong profits, aggressive cost cutting, and strategic factory relocations. Deluxe is a leading check-printing company whose stock gained 35% for the year ended October 31, 2002. For the first nine months of 2002, cost-cutting and productivity initiatives allowed the company to report higher net income and more revenue per unit.

Unfortunately, the Fund also had a number of holdings that detracted from performance. Rite Aid, the third largest U.S. drugstore chain, saw profits decline as operating results deteriorated. The Fund's entire position was sold in August 2002 at a loss of 64% since April 2002, when the stock was purchased for the Fund. Texas Instruments, whose digital signal processors are found in half of the cellular phones sold worldwide, suffered from disappointing sales and profits as orders declined. We sold the Fund's entire position in September 2002 at a loss of 55% since the stock's purchase in April 2002. Intel continued to deal with excess inventory and lagging demand, as the technology sector struggled to recover from the economic slowdown. We sold the Fund's entire position in the stock during September 2002 at a loss of 54% since March 2002, when the stock was purchased for the Fund.

PURCHASES AND SALES

The Fund holds approximately 100 stocks, none of which represents more than two percent of net assets. All purchases and sales follow the same investment principles, which require attractive valuation levels for the stock and improving operating characteristics at the company. In July, the Fund established a position in Adolph Coors, the third-largest U.S. brewer. After acquiring Carling beer, Adolph Coors increased third-quarter profits by 20%, and Adolph Coors' aggressive advertising has helped the stock price rise 32% from the date of purchase through the end of October 2002. Computer storage-device manufacturer Imation saw increasing demand for its products in the third quarter of 2002, and the stock, which was purchased in August, increased 31% by the close of the reporting period. GTECH Holdings specializes in computerized lottery systems, and the Fund purchased the stock in August 2002. New contracts, increasing revenues, and an improving balance sheet helped the stock rise 29% for the portion of the reporting period it was held in the Fund.

The Fund sold Caremark Rx, a leading U.S. pharmaceutical services company that saw increased revenues, strong mail-orders, and increasing generic drug sales. We sold the Fund's entire position at a 43% gain for the reporting period when it became overpriced according to our proprietary valuation measures. The Fund also sold its position in Maytag, the appliance manufacturer, at a gain of 40% during the portion of the reporting period the stock was held in the Fund, when higher-than-forecasted profits caused the stock to become overvalued. We sold the Fund's position in clothing retailer Abercrombie & Fitch at a loss, when the retail slump led to disappointing earnings projections.

SECTOR WEIGHTING CHANGES

The Fund is managed by selecting individual mid-capitalization stocks on the basis of relative value measures. Although the Fund does not select securities on a top-down or sector-first basis, occasionally our approach to stock selection may create concentrations in various economic sectors. Several companies within an industry may be attractive investments at the same time as a result of business cycles or temporarily depressed valuations. During the 12-month reporting period, the Fund's stock selection process led to increased weightings in energy equipment & services and in real estate, largely as a result of attractive valuations and the impact of declining interest rates. The Fund decreased its weighting in chemicals as relative valuation levels appreciated. The Fund also reduced its tobacco weighting as operating characteristics deteriorated.

As a result of the Fund's stock selection process, on October 31, 2002, the Fund was overweighted relative to the Russell Midcap Index in the household durables and specialty retail industries, both of which contrib-uted positively to the Fund's performance. At the end of the reporting period, the Fund was underweighted in health care equipment & supplies, biotechnology, and semiconductor equipment & products. Since these industries had disappointing results, the Fund's underweighted positions enhanced relative performance.

LOOKING AHEAD

We will continue to invest in mid-capitalization stocks of companies that we believe are relatively undervalued and have strong operating characteristics. We will base our selections on the investment merit of these characteristics as we seek to generate solid risk-adjusted returns over extended periods.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES


[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
                                                                 --------------------------            --------------------
12/27/94                                                                   10000                              10000
12/95                                                                      12682                              12735
12/96                                                                      15523                              15236
12/97                                                                      20562                              19620
12/98                                                                      22690                              20497
12/99                                                                      22697                              24002
12/00                                                                      24021                              29701
12/01                                                                      25378                              24347
10/31/02                                                                   23040                              22394

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                 ECLIPSE MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
                                                                 --------------------------            --------------------
12/27/94                                                                   10000                              10000
12/95                                                                      12648                              12735
12/96                                                                      15443                              15236
12/97                                                                      20412                              19620
12/98                                                                      22478                              20497
12/99                                                                      22428                              24002
12/00                                                                      23679                              29701
12/01                                                                      24956                              24347
10/31/02                                                                   22619                              22394

Source: Lipper Inc., 10/31/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                                                                          AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                                                   AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                                     ONE YEAR   FIVE YEARS     INCEPTION(+)
-------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund No-Load Class                              -0.38%       3.27%          11.22%
Eclipse Mid Cap Value Fund Service Class(+)                           -0.55        3.04           10.95
Average Lipper mid-cap core fund(++)                                  -9.66        2.55           10.47
Russell Midcap Index(sec.)                                            -8.02        2.68           10.84

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1995                                                                             26.82
1996                                                                             22.40
1997                                                                             32.46
1998                                                                             10.35
1999                                                                              0.04
2000                                                                              5.83
2001                                                                             -3.72
2002                                                                             -0.38

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

   * Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

   + Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 12/27/94, up to 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

  ++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE MID CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (96.8%)+

                                       SHARES         VALUE
                                   ------------------------
AIR FREIGHT & LOGISTICS (1.1%)
J.B. Hunt Transport Services,
 Inc. (a)........................      21,100   $   584,259
                                                -----------
AUTO COMPONENTS (2.1%)
American Axle & Manufacturing
 Holdings, Inc. (a)..............      13,900       329,430
ArvinMeritor, Inc. ..............      25,700       389,355
Lear Corp. (a)...................       9,600       350,880
                                                -----------
                                                  1,069,665
                                                -----------
BANKS (9.6%)
AmSouth Bancorporation...........      23,700       464,520
Associated Banc-Corp.............       9,130       306,403
Bank of America Corp. ...........       7,700       537,460
Bank of Hawaii Corp. ............      16,200       479,844
Compass Bancshares, Inc. ........      12,500       403,750
First Tennessee National
 Corp. ..........................       8,800       326,304
Golden West Financial Corp. .....       6,900       476,514
Hudson United Bancorp............       9,700       295,365
IndyMac Bancorp, Inc. (a)........      11,500       214,360
North Fork Bancorporation,
 Inc. ...........................       8,900       342,294
SunTrust Banks, Inc. ............       7,100       431,964
UnionBanCal Corp. ...............      14,500       619,150
                                                -----------
                                                  4,897,928
                                                -----------
BEVERAGES (0.7%)
Coors (Adolph) Co. Class B.......       5,000       342,400
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (4.5%)
Choice Hotels International, Inc.
 (a).............................       8,700       172,086
Deluxe Corp. ....................       2,800       129,416
Dun & Bradstreet Corp. (The)
 (a).............................      22,900       836,995
First Data Corp. ................      19,600       684,824
Pitney Bowes, Inc. ..............      13,700       459,635
                                                -----------
                                                  2,282,956
                                                -----------
COMPUTERS & PERIPHERALS (3.0%)
Apple Computer, Inc. (a).........      34,200       549,594
Dell Computer Corp. (a)..........      22,100       632,281
Imation Corp. (a)................       8,700       356,004
                                                -----------
                                                  1,537,879
                                                -----------
CONTAINERS & PACKAGING (0.7%)
Ball Corp. ......................       7,000       339,010
                                                -----------
DIVERSIFIED FINANCIALS (5.3%)
Bear Stearns Cos., Inc. (The)....       9,897       604,212
Federated Investors, Inc. Class
 B...............................      13,650       365,820
Moody's Corp. ...................      15,200       715,920
SLM Corp. .......................       7,100       729,454
Student Loan Corp. (The).........       3,200       304,640
                                                -----------
                                                  2,720,046
                                                -----------

                                       SHARES         VALUE
                                   ------------------------

ELECTRIC UTILITIES (3.1%)
Pepco Holdings, Inc. ............      19,900   $   411,930
Public Service Enterprise Group,
 Inc. ...........................      14,100       403,965
Wisconsin Energy Corp. ..........      34,100       783,618
                                                -----------
                                                  1,599,513
                                                -----------
ELECTRICAL EQUIPMENT (1.6%)
Energizer Holdings, Inc. (a).....      27,700       826,568
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.7%)
Diebold, Inc. ...................      11,200       399,280
Ingram Micro Inc. Class A (a)....      38,900       557,437
Tektronix, Inc. (a)..............      22,700       401,109
                                                -----------
                                                  1,357,826
                                                -----------
ENERGY EQUIPMENT & SERVICES (5.3%)
ENSCO International, Inc. .......      27,800       751,712
Helmerich & Payne, Inc. .........      22,900       648,299
Nabors Industries, Inc. (a)......      20,000       699,400
Noble Corp. (a)..................      19,700       636,704
                                                -----------
                                                  2,736,115
                                                -----------
FOOD & DRUG RETAILING (0.6%)
Winn-Dixie Stores, Inc. .........      19,300       289,886
                                                -----------
FOOD PRODUCTS (3.0%)
Hormel Foods Corp. ..............      19,600       474,320
Tyson Foods, Inc. Class A........      48,900       541,323
Wrigley (Wm.) Jr. Co. ...........       9,900       522,423
                                                -----------
                                                  1,538,066
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (7.3%)
AdvancePCS (a)...................      11,400       286,140
Coventry Health Care, Inc. (a)...       8,800       294,448
Health Net, Inc. (a).............      28,300       662,220
Humana, Inc. (a).................      59,600       725,928
Oxford Health Plans, Inc. (a)....      10,200       362,712
PacifiCare Health Systems, Inc.
 (a).............................      16,600       490,696
UnitedHealth Group, Inc. ........      10,200       927,690
                                                -----------
                                                  3,749,834
                                                -----------
HOTELS, RESTAURANTS & LEISURE (3.8%)
Brinker International, Inc.
 (a).............................      23,900       678,521
GTECH Holdings Corp. (a).........      13,200       343,200
Outback Steakhouse, Inc. ........       8,900       303,045
Wendy's International, Inc. .....      19,800       627,264
                                                -----------
                                                  1,952,030
                                                -----------
HOUSEHOLD DURABLES (8.2%)
Black & Decker Corp. (The).......      16,000       748,160
Fortune Brands, Inc. ............      12,500       625,750
Hovnanian Enterprises, Inc.
 (a).............................      10,200       385,764
KB Home..........................       5,600       264,320
M.D.C. Holdings, Inc. ...........       9,700       364,138
Mohawk Industries, Inc. (a)......      13,100       701,505
NVR, Inc. (a)....................       1,800       610,200

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                   ------------------------
HOUSEHOLD DURABLES (CONTINUED)
Ryland Group, Inc. (The).........       6,800   $   282,880
Toll Brothers, Inc. (a)..........      11,400       233,472
                                                -----------
                                                  4,216,189
                                                -----------
HOUSEHOLD PRODUCTS (4.6%)
Clorox Co. (The).................      18,300       822,219
Dial Corp. (The).................      35,100       746,226
Procter & Gamble Co. (The).......       9,100       804,895
                                                -----------
                                                  2,373,340
                                                -----------
INSURANCE (2.1%)
Jefferson-Pilot Corp. ...........      13,400       538,010
MGIC Investment Corp. ...........       6,700       281,132
Unitrin, Inc. ...................       7,700       242,550
                                                -----------
                                                  1,061,692
                                                -----------
MULTILINE RETAIL (2.8%)
Big Lots, Inc. (a)...............      23,800       395,080
Dillard's, Inc. Class A..........      15,500       255,595
Neiman Marcus Group, Inc. (The)
 (a).............................       9,800       285,180
Saks, Inc. (a)...................      22,100       239,785
Wal-Mart Stores, Inc. ...........       4,900       262,395
                                                -----------
                                                  1,438,035
                                                -----------
OIL & GAS (1.4%)
Apache Corp. ....................       7,200       389,232
Sunoco, Inc. ....................      11,300       338,774
                                                -----------
                                                    728,006
                                                -----------
PERSONAL PRODUCTS (1.1%)
Estee Lauder Cos., Inc. (The)
 Class A.........................      19,800       576,576
                                                -----------
REAL ESTATE (6.5%)
AMB Property Corp. ..............      20,200       541,360
Annaly Mortgage Management,
 Inc. ...........................      13,600       238,408
CarrAmerica Realty Corp. ........      10,700       254,018
Catellus Development Corp. (a)...      13,400       238,520
Highwoods Properties, Inc. ......      19,300       386,000
HRPT Properties Trust............      61,200       481,644
LNR Property Corp. ..............      13,900       495,535
Mack-Cali Realty Corp. ..........       8,700       251,343
Public Storage, Inc. ............      15,900       467,778
                                                -----------
                                                  3,354,606
                                                -----------
SOFTWARE (3.3%)
Macromedia, Inc. (a).............       8,600        96,406
Novell, Inc. (a).................      34,100        82,863
Rational Software Corp. (a)......      86,400       571,968
Symantec Corp. (a)...............      23,100       924,000
                                                -----------
                                                  1,675,237
                                                -----------
SPECIALTY RETAIL (11.4%)
AutoNation, Inc. (a).............      35,500       376,655
AutoZone, Inc. (a)...............       7,400       634,698

                                       SHARES         VALUE
                                   ------------------------

SPECIALTY RETAIL (CONTINUED)
CarMax, Inc. (a).................      22,287   $   365,284
CDW Computer Centers, Inc. (a)...      16,300       864,226
Circuit City Stores, Inc. .......      22,900       226,939
Michaels Stores, Inc. (a)........       8,000       359,680
Pier 1 Imports, Inc. ............      15,000       282,750
Rent-A-Center, Inc. (a)..........       5,100       226,185
Ross Stores, Inc. ...............       9,900       414,315
Sherwin-Williams Co. (The).......      25,300       691,955
Sonic Automotive, Inc. (a).......      11,900       187,425
Talbots, Inc. (The)..............       7,700       213,444
TJX Cos., Inc. (The).............      48,600       997,272
                                                -----------
                                                  5,840,828
                                                -----------
TOBACCO (1.0%)
Reynolds (R.J.) Tobacco Holdings,
 Inc. ...........................      12,300       498,765
                                                -----------
Total Common Stocks
 (Cost $47,525,432)..............                49,587,255
                                                -----------
SHORT-TERM INVESTMENT (3.3%)

                                    PRINCIPAL
                                       AMOUNT
                                   ----------
REPURCHASE AGREEMENT (3.3%)
Bank of New York (The)
 1.70%, dated 10/31/02, due
 11/1/02
 Proceeds at maturity $1,715,081
 (Collateralized by $1,252,000
 U.S. Treasury Bond, 8.00%,
 due 11/15/21, market value
 including accrued interest
 $1,748,794).....................  $1,715,000     1,715,000
                                                -----------
Total Short-Term Investment
 (Cost $1,715,000)...............                 1,715,000
                                                -----------
Total Investments
 (Cost $49,240,432) (b)..........       100.1%   51,302,255(c)
Liabilities in Excess of
 Cash and Other Assets...........        (0.1)      (70,762)
                                   ----------    ----------
Net Assets.......................       100.0%  $51,231,493
                                    =========    ==========

------------
(a) Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At October 31, 2002 net unrealized appreciation was $2,061,823, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,208,877 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,147,054.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $49,240,432)...............................  $51,302,255
 Cash..............................................        5,065
 Receivables:
   Dividends and interest..........................       38,143
   Fund shares sold................................        2,012
 Other assets......................................       13,031
                                                     -----------
       Total assets................................   51,360,506
                                                     -----------
LIABILITIES:
 Payables:
   Fund shares redeemed............................       63,799
   Manager.........................................       16,699
   Transfer agent..................................        3,968
   Custodian.......................................        2,139
 Accrued expenses..................................       42,408
                                                     -----------
       Total liabilities...........................      129,013
                                                     -----------
 Net assets........................................  $51,231,493
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    31,698
   Service Class...................................            0(a)
 Additional paid-in capital........................   49,385,106
 Accumulated undistributed net investment income...      163,474
 Accumulated net realized loss on investments......     (410,608)
 Net unrealized appreciation on investments........    2,061,823
                                                     -----------
 Net assets........................................  $51,231,493
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $51,231,333
                                                     ===========
 Shares of capital stock outstanding...............    3,169,797
                                                     ===========
 Net asset value per share outstanding.............  $     16.16
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $       160
                                                     ===========
 Shares of capital stock outstanding...............           10
                                                     ===========
 Net asset value per share outstanding.............  $     16.16
                                                     ===========

------------
 (a)  Less than one dollar.

STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends (b).....................................  $ 838,758
   Interest..........................................     40,223
                                                       ---------
       Total income..................................    878,981
                                                       ---------
 Expenses:
   Manager...........................................    527,011
   Transfer agent....................................     94,354
   Professional......................................     56,332
   Registration......................................     19,294
   Directors.........................................     10,324
   Custodian.........................................      9,969
   Shareholder communication.........................      6,387
   Miscellaneous.....................................     29,612
                                                       ---------
       Total expenses before
        reimbursement................................    753,283
   Expense reimbursement from Manager................    (70,343)
   Fees paid indirectly..............................    (73,950)
                                                       ---------
       Net expenses..................................    608,990
                                                       ---------
 Net investment income...............................    269,991
                                                       ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments....................    (84,013)
 Net change in unrealized appreciation on
   investments.......................................   (481,540)
                                                       ---------
 Net realized and unrealized loss on investments.....   (565,553)
                                                       ---------
 Net decrease in net assets resulting from
   operations........................................  $(295,562)
                                                       =========

------------
 (b)  Dividends recorded net of foreign withholding taxes of $113.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002, the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                  2002          2001*           2000
                                                              ------------   ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    269,991   $    216,800   $    229,229
    Net realized loss on investments........................       (84,013)      (100,432)      (257,261)
    Net change in unrealized appreciation (depreciation) on
      investments...........................................      (481,540)    (2,534,456)     2,351,869
                                                              ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (295,562)    (2,418,088)     2,323,837
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (291,613)           --        (231,607)
    From net realized gain on investments:
      No-Load Class.........................................           --             --         (34,257)
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...      (291,613)           --        (265,864)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    26,415,345      7,521,137      8,863,963
      Service Class.........................................           175            --             --
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................       289,672            --         254,262
                                                              ------------   ------------   ------------
                                                                26,705,192      7,521,137      9,118,225
    Cost of shares redeemed:
      No-Load Class.........................................   (31,793,864)   (15,596,344)   (26,839,084)
                                                              ------------   ------------   ------------
      Decrease in net assets derived from capital share
        transactions........................................    (5,088,672)    (8,075,207)   (17,720,859)
                                                              ------------   ------------   ------------
      Net decrease in net assets............................    (5,675,847)   (10,493,295)   (15,662,886)
NET ASSETS:
  Beginning of period.......................................    56,907,340     67,400,635     83,063,521
                                                              ------------   ------------   ------------
  End of period.............................................  $ 51,231,493   $ 56,907,340   $ 67,400,635
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    163,474   $    215,161   $        --
                                                              ============   ============   ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                              NO-LOAD CLASS                                     SERVICE CLASS
                              ------------------------------------------------------------------------------   ----------------
                                                  JANUARY 1, 2001            YEAR ENDED DECEMBER 31             JULY 1, 2002**
                                 YEAR ENDED           THROUGH        ---------------------------------------       THROUGH
                              OCTOBER 31, 2002   OCTOBER 31, 2001*    2000      1999       1998       1997     OCTOBER 31, 2002
                              ----------------   -----------------   -------   -------   --------   --------   ----------------
Net asset value at beginning
 of period..................      $ 16.30             $ 16.93        $ 16.06   $ 17.73   $  17.76   $  13.49       $ 17.77
                                  -------             -------        -------   -------   --------   --------       -------
Net investment income.......         0.09                0.06           0.06      0.11       0.06       0.03          0.06
Net realized and unrealized
 gain (loss) on
 investments................        (0.14)              (0.69)          0.88     (0.13)      1.76       4.34         (1.67)
                                  -------             -------        -------   -------   --------   --------       -------
Total from investment
 operations.................        (0.05)              (0.63)          0.94     (0.02)      1.82       4.37         (1.61)
                                  -------             -------        -------   -------   --------   --------       -------
Less dividends and
 distributions:
From net investment income..        (0.09)                --           (0.06)    (0.11)     (0.06)     (0.03)          --
From net realized gain on
 investments................          --                  --           (0.01)    (1.54)     (1.79)     (0.07)          --
                                  -------             -------        -------   -------   --------   --------       -------
Total dividends and
 distributions..............        (0.09)                --           (0.07)    (1.65)     (1.85)     (0.10)          --
                                  -------             -------        -------   -------   --------   --------       -------
Net asset value at end of
 period.....................      $ 16.16             $ 16.30        $ 16.93   $ 16.06   $  17.73   $  17.76       $ 16.16
                                  =======             =======        =======   =======   ========   ========       =======
Total investment return.....        (0.38%)             (3.72%)(a)      5.83%     0.04%     10.35%     32.46%        (9.06%)(a)
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income......         0.46%               0.41%+         0.35%     0.51%      0.33%      0.36%         0.21%+
 Net expenses...............         1.17%#              1.19%+#(c)     1.06%#    1.05%      0.98%      0.94%         1.42%+#
 Expenses (before
   reimbursement)...........         1.29%#              1.22%+#(c)     1.06%#    1.05%      1.08%      1.14%         1.54%+#
Portfolio turnover rate.....           75%                 69%           114%       51%        81%        52%           75%
Net assets at end of period
 (in 000's).................      $51,231             $56,907        $67,401   $83,064   $124,525   $109,452       $     0(b)

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Commencement of Operations.
 +  Annualized.
 # Includes fees paid indirectly which amounted to 0.13% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.15% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended December 31, 2000.
(a) Total return is not annualized.
(b) Less than one thousand dollars.
(c)  Restated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Small Cap Value Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, value stocks outperformed growth stocks at all capitalization levels. Mid-cap and small-cap stocks showed stronger relative performance than large-capitalization issues. Nevertheless, the equity market experienced significant declines across growth and value styles and regardless of company size.

Over the reporting period, investor confidence was undermined by corporate malfeasance, a weak job market, and geopolitical instability. Despite conflicting indicators, the U.S. economy continued to advance, fueled by exceedingly low interest rates. The Federal Reserve lowered the targeted federal funds rate in November and again in December of 2001. After that, the Fed allowed interest rates to move with natural market forces through the end of October 2002. Home sales and refinancings rose as mortgage rates fell to their lowest level in almost four decades. Consumer spending, which accounts for about two-thirds of the U.S. economy, remained relatively strong.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Small Cap Value Fund returned 5.84% for No-Load Class shares. No-Load Class shares outperformed the -2.63% return of the average Lipper(1) small-cap value fund over the same period. No-Load Class shares also outperformed the -11.57% return of the Russell 2000 Index(2) and the -2.53% return of the Russell 2000 Value Index(3) for the 12-month period ended October 31, 2002.

The Fund's strong performance relative to its peers and its benchmark indices resulted primarily from the Fund's holdings in three industry groups: banks, capital goods, and consumer durables & apparel.

STRONG AND WEAK PERFORMERS

The Fund selects securities based on a proprietary quantitative approach that focuses on relative valuation and strong current operating results. Although the story behind a stock's performance is not necessarily relevant to the Fund's investment strategy, some stocks showed stronger performance than others.

One of the Fund's strongest-performing securities was Angelica (+153%). The company provides textile rental and laundry services to health care institutions and operates a national chain of retail uniform and shoe stores. The strength of the stock was related to the company's excellent financial results.

William Lyon Homes (+80%) and M/I Schottenstein Homes (+70%) are two of the nation's leading homebuilders. Both companies benefited from the strong demand for new homes, which was stimulated by low mortgage rates. Both companies reported very strong financial performance for the nine months ended October 31, 2002.

Provident Financial Holdings (+73%) is the holding company for Provident Savings Bank, FSB. Provident Financial Holdings recently announced record fiscal-quarter earnings as low interest rates led to a strong housing market and substantial increases in mortgage origination.

Ball (+52%) manufactures aluminum and plastic food and beverage containers. As sales increased, Ball's third quarter profits rose 38%, and the company has announced plans to expand its business in Europe by acquiring a German can manufacturer.

Not all of the Fund's holdings were as strong. Williams (-94%), is a coal trust company with ownership interests in coal gas properties. The trust was formed to provide

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S.
    companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

unit holders with cash and tax credits, and the stock has been consistently paying a strong dividend with a gross yield of almost 11%. The stock price is highly volatile due to the lack of liquidity and the fluctuations in natural gas prices.

DVI (-45%) is a specialty finance company that extends loans and leases to help health care providers finance the purchase of diagnostic imaging and other medical equipment. Setbacks in operations and difficulties with some of DVI's investments in Argentina led the company to report substantial losses for recent periods.

Sola International (-22%) is a global contact lens manufacturer and distributor. In February 2002, the stock fell 28% in one day after the company announced that fourth-quarter profits would not meet expectations. Despite a recovery in March and April of 2002, which was due to sales growth in the North American managed-care segments of the company's business, the stock weakened through the remainder of the reporting period.

PURCHASES AND SALES

Since the portfolio contains about 300 stocks and is widely diversified by issuers and industries, few of its holdings account for more than 1% of the portfolio. All purchases and sales follow the same investment disciplines that govern the entire portfolio. The Fund seeks stocks with attractive valuations and operating characteristics and sells issues if our proprietary valuation model no longer deems them attractive.

In December 2001, the Fund added a position in Hanger Orthopedic Group, and the company's share price gained 133% through the end of October 2002. Hanger Orthopedic Group is the nation's largest provider of orthotics and prosthetics through the company's patient-care centers in 44 states and the District of Columbia. In March 2002, the company reported increased sales and gross profits, as a result of cost reductions for labor and materials.

NovaStar Financial is a residential mortgage lender whose stock the Fund purchased in November 2001. The company announced peak production volume as low interest rates fueled increases in housing sales, mortgage origination, and refinancing activity. The company's shares gained close to 90% from the time they were purchased through the end of October 2002.

Commonwealth Bancorp is a retail bank in Southeast Pennsylvania that was purchased by Royal Bank of Scotland Group, a leading U.K. bank. As the result of the acquisition, Commonwealth Bancorp shares rose to $46.50 per share, more than twice the $21.12 initial cost of the shares in May 2002.

Sierra Health Services is a diversified health care services company that operates health maintenance organizations, workers' compensation insurers, military health programs, PPOs, and multispecialty medical groups. The company beat analysts' expectations as it posted a significant gain in net income for the third quarter of 2002 and continued to strengthen its balance sheet by reducing debt. When the stock had returned 198% during the reporting period, we sold the Fund's position since the rising valuation had reduced the stock's attractiveness.

Cumulus Media is the second largest radio company in the United States based on station count. As the company grew through strategic acquisitions, its valuation increased to the point where the Fund sold its position. The shares earned more than 100% from the beginning of the reporting period until the position was sold.

Racing Champions Ertl, which sells motor-sports merchandise for NASCAR drivers, such as Ward Burton and Ricky Craven, reported strong profit growth. When the stock had returned almost 100% from the beginning of the reporting period, we sold the position because of its increased valuation.

SECTOR WEIGHTINGS

The Fund is managed by selecting individual small-cap stocks on the basis of relative value measures. Business cycles may affect the valuations of several companies within an industry, causing many stocks to become attractive--or unattractive--at the same time. As a result, our approach to stock selection may occasionally create higher or lower concentrations in specific economic sectors.

During the reporting period, the Fund's stock selection process led us to increase exposure to banks, real estate companies, and specialty retailers. Often companies in the banking and real estate industries are attractive in declining interest-rate environments, as margins begin to expand. Strong consumer spending has benefited companies in the specialty-retail industry. The Fund's holdings in these industries have had a positive impact on performance over the 12-month reporting period.

The Fund decreased exposure to companies in the oil & gas and health care providers & services industries, as several companies saw their operating strength deteriorate over the 12-month period, making the holding less attractive to the Fund.

As of October 31, 2002, the Fund's stock selection process resulted in overweighted positions relative to the Russell 2000 Index in banks, household durables, and real estate. Companies in these industries currently have strong profitability characteristics. In all three industries, having a higher weighting enhanced the Fund's performance relative to the Index. Due to lower attractiveness, the Fund is currently underweighted relative to the Russell 2000 Index in biotechnology, software, and semiconductor equipment. These underweighted positions enhanced performance relative to the Index, since each of these industries had negative returns over the reporting period.

LOOKING AHEAD

We will continue to invest in small-capitalization stocks of companies that are relatively undervalued and have strong operating characteristics. Since it is difficult to predict how the wide array of economic, political, and market forces will influence investor decisions, we believe that following a disciplined quantitative approach to stock selection is a sound way to generate solid risk-adjusted returns over full market cycles.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. McCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX



                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                                ECLIPSE SMALL CAP VALUE FUND            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
10/31/92                                                                   10000                              10000
93                                                                         13067                              13238
94                                                                         12447                              13192
95                                                                         14899                              15614
96                                                                         19349                              18210
97                                                                         25793                              23552
98                                                                         26669                              20759
99                                                                         27483                              23846
00                                                                         24889                              27996
01                                                                         28345                              24441
10/31/02                                                                   27308                              21616

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX



                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                                ECLIPSE SMALL CAP VALUE FUND            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
10/31/92                                                                   10000                              10000
93                                                                         13019                              13238
94                                                                         12361                              13192
95                                                                         14765                              15614
96                                                                         19102                              18210
97                                                                         25364                              23552
98                                                                         26132                              20759
99                                                                         26914                              23846
00                                                                         24314                              27996
01                                                                         27645                              24441
10/31/02                                                                   26590                              21616

Source: Lipper Inc., 10/31/02


THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                                                                      AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                                               AS OF OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund No-Load Class                              5.84%      1.68%      10.57%
Eclipse Small Cap Value Fund Service
 Class(+)                                                               5.69       1.44       10.27
Average Lipper small-cap value fund(++)                                -2.63       2.66       10.99
Russell 2000 Index(sec.)                                              -11.57      -1.70        8.01

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                             19.38
1993                                                                             17.02
1994                                                                             -4.74
1995                                                                             19.69
1996                                                                             29.87
1997                                                                              33.3
1998                                                                               3.4
1999                                                                              3.05
2000                                                                             -9.44
2001                                                                              3.66
2002                                                                              5.84

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 1/12/87, up to 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Russell 2000()(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE SMALL CAP VALUE FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (96.0%)+
                                    SHARES        VALUE
                                  -------------------------
AEROSPACE & DEFENSE (2.1%)
Aviall, Inc. (a)................     106,400   $    992,712
Fairchild Corp. (The) Class A
 (a)............................     126,400        662,336
World Fuel Services Corp. ......      32,500        705,575
                                               ------------
                                                  2,360,623
                                               ------------
AIR FREIGHT & LOGISTICS (0.5%)
Ryder System, Inc. .............      22,500        516,375
                                               ------------
AUTO COMPONENTS (2.8%)
Aftermarket Technology Corp.
 (a)............................      30,500        339,465
American Axle & Manufacturing
 Holdings, Inc. (a).............      27,700        656,490
Dura Automotive Systems, Inc.
 (a)............................     111,100        941,017
Standard Motor Products,
 Inc. ..........................      24,700        249,470
Tenneco Automotive, Inc. (a)....     167,300        961,975
                                               ------------
                                                  3,148,417
                                               ------------
BANKS (22.7%)
ABC Bancorp.....................      35,800        458,240
Allegiant Bancorp, Inc. ........       9,400        161,304
American Financial Holdings,
 Inc. ..........................      21,900        658,752
AmSouth Bancorporation..........       6,500        127,400
Anchor BanCorp Wisconsin,
 Inc. ..........................      16,900        350,168
Arrow Financial Corp. ..........      19,845        613,211
BancFirst Corp. ................       3,900        182,130
Bank Mutual Corp. ..............      14,600        317,404
Bank of America Corp. ..........       1,400         97,720
Berkshire Hills Bancorp,
 Inc. ..........................       8,400        212,100
BOK Financial Corp. (a).........      10,609        348,187
BostonFed Bancorp, Inc. ........      18,600        502,200
Capital City Bank Group,
 Inc. ..........................       4,500        149,175
Capital Crossing Bank (a).......      12,200        268,766
Century Bancorp, Inc. Class A...      12,000        322,920
Citizens Banking Corp.
 Michigan.......................      13,700        326,745
Citizens First Bancorp, Inc. ...      32,600        625,268
City Holding Co. ...............       2,500         70,275
Commonwealth Bancorp, Inc. .....      20,400        938,400
Dime Community Bancshares,
 Inc. ..........................      36,900        774,900
EverTrust Financial Group,
 Inc. ..........................      10,700        214,963
Fidelity Bankshares, Inc. ......      14,721        280,141
First BanCorp...................      13,050        326,642
First Banks America, Inc. (a)...      14,500        585,075
First Defiance Financial
 Corp. .........................      11,500        215,050
First Financial Corp. ..........       1,700         86,020
First Place Financial Corp. ....      43,700        741,152
First SecurityFed Financial,
 Inc. ..........................         900         19,549
First State Bancorp.............      20,300        487,200
First Tennessee National
 Corp. .........................       4,200        155,736
FIRSTFED AMERICA BANCORP,
 INC. ..........................       9,000        242,910
Flagstar Bancorp, Inc. .........      24,150        464,887



                                    SHARES            VALUE
                                  -------------------------
BANKS (CONTINUED)
FloridaFirst Bancorp, Inc. .....      13,600   $    318,920
GA Financial, Inc. .............      29,400        585,060
German American Bancorp.........      30,600        494,496
Granite State Bankshares,
 Inc. ..........................       4,800        160,080
Great Southern Bancorp, Inc. ...       8,100        310,230
Hawthorne Financial Corp. (a)...      11,400        320,910
Heritage Financial Corp. .......      11,200        188,496
Home Federal Bancorp............      13,900        319,700
Horizon Financial Corp. ........      15,400        185,570
Hudson River Bancorp., Inc. ....      22,300        517,360
Hudson United Bancorp...........      10,900        331,905
Independent Bank Corp. .........      20,895        671,795
Interchange Financial Services
 Corp. .........................      18,000        324,900
ITLA Capital Corp. (a)..........      22,100        676,260
Lincoln Bancorp.................      12,200        212,768
MASSBANK Corp. .................      19,100        582,550
Merchants Bancshares, Inc. .....       7,350        176,400
NASB Financial, Inc. ...........      19,300        444,672
Oak Hill Financial, Inc. .......      14,600        317,404
Oriental Financial Group,
 Inc. ..........................      24,420        570,207
PFF Bancorp, Inc. ..............      18,800        579,228
Port Financial Corp. ...........      12,500        501,000
Provident Financial Holdings,
 Inc. ..........................      11,850        297,672
Quaker City Bancorp, Inc. (a)...      13,250        466,387
Seacoast Banking Corp. of
 Florida Class A................      19,800        375,210
Southwest Bancorp, Inc. ........      12,600        281,610
Sterling Financial Corp. (a)....      10,067        202,447
Susquehanna Bancshares, Inc. ...      24,400        517,280
Troy Financial Corp. ...........      17,500        479,325
UnionBanCal Corp. ..............       3,000        128,100
United Community Financial
 Corp. .........................      29,100        250,842
W Holding Co., Inc. ............      38,650        686,810
Waypoint Financial Corp. .......      44,700        763,923
Willow Grove Bancorp, Inc. .....      29,600        353,720
WSFS Financial Corp. ...........      13,100        372,957
                                               ------------
                                                 25,290,784
                                               ------------
BUILDING PRODUCTS (0.7%)
Drew Industries, Inc. (a).......      48,900        792,180
                                               ------------
CHEMICALS (1.4%)
Material Sciences Corp. (a).....      99,000      1,085,040
Octel Corp. ....................      21,300        378,501
W.R. Grace & Co. (a)............      50,000         87,000
                                               ------------
                                                  1,550,541
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (2.7%)
Angelica Corp. .................      26,800        625,780
CDI Corp. (a)...................      23,500        624,865
Choice Hotels International,
 Inc. (a).......................      16,800        332,304
Deluxe Corp. ...................         800         36,976

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  -------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Gundle/SLT Environmental, Inc.
 (a)............................      93,600   $    752,544
Healthcare Services Group, Inc.
 (a)............................      36,500        432,890
Layne Christensen Co. (a).......      20,800        167,440
                                               ------------
                                                  2,972,799
                                               ------------
COMPUTERS & PERIPHERALS (1.4%)
Intergraph Corp. (a)............      81,900      1,506,960
                                               ------------
CONSTRUCTION & ENGINEERING (0.3%)
Baker (Michael) Corp. (a).......      35,800        358,000
                                               ------------
CONTAINERS & PACKAGING (1.9%)
Ball Corp. .....................       7,400        358,382
BWAY Corp. (a)..................      17,200        330,240
Graphic Packaging International
 Corp. (a)......................      35,600        265,220
Rock-Tenn Co. Class A...........      52,700        745,705
Silgan Holdings, Inc. (a).......      21,000        388,920
                                               ------------
                                                  2,088,467
                                               ------------
DISTRIBUTORS (1.1%)
Andersons, Inc. (The)...........     106,300      1,261,781
                                               ------------
DIVERSIFIED FINANCIALS (4.2%)
Bear Stearns Cos., Inc. (The)...       2,876        175,580
Charter Municipal Mortgage
 Acceptance Co. ................      15,800        275,710
iShares Russell 2000 Index
 Fund...........................      18,700      1,393,150
iShares Russell 2000 Value Index
 Fund...........................      14,900      1,624,994
New Century Financial Corp. ....      38,500        812,350
Student Loan Corp. (The)........       2,000        190,400
United PanAm Financial Corp.
 (a)............................      21,900        141,693
                                               ------------
                                                  4,613,877
                                               ------------
ELECTRIC UTILITIES (1.6%)
Green Mountain Power Corp. .....      29,200        520,636
Hawaiian Electric Industries,
 Inc. ..........................      24,400      1,168,028
Pepco Holdings, Inc. ...........       6,500        134,550
                                               ------------
                                                  1,823,214
                                               ------------
FINANCIAL SERVICES (0.3%)
AmericanWest Bancorp. (a).......      14,100        188,235
Southside Bancshares, Inc. .....      12,500        172,125
                                               ------------
                                                    360,360
                                               ------------
FOOD & DRUG RETAILING (0.5%)
Penn Traffic Co. (The) (a)......      48,000        204,000
Riviana Foods, Inc. ............      15,600        395,148
                                               ------------
                                                    599,148
                                               ------------
FOOD PRODUCTS (2.9%)
Central Garden & Pet Co. (a)....      36,600        731,634
Dole Food Co., Inc. ............      38,100      1,119,378



                                    SHARES            VALUE
                                  -------------------------
FOOD PRODUCTS (CONTINUED)
Hormel Foods Corp. .............       7,900   $    191,180
M & F Worldwide Corp. (a).......      32,700        174,618
Sanderson Farms, Inc. ..........      31,500        580,514
Seminis, Inc. (a)...............     110,000        286,000
Wrigley (Wm.) Jr. Co. ..........       2,900        153,033
                                               ------------
                                                  3,236,357
                                               ------------
GAS UTILITIES (1.6%)
Northwest Natural Gas Co. ......      47,900      1,436,042
UGI Corp. ......................       9,100        352,989
                                               ------------
                                                  1,789,031
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Alaris Medical, Inc. (a)........     226,700      1,298,991
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Gentiva Health Services, Inc.
 (a)............................      23,300        185,002
Hanger Orthopedic Group, Inc.
 (a)............................       8,600        122,120
Health Net, Inc. (a)............       6,900        161,460
Humana, Inc. (a)................      18,300        222,894
PacificCare Health Systems, Inc.
 (a)............................      16,100        475,916
Prime Medical Services, Inc.
 (a)............................     126,200        989,408
UnitedHealth Group, Inc. .......       2,900        263,755
                                               ------------
                                                  2,420,555
                                               ------------
HOTELS, RESTAURANTS & LEISURE (2.3%)
Dave & Buster's, Inc. (a).......      38,500        307,230
Isle of Capri Casinos, Inc.
 (a)............................      74,800        961,180
Lone Star Steakhouse & Saloon,
 Inc. ..........................      43,700        910,708
Ryan's Family Steak Houses, Inc.
 (a)............................      40,800        418,608
                                               ------------
                                                  2,597,726
                                               ------------
HOUSEHOLD DURABLES (6.9%)
Beazer Homes USA, Inc. (a)......       6,200        407,526
Black & Decker Corp. (The)......       6,200        289,912
Dominion Homes, Inc. (a)........       6,800        105,060
Enesco Group, Inc. (a)..........     182,900      1,280,300
Fortune Brands, Inc. ...........       3,600        180,216
Hooker Furniture Corp. .........      23,900        358,739
Hovnanian Enterprises, Inc.
 Class A (a)....................      38,100      1,440,942
KB Home.........................      27,600      1,302,720
M/I Schottenstein Homes,
 Inc. ..........................       1,600         51,856
Meritage Corp. (a)..............      18,300        732,000
NVR, Inc. (a)...................       1,400        474,600
William Lyon Homes, Inc. (a)....      42,400      1,023,960
                                               ------------
                                                  7,647,831
                                               ------------
HOUSEHOLD PRODUCTS (0.5%)
Dial Corp. (The)................      14,000        297,640
Procter & Gamble Co. (The)......       2,700        238,815
                                               ------------
                                                    536,455
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  -------------------------
INSURANCE (1.0%)
American Medical Security Group,
 Inc. (a).......................      16,300   $    200,164
Arch Capital Group Ltd. (a).....      19,700        551,797
Independence Holding Co. .......      20,600        408,910
                                               ------------
                                                  1,160,871
                                               ------------
INTERNET & CATALOG RETAIL (0.8%)
Blair Corp. ....................      27,500        585,200
Stamps.com, Inc. (a)............      67,200        288,960
                                               ------------
                                                    874,160
                                               ------------
IT CONSULTING & SERVICES (1.2%)
Computer Horizons Corp. (a).....     309,900        991,370
MPS Group, Inc. (a).............      59,900        322,861
                                               ------------
                                                  1,314,231
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
Johnson Outdoors, Inc. Class A
 (a)............................      47,800        444,540
K2, Inc. (a)....................      78,800        788,000
                                               ------------
                                                  1,232,540
                                               ------------
MACHINERY (1.1%)
AGCO Corp. (a)..................      43,800      1,112,520
CTB International Corp. (a).....       9,100        116,298
                                               ------------
                                                  1,228,818
                                               ------------
METALS & MINING (5.4%)
Cleveland-Cliffs, Inc. .........      57,200      1,155,440
Commercial Metals Co. ..........      53,000        863,370
Commonwealth Industries, Inc. ..      48,000        296,160
Oregon Steel Mills, Inc. (a)....      49,400        205,998
Quanex Corp. ...................      35,100      1,247,454
Steel Technologies, Inc. .......      75,300      1,643,799
USEC, Inc. .....................      81,300        544,710
                                               ------------
                                                  5,956,931
                                               ------------
MULTILINE RETAIL (0.3%)
Dillard's, Inc. Class A.........       5,700         93,993
ShopKo Stores, Inc. (a).........      17,300        219,191
                                               ------------
                                                    313,184
                                               ------------
OIL & GAS (1.4%)
Harvest Natural Resources, Inc.
 (a)............................     160,600      1,072,808
North European Oil Royalty
 Trust..........................      23,400        514,800
                                               ------------
                                                  1,587,608
                                               ------------
PERSONAL PRODUCTS (1.2%)
Chattem, Inc. (a)...............      18,100        759,114
Omega Protein Corp. (a).........     141,300        575,091
                                               ------------
                                                  1,334,205
                                               ------------
REAL ESTATE (12.3%)
American Land Lease, Inc. ......       9,600        134,016
Annaly Mortgage Management,
 Inc. ..........................      45,600        799,368
Anworth Mortgage Asset Corp. ...      44,000        545,160
Center Trust, Inc. .............      32,800        193,520



                                    SHARES            VALUE
                                  -------------------------
REAL ESTATE (CONTINUED)
Corporate Office Properties
 Trust..........................      59,000   $    793,550
Correctional Properties Trust...      13,500        286,875
Entertainment Properties
 Trust..........................      21,800        490,718
FBR Asset Investment Corp. .....       5,600        168,000
Glenborough Realty Trust,
 Inc. ..........................      40,100        731,825
Health Care REIT, Inc. .........      30,100        845,208
Healthcare Realty Trust,
 Inc. ..........................      29,000        897,840
Impac Mortgage Holdings, Inc. ..      28,500        310,080
Jones Lang LaSalle, Inc. (a)....      37,200        626,820
Koger Equity, Inc. .............      46,400        720,128
La Quinta Corp. (a).............     109,800        484,218
LTC Properties, Inc. ...........      39,700        248,522
Mid-Atlantic Realty Trust.......      50,700        834,015
National Health Investors,
 Inc. ..........................      51,600        833,340
NovaStar Financial, Inc. .......       9,000        209,250
OMEGA Healthcare Investors, Inc.
 (a)............................     107,500        500,950
Pan Pacific Retail Properties,
 Inc. ..........................       8,100        271,350
RAIT Investment Trust...........      13,200        279,972
Redwood Trust, Inc. ............      27,800        745,318
Regency Centers Corp. ..........      29,200        912,792
Thornburg Mortgage, Inc. .......      36,700        695,465
Wellsford Real Properties, Inc.
 (a)............................       6,600        113,850
                                               ------------
                                                 13,672,150
                                               ------------
ROAD & RAIL (0.7%)
Celadon Group, Inc. (a).........      90,100        766,751
                                               ------------
SPECIALTY RETAIL (5.5%)
AutoNation, Inc. (a)............      13,300        141,113
AutoZone, Inc. (a)..............       3,000        257,310
Building Materials Holding Corp.
 (a)............................      12,600        155,106
CompuCom Systems, Inc. (a)......     194,600      1,115,058
CSK Auto Corp. (a)..............      35,200        436,480
Finlay Enterprises (a)..........      55,900        670,800
Friedman's, Inc. Class A........      14,100        119,413
Hollywood Entertainment Corp.
 (a)............................      32,700        642,882
Hughes Supply, Inc. ............      18,500        631,775
Jo-Ann Stores, Inc. Class A
 (a)............................      26,100        635,535
Ross Stores, Inc. ..............       2,700        112,995
Sonic Automotive, Inc. (a)......       5,700         89,775
Syms Corp. (a)..................      28,100        202,039
TBC Corp. (a)...................      69,500        805,505
TJX Cos., Inc. (The)............       5,800        119,016
                                               ------------
                                                  6,134,802
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Cherokee, Inc. (a)..............      72,800      1,159,704
CSS Industries, Inc. (a)........      10,200        380,460
Hampshire Group, Ltd. (a).......      10,900        229,979
                                               ------------
                                                  1,770,143
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  -------------------------
TOBACCO (0.6%)
Reynolds (R.J.) Tobacco
 Holdings, Inc. ................       3,000   $    121,650
Standard Commercial Corp. ......      33,900        573,927
                                               ------------
                                                    695,577
                                               ------------
Total Common Stocks
 (Cost $100,389,972)............                106,812,443
                                               ------------
SHORT-TERM INVESTMENT (4.2%)

                                  PRINCIPAL
                                    AMOUNT
                                  ----------
REPURCHASE AGREEMENT (4.2%)
Bank of New York (The)
 1.70%, dated 10/31/02, due
 11/1/02
 Proceeds at maturity $4,698,222
 (Collateralized by $3,432,000
 U.S. Treasury Bond, 8.00%,
 due 11/15/21, market value
 including accrued interest
 $4,795,339)....................  $4,698,000      4,698,000
                                               ------------
Total Short-Term Investment
 (Cost $4,698,000)..............                  4,698,000
                                               ------------
Total Investments (Cost
 $105,087,972) (b)..............       100.2%   111,510,443(c)
Liabilities in Excess of
 Cash and Other Assets..........        (0.2)      (240,904)
                                  ----------   ------------
Net Assets......................       100.0%  $111,269,539
                                  ==========   ============

------------
(a)  Non-income producing security.
(b) The cost for federal income tax purposes is $105,089,905.
(c) At October 31, 2002 net unrealized appreciation was $6,420,538, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,652,629 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,232,091.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $105,087,972).............................  $111,510,443
 Cash.............................................         5,385
 Receivables:
   Fund shares sold...............................       342,649
   Dividends and interest.........................       152,043
 Other assets.....................................        24,533
                                                    ------------
       Total assets...............................   112,035,053
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................       338,179
   Fund shares redeemed...........................       265,878
   Manager........................................        85,218
   Shareholder communication......................        14,752
   Transfer agent.................................         8,692
   Custodian......................................         4,907
 Accrued expenses.................................        47,888
                                                    ------------
       Total liabilities..........................       765,514
                                                    ------------
 Net assets.......................................  $111,269,539
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $     96,015
   Service Class..................................            76
 Additional paid-in capital.......................   110,053,026
 Accumulated undistributed net investment
   income.........................................     1,011,260
 Accumulated net realized loss on investments.....    (6,313,309)
 Net unrealized appreciation on investments.......     6,422,471
                                                    ------------
 Net assets.......................................  $111,269,539
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $111,181,474
                                                    ============
 Shares of capital stock outstanding..............     9,601,535
                                                    ============
 Net asset value per share outstanding............  $      11.58
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $     88,065
                                                    ============
 Shares of capital stock outstanding..............         7,606
                                                    ============
 Net asset value per share outstanding............  $      11.58
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $ 2,804,807
   Interest........................................      112,228
                                                     -----------
       Total income................................    2,917,035
                                                     -----------
 Expenses:
   Manager.........................................    1,284,159
   Transfer agent..................................      127,849
   Professional....................................      100,464
   Shareholder communication.......................       30,760
   Custodian.......................................       24,096
   Registration....................................       22,544
   Directors.......................................       19,047
   Miscellaneous...................................       26,922
                                                     -----------
       Total expenses before
        reimbursement..............................    1,635,841
   Expense reimbursement from Manager..............      (11,691)
   Fees paid indirectly............................      (95,984)
                                                     -----------
       Net expenses................................    1,528,166
                                                     -----------
 Net investment income.............................    1,388,869
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments..................   (1,037,211)
 Net change in unrealized appreciation on
   investments.....................................    1,660,729
                                                     -----------
 Net realized and unrealized gain on investments...      623,518
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 2,012,387
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $2,273.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002, the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                  2002           2001*           2000
                                                              ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $  1,388,869   $     817,302   $     (14,754)
    Net realized gain (loss) on investments.................    (1,037,211)      2,440,793      (9,198,389)
    Net change in unrealized appreciation (depreciation) on
      investments...........................................     1,660,729       5,255,932     (12,556,601)
                                                              ------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
      operations............................................     2,012,387       8,514,027     (21,769,744)
                                                              ------------   -------------   -------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,037,656)            --              --
                                                              ------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   130,010,307      77,011,956     133,362,265
      Service Class.........................................        86,266             --              --
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      No-Load Class.........................................       999,866             --              --
                                                              ------------   -------------   -------------
                                                               131,096,439      77,011,956     133,362,265
    Cost of shares redeemed:
      No-Load Class.........................................  (128,906,405)   (135,050,891)   (205,191,833)
                                                              ------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     2,190,034     (58,038,935)    (71,829,568)
                                                              ------------   -------------   -------------
      Net increase (decrease) in net assets.................     3,164,765     (49,524,908)    (93,599,312)
NET ASSETS:
  Beginning of period.......................................   108,104,774     157,629,682     251,228,994
                                                              ------------   -------------   -------------
  End of period.............................................  $111,269,539   $ 108,104,774   $ 157,629,682
                                                              ============   =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $  1,011,260   $     817,302   $         --
                                                              ============   =============   =============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                               NO-LOAD CLASS                                        SERVICE CLASS
                            ------------------------------------------------------------------------------------   ----------------
                                                JANUARY 1, 2001               YEAR ENDED DECEMBER 31                JULY 1, 2002**
                               YEAR ENDED           THROUGH        ---------------------------------------------       THROUGH
                            OCTOBER 31, 2002   OCTOBER 31, 2001*     2000         1999       1998         1997     OCTOBER 31, 2002
                            ----------------   -----------------   --------     --------   --------     --------   ----------------
Net asset value at
 beginning of period......      $  11.04           $  10.65        $  11.76     $  11.93   $  14.19     $  13.47       $  13.91
                                --------           --------        --------     --------   --------     --------       --------
Net investment income
 (loss)...................          0.15               0.08           (0.00)(a)     0.01      (0.00)(a)    (0.02)          0.00(a)
Net realized and
 unrealized gain (loss) on
 investments..............          0.50               0.31           (1.11)        0.35       0.42         4.40          (2.33)
                                --------           --------        --------     --------   --------     --------       --------
Total from investment
 operations...............          0.65               0.39           (1.11)        0.36       0.42         4.38          (2.33)
                                --------           --------        --------     --------   --------     --------       --------
Less dividends and
 distributions:
From net investment
 income...................         (0.11)               --              --         (0.01)       --           --             --
From net realized gain on
 investments..............           --                 --              --         (0.52)     (2.68)       (3.66)           --
                                --------           --------        --------     --------   --------     --------       --------
Total dividends and
 distributions............         (0.11)               --              --         (0.53)     (2.68)       (3.66)           --
                                --------           --------        --------     --------   --------     --------       --------
Net asset value at end of
 period...................      $  11.58           $  11.04        $  10.65     $  11.76   $  11.93     $  14.19       $  11.58
                                ========           ========        ========     ========   ========     ========       ========
Total investment return...          5.84%              3.66%(b)       (9.44%)       3.05%      3.40%       33.30%        (16.75%)(b)
Ratios (to average net
 assets)/ Supplemental
 Data:
 Net investment income
   (loss).................          1.08%              0.70%++        (0.00%)+      0.05%     (0.00%)+     (0.12%)         0.83%++
 Net expenses.............          1.26%#             1.23%++#(c)     1.21%#       1.18%#     1.14%#       1.14%#         1.51%++#
 Expenses (before
   reimbursement).........          1.27%#             1.23%++#(c)     1.21%#       1.18%#     1.14%#       1.14%#         1.52%++#
Portfolio turnover rate...           103%                77%            105%          56%        73%          55%           103%
Net assets at end of
 period (in 000's)........      $111,181           $108,105        $157,630     $251,229   $201,492     $189,965       $     88

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Commencement of Operations.
 +  Less than 0.01% of average net assets.
++  Annualized.
 # Includes fees paid indirectly which amounted to 0.07% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.08% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.02% for the year ended December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b) Total return is not annualized.
(c)  Restated.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax-Managed Equity Fund
--------------------------------------------------------------------------------

From April 19, 2002, through October 31, 2002, the stock market was highly volatile. Hopes for an economic recovery gave way to general market pessimism amid a series of corporate accounting scandals, layoffs, and earnings disappointments. During the reporting period, the stock market plummeted to progressive lows in July and early October, with a modest recovery after each low point.

During the reporting period, the Federal Reserve allowed natural market forces to move interest rates without central bank intervention. Consumer spending remained relatively robust, fueled in part by low interest rates and widespread mortgage refinancing. Low mortgage rates also led to a strong housing market. The U.S. economy continued to advance, with real gross domestic product increasing at an annual rate of 4.0% in the third quarter of 2002, according to preliminary estimates released by the Bureau of Economic Analysis--up from 1.3% in the second quarter.

Unfortunately, these positive economic indicators were outweighed by the growing awareness that unemployment was rising and consumer confidence was declining. Geopolitical events also took a toll on the stock market, as Middle East tensions increased and the potential for military action against Iraq became a realistic concern. With the United States already engaged in deficit spending, many investors began to factor the cost of homeland security, an ongoing war on terrorism, and the potential for higher oil prices into their economic projections. By the end of October 2002, many market observers were convinced that the Federal Reserve would ease monetary policy to stimulate business investment and prevent further economic erosion.

PERFORMANCE REVIEW

Eclipse Tax-Managed Equity Fund began operations on April 19, 2002. From its inception date through October 31, 2002, the Fund's No-Load Class shares and Service Class shares both returned -15.20%. Both share classes outperformed the -20.89% return of the average Lipper(1) large-cap core fund over the same period. Both share classes also outperformed the -20.52% return of the S&P 500 Index(2) from April 19 through October 31, 2002.

Although the Fund declined over the reporting period, its strong relative performance was largely a result of superior stock selection and beneficial sector emphasis.

STRONG AND WEAK PERFORMERS

The Fund's top-performing stocks during the reporting period included International Business Machines, Pharmacia, 3M, Bank of America, and Anheuser-Busch. Of these holdings, only 3M and Anheuser-Busch managed positive returns over the reporting period. These top-performers resulted from superior stock selection and sector weightings. Anheuser-Busch, for example, was a particularly strong performer in a sector that the Fund significantly overweighted during the reporting period.

The worst-performing Fund holdings for the reporting period included AOL Time Warner, Walt Disney, Exxon Mobil, AT&T, and Philip Morris. These weak performers were largely the result of poor sector performance within the Fund's portfolio. Both AOL Time Warner and Walt Disney are in the consumer discretionary sector and declined significantly during the portion of the reporting period when they were held in the Fund.

We sold the Fund's entire positions in AOL Time Warner and Walt Disney on August 8, 2002. Both stocks had fallen past the predetermined thresholds we had established when the securities were originally purchased in April 2002. Among the catalysts for AOL Time Warner's decline were corporate restructuring and an SEC investigation into the company's accounting practices. Walt
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

Disney's stock declined when terrorist activity caused an abrupt dislocation in travel and tourism. Since the Fund seeks tax efficiency, losses are actively harvested. Indeed, both of these sales enhanced the Fund's after-tax performance, which made the decisions positive for the Fund and its objectives.

The Fund sold its entire position in Royal Dutch Petroleum on July 10, 2002, soon after it was announced that the stock would be removed from the S&P 500 Index. Since the Fund's selection universe is limited to companies in the S&P 500, the deletion made the sale obligatory. The stock fell on the announcement and we closed the Fund's position at a small loss. Since the stock subsequently declined more than 20%, the sale was beneficial for the Fund.

SECTOR WEIGHTING CHANGES

After the Fund was originally invested on April 19, 2002, it was rebalanced once on June 21, 2002. This reweighting of stocks in the Fund's portfolio resulted in some sector shifts. The Fund increased its overweighted position in consumer staples, decreased its overweighted position in telecommunications, and went from an underweighted to an overweighted position in financial stocks.

As of October 31, 2002, our quantitative stock-selection process resulted in a significantly overweighted position in the health care sector and in consumer staples, and significantly underweighted positions in industrials and consumer-discretionary stocks. The Fund's weightings in consumer staples, health care, and industrials had a positive impact on the Fund's performance, while the Fund's consumer-discretionary weighting had a slightly negative impact on performance.

LOOKING AHEAD

We believe that at least for the near future, volatility, uncertainty, and instability are likely to remain watchwords for the domestic equity markets. In seeking to reduce volatility and risk for Fund shareholders, we intend to continue to focus on larger-capitalization stocks. We feel these securities have a greater likelihood of stable earnings and continued dividends.

Our outlook could be affected by a number of factors, including terrorist incidents, political instability, a declaration of war, or unexpected tightening by the Federal Reserve. We remain hopeful that the era of corporate malfeasance has ended, but if further scandals emerge, they could also affect our market perspective. Whatever the markets or the economy may bring, the Fund will continue to seek to provide enhanced after-tax total return relative to the return of the S&P 500 Index.

DR. BERNARD TEW
Portfolio Manager
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE TAX-MANAGED EQUITY FUND
                              VERSUS S&P 500 INDEX



                     NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                              TAX MANAGED EQUITY FUND-NO LOAD             S&P 500 INDEX
                                                              -------------------------------             -------------
4/19/02                                                                   10000.00                           10000.00
10/02                                                                      8480.00                            7948.00

                              $10,000 INVESTED IN
                        ECLIPSE TAX-MANAGED EQUITY FUND
                              VERSUS S&P 500 INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                              TAX MANAGED EQUITY FUND-SERVICE             S&P 500 INDEX
                                                              -------------------------------             -------------
4/19/02                                                                   10000.00                           10000.00
10/02                                                                      8480.00                            7948.00

Source: Lipper Inc., 10/31/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/19/02.

                                                        TOTAL RETURNS*
                  PERFORMANCE                       AS OF OCTOBER 31, 2002
-----------------------------------------------------------------------------
                                                      SINCE INCEPTION(+)
-----------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund No-Load Class               -15.20%
Eclipse Tax-Managed Equity Fund Service Class               -15.20
Average Lipper large-cap core fund(++)                      -20.89
S&P 500 Index(sec.)                                         -20.52

SINCE-INCEPTION PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

2002                                                                             -15.2

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ The Fund's inception date was 4/19/02.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE TAX-MANAGED EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (98.8%)+
                                      SHARES       VALUE
                                      ---------------------
AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service, Inc. Class
 B..................................    4,400   $   264,044
                                                -----------
BANKS (9.9%)
Bank of America Corp. ..............    1,500       104,700
Bank One Corp. .....................   25,000       964,250
Fifth Third Bancorp.................   13,900       882,650
Wachovia Corp. .....................   26,600       925,414
Wells Fargo Co. ....................   26,500     1,337,455
                                                -----------
                                                  4,214,469
                                                -----------
BEVERAGES (8.4%)
Anheuser-Busch Cos., Inc. ..........   15,500       817,780
Coca-Cola Co. (The).................   33,300     1,547,784
PepsiCo, Inc. ......................   27,200     1,199,520
                                                -----------
                                                  3,565,084
                                                -----------
BIOTECHNOLOGY (0.6%)
Amgen, Inc. (a).....................    5,400       251,424
                                                -----------
CHEMICALS (2.3%)
E.I. du Pont de Nemours & Co. ......   21,800       899,250
Monsanto Co. .......................    4,418        73,030
                                                -----------
                                                    972,280
                                                -----------
COMPUTERS & PERIPHERALS (4.3%)
International Business Machines
 Corp. .............................   23,200     1,831,408
                                                -----------
DIVERSIFIED FINANCIALS (13.8%)
Citigroup, Inc. ....................   49,300     1,821,635
Fannie Mae..........................   16,500     1,103,190
Freddie Mac.........................   15,200       936,016
S&P 500 Index -- SPDR Trust Series
 1..................................   22,300     1,973,996
                                                -----------
                                                  5,834,837
                                                -----------
DIVERSIFIED TELECOMMUNICATION
 SERVICES (6.2%)
BellSouth Corp. ....................   32,600       852,490
SBC Communications, Inc. ...........   11,800       302,788
Verizon Communications, Inc. .......   38,700     1,461,312
                                                -----------
                                                  2,616,590
                                                -----------
FOOD & DRUG RETAILING (1.9%)
Walgreen Co. .......................   24,200       816,750
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Medtronic, Inc. ....................   23,800     1,066,240
                                                -----------
HOUSEHOLD PRODUCTS (3.7%)
Procter & Gamble Co. (The)..........   17,900     1,583,255
                                                -----------



                                      SHARES          VALUE
                                      ---------------------
INDUSTRIAL CONGLOMERATES (2.9%)
3M Co. .............................    8,100   $ 1,028,214
General Electric Co. ...............    7,600       191,900
                                                -----------
                                                  1,220,114
                                                -----------
INSURANCE (4.6%)
American International Group,
 Inc. ..............................   31,100     1,945,305
                                                -----------
MEDIA (0.5%)
Viacom, Inc. Class B (a)............    5,100       227,511
                                                -----------
MULTILINE RETAIL (2.6%)
Wal-Mart Stores, Inc. ..............   20,800     1,113,840
                                                -----------
OIL & GAS (7.1%)
ChevronTexaco Corp. ................   16,200     1,095,606
Exxon Mobil Corp. ..................   56,400     1,898,424
                                                -----------
                                                  2,994,030
                                                -----------
PHARMACEUTICALS (19.8%)
Abbott Laboratories.................   23,000       963,010
Johnson & Johnson...................   37,800     2,220,750
Lilly (Eli) & Co. ..................   19,300     1,071,150
Merck & Co., Inc. ..................   17,600       954,624
Pfizer, Inc. .......................   62,100     1,972,917
Pharmacia Corp. ....................   25,900     1,113,700
Wyeth...............................    2,200        73,700
                                                -----------
                                                  8,369,851
                                                -----------
SOFTWARE (4.2%)
Microsoft Corp. (a).................   33,000     1,764,510
                                                -----------
TOBACCO (2.9%)
Philip Morris Cos., Inc. ...........   30,400     1,238,800
                                                -----------
Total Investments
 (Cost $46,633,549) (b).............     98.8%   41,890,342(c)
Cash and Other Assets,
 Less Liabilities...................      1.2       493,434
                                      -------   -----------
Net Assets..........................    100.0%  $42,383,776
                                      =======   ===========

------------
(a)  Non-income producing security.
(b) The cost for federal income tax purposes is $46,840,892.
(c) At October 31, 2002 net unrealized depreciation was $4,950,550, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $146,218 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost of market value of $5,096,768.

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $46,633,549).............................  $  41,890,342
 Cash............................................        383,228
 Receivables:
   Dividends.....................................         55,695
   Manager.......................................         25,960
 Unamortized offering costs......................         61,142
 Other assets....................................            486
                                                   -------------
       Total assets..............................     42,416,853
                                                   -------------
LIABILITIES:
 Payables:
   Professional..................................         24,025
   Transfer agent................................          2,155
   Portfolio pricing.............................          1,959
   Shareholder communication.....................          1,705
   Offering costs................................          1,259
   Custodian.....................................            773
 Accrued expenses................................          1,201
                                                   -------------
       Total liabilities.........................         33,077
                                                   -------------
 Net assets......................................  $  42,383,776
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $       5,000
   Service Class.................................              0(a)
 Additional paid-in capital......................     49,924,590
 Accumulated undistributed net investment
   income........................................        289,129
 Accumulated net realized loss on investments....     (3,091,736)
 Net unrealized depreciation on investments......     (4,743,207)
                                                   -------------
 Net assets......................................  $  42,383,776
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $  42,383,562
                                                   =============
 Shares of capital stock outstanding.............      5,000,025
                                                   =============
 Net asset value per share outstanding...........  $        8.48
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $         214
                                                   =============
 Shares of capital stock outstanding.............             25
                                                   =============
 Net asset value per share outstanding...........  $        8.48
                                                   =============

------------
(a) Less than one dollar.

STATEMENT OF OPERATIONS
For the period April 19, 2002 through October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends (b).................................  $     434,062
   Interest......................................          4,767
                                                   -------------
       Total income..............................        438,829
                                                   -------------
 Expenses:
   Manager.......................................        162,555
   Amortization of offering costs/organizational
     costs.......................................         91,096
   Professional..................................         28,657
   Transfer agent................................          7,538
   Directors.....................................          4,707
   Portfolio pricing.............................          4,677
   Shareholder communication.....................          4,620
   Custodian.....................................          3,157
   Registration..................................          2,512
   Miscellaneous.................................         13,304
                                                   -------------
       Total expenses before
        reimbursement............................        322,823
   Expense reimbursement from Manager............       (102,213)
                                                   -------------
       Net expenses..............................        220,610
                                                   -------------
 Net investment income...........................        218,219
                                                   -------------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss on investments................     (3,091,736)
 Net unrealized depreciation on investments......     (4,743,207)
                                                   -------------
 Net realized and unrealized loss on
   investments...................................     (7,834,943)
                                                   -------------
 Net decrease in net assets resulting from
   operations....................................  $  (7,616,724)
                                                   =============

------------
(b) Dividends recorded net of foreign withholding taxes of $4,055.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period April 19, 2002 through October 31, 2002

                                                                   2002
                                                              --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $      218,219
    Net realized loss on investments........................      (3,091,736)
    Net unrealized depreciation on investments..............      (4,743,207)
                                                              --------------
    Net decrease in net assets resulting from operations....      (7,616,724)
                                                              --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      50,000,250
      Service Class.........................................             250
                                                              --------------
      Increase in net assets derived from capital share
       transactions.........................................      50,000,500
                                                              --------------
      Net increase in net assets............................      42,383,776
NET ASSETS:
  Beginning of period.......................................             --
                                                              --------------
  End of period.............................................  $   42,383,776
                                                              ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $      289,129
                                                              ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                               NO-LOAD CLASS            SERVICE CLASS
                                                              ----------------         ----------------
                                                              APRIL 19, 2002*          APRIL 19, 2002*
                                                                  THROUGH                  THROUGH
                                                                OCTOBER 31,              OCTOBER 31,
                                                                    2002                     2002
                                                              ----------------         ----------------
Net asset value at beginning of period......................      $ 10.00                  $ 10.00
                                                                  -------                  -------
Net investment income.......................................         0.04                     0.03
Net realized and unrealized loss on investments.............        (1.56)                   (1.55)
                                                                  -------                  -------
Total from investment operations............................        (1.52)                   (1.52)
                                                                  -------                  -------
Net asset value at end of period............................      $  8.48                  $  8.48
                                                                  =======                  =======
Total investment return.....................................       (15.20%)(a)              (15.20%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         0.94%+                   0.69%+
  Net expenses..............................................         0.95%+                   1.20%+
  Expenses (before reimbursement)...........................         1.39%+                   1.64%+
Portfolio turnover rate.....................................           35%                      35%
Net assets at end of period (in 000's)......................      $42,384                  $     0(b)

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Value Equity Fund
--------------------------------------------------------------------------------

Many investors experienced considerable uncertainty about the equity markets. Contributing factors included weak corporate earnings, unsteady macroeconomic developments, corporate accounting scandals, Wall Street shake-ups, homeland security issues, and an ongoing war on terrorism. Impending midterm elections underscored political uncertainty, as highly contested races left the public wondering which party would take control of Congress.

Stock prices generally climbed in the closing months of 2001, helped by Federal Reserve easing moves in November and December. In January of 2002, stocks lost ground but then recovered in February and early March. From mid-March through early October 2002, however, most segments of the stock market declined sharply.

With Washington focused on disarming Iraq, many investors began to include deficit spending in their economic projections. Although gross domestic product continued to grow, a continuing series of layoffs and negative earnings announcements dampened the mood of investors. Consumer spending slowed, consumer confidence declined, and prospects for a rapid economic recovery grew increasingly dim. Toward the end of the 12-month period, investors found valuations more attractive and the interest-rate environment favorable. This combination helped fuel a market rally from mid-October through the end of the reporting period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Value Equity Fund returned -16.46% for No-Load Class shares and -16.64% for Service Class shares. Both share classes underperformed the -13.99% return of the average Lipper(1) large-cap value fund over the same period. Both share classes also underperformed the -10.02% return of the Russell 1000(R) Value Index(2) for the 12 months ended October 31, 2002.

The Fund's underperformance resulted largely from positions in communications services and technology that suffered steep declines in the second half of the Fund's fiscal year.

STRONG AND WEAK PERFORMERS

Drugstore chain CVS saw its share price rise from March through early May 2002, which helped keep the stock in positive territory even when the market later declined. Kraft Foods was also a strong performer from March through mid-June 2002 and provided double-digit positive returns for the 12-month reporting period. Air Products and Chemicals also provided positive returns in an otherwise difficult year.

Several financial companies were among the Fund's top-performers for the 12-month reporting period. Bank of America and Washington Mutual both provided double-digit positive returns. Allstate also showed particularly strong performance throughout the reporting period, rising more than 25% by the end of October 2002.

Unfortunately, not all of the Fund's financial stocks had strong fiscal-year results. FleetBoston Financial, PNC Financial Services Group, and Citigroup all underperformed the market. Among insurance companies, Chubb and Travelers Property and Casualty both detracted from the Fund's performance over the reporting period.

Technology and telecommunications-related stocks were particularly weak during the 12 months ended October 31, 2002. The Fund's overweighted position in these sectors had a negative impact on performance as Advanced Micro Devices, Intel, Motorola, IBM, Tellabs, BellSouth, SBC Communications, and Verizon all experienced substantial losses. Apple Computer, which was particularly strong for the first half of the Fund's fiscal year, tumbled in the second half. The stock closed the reporting period below

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

where it started, but ahead of large-cap stocks as a whole.

Retailers also provided disappointing results. Shares of Sears, Roebuck fell more than 30% over the course of the Fund's fiscal year. Kroger's stock price dropped close to 40% during the reporting period, and Safeway shares fell even further. Food retailer McDonald's also suffered setbacks during July and September, and the company's stock ended the Fund's fiscal year down more than 30%.

OTHER INDUSTRIES

Although the Fund benefited from an underweighted position in utilities, its one major holding, El Paso, fared particularly poorly and was sold in the middle of the Fund's fiscal year at a loss for the period. Energy companies provided mixed performance, with ConocoPhillips outperforming the market and ChevronTexaco underperforming. Other energy holdings, including Exxon Mobil and Unocal ended the year closely in line with large-cap stocks in general.

Health care stocks in the Fund's portfolio also faced challenges during the reporting period. Although Watson Pharmaceuticals was down more than 40% for the year, the Fund didn't purchase shares until most of the decline had occurred. As a result, the stock showed a slight gain for the period it was held in the Fund. The Fund began purchasing shares of Bristol-Myers Squibb in March and Barr Laboratories in May. Although both stocks saw considerable volatility, well-timed purchases helped to minimize losses as the Fund established positions in these solid companies. The Fund benefited by building a new position in Merck as the pharmaceutical giant began to recover from a sharp decline.

Basic materials, which held up well in the first half of the Fund's fiscal year, disappointed in the second. Alcoa, the aluminum company, dropped more than 30% for the 12-month period. Paper and container companies were stronger, with International Paper ending the Fund's fiscal year down slightly but well ahead of the market. MeadWestvaco and Smurfit-Stone Container finished the reporting period in line with the market.

Burlington Northern Santa Fe, the Fund's only transportation issue, lost ground for the period, but made a positive contribution to performance on a relative basis. Kimberly-Clark, known for popular household brands such as Kleenex(R), had a similar impact on the Fund. Machinery company Ingersoll-Rand performed well through June and we sold much of the Fund's position as it reached our price targets. We finished selling the position later in the Fund's fiscal year, at a slight loss for the period. Navistar, another machinery company, did not fare as well. By spreading its purchases evenly from March through October, however, the Fund was able to build a substantial position and take advantage of purchases as the stock price declined. We believe the stock has strong potential going forward.

LOOKING AHEAD

We believe that equity market valuations are attractive, and we expect the economy to recover, although at a modest pace. With the Federal Reserve maintaining an accomodative policy, we believe that the current environment is favorable for value stocks.

We continue to believe that undervalued stocks with strong fundamentals and positive catalysts for change are likely to do well in difficult markets. Whatever the economy or the markets may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE VALUE EQUITY FUND
                                     VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX



                     NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
10/31/92                                                10000.00                    10000.00                    10000.00
93                                                      12477.00                    12514.00                    11495.00
94                                                      12629.00                    12608.00                    11939.00
95                                                      16345.00                    15724.00                    15095.00
96                                                      20007.00                    19456.00                    18732.00
97                                                      24535.00                    25911.00                    24749.00
98                                                      22548.00                    29756.00                    30194.00
99                                                      24626.00                    34675.00                    37946.00
00                                                      27529.00                    36588.00                    40262.00
01                                                      27236.00                    32248.00                    30236.00
10/31/02                                                20975.00                    29016.00                    25669.00

                              $10,000 INVESTED IN
                           ECLIPSE VALUE EQUITY FUND
                                     VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
10/31/92                                                  10000                       10000                       10000
93                                                        12448                       12514                       11495
94                                                        12568                       12608                       11939
95                                                        16253                       15724                       15095
96                                                        19844                       19456                       18732
97                                                        24265                       25911                       24749
98                                                        22251                       29756                       30194
99                                                        24248                       34675                       37946
00                                                        27020                       36588                       40262
01                                                        26647                       32248                       30236
10/31/02                                                  20494                       29016                       25669

Source: Lipper Inc., 10/31/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                                                                  AVERAGE ANNUAL TOTAL RETURNS*
              PERFORMANCE                                             AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------
                                                                 ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund No-Load Class                           -16.46%     -1.93%       7.69%
Eclipse Value Equity Fund Service
 Class(+)                                                         -16.64      -2.18        7.44
Average Lipper large-cap value fund(++)                           -13.99      -0.60        8.78
S&P 500 Index(sec.)                                               -15.11       0.73        9.88
Russell 1000(R) Value Index(ll)                                   -10.02       2.29       11.24

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                             20.71
1993                                                                             14.90
1994                                                                              1.22
1995                                                                             29.42
1996                                                                             22.41
1997                                                                             22.63
1998                                                                             -8.10
1999                                                                              7.91
2000                                                                             11.31
2001                                                                             -7.29
2002                                                                            -16.46

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(ll) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE VALUE EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (95.1%)+
                                    SHARES        VALUE
                                  ------------------------
AEROSPACE & DEFENSE (2.4%)
Raytheon Co. ...................     114,800   $  3,386,600
                                               ------------
AUTO COMPONENTS (1.0%)
Delphi Corp. ...................     206,500      1,437,240
                                               ------------
AUTOMOBILES (0.9%)
General Motors Corp. ...........      40,600      1,349,950
                                               ------------
BANKS (8.5%)
Bank of America Corp. ..........      68,300      4,767,340
FleetBoston Financial Corp. ....      68,416      1,600,250
PNC Financial Services
 Group, Inc. (The)..............      47,200      1,919,152
Washington Mutual, Inc. ........     106,000      3,790,560
                                               ------------
                                                 12,077,302
                                               ------------
BUILDING PRODUCTS (3.4%)
American Standard Cos., Inc.
 (a)............................      72,200      4,815,740
                                               ------------
CHEMICALS (0.8%)
Air Products & Chemicals,
 Inc. ..........................      24,000      1,060,800
                                               ------------
COMMUNICATIONS EQUIPMENT (2.5%)
Motorola, Inc. .................     320,300      2,937,151
Tellabs, Inc. (a)...............      86,700        665,856
                                               ------------
                                                  3,603,007
                                               ------------
COMPUTERS & PERIPHERALS (2.3%)
Apple Computer, Inc. (a)........     120,800      1,941,256
International Business
 Machines Corp. ................      16,600      1,310,404
                                               ------------
                                                  3,251,660
                                               ------------
CONTAINERS & PACKAGING (1.5%)
Smurfit-Stone
 Container Corp. (a)............     161,600      2,102,416
                                               ------------
DIVERSIFIED FINANCIALS (9.3%)
Citigroup, Inc. ................      78,133      2,887,015
Goldman Sachs Group, Inc.
 (The)..........................      40,300      2,885,480
iShares.........................     115,600      5,270,204
Merrill Lynch & Co., Inc. ......      57,300      2,174,535
                                               ------------
                                                 13,217,234
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (9.8%)
ALLTEL Corp. ...................      82,200      4,086,162
BellSouth Corp. ................      70,700      1,848,805
SBC Communications, Inc. .......     122,400      3,140,784
Verizon Communications, Inc. ...     125,000      4,720,000
                                               ------------
                                                 13,795,751
                                               ------------
ELECTRICAL EQUIPMENT (2.8%)
Cooper Industries, Ltd. ........     127,900      4,027,571
                                               ------------



                                    SHARES            VALUE
                                  ------------------------
FOOD & DRUG RETAILING (4.5%)
CVS Corp. ......................     110,100   $  3,053,073
Kroger Co. (The) (a)............     157,400      2,335,816
Safeway, Inc. (a)...............      43,600      1,007,160
                                               ------------
                                                  6,396,049
                                               ------------
FOOD PRODUCTS (1.2%)
Kraft Foods, Inc. ..............      43,800      1,730,100
                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
McDonald's Corp. ...............      88,700      1,606,357
                                               ------------
HOUSEHOLD PRODUCTS (2.6%)
Kimberly-Clark Corp. ...........      70,500      3,630,750
                                               ------------
INSURANCE (9.3%)
Allstate Corp. (The)............      95,500      3,798,990
Chubb Corp. (The)...............      45,000      2,538,450
Hartford Financial Services
 Group, Inc. (The)..............      76,900      3,037,550
Prudential Financial, Inc. .....     103,500      3,022,200
Travelers Property
 Casualty Corp. (a).............      52,491        709,678
                                               ------------
                                                 13,106,868
                                               ------------
IT CONSULTING & SERVICES (1.5%)
Computer Sciences Corp. (a).....      64,900      2,095,621
                                               ------------
MACHINERY (2.8%)
Navistar International Corp.
 (a)............................     175,300      3,930,226
                                               ------------
METALS & MINING (2.5%)
Alcoa, Inc. ....................     159,672      3,522,364
                                               ------------
MULTILINE RETAIL (0.7%)
Sears, Roebuck and Co. .........      38,200      1,003,132
                                               ------------
OIL & GAS (8.5%)
ChevronTexaco Corp. ............      48,421      3,274,712
ConocoPhillips..................      79,700      3,865,450
Exxon Mobil Corp. ..............      70,900      2,386,494
Unocal Corp. ...................      89,300      2,468,252
                                               ------------
                                                 11,994,908
                                               ------------
PAPER & FOREST PRODUCTS (5.0%)
International Paper Co. ........     120,100      4,195,093
MeadWestvaco Corp. .............     136,664      2,863,111
                                               ------------
                                                  7,058,204
                                               ------------
PHARMACEUTICALS (5.5%)
Barr Laboratories, Inc. (a).....      21,500      1,264,845
Bristol-Myers Squibb Co. .......      66,600      1,639,026
Merck & Co., Inc. ..............      29,700      1,610,928
Watson Pharmaceuticals, Inc.
 (a)............................     117,400      3,227,326
                                               ------------
                                                  7,742,125
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)

                                    SHARES            VALUE
                                  ------------------------
ROAD & RAIL (2.4%)
Burlington Northern
 Santa Fe Corp. ................     130,500   $  3,357,765
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
Advanced Micro Devices, Inc.
 (a)............................     278,100      1,707,534
Intel Corp. ....................      85,900      1,486,070
                                               ------------
                                                  3,193,604
                                               ------------
Total Common Stocks
 (Cost $153,351,082)............                134,493,344
                                               ------------
PURCHASED PUT OPTIONS (0.1%)
                                    NUMBER
                                      OF
                                  CONTRACTS(e)
                                  ----------
AUTO COMPONENTS (0.1%)
Delphi Corp.
 Strike Price @ $7.50
 Expire 12/21/02 (a)............         597         59,700
                                               ------------
INSURANCE (0.0%) (b)
Chubb Corp. (The)
 Strike Price @ $55.00
 Expire 11/16/02 (a)............         264         40,920
                                               ------------
PHARMACEUTICALS (0.0%) (b)
Watson Pharmaceuticals, Inc.
 Strike Price @ $25.00
 Expire 11/16/02 (a)............         172          7,740
                                               ------------
Total Purchased Put Options
 (Cost $109,499)................                    108,360
                                               ------------
SHORT-TERM INVESTMENTS (4.6%)
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
COMMERCIAL PAPER (3.9%)
American Express Credit Corp.
 1.75%, due 11/7/02.............  $1,590,000      1,589,536
UBS Finance Delaware LLC
 1.90%, due 11/1/02.............   3,905,000      3,905,000
                                               ------------
                                                  5,494,536
                                               ------------
Total Commercial Paper
 (Cost $5,494,536)..............                  5,494,536
                                               ------------



                                  PRINCIPAL
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  ------------------------
U.S. GOVERNMENT (0.7%)
United States Treasury Bill
 1.45%, due 1/23/03.............  $1,045,000   $  1,041,519
                                               ------------
Total U.S. Government
 (Cost $1,041,519)..............                  1,041,519
                                               ------------
Total Short-Term Investments
 (Cost $6,536,055)..............                  6,536,055
                                               ------------
Total Investments
 (Cost $159,996,636) (c)........        99.8%   141,137,759(d)
Cash And Other Assets,
 Less Liabilities...............         0.2        227,909
                                  ----------   ------------
Net Assets......................       100.0%  $141,365,668
                                  ==========   ============
WRITTEN OPTIONS (-0.1%)

WRITTEN CALL OPTIONS (-0.1%)
                                    NUMBER
                                      OF
                                  CONTRACTS(e)
                                  ----------
BUILDING PRODUCTS (-0.0%) (b)
American Standard Cos., Inc.
 Strike Price @ $70.00
 Expire 11/16/02 (a)............         (58)  $     (8,120)
 Strike Price @ $75.00
 Expire 12/21/02 (a)............         (58)        (5,655)
                                               ------------
                                                    (13,775)
                                               ------------
FOOD PRODUCTS (-0.1%)
Kraft Foods, Inc.
 Strike Price @ $40.00
 Expire 12/21/02 (a)............        (376)       (47,000)
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

              WRITTEN CALL OPTION (CONTINUED)
                                    NUMBER
                                      OF
                                  CONTRACTS(e)        Value
                                  -------------------------
Chubb Corp. (The)
 Strike Price @ $65.00
 Expire 12/21/02 (a)............        (264)  $    (24,420)
                                               ------------
Total Written Call Options
 (Premium ($89,657))............                    (85,195)
                                               ------------
WRITTEN PUT OPTION (-0.0%) (b)
COMPUTERS & PERIPHERALS (-0.0%) (B)
Apple Computer, Inc.
 Strike Price @ $12.50
 Expire 1/18/03 (a).............        (378)  $    (15,120)
                                               ------------
Total Written Put Option
 (Premium ($38,555))............                    (15,120)
                                               ------------
Total Written Options (Premium
 ($128,212))....................               $   (100,315)
                                               ============

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $162,349,705.
(d) At October 31, 2002 net unrealized depreciation was $21,211,946, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,533,105 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $25,745,051.
(e) One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $159,996,636).............................  $141,137,759
 Cash.............................................         4,719
 Receivables:
   Investment securities sold.....................       709,243
   Dividends......................................       252,050
   Fund shares sold...............................        28,432
 Other assets.....................................         6,849
                                                    ------------
       Total assets...............................   142,139,052
                                                    ------------
LIABILITIES:
 Written options, at value
   (premium received $128,212) (Note 2(K))........       100,315
 Payables:
   Investment securities purchased................       487,816
   Manager........................................        62,155
   Transfer agent.................................        37,358
   Fund shares redeemed...........................        36,261
   Custodian......................................         3,689
 Accrued expenses.................................        45,790
                                                    ------------
       Total liabilities..........................       773,384
                                                    ------------
 Net assets.......................................  $141,365,668
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1
   billion shares authorized
   No-Load Class..................................  $     14,608
   Service Class..................................           459
 Additional paid-in capital.......................   187,110,605
 Accumulated undistributed net investment
   income.........................................     1,430,305
 Accumulated net realized loss on investments and
   option transactions............................   (28,359,329)
 Net unrealized depreciation on investments and
   written options................................   (18,830,980)
                                                    ------------
 Net assets.......................................  $141,365,668
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $137,069,195
                                                    ============
 Shares of capital stock outstanding..............    14,607,550
                                                    ============
 Net asset value per share outstanding............  $       9.38
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  4,296,473
                                                    ============
 Shares of capital stock outstanding..............       459,105
                                                    ============
 Net asset value per share outstanding............  $       9.36
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends................................................  $  2,916,363
   Interest.................................................       118,701
                                                              ------------
       Total income.........................................     3,035,064
                                                              ------------
 Expenses:
   Manager..................................................     1,252,115
   Transfer agent...........................................       236,090
   Professional.............................................        65,319
   Registration.............................................        21,898
   Custodian................................................        21,190
   Shareholder communication................................        18,726
   Directors................................................        14,125
   Service..................................................        13,186
   Miscellaneous............................................        21,119
                                                              ------------
       Total expenses before
        reimbursement.......................................     1,663,768
   Expense reimbursement from Manager.......................      (265,890)
                                                              ------------
       Net expenses.........................................     1,397,878
                                                              ------------
 Net investment income......................................     1,637,186
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions....................................   (25,661,632)
   Option transactions......................................       533,399
                                                              ------------
 Net realized loss on investments and option transactions...   (25,128,233)
                                                              ------------
 Net change in unrealized appreciation (depreciation) on:
   Security transactions....................................    (1,287,201)
   Written option transactions..............................        27,897
                                                              ------------
 Net unrealized loss on investments and written option
   transactions.............................................    (1,259,304)
                                                              ------------
 Net realized and unrealized loss on investments and option
   transactions.............................................   (26,387,537)
                                                              ------------
 Net decrease in net assets resulting from operations.......  $(24,750,351)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,637,186   $  4,857,879
    Net realized gain (loss) on investments and option
     transactions...........................................   (25,128,233)    65,391,124
    Net change in unrealized appreciation (depreciation) on
     investments and written option transactions............    (1,259,304)   (81,543,520)
                                                              ------------   ------------
    Net decrease in net assets resulting from operations....   (24,750,351)   (11,294,517)
                                                              ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (3,627,313)    (8,051,850)
      Service Class.........................................      (114,666)       (47,899)
    From net realized gain on investments:
      No-Load Class.........................................   (13,192,357)   (16,561,251)
      Service Class.........................................      (467,805)      (127,178)
                                                              ------------   ------------
        Total dividends and distributions to shareholders...   (17,402,141)   (24,788,178)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    63,199,165     31,286,982
      Service Class.........................................       797,968        896,231
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................    16,808,141     24,598,701
      Service Class.........................................       578,759        175,075
                                                              ------------   ------------
                                                                81,384,033     56,956,989
    Cost of shares redeemed:
      No-Load Class.........................................   (43,166,219)  (622,412,594)
      Service Class.........................................      (838,179)    (1,023,145)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    37,379,635   (566,478,750)
                                                              ------------   ------------
      Net decrease in net assets............................    (4,772,857)  (602,561,445)
NET ASSETS:
  Beginning of year.........................................   146,138,525    748,699,970
                                                              ------------   ------------
  End of year...............................................  $141,365,668   $146,138,525
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $  1,430,305   $  3,534,713
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                   NO-LOAD CLASS
                                                       ----------------------------------------------------------------------
                                                                                             JANUARY 1        YEAR ENDED
                                                             YEAR ENDED OCTOBER 31            THROUGH         DECEMBER 31
                                                       ----------------------------------   OCTOBER 31,   -------------------
                                                         2002         2001         2000        1999*        1998       1997
                                                       --------     --------     --------   -----------   --------   --------
Net asset value at beginning of period...............  $  12.55     $  14.00     $  12.69    $  11.76     $  16.36   $  15.87
                                                       --------     --------     --------    --------     --------   --------
Net investment income................................      0.13(c)      0.16(c)      0.15        0.09         0.18       0.23
Net realized and unrealized gain (loss) on
 investments.........................................     (1.86)       (1.15)        1.27        0.84        (1.58)      3.31
                                                       --------     --------     --------    --------     --------   --------
Total from investment operations.....................     (1.73)       (0.99)        1.42        0.93        (1.40)      3.54
                                                       --------     --------     --------    --------     --------   --------
Less dividends and distributions:
From net investment income...........................     (0.31)       (0.15)       (0.11)      (0.00)(a)    (0.18)     (0.23)
From net realized gain on investments................     (1.13)       (0.31)         --          --         (3.02)     (2.82)
                                                       --------     --------     --------    --------     --------   --------
Total dividends and distributions....................     (1.44)       (0.46)       (0.11)      (0.00)(a)    (3.20)     (3.05)
                                                       --------     --------     --------    --------     --------   --------
Net asset value at end of period.....................  $   9.38     $  12.55     $  14.00    $  12.69     $  11.76   $  16.36
                                                       ========     ========     ========    ========     ========   ========
Total investment return..............................    (16.46%)      (7.29%)      11.31%       7.91%(b)    (8.10%)    22.63%
Ratios (to average net assets)/Supplemental Data:
 Net investment income...............................      1.12%        1.28%        1.12%       0.84%+       1.04%      1.30%
 Net expenses........................................      0.94%        0.94%        0.94%       0.96%+       0.98%      0.93%
 Expenses (before reimbursement).....................      1.12%        1.00%        0.94%       0.96%+       0.98%      0.93%
Portfolio turnover rate..............................        65%          94%          96%         49%          76%        66%
Net assets at end of period (in 000's)...............  $137,069     $140,919     $742,924    $741,300     $800,993   $984,220

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a)  Less than one cent per share.
(b) Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                SERVICE CLASS
    ----------------------------------------------------------------------
                                          JANUARY 1        YEAR ENDED
          YEAR ENDED OCTOBER 31            THROUGH         DECEMBER 31
    ----------------------------------   OCTOBER 31,   -------------------
      2002         2001         2000        1999*        1998       1997
    --------     --------     --------   -----------   --------   --------
    $  12.52     $  13.97     $  12.66    $  11.76     $  16.35   $  15.85
    --------     --------     --------    --------     --------   --------
        0.10(c)      0.14(c)      0.10        0.06         0.14       0.16
       (1.85)       (1.16)        1.28        0.84        (1.57)      3.32
    --------     --------     --------    --------     --------   --------
       (1.75)       (1.02)        1.38        0.90        (1.43)      3.48
    --------     --------     --------    --------     --------   --------
       (0.28)       (0.12)       (0.07)      (0.00)(a)    (0.14)     (0.16)
       (1.13)       (0.31)         --          --         (3.02)     (2.82)
    --------     --------     --------    --------     --------   --------
       (1.41)       (0.43)       (0.07)      (0.00)(a)    (3.16)     (2.98)
    --------     --------     --------    --------     --------   --------
    $   9.36     $  12.52     $  13.97    $  12.66     $  11.76   $  16.35
    ========     ========     ========    ========     ========   ========
      (16.64%)      (7.54%)      11.00%       7.65%(b)    (8.30%)    22.28%
        0.87%        1.03%        0.87%       0.59%+       0.79%      1.05%
        1.19%        1.19%        1.19%       1.21%+       1.23%      1.18%
        1.37%        1.25%        1.19%       1.21%+       1.23%      1.18%
          65%          94%          96%         49%          76%        66%
    $  4,296     $  5,219     $  5,776    $  7,418     $  9,740   $ 11,010

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Bond Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, several factors affected bond market performance. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and by another 25 basis points in December. This brought the targeted federal funds rate to an unusually low 1.75%, where it remained for the first 10 months of 2002.

Unfortunately, the economic recovery that investors initially anticipated never developed, despite several positive economic indicators. Gross domestic product continued to advance, slowing slightly in the second calendar quarter of 2002, but regaining momentum in the third quarter. Consumer spending remained strong, largely as a result of lower interest rates, which prompted widespread mortgage refinancing. Access to low-cost financing also stimulated the housing market. Even so, a series of corporate accounting scandals, layoffs, and earnings disappointments left stock investors running for cover. While that increased demand for high-quality bonds, credit concerns had a negative impact on corporate debt in general.

As the reporting period progressed, deficit spending became an increasing concern for investors. This was particularly true when geopolitical tensions raised the specter of a possible war with Iraq. Investors were also concerned about the slowing pace of corporate investment, which did not bode well for the economy. The reporting period ended just prior to midterm elections that would determine the power base in Congress. Amid the uncertainty, Treasury securities showed weak performance in October 2002, ending an impressive rally over the previous six months.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Bond Fund returned 1.73% for No-Load Class shares and 1.57% for Service Class shares. Both share classes underperformed the 3.71% return of the average Lipper(1) intermediate investment grade debt fund over the same period. Both share classes also underperformed the 5.89% return of the Lehman Brothers Aggregate Bond Index(2) for the 12 months ended October 31, 2002.

The Fund's underperformance was largely a result of an overweighted position in corporate bonds when concern over credit quality caused the corporate sector as a whole to underperform. Poor industry selection among corporate bonds also detracted from the Fund's performance.

STRATEGIC POSITIONING

The Fund entered November 2001 slightly overweighted in investment-grade corporate bonds. As the Federal Reserve continued to ease interest rates in November and December, we increased the Fund's corporate exposure, anticipating that spreads would narrow as the economic outlook improved. Unfortunately, the Fund's decision to focus on telecommunications and electric-utility bonds backfired due to unanticipated corporate accounting scandals. First the Enron debacle hurt electric utilities, then WorldCom and Qwest faced major problems. These difficulties were not limited to the companies, but had a negative impact on their entire industries and detracted from the Fund's performance over the 12-month reporting period.

Over the course of the Fund's fiscal year, we became convinced that uncertainty in the stock market, the economy, and the geopolitical outlook would continue to have a negative impact on corporate bonds. As a result, we reduced the Fund's corporate debt exposure, which had a positive impact on performance, particularly during the third calendar quarter of 2002. Some of the holdings the Fund retained, however, continued to provide weak results. AOL Time Warner,
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government
 Index, the Corporate Index, the Mortgage-Backed Securities Index, and the
    Asset-Backed Securities Index. To qualify for inclusion in the Lehman
    Brothers
 Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

for example, is a benchmark name that became a trading vehicle for opportunistic account managers seeking to turn quick profits. This trading activity tended to weaken the market for these bonds, despite the company's otherwise solid fundamentals.

The Fund benefited from its decision to underweight agency securities, based on congressional concerns over risks at Fannie Mae and Freddie Mac. The Fund also benefited from Treasury Inflation-Protected Securities (TIPS), which are bonds with an unconventional structure. These securities performed well, even during a period of relatively subdued inflation.

In October 2002, we noticed that spreads over Treasuries on overbought sectors were widening and spreads on oversold sectors were beginning to narrow. Since the Fund was underweighted in the former sectors and overweighted in the latter, the Fund benefited from this reversal of fortunes. The failure of electric-utility bonds to follow this general trend, however, kept utility spreads at wide levels and hurt the Fund's overall performance.

The Fund remains modestly overweighted in residential mortgage-backed securities, asset-backed securities, and moderate- to lower-quality corporate bonds. We believe that market conditions are currently favorable for this portfolio positioning. We also believe that when business conditions begin to improve, inflationary pressure may increase, causing Treasury
Inflation-Protected Securities to show strong performance.

LOOKING AHEAD

In early November, the Republicans strengthened their political control and the Federal Reserve lowered the targeted federal funds rate by an additional 50 basis points. We believe these factors may continue to move investors away from "safe-haven" sectors and toward the kinds of higher-risk issues in which the Fund is currently invested. Although the budget deficit could increase with additional spending for defense and homeland security, we believe that Congress is likely to exercise restraint in budget-related matters. Since the 30-year Treasury bond is no longer being auctioned, demand for longer-maturity bonds is increasing, which may help to counterbalance any negative influence that may result from budget concerns.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

  $10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
                                     INDEX



                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                               LEHMAN BROTHERS AGGREGATE BOND
                                                                           INDEX                        ECLIPSE BOND FUND
                                                                           ------------------           -----------------
10/31/92                                                                   10000                              10000
93                                                                         11187                              11165
94                                                                         10776                              10796
95                                                                         12463                              12726
96                                                                         13190                              13083
97                                                                         14364                              14203
98                                                                         15703                              15329
99                                                                         15784                              14950
00                                                                         16936                              16584
01                                                                         19405                              17900
10/31/02                                                                   20546                              18585

Source: Lipper Inc., 10/31/02
 THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

  $10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
                                     INDEX



                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                               LEHMAN BROTHERS AGGREGATE BOND
                                                                           INDEX                        ECLIPSE BOND FUND
                                                                           ------------------           -----------------
10/31/92                                                                   10000                              10000
93                                                                         11187                              11132
94                                                                         10776                              10737
95                                                                         12463                              12622
96                                                                         13190                              12952
97                                                                         14364                              14016
98                                                                         15703                              15100
99                                                                         15784                              14689
00                                                                         16936                              16244
01                                                                         19405                              17517
10/31/02                                                                   20546                              18148

                                                                               AVERAGE ANNUAL TOTAL RETURNS*
                     PERFORMANCE                                                   AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------
                                                                              ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse Bond Fund No-Load Class                                                 1.73%       5.80%       6.39%
Eclipse Bond Fund Service Class(+)                                              1.57        5.57        6.14
Average Lipper intermediate investment grade debt
 fund(++)                                                                       3.71        6.14        6.63
Lehman Brothers Aggregate Bond Index(sec.)                                      5.89        7.43        7.47

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                              6.39
1993                                                                              9.74
1994                                                                             -3.31
1995                                                                             17.88
1996                                                                              2.80
1997                                                                              8.57
1998                                                                              7.93
1999                                                                             -1.61
2000                                                                              6.21
2001                                                                             14.06
2002                                                                              1.73

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM INVESTMENTS (86.6%)+
ASSET-BACKED SECURITIES (3.1%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  --------------------------
AUTO LEASES (1.2%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05.............  $ 1,625,000   $  1,648,229
                                                ------------
DIVERSIFIED FINANCIALS (0.9%)
Consumers Funding LLC
 Series 2000-1 Class A6
 5.76%, due 10/20/16............    1,175,000      1,244,613
                                                ------------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Public Service New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.58%, due 2/1/08..............    1,237,901      1,299,883
                                                ------------
Total Asset-Backed Securities
 (Cost $3,968,301)..............                   4,192,725
                                                ------------
CORPORATE BONDS (20.1%)

AUTOMOBILES (0.5%)
Ford Motor Co.
 7.45%, due 7/16/31.............      980,000        748,732
                                                ------------
BANKS (2.4%)
Bank of America Corp.
 7.80%, due 2/15/10.............      800,000        942,204
First Union Corp.
 6.55%, due 10/15/35............      445,000        484,809
PNC Funding Corp.
 5.75%, due 8/1/06..............    1,296,000      1,360,371
Wells Fargo Co.
 5.00%, due 11/15/14............      525,000        522,175
                                                ------------
                                                   3,309,559
                                                ------------
BUILDING PRODUCTS (0.4%)
Masco Corp.
 6.50%, due 8/15/32.............      550,000        542,809
                                                ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Waste Management, Inc.
 7.75%, due 5/15/32 (a).........      230,000        224,785
 8.00%, due 4/30/04.............      830,000        856,705
                                                ------------
                                                   1,081,490
                                                ------------
DIVERSIFIED FINANCIALS (2.3%)
Associates Corp. of North
 America
 6.95%, due 11/1/18.............      670,000        715,575
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07............      555,000        580,989
Ford Motor Credit Co.
 2.11%, due 6/20/03 (b).........      290,000        283,055
 6.50%, due 1/25/07.............      300,000        271,726
MBNA America Bank NA
 6.625%, due 6/15/12............      590,000        571,010
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05.............      755,000        782,545
                                                ------------
                                                   3,204,900
                                                ------------


ASSET-BACKED SECURITIES (3.1%)
                                    PRINCIPAL
                                       AMOUNT          VALUE
                                  ------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
AT&T Corp.
 8.00%, due 11/15/31............  $ 2,570,000   $  2,454,350
Citizens Communications Co.
 7.625%, due 8/15/08............      490,000        492,450
 9.00%, due 8/15/31.............    1,160,000      1,113,600
                                                ------------
                                                   4,060,400
                                                ------------
ELECTRIC UTILITIES (2.4%)
Consumers Energy Co.
 6.00%, due 3/15/05.............      710,000        681,427
Detroit Edison Co.
 5.05%, due 10/1/05.............      865,000        908,484
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11.............    1,835,000      1,632,904
                                                ------------
                                                   3,222,815
                                                ------------
ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32.............      275,000        269,369
                                                ------------
FINANCIAL SERVICES (0.2%)
Bear Stearns Co.
 5.70%, due 11/15/14............      220,000        220,755
                                                ------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Anthem, Inc.
 6.80%, due 8/1/12..............      580,000        624,637
                                                ------------
HOUSEHOLD DURABLES (0.3%)
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07.............      370,000        404,478
                                                ------------
MEDIA (1.6%)
Time Warner Entertainment Co.
 10.15%, due 5/1/12.............    1,924,000      2,195,119
                                                ------------
MULTILINE RETAIL (1.4%)
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12.............      585,000        537,338
Target Corp.
 6.35%, due 11/1/32.............    1,360,000      1,374,612
                                                ------------
                                                   1,911,950
                                                ------------
MULTI-UTILITIES & UNREGULATED POWER (1.8%)
Public Service Electric & Gas
 Power LLC
 6.875%, due 4/15/06............    1,505,000      1,399,650
 6.95%, due 6/1/12 (a)..........      310,000        269,700
 8.625%, due 4/15/31............      885,000        743,400
                                                ------------
                                                   2,412,750
                                                ------------
OIL & GAS (1.3%)
Conoco Funding Co.
 6.35%, due 10/15/11............      525,000        577,582
Kinder Morgan Energy Partners, L.P.
 5.35%, due 8/15/07 (a).........      610,000        626,750
Ultramar Diamond Shamrock Corp.
 6.75%, due 10/15/37............      535,000        526,820
                                                ------------
                                                   1,731,152
                                                ------------

------------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT          VALUE
                                  ------------------------
PAPER & FOREST PRODUCTS (0.6%)
Rock-Tenn Co.
 8.20%, due 8/15/11.............  $   800,000   $    885,814
                                                ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31..............      810,000        648,000
                                                ------------
Total Corporate Bonds (Cost
 $28,329,121)...................                  27,474,729
                                                ------------
MORTGAGE-BACKED SECURITIES (1.2%)

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (1.2%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35.............      636,385        681,124
Morgan Stanley Capital I, Inc.
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30............      301,603        324,565
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30............      561,664        602,366
                                                ------------
                                                   1,608,055
                                                ------------
Total Mortgage-Backed Securities
 (Cost $1,573,374)..............                   1,608,055
                                                ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (61.2%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (2.5%)
 4.875%, due 3/15/07............    2,125,000      2,282,269
 5.00%, due 5/15/04.............    1,105,000      1,159,804
                                                ------------
                                                   3,442,073
                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.8%)
 5.50%, due 1/1/32..............    2,405,052      2,437,119
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.3%)
 4.375%, due 9/15/12............      460,000        452,830
 7.00%, due 7/15/05.............    1,175,000      1,319,039
                                                ------------
                                                   1,771,869
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (21.7%)
 5.50%, due 1/1/17-2/1/17 (d)...    4,703,685      4,856,960
 6.00%, due 8/1/32 (e)..........    4,212,842      4,336,683
 6.00%, due 12/12/32 TBA (c)....    6,200,000      6,347,250
 6.50%, due 6/1/31-10/1/31......    5,296,148      5,490,219
 7.00%, due 2/1/32-4/1/32 (d)...    5,216,563      5,449,764
 7.50%, due 8/1/31..............    3,074,637      3,252,315
                                                ------------
                                                  29,733,191
                                                ------------


                                    PRINCIPAL
                                       AMOUNT          VALUE
                                  ------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.0%)
 6.00%, due 4/15/29-8/15/32
   (e)..........................  $ 6,057,005   $  6,283,596
 6.50%, due 7/15/28.............      880,530        919,068
 7.00%, due 9/15/31.............    2,075,982      2,181,898
 7.50%, due 12/15/28-8/15/30
   (e)..........................    4,006,218      4,266,813
                                                ------------
                                                  13,651,375
                                                ------------
UNITED STATES TREASURY BONDS (9.8%)
 6.25%, due 8/15/23-5/15/30
   (d)..........................    6,785,000      7,857,300
 6.875%, due 8/15/25 (d)........    3,080,000      3,805,965
 8.75%, due 8/15/20.............      260,000        376,716
 11.25%, due 2/15/15............      825,000      1,363,248
                                                ------------
                                                  13,403,229
                                                ------------
UNITED STATES TREASURY NOTES (14.1%)
 3.375%, due 1/15/07 (f)........    1,425,000      1,746,387
 4.375%, due 5/15/07 (d)........    2,170,000      2,326,211
 4.625%, due 5/15/06............    2,500,000      2,693,360
 5.25%, due 8/15/03 (d).........    1,750,000      1,803,218
 5.875%, due 2/15/04 (d)........    7,355,000      7,772,654
 6.00%, due 8/15/09 (d).........    2,485,000      2,872,213
                                                ------------
                                                  19,214,043
                                                ------------
Total U.S. Government &
 Federal Agencies
 (Cost $81,103,403).............                  83,652,899
                                                ------------
YANKEE BONDS (1.0%)

BEVERAGES (0.3%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (a).......      580,000        429,200
                                                ------------
FOREIGN GOVERNMENTS (0.7%)
Quebec (Province of)
 5.00%, due 7/17/09.............      470,000        496,424
United Mexican States
 7.50%, due 1/14/12.............      485,000        505,613
                                                ------------
                                                   1,002,037
                                                ------------
Total Yankee Bonds
 (Cost $1,527,896)..............                   1,431,237
                                                ------------
Total Long-Term Investments
 (Cost $116,502,095)............                 118,359,645
                                                ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (19.2%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  ------------------------
FEDERAL AGENCIES (19.2%)
Federal Home Loan Bank
 (Discount Note)
 1.57%, due 11/12/02............  $ 5,045,000   $  5,042,579
Federal Home Loan Mortgage Corp.
 (Discount Note)
 1.65%, due 11/1/02.............    8,935,000      8,935,000
Federal National Mortgage
 Association
 (Discount Note)
 1.65%, due 11/1/02.............    6,150,000      6,150,000
 1.68%, due 11/1/02.............    6,080,000      6,080,000
                                                ------------
Total Federal Agencies
 (Cost $26,207,579).............                  26,207,579
                                                ------------
Total Short-Term Investments
 (Cost $26,207,579).............                  26,207,579
                                                ------------
Total Investments
 (Cost $142,709,674) (g)........       105.8%    144,567,224(h)
Liabilities in Excess of Cash
 and Other Assets...............        (5.8)     (7,876,049)
                                  -----------   ------------
Net Assets......................       100.0%   $136,691,175
                                  ===========   ============

------------
(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2002.
(c) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(d) Represents securities out on loan or a portion which is out on loan. (See
    Note 2(O))
(e)  Segregated or partially segregated as collateral for TBAs.
(f) Treasury Inflation Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index - Urban Consumers.
(g)  The cost for federal income tax purposes is $142,844,511.
(h) At October 31, 2002 net unrealized appreciation was $1,722,713, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,265,865 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,543,152.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value* (identified
   cost $142,709,674).............................  $144,567,224
 Cash.............................................         2,646
 Collateral held for securities loaned at value
   (Note 2(O))....................................    23,705,446
 Receivables:
   Interest.......................................     1,332,092
   Investment securities sold.....................     1,193,363
   Fund shares sold...............................       342,403
 Other assets.....................................         5,702
                                                    ------------
       Total assets...............................   171,148,876
                                                    ------------
LIABILITIES:
 Securities lending collateral (Note 2(O))........    23,705,446
 Payables:
   Investment securities purchased................    10,082,614
   Manager........................................        55,332
   Transfer agent.................................         5,655
   Custodian......................................         4,198
   Fund shares redeemed...........................         3,624
 Accrued expenses.................................        57,190
 Dividend payable.................................       543,642
                                                    ------------
       Total liabilities..........................    34,457,701
                                                    ------------
 Net assets.......................................  $136,691,175
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     13,535
   Service Class..................................           610
 Additional paid-in capital.......................   147,957,563
 Accumulated undistributed net investment
   income.........................................        72,389
 Accumulated net realized loss on investments.....   (13,210,472)
 Net unrealized appreciation on investments.......     1,857,550
                                                    ------------
 Net assets.......................................  $136,691,175
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $130,812,510
                                                    ============
 Shares of capital stock outstanding..............    13,535,417
                                                    ============
 Net asset value per share outstanding............  $       9.66
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,878,665
                                                    ============
 Shares of capital stock outstanding..............       609,535
                                                    ============
 Net asset value per share outstanding............  $       9.64
                                                    ============

------------
* Includes securities on loan with an average cost of $22,573,967 and a market value of $22,962,858.



STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Interest........................................  $ 6,364,362
                                                     -----------
 Expenses:
   Manager.........................................      889,012
   Professional....................................       59,355
   Transfer agent..................................       33,101
   Custodian.......................................       23,332
   Registration....................................       21,441
   Shareholder communication.......................       16,901
   Service.........................................       12,343
   Directors.......................................       11,435
   Miscellaneous...................................       26,385
                                                     -----------
       Total expenses before reimbursement.........    1,093,305
   Expense reimbursement from Manager..............     (191,950)
                                                     -----------
       Net expenses................................      901,355
                                                     -----------
 Net investment income.............................    5,463,007
                                                     -----------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss on investments..................     (918,572)
 Net change in unrealized appreciation on
   investments.....................................   (2,545,889)
                                                     -----------
 Net realized and unrealized loss on investments...   (3,464,461)
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 1,998,546
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  5,463,007   $  8,027,860
    Net realized gain (loss) on investments.................      (918,572)     9,258,243
    Net change in unrealized appreciation on investments....    (2,545,889)     2,762,349
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     1,998,546     20,048,452
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (9,394,597)   (13,171,811)
      Service Class.........................................      (377,552)      (253,731)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (9,772,149)   (13,425,542)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    34,022,775     17,362,661
      Service Class.........................................     4,117,871      2,556,198
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     8,871,376     13,008,016
      Service Class.........................................       339,859        233,031
                                                              ------------   ------------
                                                                47,351,881     33,159,906
    Cost of shares redeemed:
      No-Load Class.........................................   (20,951,015)  (113,865,543)
      Service Class.........................................    (3,260,860)    (1,239,241)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    23,140,006    (81,944,878)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    15,366,403    (75,321,968)
NET ASSETS:
  Beginning of year.........................................   121,324,772    196,646,740
                                                              ------------   ------------
  End of year...............................................  $136,691,175   $121,324,772
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $     72,389   $  4,300,191
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                   NO-LOAD CLASS
                                                    ---------------------------------------------------------------------------
                                                                                             JANUARY 1          YEAR ENDED
                                                            YEAR ENDED OCTOBER 31             THROUGH           DECEMBER 31
                                                    -------------------------------------   OCTOBER 31,     -------------------
                                                      2002          2001           2000        1999*          1998       1997
                                                    --------      --------       --------   -----------     --------   --------
Net asset value at beginning of period............  $  10.32      $   9.75       $   9.75    $   9.91       $   9.71   $   9.51
                                                    --------      --------       --------    --------       --------   --------
Net investment income.............................      0.45(c)       0.55(c)(d)     0.57        0.47           0.57       0.61
Net realized and unrealized gain (loss) on
 investments......................................     (0.30)         0.76(d)       (0.01)      (0.63)          0.20       0.20
                                                    --------      --------       --------    --------       --------   --------
Total from investment operations..................      0.15          1.31           0.56       (0.16)          0.77       0.81
                                                    --------      --------       --------    --------       --------   --------
Less dividends from net investment income.........     (0.81)        (0.74)         (0.56)      (0.00)(b)      (0.57)     (0.61)
                                                    --------      --------       --------    --------       --------   --------
Net asset value at end of period..................  $   9.66      $  10.32       $   9.75    $   9.75       $   9.91   $   9.71
                                                    ========      ========       ========    ========       ========   ========
Total investment return...........................      1.73%        14.06%          6.21%      (1.61%)(a)      7.93%      8.57%
Ratios (to average net assets)/ Supplemental Data:
 Net investment income............................      4.62%         5.53%(d)       6.05%       5.55%+         5.57%      6.21%
 Net expenses.....................................      0.75%         0.75%          0.75%       0.75%+         0.75%      0.75%
 Expenses (before reimbursement)..................      0.91%         0.88%          0.83%       0.85%+         0.86%      0.85%
Portfolio turnover rate...........................       159%          257%           361%        245%           335%       338%
Net assets at end of period (in 000's)............  $130,813      $116,344       $193,466    $174,521       $182,402   $183,846

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                 SERVICE CLASS
    ------------------------------------------------------------------------
                                           JANUARY 1         YEAR ENDED
           YEAR ENDED OCTOBER 31            THROUGH          DECEMBER 31
    -----------------------------------   OCTOBER 31,    -------------------
      2002        2001           2000        1999*         1998       1997
    --------    --------       --------   -----------    --------   --------
    $  10.28    $   9.70       $   9.69    $   9.88      $   9.68   $   9.49
    --------    --------       --------    --------      --------   --------
        0.42(c)     0.53(c)(d)     0.55        0.47          0.54       0.59
       (0.28)       0.76(d)       (0.01)      (0.66)         0.20       0.19
    --------    --------       --------    --------      --------   --------
        0.14        1.29           0.54       (0.19)         0.74       0.78
    --------    --------       --------    --------      --------   --------
       (0.78)      (0.71)         (0.53)      (0.00)(b)     (0.54)     (0.59)
    --------    --------       --------    --------      --------   --------
    $   9.64    $  10.28       $   9.70    $   9.69      $   9.88   $   9.68
    ========    ========       ========    ========      ========   ========
        1.57%      13.87%          5.96%      (1.92%)(a)     7.73%      8.21%
        4.37%       5.28%(d)       5.80%       5.30%+        5.32%      5.96%
        1.00%       1.00%          1.00%       1.00%+        1.00%      1.00%
        1.16%       1.13%          1.08%       1.10%+        1.11%      1.10%
         159%        257%           361%        245%          335%       338%
    $  5,879    $  4,981       $  3,181    $  3,742      $  4,290   $  1,531

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Core Bond Plus Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, several factors affected bond market performance. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and by another 25 basis points in December. This brought the targeted federal funds rate to an unusually low 1.75%, where it remained for the first 10 months of 2002.

Unfortunately, the economic recovery that investors initially anticipated never developed, despite several positive economic indicators. Gross domestic product continued to advance, slowing slightly in the second calendar quarter of 2002, but regaining momentum in the third quarter. Consumer spending remained strong, largely as a result of lower interest rates, which prompted widespread mortgage refinancing. Access to low-cost financing also stimulated the housing market. Even so, a series of corporate accounting scandals, layoffs, and earnings disappointments left stock investors running for cover. While a falling stock market increased demand for high-quality bonds, credit concerns had a negative impact on corporate debt in general. High-yield bonds were particularly weak as geopolitical concerns and economic uncertainty adversely affected investors' appetite for risk.

The reporting period ended just prior to midterm elections that would determine the power base in Congress. Amid the uncertainty, Treasury securities showed weak performance in October 2002, ending an impressive rally over the previous six months.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Core Bond Plus Fund returned 1.65%. The Fund underperformed the 2.57% return of the average Lipper(1) general bond fund over the same period. The Fund also underperformed the 5.89% return of the Lehman Brothers Aggregate Bond Index(2) for the 12 months ended October 31, 2002.

The Fund's underperformance was largely a result of an overweighted position in corporate and high-yield bonds at a time when concern over credit quality caused these sectors to underperform. Unfortunate industry selection among corporate bonds also detracted from the Fund's performance.

STRATEGIC POSITIONING

Early in the reporting period, the Fund anticipated improvements in lower-quality corporate bonds. Federal Reserve easing moves in November and December 2001 suggested that a strengthening economy and attractive yield spreads could provide outstanding opportunities for high-yield bonds. Unfortunately, the Fund's decision to focus on telecommunications and electric-utility bonds backfired when unanticipated corporate accounting scandals caused both sectors to suffer severe losses. First the Enron debacle hurt electric utilities, then WorldCom and Qwest faced major problems that affected the entire telecommunications sector. As further accounting scandals were uncovered, investors required larger risk premiums, which caused lower-quality bonds to become the weak point in the Fund's portfolio.

Further problems came in June 2002, when high-yield emerging-market debt reversed its positive trend. In that month, Brazil faced controversial changes in leadership and difficulties engineering a viable growth program. As investors became increasingly risk-averse, Brazilian debt returned between -8.0% and -10.0% for the month of June, dragging the entire emerging-markets debt sector off course.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed
    Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond
 Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

Fortunately, by the end of the reporting period, bonds that had become misaligned in certain domestic industries began to converge toward more appropriate pricing. Some market segments, such as supermarkets and Real Estate Investment Trusts (or REITs), had been trading at very narrow spreads to Treasuries, while other areas, such as telecommunications, cable, and media, were at particularly wide spreads. In October, spreads in overbought industries widened and spreads on oversold industries narrowed. Since the Fund had underweighted the former industries and overweighted the latter, it benefited from this realignment. The gains were tempered, however, by the Fund's exposure to electric utilities, which continued to suffer from the Enron shock and difficulties at some lower-rated power companies. As a result, electric-utility spreads remained wide throughout October 2002, and the Fund's utility holdings detracted from performance.

Uncertainty in the stock market, the economy, and the geopolitical outlook continues to have a negative impact on investment-grade corporate bonds, and we reduced the Fund's exposure to this sector during the third calendar quarter of 2002. Some of the holdings we retained, however, continued to provide weak results. AOL Time Warner, for example, is a benchmark name that became a trading vehicle for opportunistic account managers seeking to turn quick profits. This trading activity tended to weaken the market for these bonds, despite the company's otherwise solid fundamentals.

The Fund benefited from its decision to underweight agency securities, based on congressional concerns over risks at Fannie Mae and Freddie Mac. The Fund also benefited from Treasury Inflation-Protected Securities (TIPS), which are bonds with an unconventional structure. These securities performed well, even during a period of relatively subdued inflation.

Since we anticipate a flattening of the yield curve, particularly between the 10-year and 30-year segments, we have positioned the portfolio by moving incremental dollars into cash and securities with longer-maturities. This type of positioning allows us to maintain the Fund's duration near that of the benchmark, while allowing the Fund to benefit if the yield curve should shift as we expect.

As of October 31, 2002, the Fund held 23.6% in Treasury securities and agency securities that are not mortgage-backed, 21.6% in investment-grade corporate bonds, 12.3% in U.S. dollar denominated high-yield corporate bonds, 4.0% in non-U.S. dollar denominated sovereign issues in Euroland and Scandinavia, 29.4% in securitized products (mortgage-backed and asset-backed securities), and 9.1% in cash. Relative to the Lehman Brothers Aggregate Bond Index, as of October 31, 2002, the Fund was underweighted in Treasury and agency securities, securitized products, and investment-grade corporate bonds and overweighted in high-yield corporates, cash, and non-U.S. dollar sovereign debt.

LOOKING AHEAD

In early November, the Republicans strengthened their political control and the Federal Reserve lowered the targeted federal funds rate by an additional 50 basis points. We believe these factors may continue to move investors away from "safe-haven" sectors and toward the kinds of higher-risk issues in which the Fund is currently invested. Although the budget deficit could increase with additional spending for defense and homeland security, we believe that Congress is likely to exercise restraint in budget-related matters. Since the 30-year Treasury bond is no longer being auctioned, demand for longer-maturity bonds is increasing, which may help to counterbalance any negative influence that may result from budget concerns.

We intend to remain overweighted in high-yield corporate bonds, since we believe that their commanding 180 basis-point average spread over Treasuries as of October 31, 2002, and the possibility of economic recovery both suggest that the high-yield market has strong potential. Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                          ECLIPSE CORE BOND PLUS FUND
                  VERSUS LEHMAN BROTHERS AGGREGATE BOND INDEX



                              NO-LOAD CLASS SHARES
[CORE BOND PLUS FUND GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                ECLIPSE CORE BOND PLUS FUND                   INDEX
                                                                ---------------------------       ------------------------------
1/2/01                                                                     10000                              10000
12/01                                                                      10691                              11067
10/31/02                                                                   10972                              11718

Source: Lipper Inc., 10/31/02
            THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                                     AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                                             AS OF OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------
                                                                     ONE YEAR    SINCE INCEPTION(+)
---------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund No-Load Class                              1.65%            5.19%
Average Lipper general bond fund(++)                                   2.57             5.45
Lehman Brothers Aggregate Bond Index(sec.)                             5.89             9.03

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

2001                                                                             7.95
2002                                                                             1.65

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

+ The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE CORE BOND PLUS FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM BONDS (90.6%)+
ASSET-BACKED SECURITIES (2.5%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  ------------------------
AIRLINES (0.1%)
American Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class B
 7.377%, due 5/23/19............  $    23,522   $    14,699
                                                -----------
AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10.............       34,975        22,771
                                                -----------
AUTO LEASES (0.8%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05.............      300,000       304,289
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/15............      235,000       248,922
                                                -----------
ELECTRIC UTILITIES (0.1%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............       15,000        12,940
 Series 1999-B
 9.67%, due 1/2/29..............       55,000        46,939
                                                -----------
                                                     59,879
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Public Service New Hampshire
 Funding LLC
 Pass-Through Certificates
 Series 2002-1 Class A
 4.58%, due 2/1/08..............      221,570       232,664
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).........       60,000        31,800
                                                -----------
                                                    264,464
                                                -----------
Total Asset-Backed Securities
 (Cost $929,662)................                    915,024
                                                -----------
CONVERTIBLE BONDS (0.5%)

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ------------------------
ADVERTISING (0.0%) (b)
Interpublic Group of Cos., Inc.
 (The)
 (zero coupon), due 12/14/21....  $    25,000   $    18,375
                                                -----------
BROADCASTING & CABLE TV (0.1%)
Cox Communications, Inc.
 0.4259%, due 4/19/20...........       65,000        27,137
                                                -----------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Capstar Hotel Co.
 4.75%, due 10/15/04............       25,000        21,125
                                                -----------
NETWORKING EQUIPMENT (0.1%)
Computer Network
 Technology Corp.
 3.00%, due 2/15/07.............       25,000        16,812
Juniper Networks, Inc.
 4.75%, due 3/15/07.............       35,000        24,938
                                                -----------
                                                     41,750
                                                -----------
SEMICONDUCTOR EQUIPMENT &
 PRODUCTS (0.1%)
LSI Logic Corp.
 4.00%, due 2/15/05.............       70,000        58,888
                                                -----------
TELECOMMUNICATIONS EQUIPMENT (0.1%)
CIENA Corp.
 3.75%, due 2/1/08..............       35,000        20,913
                                                -----------
Total Convertible Bonds
 (Cost $195,560)................                    188,188
                                                -----------
CORPORATE BONDS (30.5%)

ADVERTISING (0.0%) (B)
Key3Media Group, Inc.
 11.25%, due 6/15/11 (d)........       25,000           625
                                                -----------
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08.............       25,000        21,000
                                                -----------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29............       70,000        32,900
Northwest Airlines, Inc.
 8.375%, due 3/15/04............        5,000         3,100
 9.875%, due 3/15/07............       35,000        15,050
                                                -----------
                                                     51,050
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
ALUMINUM (0.1%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............  $    25,000   $    23,750
                                                -----------
APPAREL RETAIL (0.3%)
Gap, Inc. (The)
 5.625%, due 5/1/03.............       65,000        65,000
 6.90%, due 9/15/07.............       50,000        45,000
                                                -----------
                                                    110,000
                                                -----------
AUTO LEASES (0.2%)
General Motors
 Acceptance Corp.
 2.115%, due 7/21/03 (e)........       90,000        88,331
                                                -----------
AUTO MANUFACTURERS (0.4%)
Ford Motor Co.
 7.45%, due 7/16/31.............      210,000       160,443
                                                -----------
AUTO PARTS & EQUIPMENT (0.1%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............       45,000        36,450
                                                -----------
BANKS (2.1%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08..............       40,000        39,600
Bank of America Corp.
 7.80%, due 2/15/10.............      145,000       170,774
First Union Corp.
 6.55%, due 10/15/35............      105,000       114,393
PNC Funding Corp.
 5.75%, due 8/1/06..............      185,000       194,189
 6.875%, due 7/15/07............      125,000       137,826
Wells Fargo Co.
 5.00%, due 11/15/14............      110,000       109,408
                                                -----------
                                                    766,190
                                                -----------
BROADCASTING & CABLE TV (2.7%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (d)........       25,000         8,250
 10.25%, due 6/15/11 (d)........       10,000         3,350
Charter Communications Holdings,
 LLC
 8.125%, due 4/1/07.............       20,000         8,600
 10.25%, due 1/15/10............       45,000        19,125
Comcast Cable
 Communications, Inc.
 6.75%, due 1/30/11.............       50,000        47,713
 8.125%, due 5/1/04.............       15,000        15,150
 8.875%, due 5/1/17.............       15,000        15,486
Continental Cablevision, Inc.
 8.625%, due 8/15/03............       25,000        25,000
 8.875%, due 9/15/05............       65,000        65,000


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
BROADCASTING & CABLE TV (CONTINUED)
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06 (d).......  $    55,000   $    39,600
 11.875%, due 9/15/07 (d).......       10,000         4,850
Liberty Media Corp.
 8.25%, due 2/1/30..............       30,000        28,579
News America, Inc.
 7.25%, due 5/18/18.............       40,000        36,711
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06......       75,000        36,750
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07............       35,000        36,400
Time Warner Entertainment Co.
 8.375%, due 3/15/23............       45,000        45,743
 8.375%, due 7/15/33............       55,000        55,414
 10.15%, due 5/1/12.............      395,000       450,661
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (d)........       20,000            50
Young Broadcasting, Inc.
 8.50%, due 12/15/08............       25,000        25,313
                                                -----------
                                                    967,745
                                                -----------
BUILDING PRODUCTS (0.3%)
Masco Corp.
 6.50%, due 8/15/32.............      125,000       123,366
                                                -----------
CASINOS & GAMING (0.8%)
Chumash Casino & Resort
 Enterprise
 9.00%, due 7/15/10 (c).........       20,000        20,825
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11..............       45,000        50,127
Park Place Entertainment Corp.
 8.125%, due 5/15/11............       20,000        20,150
 8.875%, due 9/15/08............       45,000        46,800
Station Casinos, Inc.
 8.375%, due 2/15/08............       50,000        52,750
Venetian Casino Resort LLC
 11.00%, due 6/15/10 (c)........       40,000        41,000
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09..........       45,000        43,875
                                                -----------
                                                    275,527
                                                -----------
COMMERCIAL PRINTING (0.1%)
American Color Graphics, Inc.
 12.75%, due 8/1/05.............       40,000        39,800
                                                -----------
CONSTRUCTION & ENGINEERING (0.1%)
URS Corp.
 11.50%, due 9/15/09 (c)........       30,000        27,300
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
CONSUMER FINANCE (0.7%)
Countrywide Home Loans, Inc.
 Series K
 5.625%, due 5/15/07............  $   130,000   $   136,087
MBNA America Bank NA
 6.625%, due 6/15/12............      135,000       130,655
                                                -----------
                                                    266,742
                                                -----------
DEPARTMENT STORES (0.3%)
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12.............      135,000       124,001
                                                -----------
DIVERSIFIED CHEMICALS (0.1%)
FMC Corp.
 10.25%, due 11/1/09 (c)........       30,000        30,900
                                                -----------
DIVERSIFIED COMMERCIAL SERVICES (0.3%)
Alderwoods Group, Inc.
 11.00%, due 1/2/07.............       45,000        45,000
 12.25%, due 1/2/09.............       25,000        23,125
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............       40,000        34,400
                                                -----------
                                                    102,525
                                                -----------
DIVERSIFIED FINANCIAL SERVICES (1.5%)
Associates Corp. of
 North America
 6.95%, due 11/1/18.............      140,000       149,523
Bear Stearns Co.
 5.70%, due 11/15/14............       45,000        45,154
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............       67,988        65,268
Capital One Bank
 Series 4
 6.50%, due 7/30/04.............       80,000        73,727
Cedar Brakes II LLC
 9.875%, due 9/1/13.............       73,988        53,411
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11............       25,000        21,159
Ford Motor Credit Co.
 2.11%, due 6/20/03 (e).........       30,000        29,282
 6.50%, due 1/25/07.............       65,000        58,874
IPC Acquisition Corp.
 11.50%, due 12/15/09...........       35,000        27,300
North Atlantic Trading Co.
 Series B
 11.00%, due 6/15/04............       25,000        24,531
                                                -----------
                                                    548,229
                                                -----------
ELECTRIC COMPONENTS, INSTRUMENTS (0.1%)
UCAR Finance, Inc.
 10.25%, due 2/15/12............       35,000        23,450
                                                -----------


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
ELECTRIC UTILITIES (1.8%)
Consumers Energy Co.
 6.00%, due 3/15/05.............  $   130,000   $   124,768
 6.25%, due 9/15/06.............       35,000        33,421
Detroit Edison Co.
 5.05%, due 10/1/05.............      155,000       162,792
 5.20%, due 10/15/12............      140,000       141,630
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11.............      235,000       209,119
                                                -----------
                                                    671,730
                                                -----------
ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
Emerson Electric Co.
 6.00%, due 8/15/32.............       65,000        63,669
Mirant Americas Generation LLC
 7.20%, due 10/1/08.............       25,000        10,500
 8.50%, due 10/1/21.............       15,000         5,850
                                                -----------
                                                     80,019
                                                -----------
ENVIRONMENTAL SERVICES (0.6%)
Waste Management, Inc.
 7.75%, due 5/15/32 (c).........       45,000        43,980
WMX Technologies, Inc.
 8.00%, due 4/30/04.............      155,000       159,987
                                                -----------
                                                    203,967
                                                -----------
FOREST PRODUCTS (0.7%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............       35,000        30,494
Weyerhaeuser Co.
 5.50%, due 3/15/05.............      200,000       207,612
                                                -----------
                                                    238,106
                                                -----------
GENERAL MERCHANDISE STORES (0.8%)
Target Corp.
 6.35%, due 11/1/32.............      280,000       283,008
                                                -----------
HEALTH CARE DISTRIBUTORS & SERVICES (0.3%)
Express Scripts, Inc.
 9.625%, due 6/15/09............       60,000        64,350
Unilab Finance Corp.
 12.75%, due 10/1/09............       50,000        57,813
                                                -----------
                                                    122,163
                                                -----------
HEALTH CARE EQUIPMENT (0.2%)
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06.............       60,000        59,400
                                                -----------
HEALTH CARE FACILITIES (0.3%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95............       10,000         9,091
Manor Care, Inc.
 8.00%, due 3/1/08..............       80,000        82,400
Service Corp. International
 7.70%, due 4/15/09.............       35,000        29,575
                                                -----------
                                                    121,066
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
HEALTH CARE SUPPLIES (0.1%)
dj Orthopedics LLC
 12.625%, due 6/15/09...........  $    55,000   $    52,869
                                                -----------
HOME FURNISHINGS (0.8%)
Foamex L.P.
 10.75%, due 4/1/09 (c).........       35,000        19,600
Mohawk Industries, Inc.
 Series C
 6.50%, due 4/15/07.............      245,000       267,830
                                                -----------
                                                    287,430
                                                -----------
HOTELS, RESORTS & CRUISE LINES (0.4%)
Hilton Hotels Corp.
 7.625%, due 5/15/08............       70,000        70,917
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15...........       70,000        63,295
 7.75%, due 11/15/25............       10,000         8,601
                                                -----------
                                                    142,813
                                                -----------
HOUSEHOLD PRODUCTS (0.1%)
Fort James Corp.
 6.625%, due 9/15/04............       20,000        18,800
                                                -----------
INDUSTRIAL MACHINERY (0.1%)
Dresser, Inc.
 9.375%, due 4/15/11............       25,000        23,500
                                                -----------
INTEGRATED OIL & GAS (1.2%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07............       45,000        46,350
Conoco Funding Co.
 6.35%, due 10/15/11............      330,000       363,051
Transcontinental Gas
 Pipeline Corp.
 8.875%, due 7/15/12 (c)........       20,000        19,500
                                                -----------
                                                    428,901
                                                -----------
INTEGRATED TELECOMMUNICATION SERVICES (3.5%)
AT&T Corp.
 8.00%, due 11/15/31............      230,000       219,650
Citizens Communications Co.
 7.625%, due 8/15/08............       90,000        90,450
 9.00%, due 8/15/31.............      210,000       201,600
Intermedia Communications, Inc.
 Series B
 8.875%, due 11/1/07 (d)........       65,000        18,200
 11.25%, due 7/15/07 (d)........       90,000        24,300
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04.............      570,000       444,600
 7.25%, due 2/15/11.............       30,000        16,650
 7.90%, due 8/15/10.............       35,000        19,600
 8.875%, due 3/15/12 (c)........       55,000        50,050


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
INTEGRATED TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Capital Corp.
 5.70%, due 11/15/03............  $    10,000   $     9,608
 5.875%, due 5/1/04.............       45,000        42,273
 8.75%, due 3/15/32.............       30,000        22,821
Tritel PCS, Inc.
 10.375%, due 1/15/11...........       20,000        19,300
U.S. West Communications, Inc.
 7.20%, due 11/1/04.............       15,000        14,025
WorldCom, Inc.
 8.25%, due 5/15/31 (d).........      420,000        72,450
                                                -----------
                                                  1,265,577
                                                -----------
IT CONSULTING & SERVICES (0.1%)
Unisys Corp.
 7.25%, due 1/15/05.............       30,000        30,000
 8.125%, due 6/1/06.............       25,000        25,500
                                                -----------
                                                     55,500
                                                -----------
LEISURE FACILITIES (0.2%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07...........       25,000        21,500
Vail Resorts, Inc.
 8.75%, due 5/15/09.............       40,000        39,200
                                                -----------
                                                     60,700
                                                -----------
MANAGED HEALTH CARE (0.5%)
Anthem, Inc.
 6.80%, due 8/1/12..............      130,000       140,005
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............       30,000        31,050
                                                -----------
                                                    171,055
                                                -----------
MEAT POULTRY & FISH (0.1%)
Swift & Co.
 10.125%, due 10/1/09 (c).......       30,000        25,800
                                                -----------
METAL & GLASS CONTAINERS (0.2%)
Owens-Brockway Glass Container,
 Inc.
 8.875%, due 2/15/09............       30,000        30,825
Owens-Illinois, Inc.
 7.80%, due 5/15/18.............       45,000        34,763
                                                -----------
                                                     65,588
                                                -----------
MOVIES & ENTERTAINMENT (0.1%)
Jacobs Entertainment Co.
 11.875%, due 2/1/09 (c)........       25,000        25,625
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
AES Corp. (The)
 8.875%, due 2/15/11............       40,000        17,200
Calpine Corp.
 7.875%, due 4/1/08.............       50,000        16,000
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (d).......       65,000        13,650

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
PSE&G Power LLC
 6.95%, due 6/1/12 (c)..........  $    65,000   $    56,550
 8.625%, due 4/15/31............      465,000       390,600
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05.............       10,227         9,895
Western Resources, Inc.
 7.125%, due 8/1/09.............       50,000        40,124
Xcel Energy, Inc.
 7.00%, due 12/1/10.............       20,000        16,800
                                                -----------
                                                    560,819
                                                -----------
NETWORKING EQUIPMENT (0.1%)
Avaya, Inc.
 11.125%, due 4/1/09............       35,000        27,388
                                                -----------
OFFICE ELECTRONICS (0.1%)
Xerox Corp.
 5.50%, due 11/15/03............       30,000        27,900
                                                -----------
OIL & GAS DRILLING (0.1%)
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06............       40,000        38,800
                                                -----------
OIL & GAS EQUIPMENT & SERVICES (0.3%)
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07............       35,000        36,225
Halliburton Co.
 6.00%, due 8/1/06..............       50,000        45,000
 8.75%, due 2/15/21.............       50,000        42,500
                                                -----------
                                                    123,725
                                                -----------
OIL & GAS EXPLORATION & PRODUCTION (0.5%)
Comstock Resources, Inc.
 11.25%, due 5/1/07.............       25,000        26,000
Continental Resources, Inc.
 10.25%, due 8/1/08.............       20,000        17,400
Encore Acquisition Co.
 8.375%, due 6/15/12 (c)........       30,000        30,450
Plains Exploration &
 Production Co.
 8.75%, due 7/1/12 (c)..........       30,000        30,000
Vintage Petroleum, Inc.
 7.875%, due 5/15/11............       25,000        23,625
 8.25%, due 5/1/12..............       55,000        56,100
                                                -----------
                                                    183,575
                                                -----------


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
OIL & GAS REFINING & MARKETING & TRANSPORTATION (0.8%)
Ferrellgas Partners L.P.
 8.75%, due 6/15/12.............  $    60,000   $    61,200
Kinder Morgan Energy
 Partners, L.P.
 5.35%, due 8/15/07 (c).........      140,000       143,844
Ultramar Diamond
 Shamrock Corp.
 6.75%, due 10/15/37............       30,000        29,541
Valero Energy Corp.
 7.50%, due 4/15/32.............       70,000        62,813
                                                -----------
                                                    297,398
                                                -----------
PACKAGED FOODS & MEATS (0.2%)
Chiquita Brands
 International, Inc.
 10.56%, due 3/15/09............       30,000        29,400
Smithfield Foods, Inc.
 7.625%, due 2/15/08............       60,000        58,500
                                                -----------
                                                     87,900
                                                -----------
PAPER PRODUCTS (1.0%)
Georgia-Pacific Corp.
 8.25%, due 3/1/23..............       30,000        21,000
 9.625%, due 3/15/22............       60,000        45,600
 9.875%, due 11/1/21............       10,000         7,700
Rock-Tenn Co.
 8.20%, due 8/15/11.............      270,000       298,962
                                                -----------
                                                    373,262
                                                -----------
PHARMACEUTICALS (0.3%)
MedPartners, Inc.
 7.375%, due 10/1/06............      100,000        99,500
                                                -----------
PUBLISHING (0.5%)
Belo (A.H.) Corp.
 8.00%, due 11/1/08.............       60,000        66,181
Dex Media East LLC
 9.875%, due 11/15/09 (c).......       15,000        15,450
 12.125%, due 11/15/12 (c)......       30,000        30,900
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09.............       45,000        44,663
Houghton Mifflin Co.
 7.20%, due 3/15/11.............       35,000        28,700
Ziff Davis Media, Inc.
 12.00%, due 8/12/09 (c)........       20,900         7,002
                                                -----------
                                                    192,896
                                                -----------
RAILROADS (0.3%)
Norfolk Southern Corp.
 2.33%, due 7/7/03 (e)..........      100,000       100,092
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............  $    45,000   $    42,075
 9.25%, due 4/15/09.............       25,000        25,000
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11.............       45,000        48,155
MeriStar Hospitality Corp.
 9.00%, due 1/15/08.............       15,000        12,525
OMEGA Healthcare
 Investors, Inc.
 6.95%, due 8/1/07..............       35,000        29,024
                                                -----------
                                                    156,779
                                                -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
CB Richard Ellis Services, Inc.
 11.25%, due 6/15/11............       35,000        29,750
GS Escrow Corp.
 7.00%, due 8/1/03..............       40,000        41,072
 7.125%, due 8/1/05.............       40,000        43,338
LNR Property Corp.
 10.50%, due 1/15/09............       50,000        50,250
                                                -----------
                                                    164,410
                                                -----------
SPECIALTY CHEMICALS (0.3%)
Millennium America, Inc.
 7.625%, due 11/15/26...........       30,000        23,400
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........       20,000        18,500
Terra Capital, Inc.
 12.875%, due 10/15/08..........       55,000        57,200
                                                -----------
                                                     99,100
                                                -----------
STEEL (0.2%)
Steel Dynamics, Inc.
 9.50%, due 3/15/09 (c).........       25,000        26,000
United States Steel LLC
 10.75%, due 8/1/08.............       50,000        49,250
                                                -----------
                                                     75,250
                                                -----------
SYSTEMS SOFTWARE (0.1%)
Computer Associates, Inc.
 Series B
 6.25%, due 4/15/03.............       40,000        39,600
                                                -----------
TELECOMMUNICATIONS EQUIPMENT (0.1%)
Lucent Technologies, Inc.
 6.45%, due 3/15/29.............       85,000        35,700
 7.25%, due 7/15/06.............       15,000         7,500
                                                -----------
                                                     43,200
                                                -----------


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
AT&T Wireless Services, Inc.
 8.125%, due 5/1/12.............  $   145,000   $   116,000
 8.75%, due 3/1/31..............       35,000        30,450
Dobson Communications Corp.
 10.875%, due 7/1/10............       35,000        24,850
TSI Telecommunication
 Services, Inc.
 Series B
 12.75%, due 2/1/09.............       25,000        20,500
                                                -----------
                                                    191,800
                                                -----------
Total Corporate Bonds
 (Cost $11,971,076).............                 11,074,435
                                                -----------
FOREIGN BONDS (5.8%)
BRAZIL (0.2%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (c).......      105,000        77,700
                                                -----------
CANADA (0.7%)
CanWest Media, Inc.
 10.625%, due 5/15/11...........       35,000        37,100
McKesson Financial of Canada
 6.55%, due 11/1/02 (c).........       25,000        25,000
Norske Skog Canada Ltd.
 8.625%, due 6/15/11............       30,000        29,475
Nortel Networks Ltd.
 6.125%, due 2/15/06............       30,000        14,400
Province of Quebec
 5.00%, due 7/17/09.............      100,000       105,622
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06......       45,000        16,875
Rogers Wireless Communications,
 Inc.
 9.625%, due 5/1/11.............       45,000        37,125
                                                -----------
                                                    265,597
                                                -----------
FRANCE (1.9%)
French Treasury Note
 4.75%, due 7/12/07.............   E  680,000       700,832
                                                -----------
GERMANY (0.6%)
Bundesobligation
 Series 140
 4.50%, due 8/17/07 (f).........   E  210,000       214,182
                                                -----------
MEXICO (0.4%)
Grupo Transportacion Ferroviaria
 Mexicana,
 S.A. de C.V.
 12.50%, due 6/15/12 (c)........  $    30,000        29,325
United Mexican States
 7.50%, due 1/14/12.............      105,000       109,463
                                                -----------
                                                    138,788
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FOREIGN BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
PHILLIPINES (0.1%)
Globe Telecom, Inc.
 9.75%, due 4/15/12.............  $    25,000   $    26,250
                                                -----------
RUSSIA (0.0%) (B)
VimpelCom
 10.45%, due 4/26/05 (c)........       20,000        20,000
                                                -----------
SINGAPORE (0.3%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c).........       80,000        89,879
                                                -----------
SWEDEN (1.5%)
Swedish Government
 Series 1044
 3.50%, due 4/20/06 (f).........  SK 5,200,000      550,447
                                                -----------
UNITED KINGDOM (0.1%)
Marconi Corp. PLC
 8.375%, due 9/15/30 (d)........  $    40,000         4,400
Xerox Capital (Europe) PLC
 5.875%, due 5/15/04............       30,000        26,100
                                                -----------
                                                     30,500
                                                -----------
Total Foreign Bonds
 (Cost $2,095,512)..............                  2,114,175
                                                -----------
MORTGAGE-BACKED SECURITIES (1.8%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
OBLIGATIONS) (1.8%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 11/15/07............      130,105       139,252
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30............       54,221        58,349
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31...........      150,000       166,874
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.00%, due 7/20/08.............      122,414       131,285
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05.............      160,000       165,837
                                                -----------
                                                    661,597
                                                -----------
Total Mortgage-Backed Securities
 (Cost $636,656)................                    661,597
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (48.7%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.1%)
 3.875%, due 2/15/05............  $   800,000   $   831,883
 4.875%, due 3/15/07............      195,000       209,432
 5.00%, due 5/15/04.............       70,000        73,472
                                                -----------
                                                  1,114,787
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITIES) (1.5%)
 5.50%, due 1/1/32..............      529,597       536,658
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.2%)
 4.375%, due 9/15/12............       50,000        49,221
 5.25%, due 1/15/09.............      555,000       601,331
 7.00%, due 7/15/05.............       85,000        95,420
 7.125%, due 2/15/05............       40,000        44,482
                                                -----------
                                                    790,454
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (15.7%)
 5.50%, due 1/1/17..............      389,276       401,966
 6.00%, due 8/1/17-8/1/32.......    1,451,086     1,502,876
 6.50%, due 6/1/31-6/1/32.......    2,085,226     2,161,663
 7.00%, due 2/1/32-4/1/32.......      973,901     1,017,437
 7.50%, due 8/1/31..............      585,737       619,585
                                                -----------
                                                  5,703,527
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (7.9%)
 6.00%, due 2/15/29-8/15/32.....    1,266,790     1,313,962
 6.50%, due 5/15/29.............      462,571       482,712
 7.00%, due 9/15/31.............      471,814       495,886
 7.50%, due 10/15/29............      543,779       578,548
                                                -----------
                                                  2,871,108
                                                -----------
UNITED STATES TREASURY BONDS (6.0%)
 6.25%, due 5/15/30.............      825,000       958,256
 6.875%, due 8/15/25............      825,000     1,019,455
 7.50%, due 11/15/16............      160,000       206,263
 11.25%, due 2/15/15............       10,000        16,524
                                                -----------
                                                  2,200,498
                                                -----------
UNITED STATES TREASURY NOTES (12.3%)
 3.25%, due 5/31/04.............      750,000       769,688
 3.375%, due 1/15/07 (h)........      345,000       422,810
 4.375%, due 5/15/07............      515,000       552,073
 4.625%, due 5/15/06............      800,000       861,875
 5.25%, due 8/15/03.............      540,000       556,421
 6.00%, due 8/15/09.............      450,000       520,119
 6.75%, due 5/15/05.............      705,000       788,719
                                                -----------
                                                  4,471,705
                                                -----------
Total U.S. Government & Federal
 Agencies
 (Cost $17,127,125).............                 17,688,737
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

YANKEE BONDS (0.8%)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
BROADCASTING & CABLE TV (0.3%)
British Sky Broadcasting
 Group PLC
 7.30%, due 10/15/06............  $    45,000   $    45,449
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07...........       65,000        45,500
Rogers Cablesystems Ltd.
 11.00%, due 12/1/15............       20,000        18,800
United Pan-Europe Communications
 N.V.
 Series B
 11.25%, due 2/1/10 (d).........      170,000         5,950
                                                -----------
                                                    115,699
                                                -----------
INTEGRATED TELECOMMUNICATION SERVICES (0.0%) (B)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08..........        9,312         2,375
                                                -----------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08............       35,000        24,500
                                                -----------
OIL & GAS EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
 6.25%, due 11/19/03............       30,000        12,600
 7.125%, due 3/30/28............        5,000         1,350
                                                -----------
                                                     13,950
                                                -----------
PUBLISHING (0.1%)
TDL Infomedia Holdings Ltd.
 (zero coupon), due 10/15/10
 15.50%, beginning 10/15/04.....       40,000        32,450
                                                -----------
RAILROADS (0.0%) (B)
Grupo Transportacion Ferroviaria
 Mexicana, S.A. de C.V.
 11.75%, due 6/15/09............       10,000         9,399
                                                -----------
TELECOMMUNICATIONS EQUIPMENT (0.0%) (B)
Northern Telecom Ltd.
 6.00%, due 9/1/03..............       15,000        12,900
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06.............       94,000        26,319
Rogers Cantel, Inc.
 9.75%, due 6/1/16..............       50,000        37,500

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
YANKEE BONDS (0.8%)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03...........  $       588   $       435
                                                -----------
                                                     64,254
                                                -----------
Total Yankee Bonds
 (Cost $456,448)................                    275,527
                                                -----------
Total Long-Term Bonds
 (Cost $33,412,039).............                 32,917,683
                                                -----------
COMMON STOCK (0.0%) (B)
                                       SHARES
                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES (0.0%) (B)
Call-Net Enterprises, Inc.
 (a)............................          447           134
                                                -----------
Total Common Stock
 (Cost $134)....................                        134
                                                -----------
CONVERTIBLE PREFERRED STOCK (0.1%)
OIL & GAS EQUIPMENT & SERVICES (0.1%)
El Paso Energy Capital Trust I
 4.75%..........................          885        16,328
                                                -----------
Total Convertible Preferred
 Stock
 (Cost $31,072).................                     16,328
                                                -----------
PREFERRED STOCKS (0.2%)
BROADCASTING & CABLE TV (0.0%) (B)
Mediaone Finance Trust III
 9.04%..........................          945        22,245
                                                -----------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)...........           55        60,569
                                                -----------
Total Preferred Stocks
 (Cost $72,163).................                     82,814
                                                -----------
WARRANTS (0.0%) (b)
BROADCASTING & CABLE TV (0.0%) (B)
Ono Finance PLC Expire 2/15/11
 (a)(c)(g)......................           60             1
                                                -----------
PUBLISHING (0.0%) (B)
Ziff Davis Media, Inc. Expire
 7/15/10 (a)(c)(g)..............        1,210            12
                                                -----------
Total Warrants
 (Cost $2,393)..................                         13
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (9.4%)
                                 PRINCIPAL
                                  AMOUNT        VALUE
                                ------------------------
COMMERCIAL PAPER (7.2%)
American Express Credit Corp.
 1.75%, due 11/7/02...........  $ 1,425,000  $ 1,424,584
UBS Finance Delaware LLC
 1.90%, due 11/1/02...........    1,190,000    1,190,000
                                             -----------
Total Commercial Paper
 (Cost $2,614,584)............                 2,614,584
                                             -----------
                                  SHARES
                                -----------
INVESTMENT COMPANY (2.2%)
Merrill Lynch Premier
 Institutional Fund...........      790,807      790,807
                                             -----------
Total Investment Company
 (Cost $790,807)..............                   790,807
                                             -----------
Total Short-Term Investments
 (Cost $3,405,391)............                 3,405,391
                                             -----------
Total Investments
 (Cost $36,923,192) (i).......        100.3%  36,422,363(j)
Liabilities in Excess of Cash
 and Other Assets.............         (0.3)    (107,973)
                                -----------   ----------
Net Assets....................        100.0% $36,314,390
                                  =========   ==========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Issue in default.
(e) Floating rate. Rate shown is the rate in effect at October 31, 2002.
(f) Partially segregated for foreign currency forward contracts.
(g) Illiquid security.
(h) Treasury Inflation Indexed Security---Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index--Urban Consumers.
(i) The cost for federal income tax purposes is $36,934,076.
(j) At October 31, 2002 net unrealized depreciation was $511,713, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $958,960 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,470,673.
(k) The following abbreviations are used in the above portfolio:
    E  - Euro
    SK - Swedish Krona

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost $36,923,192)...............................  $36,422,363
 Cash..............................................      268,672
 Receivables:
   Dividends and interest..........................      469,084
   Investment securities sold......................      423,530
   Fund shares sold................................       36,287
 Unrealized appreciation on foreign currency
   forward contracts (Note 2(J))...................          280
 Other assets......................................        2,327
                                                     -----------
       Total assets................................   37,622,543
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,081,769
   Fund shares redeemed............................       22,814
   Custodian.......................................        3,673
   Transfer agent..................................        2,325
   Foreign currency forward contracts..............          527
 Accrued expenses..................................       34,050
 Unrealized depreciation on foreign currency
   forward contracts (Note 2(J))...................       10,585
 Dividend payable..................................      152,410
                                                     -----------
       Total liabilities...........................    1,308,153
                                                     -----------
 Net assets........................................  $36,314,390
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,692
 Additional paid-in capital........................   36,818,569
 Accumulated net investment loss...................      (35,533)
 Accumulated undistributed net realized gain on
   investments and foreign currency transactions...       37,468
 Net unrealized depreciation on investments........     (500,829)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................       (8,977)
                                                     -----------
 Net assets........................................  $36,314,390
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $36,314,390
                                                     ===========
 Shares of capital stock outstanding...............    3,691,695
                                                     ===========
 Net asset value per share outstanding.............  $      9.84
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest.........................................  $ 1,785,100
   Dividends........................................       19,457
                                                      -----------
       Total income.................................    1,804,557
                                                      -----------
 Expenses:
   Manager..........................................      179,849
   Professional.....................................       31,383
   Portfolio pricing................................       20,577
   Transfer agent...................................       13,701
   Registration.....................................       13,696
   Custodian........................................        7,733
   Directors........................................        4,809
   Shareholder communication........................        4,360
   Miscellaneous....................................       12,634
                                                      -----------
       Total expenses before reimbursement..........      288,742
   Expense reimbursement from Manager...............      (78,918)
                                                      -----------
       Net expenses.................................      209,824
                                                      -----------
 Net investment income..............................    1,594,733
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions............................       40,165
   Foreign currency transactions....................      (55,456)
                                                      -----------
 Net realized loss on investments and foreign
   currency transactions............................      (15,291)
                                                      -----------
 Net change in unrealized appreciation on
   investments:
   Security transactions............................     (983,803)
   Translation of other assets and liabilities in
     foreign currencies and foreign currency forward
     contracts......................................      (14,306)
                                                      -----------
 Net unrealized loss on investments and foreign
   currency transactions............................     (998,109)
                                                      -----------
 Net realized and unrealized loss on investments and
   foreign currency transactions....................   (1,013,400)
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $   581,333
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002 and the period January 2, 2001 through October 31, 2001

                                                                 2002          2001
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 1,594,733   $ 1,241,545
    Net realized gain (loss) on investments and foreign
     currency transactions..................................      (15,291)      254,407
    Net change in unrealized appreciation on investments and
     foreign currency transactions..........................     (998,109)      488,303
                                                              -----------   -----------
    Net increase in net assets resulting from operations....      581,333     1,984,255
                                                              -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................   (2,333,537)     (480,458)
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................     (259,464)          --
                                                              -----------   -----------
        Total dividends and distributions to shareholders...   (2,593,001)     (480,458)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   15,060,856    25,268,036
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      255,649         3,457
                                                              -----------   -----------
                                                               15,316,505    25,271,493
    Cost of shares redeemed:
      No-Load Class.........................................   (3,765,737)          --
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   11,550,768    25,271,493
                                                              -----------   -----------
      Net increase in net assets............................    9,539,100    26,775,290
NET ASSETS:
  Beginning of period.......................................   26,775,290           --
                                                              -----------   -----------
  End of period.............................................  $36,314,390   $26,775,290
                                                              ===========   ===========
  Accumulated undistributed net investment income (loss) at
    end of period...........................................  $   (35,533)  $   756,030
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                                 JANUARY 2, 2001*
                                                                 YEAR ENDED          THROUGH
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001
                                                              ----------------   ----------------
Net asset value at beginning of period......................      $ 10.60            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.52               0.49
Net realized and unrealized gain (loss) on investments......        (0.34)              0.30
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.03)              0.00(a)
                                                                  -------            -------
Total from investment operations............................         0.15               0.79
                                                                  -------            -------
Less dividends and distributions:
From net investment income..................................        (0.81)             (0.19)
From net realized gain on investments.......................        (0.10)               --
                                                                  -------            -------
Total dividends and distributions...........................        (0.91)             (0.19)
                                                                  -------            -------
Net asset value at end of period............................      $  9.84            $ 10.60
                                                                  =======            =======
Total investment return.....................................         1.65%              7.95%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.32%              5.84%+
  Net expenses..............................................         0.70%              0.70%+
  Expenses (before reimbursement)...........................         0.96%              1.02%+
Portfolio turnover rate.....................................          148%               205%
Net assets at end of period (in 000's)......................      $36,314            $26,775

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Bond Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, bonds benefited from a variety of economic and market forces. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and by 25 basis points in December. After that, the Fed allowed natural market forces to move interest rates through the first 10 months of 2002.

At first, interest rates rose on the widespread expectation that as the economy recovered, inflationary pressures would require the Federal Reserve to tighten monetary policy. Over time, however, it became evident that the economic recovery would be delayed and inflation was likely to remain in check. A series of negative credit events among major corporations, including Enron, WorldCom, Quest, and others, shocked the markets and undermined confidence in corporate accounting. Ongoing tensions in the Middle East, a growing domestic budget deficit, and concern over the potential cost of disarming Iraq also began to affect the economic outlook. With several companies reporting layoffs and earnings disappointments, many equity investors moved assets into income securities in search of a potentially "safer haven" for their money.

This led to strength among most investment-grade bond sectors. Corporate bonds rated BBB, however, returned -0.67%, well behind the 7.42% return of A-rated corporate bonds(1) over the 12 months ended October 31, 2002. This large discrepancy was primarily due to corporate accounting scandals and weak earnings reports. Throughout the reporting period, investors showed continuing concern about credit quality and how it might impact corporate-bond performance.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Indexed Bond Fund returned 5.92% for No-Load Class shares and 5.61% for Service Class shares. Both share classes outperformed the 5.09% return of the average Lipper(2) general U.S. government fund over the same period. No-Load Class shares outperformed and Service Class shares underperformed the 5.75% return of the Salomon Smith Barney Broad Investment Grade Bond Index(3) over the 12-month period. Since the Fund faces real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index. In addition, the Fund's performance may vary from that of the Index because the Fund holds only a representative sampling of Index securities.

As of October 31, 2002, both share classes of Eclipse Indexed Bond Fund were rated four stars overall out of 522 intermediate-term bond funds by Morningstar.(4) Both share classes were rated four stars overall out of 522 intermediate-term bond funds for the three-year period then ended. No-Load Class shares were rated four stars and Service Class shares were rated three stars out of 403 intermediate-term bond funds for the five-year period then ended. No-Load Class shares were rated four stars out of 137 intermediate-term bond funds for the 10-year period ended October 31, 2002.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objective may, in some cases, involve seeking to outperform an index or other benchmark.
(1) Debt rated BBB by Standard & Poor's is deemed to exhibit adequate protection parameters. Compared to bonds with higher ratings, however, it is Standard & Poor's opinion that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Debt rated A by Standard & Poor's is deemed to be somewhat more susceptible to the effects of changes in circumstances and economic conditions than debt in higher-rated categories. According to Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3) The Salomon Smith Barney Broad Investment Grade Bond Index--the SSB BIG Bond Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

STRATEGIC POSITIONING

All of the Fund's trades are made with the objective of keeping the Fund's holdings and performance closely in line with those of the SSB BIG Bond Index. During the reporting period, U.S. Treasury securities, agency bonds, and mortgage-backed securities provided total returns ranging from 6.19% to 6.99%. Overall, corporate bonds were the worst-performing sector, returning 3.74% during the reporting period, with most of the weakness limited to the BBB sector.

The Fund does not own all of the securities in the SSB BIG Bond Index. Instead, it uses a representative sampling of securities to reflect the general characteristics of the Index. In doing so, the Fund continues to utilize a strategy of diversification among corporate issuers. Since investment-grade corporate securities generally carry more downside risk than upside potential, any significantly overweighted positions in individual issuers versus the SSB BIG Bond Index could, in the worst case, translate into significant relative underperformance. To avoid overweighted issuer positions and manage this potential risk, the Fund has purchased positions as low as 0.1% of the portfolio or less, primarily in BBB credits, while striving to achieve neutrality among industries, credit rating categories, and the overall corporate sector.

This approach was the primary factor that helped the Fund's performance relative to the Index over the 12 months ended October 31, 2002. Since the Fund has effectively avoided meaningfully overweighted positions in issuers that have faced highly publicized negative credit events, the Fund's performance relative to the SSB BIG Bond Index has not suffered. What's more, some of the issues facing major difficulties had a relatively small representation in the Index and, as a result of our sampling techniques, the Fund did not own them at all. These factors combined to help strengthen the performance of the Fund relative to the Index and its peers over the reporting period.

LOOKING AHEAD

We believe that in the coming quarters, the investment-grade income securities market will largely be driven by economic forces. When the Federal Reserve's easing cycle clearly comes to an end and investors begin to anticipate sustainable economic growth, we believe that corporate bonds may strengthen relative to U.S. government securities. Other factors, such as geopolitical tensions and any military decisions, may also play a role, especially for short periods.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the SSB BIG Bond Index.

BRETT CHAPPELL
ERIC GREENMAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE INDEXED BOND FUND VERSUS
                      SALOMON SMITH BARNEY BIG BOND INDEX



                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                 ECLIPSE INDEXED BOND FUND                    INDEX
                                                                 -------------------------        -----------------------------
10/31/92                                                                   10000                              10000
93                                                                         11136                              11197
94                                                                         10752                              10794
95                                                                         12696                              12490
96                                                                         13019                              13225
97                                                                         14193                              14391
98                                                                         15357                              15744
99                                                                         15027                              15821
00                                                                         16766                              16972
01                                                                         18026                              19450
10/31/02                                                                   19485                              20571


Source: Bloomberg, 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                              $10,000 INVESTED IN
                        ECLIPSE INDEXED BOND FUND VERSUS
                      SALOMON SMITH BARNEY BIG BOND INDEX



                     SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                 ECLIPSE INDEXED BOND FUND                    INDEX
                                                                 -------------------------        -----------------------------
10/31/92                                                                   10000                              10000
93                                                                         11101                              11197
94                                                                         10692                              10794
95                                                                         12614                              12490
96                                                                         12909                              13225
97                                                                         14038                              14391
98                                                                         15142                              15744
99                                                                         14784                              15821
00                                                                         16448                              16972
01                                                                         17656                              19450
10/31/02                                                                   19027                              20571

                                                                      AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                                               AS OF OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
                                                                     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund No-Load Class                               5.92%       6.82%       6.90%
Eclipse Indexed Bond Fund Service Class(+)                             5.61        6.53        6.64
Average Lipper general U.S. government
 fund(++)                                                              5.09        6.58        6.58
Salomon Smith Barney BIG Bond Index(sec.)                              5.75        7.40        7.47

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                              7.09
1993                                                                              9.64
1994                                                                             -3.44
1995                                                                             18.07
1996                                                                              2.55
1997                                                                              9.01
1998                                                                              8.21
1999                                                                             -1.56
2000                                                                              7.27
2001                                                                             13.44
2002                                                                              5.92

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Salomon Smith Barney Broad Investment Grade Bond Index--the SSB BIG
     Bond Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INDEXED BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM INVESTMENTS (96.6%)+
ASSET-BACKED SECURITY (0.8%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -----------------------
CREDIT CARD RECEIVABLES (0.8%)
MBNA Credit Card Master Note
 Trust
 Series 2002-A1 Class A1
 4.95%, due 1/15/07.............  $1,000,000   $  1,072,760
                                               ------------
Total Asset-Backed Security
 (Cost $1,008,570)..............                  1,072,760
                                               ------------
CORPORATE BONDS (19.4%)
AEROSPACE & DEFENSE (0.8%)
Boeing Capital Corp.
 6.50%, due 2/15/12.............     250,000        255,909
Litton Industries, Inc.
 8.00%, due 10/15/09............     100,000        115,323
Lockheed Martin Corp.
 7.25%, due 5/15/06.............     250,000        280,972
Raytheon Co.
 6.75%, due 8/15/07.............     150,000        162,342
United Technologies Corp.
 6.35%, due 3/1/11..............     250,000        277,454
                                               ------------
                                                  1,092,000
                                               ------------
AUTO COMPONENTS (0.1%)
TRW, Inc.
 7.625%, due 3/15/06............     100,000        109,269
                                               ------------
AUTOMOBILES (0.4%)
DaimlerChrysler NA Holdings
 Corp.
 6.40%, due 5/15/06.............     250,000        264,893
 7.20%, due 9/1/09..............     250,000        267,395
                                               ------------
                                                    532,288
                                               ------------
BANKS (2.8%)
ABN-Amro Bank N.V.
 Chicago Branch
 7.55%, due 6/28/06.............     403,000        450,594
Bank of America Corp.
 7.40%, due 1/15/11.............     500,000        582,961
Bank One Corp.
 6.875%, due 8/1/06.............     250,000        280,056
Bayerische Landesbank
 Girozentrale New York Branch
 6.20%, due 2/9/06..............     957,000        967,224
Capital One Bank
 6.875%, due 2/1/06.............     100,000         90,124
Fleet National Bank
 5.75%, due 1/15/09.............     250,000        257,119
International Bank of
 Reconstruction & Development
 (zero coupon), due 3/11/31.....     504,000         86,781
J.P. Morgan Chase & Co.
 6.75%, due 2/1/11..............     250,000        269,974

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------

BANKS (CONTINUED)
Key Bank of North America
 5.00%, due 7/17/07.............  $  100,000   $    104,971
U.S. Bank of North America
 6.375%, due 8/1/11.............     250,000        276,590
Wachovia Bank NA
 4.85%, due 7/30/07.............     250,000        263,729
Washington Mutual Financial
 Corp.
 6.875%, due 5/15/11............     100,000        109,280
Wells Fargo Bank NA
 6.45%, due 2/1/11..............     250,000        277,818
                                               ------------
                                                  4,017,221
                                               ------------
BEVERAGES (0.4%)
Anheuser-Busch Cos., Inc.
 5.95%, due 1/15/33.............     250,000        253,191
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22..............     252,000        317,894
                                               ------------
                                                    571,085
                                               ------------
CHEMICALS (0.4%)
Dow Chemical Co. (The)
 6.00%, due 10/1/12.............     100,000         97,722
E.I. du Pont de Nemours & Co.
 8.125%, due 3/15/04............     403,000        435,895
                                               ------------
                                                    533,617
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (0.3%)
Hertz Corp. (The)
 7.00%, due 7/15/03.............     353,000        350,429
Waste Management, Inc.
 7.00%, due 10/15/06............     100,000        104,088
                                               ------------
                                                    454,517
                                               ------------
COMMUNICATIONS EQUIPMENT (0.1%)
Motorola, Inc.
 7.60%, due 1/1/07..............     100,000        100,185
                                               ------------
COMPUTERS & PERIPHERALS (0.2%)
International Business Machines
 Corp.
 4.25%, due 9/15/09.............     250,000        248,061
                                               ------------
DIVERSIFIED FINANCIALS (4.8%)
Bear Stearns Cos., Inc. (The)
 5.70%, due 1/15/07.............     250,000        266,739
CIT Group, Inc.
 7.75%, due 4/2/12..............     250,000        255,561
Citigroup, Inc.
 5.00%, due 3/6/07..............     250,000        263,746
Commercial Credit Co.
 8.70%, due 6/15/10.............     227,000        274,773
Countrywide Home Loans, Inc.
 5.625%, due 5/15/07............     100,000        104,683

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Credit Suisse First Boston USA,
 Inc.
 6.50%, due 1/15/12.............  $  250,000   $    260,860
EOP Operating LP
 7.75%, due 11/15/07............     175,000        198,425
Ford Motor Credit Co.
 6.50%, due 1/25/07.............     250,000        226,439
 7.25%, due 10/25/11............     250,000        218,447
 7.875%, due 6/15/10............     504,000        468,028
General Electric Capital Corp.
 5.00%, due 6/15/07.............     250,000        261,736
 6.00%, due 6/15/12.............     500,000        531,137
General Motors Acceptance Corp.
 6.125%, due 9/15/06............     250,000        240,340
 6.875%, due 8/28/12............     250,000        226,252
 8.00%, due 11/1/31.............     250,000        223,219
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12..............     250,000        255,760
Household Finance Corp.
 5.75%, due 1/30/07.............     250,000        222,362
 6.375%, due 10/15/11...........     250,000        214,766
KFW International Finance, Inc.
 4.75%, due 1/24/07.............     250,000        265,441
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06.............     250,000        270,468
Merrill Lynch & Co., Inc.
 6.00%, due 2/17/09.............     250,000        261,536
Morgan Stanley Dean Witter
 6.10%, due 4/15/06.............     250,000        268,428
 6.60%, due 4/1/12..............     250,000        271,690
National Rural Utilities
 Cooperative Finance Corp.
 5.75%, due 8/28/09.............     250,000        256,853
Salomon, Smith Barney Holdings,
 Inc.
 6.875%, due 6/15/05............     504,000        552,849
                                               ------------
                                                  6,860,538
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
AT&T Corp.
 6.50%, due 11/15/06............     250,000        250,000
BellSouth Corp.
 6.00%, due 10/15/11............     250,000        268,366
Citizens Communications Co.
 7.625%, due 8/15/08............     100,000        100,500
SBC Communications, Inc.
 6.25%, due 3/15/11.............     250,000        271,088
Sprint Corp.
 9.50%, due 4/1/03..............     504,000        501,511
Verizon Global Funding Corp.
 6.125%, due 6/15/07............     250,000        265,845
 7.75%, due 12/1/30.............     250,000        267,879
                                               ------------
                                                  1,925,189
                                               ------------
ELECTRIC UTILITIES (0.5%)
Constellation Energy Group, Inc.
 6.125%, due 9/1/09.............     100,000         94,489

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------

ELECTRIC UTILITIES (CONTINUED)
Dominion Resources, Inc.
 Series B
 6.25%, due 6/30/12.............  $  100,000   $    101,787
FirstEnergy Corp.
 Series B
 6.45%, due 11/15/11............     100,000         93,186
Progress Energy, Inc.
 6.75%, due 3/1/06..............     270,000        277,349
TXU US Holdings Co.
 8.25%, due 4/1/04..............     100,000        105,516
                                               ------------
                                                    672,327
                                               ------------
FINANCIAL SERVICES (0.2%)
AIG Sunamerica Global Financing
 VI
 6.30%, due 5/10/11 (a).........     250,000        272,663
                                               ------------
FOOD & DRUG RETAILING (0.3%)
Albertson's, Inc.
 7.50%, due 2/15/11.............     100,000        114,721
Kroger Co. (The)
 7.625%, due 9/15/06............     175,000        193,620
Safeway, Inc.
 5.80%, due 8/15/12.............     100,000        104,700
                                               ------------
                                                    413,041
                                               ------------
FOOD PRODUCTS (0.7%)
ConAgra Foods, Inc.
 6.00%, due 9/15/06.............     100,000        108,896
General Mills, Inc.
 5.125%, due 2/15/07............     100,000        105,019
Kellogg Co.
 Series B
 6.00%, due 4/1/06..............     100,000        108,833
Kraft Foods, Inc.
 6.25%, due 6/1/12..............     250,000        277,345
Tyson Foods, Inc.
 7.25%, due 10/1/06.............     140,000        152,070
Unilever Capital Corp.
 6.875%, due 11/1/05............     285,000        319,085
                                               ------------
                                                  1,071,248
                                               ------------
GAS UTILITIES (0.1%)
El Paso Corp.
 6.95%, due 12/15/07............     250,000        170,000
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (0.1%)
HCA, Inc.
 7.125%, due 6/1/06.............     100,000        105,100
Tenet Healthcare Corp.
 5.00%, due 7/1/07..............     100,000        103,004
                                               ------------
                                                    208,104
                                               ------------
HOUSEHOLD PRODUCTS (0.2%)
Procter & Gamble Co. (The)
 6.875%, due 9/15/09............     250,000        291,436
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------
INDUSTRIAL CONGLOMERATES (0.4%)
Textron, Inc.
 6.375%, due 7/15/04............  $  504,000   $    523,568
                                               ------------
INSURANCE (0.2%)
Aetna, Inc.
 7.625%, due 8/15/26............     254,000        274,703
                                               ------------
MACHINERY (0.4%)
Caterpillar, Inc.
 9.00%, due 4/15/06.............     252,000        297,297
John Deere Capital Corp.
 7.00%, due 3/15/12.............     250,000        284,019
                                               ------------
                                                    581,316
                                               ------------
MEDIA (1.5%)
AOL Time Warner, Inc.
 5.625%, due 5/1/05.............     250,000        249,043
Clear Channel Communications,
 Inc.
 6.00%, due 11/1/06.............     100,000        102,909
Comcast Cable Communications,
 Inc.
 6.375%, due 1/30/06............     100,000         98,250
Cox Communications, Inc.
 6.50%, due 11/15/02............     604,000        604,070
News America, Inc.
 7.25%, due 5/18/18.............     100,000         91,778
TCI Communications, Inc.
 8.00%, due 8/1/05..............     250,000        249,070
Time Warner, Inc.
 6.625%, due 5/15/29............     250,000        203,208
Viacom, Inc.
 5.625%, due 8/15/12............     250,000        259,602
Walt Disney Co. (The)
 Series B
 6.75%, due 3/30/06.............     302,000        323,742
                                               ------------
                                                  2,181,672
                                               ------------
METALS & MINING (0.2%)
Alcoa, Inc.
 6.00%, due 1/15/12.............     250,000        271,103
                                               ------------
MULTILINE RETAIL (0.6%)
Federated Department Stores,
 Inc.
 6.625%, due 9/1/08.............     100,000        108,322
Sears Roebuck Acceptance Corp.
 6.70%, due 4/15/12.............     250,000        229,632
Target Corp.
 5.875%, due 3/1/12.............     250,000        267,853
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09............     250,000        289,822
                                               ------------
                                                    895,629
                                               ------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------

MULTI-UTILITIES & UNREGULATED POWER (0.2%)
Duke Capital Corp.
 Series A
 6.25%, due 7/15/05.............  $  254,000   $    246,687
Public Service Electric & Gas
 Power LLC
 7.75%, due 4/15/11.............     100,000         90,000
                                               ------------
                                                    336,687
                                               ------------
OIL & GAS (0.9%)
Amerada Hess Corp.
 5.90%, due 8/15/06.............     100,000        106,762
Anadarko Petroleum Corp.
 5.375%, due 3/1/07.............     250,000        266,880
Burlington Resources, Inc.
 7.375%, due 3/1/29.............     254,000        279,071
Conoco Funding Co.
 6.35%, due 10/15/11............     250,000        275,039
Devon Financing Corp.
 6.875%, due 9/30/11............     100,000        110,976
Marathon Oil Corp.
 5.375%, due 6/1/07.............     100,000        105,263
Texaco Capital, Inc.
 9.75%, due 3/15/20.............     176,000        245,129
                                               ------------
                                                  1,389,120
                                               ------------
PAPER & FOREST PRODUCTS (0.5%)
International Paper Co.
 8.125%, due 7/8/05.............     100,000        112,518
Scott Paper Co.
 7.00%, due 8/15/23.............     327,000        338,658
Weyerhaeuser Co.
 5.95%, due 11/1/08.............     250,000        259,135
                                               ------------
                                                    710,311
                                               ------------
PHARMACEUTICALS (0.2%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11.............     250,000        265,917
                                               ------------
ROAD & RAIL (0.4%)
Burlington Northern Santa Fe
 Corp.
 7.125%, due 12/15/10...........     100,000        113,592
CSX Corp.
 6.30%, due 3/15/12.............     100,000        106,462
Norfolk Southern Corp.
 7.35%, due 5/15/07.............     240,000        273,731
Union Pacific Corp.
 6.125%, due 1/15/12............     100,000        107,364
                                               ------------
                                                    601,149
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 7.35%, due 3/1/06..............     250,000        226,250
                                               ------------
Total Corporate Bonds
 (Cost $27,329,452).............                 27,800,214
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

U.S. GOVERNMENT & FEDERAL AGENCIES (71.9%)
                              PRINCIPAL
                               AMOUNT       VALUE
                              ----------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (7.8%)
 (zero coupon), due
   12/11/25.................  $ 504,000  $   124,326
 3.50%, due 9/15/03.........  4,500,000    4,576,257
 5.125%, due 7/15/12........  2,000,000    2,090,420
 5.25%, due 1/15/06.........  3,000,000    3,246,303
 5.75%, due 1/15/12.........  1,000,000    1,095,407
                                         -----------
                                          11,132,713
                                         -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (14.1%)
 5.50%, due 3/1/17-8/1/32...  1,439,540    1,477,550
 6.00%, due
   2/1/17-12/1/31...........  3,488,590    3,616,576
 6.00%, due 12/12/32 TBA
   (b)......................  2,500,000    2,561,720
 6.50%, due 4/1/11-7/1/32...  5,470,499    5,700,115
 6.50%, due 11/14/32 TBA
   (b)......................  2,000,000    2,073,750
 7.00%, due 8/1/03-3/1/32...  3,077,666    3,214,421
 7.50%, due 9/1/11-2/1/32...  1,287,578    1,361,614
 8.00%, due 7/1/26..........     57,220       61,548
                                         -----------
                                          20,067,294
                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.2%)
 (zero coupon), due
   7/5/14...................  1,259,000      687,128
 3.50%, due 9/15/04.........  3,000,000    3,091,191
 4.25%, due 7/15/07.........  3,000,000    3,141,543
 5.00%, due 1/15/07.........  1,500,000    1,618,337
 6.21%, due 8/6/38..........    475,000      512,521
 7.25%, due 1/15/10.........  1,007,000    1,208,318
                                         -----------
                                          10,259,038
                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (16.3%)
 5.50%, due 3/1/05-6/1/17...    793,875      816,920
 5.50%, due 12/17/17 TBA
   (b)......................  1,000,000    1,027,812
 6.00%, due 6/1/16-5/1/32...  4,745,424    4,916,568
 6.00%, due 12/12/32 TBA
   (b)......................  1,500,000    1,535,625
 6.50%, due 7/1/03-9/1/32...  8,645,584    8,971,080
 7.00%, due 5/1/11-5/1/32...  3,787,219    3,961,325
 7.50%, due
   11/1/26-10/1/30..........  1,180,445    1,249,509
 8.00%, due 7/1/07-1/1/28...    470,550      506,329
 9.50%, due 3/1/16-9/1/19...    313,250      343,948
                                         -----------
                                          23,329,116
                                         -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.6%)
 6.00%, due 1/15/32.........    948,248      982,495
 6.00%, due 12/19/32 TBA
   (b)......................    500,000      514,688
 6.50%, due
   2/15/29-6/15/32..........  3,469,337    3,613,782
 7.00%, due
   3/15/07-8/20/31..........  2,600,984    2,728,899
 7.50%, due
   8/15/08-10/15/30.........    912,418      973,014
 8.00%, due
   6/15/26-11/15/30.........    555,822      595,938
 8.50%, due
   7/15/26-11/15/26.........     35,241       38,339
                                         -----------
                                           9,447,155
                                         -----------
UNITED STATES TREASURY BONDS (7.1%)
 5.375%, due 2/15/31........  2,000,000    2,111,016
 6.00%, due 2/15/26.........  2,500,000    2,794,922
 6.25%, due 5/15/30.........  1,007,000    1,169,653
 7.50%, due 11/15/16........    403,000      519,524
 8.50%, due 2/15/20.........    201,000      284,384

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------

UNITED STATES TREASURY BONDS (CONTINUED)
 8.75%, due 5/15/17-8/15/20.....  $  756,000   $  1,089,014
 8.875%, due 2/15/19............     302,000        438,313
 9.875%, due 11/15/15...........     302,000        461,140
 10.375%, due 11/15/12..........     252,000        337,749
 11.25%, due 2/15/15............     201,000        332,137
 11.875%, due 11/15/03..........     252,000        279,139
 12.75%, due 11/15/10...........     201,000        262,054
                                               ------------
                                                 10,079,045
                                               ------------
UNITED STATES TREASURY NOTES (12.8%)
 2.125%, due 8/31/04............   7,000,000      7,061,348
 2.875%, due 6/30/04............   1,511,000      1,542,798
 4.375%, due 8/15/12............   3,000,000      3,114,375
 4.75%, due 11/15/08............   1,007,000      1,093,775
 5.00%, due 2/15/11.............     648,000        706,681
 5.625%, due 12/31/02...........     201,000        202,366
 5.75%, due 8/15/03.............     806,000        833,654
 6.00%, due 8/15/09.............     327,000        377,953
 6.125%, due 8/15/07............     705,000        810,702
 6.25%, due 2/15/03.............     554,000        561,488
 6.75%, due 5/15/05.............   1,511,000      1,690,431
 7.50%, due 2/15/05.............     302,000        340,293
                                               ------------
                                                 18,335,864
                                               ------------
Total U.S. Government &
 Federal Agencies
 (Cost $98,941,005).............                102,650,225(d)
                                               ------------
YANKEE BONDS (4.5%)

BANKS (0.8%)
Australia & New Zealand Banking
 Group Ltd.
 7.55%, due 9/15/06.............     353,000        403,740
Inter-American Development Bank
 6.80%, due 10/15/25............     604,000        699,714
                                               ------------
                                                  1,103,454
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
British Telecommunications PLC
 8.375%, due 12/15/10...........     250,000        293,247
Deutsche Telekom International
 Finance
 7.75%, due 6/15/05.............     250,000        269,428
France Telecom S.A.
 7.70%, due 3/1/06..............     250,000        267,828
Telefonica Europe B.V.
 7.35%, due 9/15/05.............     250,000        270,773
                                               ------------
                                                  1,101,276
                                               ------------
ELECTRIC UTILITIES (0.2%)
Hydro-Quebec, Series JL
 6.30%, due 5/11/11.............     250,000        279,629
                                               ------------
FOREIGN GOVERNMENTS (2.2%)
Canadian Government
 5.25%, due 11/5/08.............     500,000        550,309

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

YANKEE BONDS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------
FOREIGN GOVERNMENTS (CONTINUED)
Manitoba (Province of)
 5.50%, due 10/1/08.............  $  250,000   $    275,296
Nova Scotia (Province of)
 5.75%, due 2/27/12.............     250,000        270,141
Ontario (Province of)
 6.00%, due 2/21/06.............     511,000        556,474
Quebec (Province of)
 Series NJ
 7.50%, due 7/15/23.............     302,000        365,230
Republic of Italy, Series DTC
 4.375%, due 10/25/06...........     250,000        263,422
 5.625%, due 6/15/12............     250,000        272,715
United Mexican States
 7.50%, due 1/14/12.............     250,000        260,625
 Series A
 8.50%, due 2/1/06..............     250,000        276,000
                                               ------------
                                                  3,090,212
                                               ------------
INDUSTRIAL CONGLOMERATES (0.1%)
Tyco International Ltd.
 6.375%, due 10/15/11...........     250,000        212,500
                                               ------------
INSURANCE (0.1%)
Axa Group
 8.60%, due 12/15/30............     255,000        258,907
                                               ------------
MULTILINE RETAIL (0.1%)
Koninklijke (Royal) KPN N.V.
 7.50%, due 10/1/05.............     100,000        108,838
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Vodafone Group PLC
 7.75%, due 2/15/10.............     250,000        285,716
                                               ------------
Total Yankee Bonds
 (Cost $6,121,653)..............                  6,440,532
                                               ------------
Total Long-Term Investments
 (Cost $133,400,680)............                137,963,731
                                               ------------
SHORT-TERM INVESTMENTS (7.0%)

COMMERCIAL PAPER (6.6%)
Nordea North America, Inc.
 1.74%, due 11/4/02 (c).........   3,580,000      3,579,480
Salomon Smith Barney Holdings,
 Inc.
 1.71%, due 11/19/02 (c)........   2,010,000      2,008,280
UBS Finance (De.), Inc.
 1.85%, due 11/1/02 (c).........   3,832,000      3,832,000
                                               ------------
Total Commercial Paper
 (Cost $9,419,760)..............                  9,419,760
                                               ------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                  -----------------------

U.S. GOVERNMENT (0.4%)
United States Treasury Bills
 1.67%, due 12/19/02 (c)........  $  240,000   $    239,467
 1.69%, due 1/16/03 (c).........     300,000        298,935
                                               ------------
Total U.S. Government
 (Cost $538,402)................                    538,402
                                               ------------
Total Short-Term Investments
 (Cost $9,958,162)..............                  9,958,162
                                               ------------
Total Investments
 (Cost $143,358,842) (e)........       103.6%   147,921,893(f)
Liabilities in Excess of
 Cash and Other Assets..........        (3.6)    (5,082,624)
                                  ----------     ----------
Net Assets......................       100.0%  $142,839,269
                                  ==========   ============

FUTURES CONTRACTS (0.0%) (g)
                             CONTRACTS    UNREALIZED
                              LONG       APPRECIATION(h)
                             -----------------------------
United States Treasury Note
 December 2002 (5 Year)....      33           $40,436
                                              -------
Total Futures Contracts
 (Settlement Value
 $3,753,234) (d)...........                   $40,436
                                              =======

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated or partially segregated as collateral for futures contracts and TBAs.
(d)The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 74.5% of net assets.
(e) The cost for federal income tax purposes is $143,573,458.
(f) At October 31, 2002 net unrealized appreciation was $4,348,435, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,166,033 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $817,598.
(g) Less than one tenth of a percent.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost. $143,358,842)                               $147,921,893
 Cash..............................................          288
 Receivables:
   Investment securities sold......................    6,682,896
   Interest........................................    1,358,266
   Fund shares sold................................      456,084
   Variation margin on future contracts............        8,903
 Other assets......................................        5,263
                                                     -----------

       Total assets................................  156,433,593
                                                     -----------

LIABILITIES:
 Payables:
   Investment securities purchased.................   12,852,482
   Fund shares redeemed............................       39,351
   Manager.........................................       22,165
   Transfer agent..................................        9,236
   Custodian.......................................        6,901
 Accrued expenses..................................       57,779
 Dividend payable..................................      606,410
                                                     -----------

       Total liabilities...........................   13,594,324
                                                     -----------

 Net assets........................................  $142,839,269
                                                     ===========

COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $    11,527
   Service Class...................................        1,628
 Additional paid-in capital........................  142,431,755
 Accumulated net investment loss...................     (274,092)
 Accumulated net realized loss on investments and.
   futures contracts                                  (3,935,036)
 Net unrealized appreciation on investments and.
   futures contracts                                   4,603,487
                                                     -----------

 Net assets........................................  $142,839,269
                                                     ===========

No-Load Class
 Net assets applicable to outstanding shares.......  $125,169,108
                                                     ===========

 Shares of capital stock outstanding...............   11,527,085
                                                     ===========

 Net asset value per share outstanding.............  $     10.86
                                                     ===========

Service Class
 Net assets applicable to outstanding shares.......  $17,670,161
                                                     ===========

 Shares of capital stock outstanding...............    1,627,884
                                                     ===========

 Net asset value per share outstanding.............  $     10.85
                                                     ===========


STATEMENT OF OPERATIONS

For the year ended October 31, 2002



INVESTMENT INCOME:
 Income:
   Interest.................................................  $ 5,416,800
                                                              -----------

 Expenses:
   Manager..................................................      507,581
   Professional.............................................       59,480
   Transfer agent...........................................       53,421
   Custodian................................................       37,388
   Service..................................................       33,844
   Portfolio pricing........................................       24,821
   Registration.............................................       21,920
   Shareholder communication................................       17,807
   Directors................................................        9,895
   Miscellaneous............................................       15,626
                                                              -----------

       Total expenses before................................
        reimbursement                                             781,783
   Expense reimbursement from Manager.......................     (240,358)
                                                              -----------

       Net expenses.........................................      541,425
                                                              -----------

 Net investment income......................................    4,875,375
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
   Security transactions....................................      586,135
   Futures transactions.....................................      970,480
                                                              -----------

 Net realized gain on investments...........................    1,556,615
                                                              -----------
 Net change in unrealized appreciation on investments:
   Security transactions....................................      (39,121)
   Futures transactions.....................................      (56,711)
                                                              -----------
 Net unrealized loss on investments.........................      (95,832)
                                                              -----------
 Net realized and unrealized gain on investments............    1,460,783
                                                              -----------
 Net increase in net assets resulting from operations.......  $ 6,336,158
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  4,875,375   $  6,449,261
    Net realized gain on investments and futures
     contracts..............................................     1,556,615      3,677,303
    Net change in unrealized appreciation (depreciation) on
     investments and futures contracts......................       (95,832)     4,107,979
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     6,336,158     14,234,543
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (7,548,303)   (10,282,298)
      Service Class.........................................      (984,765)      (431,142)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (8,533,068)   (10,713,440)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    75,786,734     32,726,573
      Service Class.........................................    10,302,630      8,425,841
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     7,005,420     10,244,464
      Service Class.........................................       912,723        431,138
                                                              ------------   ------------
                                                                94,007,507     51,828,016
    Cost of shares redeemed:
      No-Load Class.........................................   (37,335,728)   (99,999,022)
      Service Class.........................................    (3,995,484)    (2,656,851)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    52,676,295    (50,827,857)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................    50,479,385    (47,306,754)
NET ASSETS:
  Beginning of year.........................................    92,359,884    139,666,638
                                                              ------------   ------------
  End of year...............................................  $142,839,269   $ 92,359,884
                                                              ============   ============
  Accumulated undistributed net investment income (loss) at
    end of year.............................................  $   (274,092)  $  3,209,318
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                             NO-LOAD CLASS
                                                ------------------------------------------------------------------------
                                                                                        JANUARY 1        YEAR ENDED
                                                       YEAR ENDED OCTOBER 31             THROUGH         DECEMBER 31
                                                ------------------------------------   OCTOBER 31,   -------------------
                                                  2002          2001          2000        1999*        1998       1997
                                                --------      --------      --------   -----------   --------   --------
Net asset value at beginning of period........  $  11.21      $  10.73      $  10.76    $  10.93     $  10.74   $  10.52
                                                --------      --------      --------    --------     --------   --------
Net investment income.........................      0.52(c)       0.65(c)(d)     0.72       0.62         0.69       0.73
Net realized and unrealized gain (loss) on
 investments..................................      0.08          0.72(d)       0.00(b)     (0.79)       0.19       0.22
                                                --------      --------      --------    --------     --------   --------
Total from investment operations..............      0.60          1.37          0.72       (0.17)        0.88       0.95
                                                --------      --------      --------    --------     --------   --------
Less dividends:
From net investment income....................     (0.95)        (0.89)        (0.75)        --         (0.69)     (0.73)
                                                --------      --------      --------    --------     --------   --------
Net asset value at end of period..............  $  10.86      $  11.21      $  10.73    $  10.76     $  10.93   $  10.74
                                                ========      ========      ========    ========     ========   ========
Total investment return.......................      5.92%        13.44%         7.27%      (1.56%)(a)     8.21%     9.01%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income........................      4.83%         6.00%(d)      6.63%       6.42%+       6.37%      6.60%
 Net expenses.................................      0.50%         0.50%         0.50%       0.50%+       0.50%      0.50%
 Expenses (before reimbursement)..............      0.74%         0.71%         0.63%       0.62%+       0.65%      0.65%
Portfolio turnover rate.......................        56%           57%           20%         31%          14%        32%
Net assets at end of period (in 000's)........  $125,169      $ 81,890      $136,033    $145,427     $156,244   $117,922

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.16%)      (0.15%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                SERVICE CLASS
    ---------------------------------------------------------------------
                                         JANUARY 1        YEAR ENDED
          YEAR ENDED OCTOBER 31           THROUGH         DECEMBER 31
    ---------------------------------   OCTOBER 31,   -------------------
      2002       2001          2000        1999*        1998       1997
    --------   --------      --------   -----------   --------   --------
    $  11.19   $  10.70      $  10.74    $  10.92     $  10.74   $  10.52
    --------   --------      --------    --------     --------   --------
        0.49(c)     0.62(c)(d)     0.67      0.61         0.66       0.70
        0.08       0.73(d)       0.01       (0.79)        0.18       0.22
    --------   --------      --------    --------     --------   --------
        0.57       1.35          0.68       (0.18)        0.84       0.92
    --------   --------      --------    --------     --------   --------
       (0.91)     (0.86)        (0.72)        --         (0.66)     (0.70)
    --------   --------      --------    --------     --------   --------
    $  10.85   $  11.19      $  10.70    $  10.74     $  10.92   $  10.74
    ========   ========      ========    ========     ========   ========
        5.61%     13.21%         6.87%      (1.65%)(a)     7.86%     8.75%
        4.58%      5.75%(d)      6.38%       6.17%+       6.12%      6.35%
        0.75%      0.75%         0.75%       0.75%+       0.75%      0.75%
        0.99%      0.96%         0.88%       0.87%+       0.90%      0.90%
          56%        57%           20%         31%          14%        32%
    $ 17,670   $ 10,470      $  3,634    $  3,345     $  3,881   $  3,015

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Money Market Fund
--------------------------------------------------------------------------------

During the 12-month period ended October 31, 2002, the Federal Reserve made two easing moves, lowering the targeted federal funds rate by 50 basis points on November 6, 2001, and by another 25 basis points on December 11, 2001. For the first ten months of 2002, the Fed allowed natural market forces to move interest rates without central bank intervention.

Short-term yields were highly volatile during the entire 12-month period. The fluctuations reflected market uncertainty about the economy, currency values, commodity prices, and the stock market. During the first 10 months of 2002, 12-month LIBOR(1) traded within a 144 basis point range--from a low of 1.64% to a high of 3.08%. The range is particularly significant in a period when the Federal Reserve stayed largely out of sight. Six-month Treasury bill yields were also volatile, trading within a 71 basis point range--from a low of 1.42% to a high of 2.13%.

The short-term yield curve--the difference in yield between 12-month LIBOR and one-month LIBOR--changed dramatically during the first 10 months of 2002, from a steep 119 basis points on April 12, 2002, to an inverted posture on October 1, 2002. An upward sloping yield curve suggests that the market anticipates higher interest rates, while an inverted yield curve signals just the opposite.

Early in 2002, most investors expected an economic recovery that could have prompted the Fed to raise interest rates to keep inflation in check. After a series of corporate accounting scandals, layoffs, and weak earnings reports, however, consumer confidence fell and the stock market floundered. As the budget deficit grew, the potential cost of a war with Iraq became a legitimate concern. Many investors started to believe that the Fed would have to lower interest rates to prevent further economic erosion.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Money Market Fund returned 1.65% for No-Load Class shares, 1.39% for Service Class shares, and 1.14% for Sweep Shares Class shares. No-Load Class shares and Service Class Shares both outperformed the 1.16% return of the average Lipper(2) money market fund over the same period. Sweep Shares Class shares are measured against a different Lipper benchmark, and they underperformed the 1.64% return of the average Lipper institutional money market fund for the year ended October 31, 2002.

STRATEGIES AND SECTORS

The Fund's duration ranged from 61 to 82 days throughout the reporting period and remained greater than 70 days for most of the Fund's fiscal year. This helped the Fund in two ways. The Fund benefited not only from owning higher-yielding securities but also from keeping the securities in the portfolio for longer periods.

During the 12 months ended October 31, 2002, the Fund found value in floating-rate corporate bonds and among asset-backed securities and U.S. government securities. Among the Fund's significant purchases were a Federal Home Loan callable issue, a Barclay's Bank six-month certificate of deposit, and a number of AAA-rated asset-backed securities,(3) including issues from USAA, Americredit, and Marshall & Isley Bank, among others. Since the Fund seeks to hold securities until maturity, there were no significant sales.

During the reporting period, the Fund reduced its exposure in the commercial paper sector due to the fact that higher-quality paper, including asset-backed securities and agency issues, became more attractive as the yield spread between commercial paper and these securities narrowed.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(1 )The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate, and government lending agreements.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3) Debt rated AAA has the highest rating assigned by Standard & Poor's, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the Fund's portfolio and are not meant to represent the security or safety of the Fund.

--------------------------------------------------------------------------------

Over the course of its fiscal year, the Fund did not seek to significantly overweight or underweight any particular sector or type of security.

LOOKING AHEAD

Shortly after the Fund's fiscal year came to a close, the Federal Reserve lowered the targeted federal funds rate by 50 basis points to 1.25%. This move, which was widely anticipated by investors, brought the targeted federal funds rate to its lowest level in more than 40 years.

In the money markets, lower interest rates generally intensify competition for yield, which has been a recurring theme in recent years. The full impact of lower interest rates on the economy remains to be seen. What-ever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVID E. CLEMENT, CFA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/92                                                                   10000                              10000
93                                                                         10342                              10263
94                                                                         10743                              10597
95                                                                         11347                              11158
96                                                                         11927                              11700
97                                                                         12556                              12267
98                                                                         13215                              12869
99                                                                         13861                              13435
00                                                                         14711                              14174
01                                                                         15294                              14763
10/31/02                                                                   15491                              14932

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
10/31/92                                                                   10000                              10000
93                                                                         10312                              10263
94                                                                         10685                              10597
95                                                                         11268                              11158
96                                                                         11814                              11700
97                                                                         12407                              12267
98                                                                         13025                              12869
99                                                                         13628                              13435
00                                                                         14428                              14174
01                                                                         14962                              14763
10/31/02                                                                   15123                              14932

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND
                           SWEEP SHARES CLASS SHARES
[SWEEP SHARES CLASS SHARES GRAPH]

                                                                                               AVERAGE LIPPER INSTITUTIONAL MONEY
                                                               ECLIPSE MONEY MARKET FUND                  MARKET FUND
                                                               -------------------------       ----------------------------------
10/31/92                                                                10000.00                            10000.00
93                                                                      10282.00                            10301.00
94                                                                      10627.00                            10678.00
95                                                                      11152.00                            11287.00
96                                                                      11634.00                            11886.00
97                                                                      12187.00                            12521.00
98                                                                      12749.00                            13199.00
99                                                                      13305.00                            13835.00
00                                                                      14052.00                            14665.00
01                                                                      14536.00                            15350.00
10/31/02                                                                14662.00                            15603.00

[LEGEND:]

--ECLIPSE MONEY MARKET FUND --Average Lipper money market fund
Source: Lipper Inc., 10/31/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                                                                       AVERAGE ANNUAL TOTAL RETURNS*
                 PERFORMANCE                                               AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              7-DAY
                                                                      ONE YEAR   FIVE YEARS   10 YEARS   CURRENT YIELD(+)
-------------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund No-Load Class(++)                             1.65%       4.47%       4.47%          1.38%
Eclipse Money Market Fund Service Class(++)                             1.39        4.21        4.22           1.13
Eclipse Money Market Fund Sweep Shares
 Class(++)                                                              1.14        3.93        3.90           0.88
Average Lipper money market fund(sec.)                                  1.16        4.06        4.22            n/a
Average Lipper Institutional money market
 fund(sec.)                                                             1.64        4.52        4.60            n/a

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------


                     NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                             3.66
1993                                                                             2.89
1994                                                                             3.88
1995                                                                             5.63
1996                                                                             5.11
1997                                                                             5.27
1998                                                                             5.25
1999                                                                             3.96
2000                                                                             5.98
2001                                                                             4.67
2002                                                                             1.65

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Eclipse Money Market Fund had an effective 7-day yield of 1.39% for the No-Load Class; 1.14% for the Service Class; and 0.89% for the Sweep Shares Class--all as of 10/31/02. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.09% and 1.08% for the No-Load Class; 0.84% and 0.83% for the Service Class; and 0.58% and 0.58% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

++ Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception on 1/1/95 up to 12/7/98. Performance figures for these classes will vary after 12/7/98, based on differences in their expense structures. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after 12/31/94, based on differences in their expense structures.

sec. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

INFORMATION ABOUT ECLIPSE MONEY MARKET FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

SHORT-TERM INVESTMENTS (98.0%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
ASSET-BACKED SECURITIES (0.5%)
National City Auto Receivables
 Trust, Series 2002-A Class A1
 2.04%, due 3/15/03 (c)........  $   404,949   $    404,949
World Omni Auto Receivables
 Trust, Series 2002-A Class A1
 1.87%, due 7/15/03 (c)........    2,883,029      2,883,029
                                               ------------
                                                  3,287,978
                                               ------------
CERTIFICATES OF DEPOSIT (10.0%)
Banque Paribas London
 2.14%, due 12/31/02 (c).......    5,000,000      5,000,329
(Yankee)
Barclay's Bank PLC/NY
 1.82%, due 1/17/03 (c)........   10,000,000     10,000,000
BNP Paribas S.A.
 2.23%, due 11/4/02 (c)........   15,000,000     14,999,716
Deutsche Bank AG
 2.25%, due 11/19/02 (c).......   18,000,000     17,998,774
(Euro)
Nordea Bank Finland PLC/NY
 2.69%, due 3/11/03 (c)........   10,000,000     10,000,000
Toronto Dominion Bank/NY
 1.84%, due 12/26/02 (c).......    5,000,000      5,000,000
                                               ------------
                                                 62,998,819
                                               ------------
COMMERCIAL PAPER (70.4%)
Abbey National North America
 1.75%, due 11/12/02...........   10,355,000     10,349,447
Archer-Daniels-Midland Co.
 1.60%, due 2/5/03 (a).........    5,236,000      5,213,660
 1.67%, due 11/5/02 (a)........   10,776,000     10,774,000
 1.74%, due 11/19/02 (a).......    3,324,000      3,321,108
Asset Portfolio Funding
 1.78%, due 12/6/02 (a)........    5,451,000      5,441,567
Barclays US Funding Corp.
 1.72%, due 3/10/03............   10,000,000      9,938,367
BP Capital Markets PLC
 1.70%, due 12/4/02............   10,000,000      9,984,417
Cargill, Inc.
 1.65%, due 2/3/03 (a).........    7,374,000      7,342,230
Ciesco LP
 1.75%, due 11/5/02............      192,000        191,963
Coca Cola Enterprises, Inc.
 1.77%, due 11/12/02...........   10,000,000      9,994,592
Corporate Receivables Corp.
 1.72%, due 11/13/02 (a).......   11,248,000     11,241,551
Countrywide Home Loans, Inc.
 1.78%, due 12/16/02...........   14,075,000     14,043,683
CXC LLC
 1.76%, due 11/1/02 (a)........   12,446,000     12,446,000
Delaware Funding Corp.
 1.75%, due 12/3/02 (a)........    6,619,000      6,608,704
Edison Asset Securitization
 1.75%, due 11/18/02 (a).......   15,000,000     14,987,604
Enterprise Funding Corp.
 1.78%, due 11/15/02 (a).......   10,000,000      9,993,078
 1.83%, due 11/7/02 (a)........   20,000,000     19,993,900
General Dynamics Corp.
 1.75%, due 12/12/02 (a).......    2,824,000      2,818,372

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
                                 --------------------------

COMMERCIAL PAPER (CONTINUED)
Goldman Sachs Group, Inc.
 1.77%, due 11/5/02 (a)........  $ 3,814,000   $  3,813,250
 1.77%, due 1/22/03............   10,000,000      9,959,683
 1.78%, due 1/2/03.............    5,978,000      5,959,674
Govco, Inc.
 1.74%, due 12/5/02 (a)........    3,306,000      3,300,567
Household Finance Corp.
 1.75%, due 1/29/03............    8,857,000      8,818,681
KFW International Finance Corp.
 1.71%, due 11/4/02............   10,000,000      9,998,575
Market Street Funding Corp.
 1.77%, due 11/8/02 (a)........   13,398,000     13,393,389
May Department Stores Corp.
 1.73%, due 12/19/02...........    5,938,000      5,924,303
Merck & Co., Inc.
 1.75%, due 11/7/02............   12,774,000     12,770,274
Montauk Funding Corp.
 1.76%, due 11/6/02 (a)........   10,000,000      9,997,556
 1.77%, due 12/3/02 (a)........   10,000,000      9,984,267
Moriarty Ltd.
 1.75%, due 11/26/02 (a).......   10,000,000      9,987,847
Motiva Enterprises LLC
 1.69%, due 11/18/02...........   15,000,000     14,988,029
National Rural Utilities
 Cooperative Finance Corp.
 1.75%, due 11/22/02...........    3,802,000      3,798,119
 1.79%, due 11/14/02...........   13,000,000     12,991,597
Nordea North America, Inc.
 1.76%, due 12/12/02...........    4,846,000      4,836,286
Paccar Financial Corp.
 1.62%, due 12/2/02............   10,000,000      9,986,050
Park Avenue Receivables Corp.
 1.77%, due 11/15/02 (a).......    9,415,000      9,408,519
 1.78%, due 12/2/02 (a)........    7,402,000      7,390,654
Peacock Funding Corp.
 1.76%, due 11/14/02 (a).......   10,000,000      9,993,644
 1.77%, due 11/12/02 (a).......    2,895,000      2,893,434
 1.78%, due 11/25/02 (a).......    9,529,000      9,517,692
Quebec Province
 1.86%, due 11/27/02...........    5,000,000      4,993,283
 1.97%, due 12/2/02............    7,291,000      7,278,632
Sheffield Receivables Corp.
 1.78%, due 11/21/02 (a).......    7,844,000      7,836,243
Societe Generale N.A., Inc.
 1.70%, due 12/5/02............    4,075,000      4,068,457
UBS Finance Delaware LLC
 1.89%, due 11/1/02............   13,242,000     13,242,000
Variable Funding Capital Corp.
 1.67%, due 11/7/02 (a)........    2,400,000      2,399,332
 1.76%, due 11/20/02 (a).......   10,958,000     10,947,821
Virginia Electric Power Co.
 1.75%, due 11/20/02...........    5,248,000      5,243,153
Vodafone Group PLC
 1.76%, due 11/6/02 (a)........   11,431,000     11,428,206
Windmill Funding Corp.
 1.78%, due 11/21/02 (a).......   24,078,000     24,054,190
                                               ------------
                                                445,887,650
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

            SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
                                 --------------------------
CORPORATE BONDS (6.9%)
Americredit Automobile
 Receivables Trust
 1.7125%, due 9/8/03 (c).......  $ 2,406,638   $  2,406,638
Bank of America Corp.
 6.875%, due 6/1/03............    5,000,000      5,132,532
Heller Financial, Inc.
 6.40%, due 1/15/03............    9,200,000      9,273,431
JP Morgan Chase & Co.
 7.625%, due 1/15/03...........   10,000,000     10,106,130
M & I Auto Loan Trust
 1.77%, due 10/20/03...........    8,000,000      8,000,000
USAA Auto Owner Trust
 1.77%, due 10/15/03...........    8,648,645      8,648,645
                                               ------------
                                                 43,567,376
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (5.9%)
Fannie Mae
 (Discount Note)
 1.65%, due 11/18/02...........    7,841,000      7,834,891
Federal Home Loan Bank
 1.85%, due 10/30/03...........    5,000,000      5,000,000
 1.86%, due 11/10/03...........    5,000,000      5,000,000
 2.02%, due 11/14/03...........    7,000,000      7,000,000
 2.25%, due 8/14/03............    6,000,000      6,000,000
Freddie Mac
 2.00%, due 9/9/03.............    5,000,000      5,000,000
United States Treasury Bill
 1.55%, due 1/23/03............    1,430,000      1,424,903
                                               ------------
                                                 37,259,794
                                               ------------
MEDIUM-TERM NOTES (4.3%)
American Express Credit Corp.
 1.79%, due 5/7/03 (b)(c)......    5,000,000      5,000,000
Lehman Brothers Holdings
 2.17%, due 4/4/03 (b)(c)......   10,000,000     10,016,075
Merrill Lynch & Co., Inc.
 5.02%, due 6/4/03 (c).........   12,000,000     12,172,735
                                               ------------
                                                 27,188,810
                                               ------------
Total Short-Term Investments
 (Amortized Cost $620,190,427)
 (d)...........................         98.0%   620,190,427
Cash and Other Assets,
 Less Liabilities..............          2.0     12,701,526
                                 -----------   ------------
Net Assets.....................        100.0%  $632,891,953
                                 ===========   ============

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2002.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.
INDUSTRY DIVERSIFICATION

                                     AMORTIZED
                                        COST        PERCENT +
                                    -------------------------
Aerospace/Defense.................  $  2,818,372        0.4%
Auto Finance......................     2,406,638        0.4
Auto Leases.......................    19,936,624        3.2
Banks.............................     5,132,531        0.8
Banks-Commercial Foreign..........    42,835,105        6.8
Banks-Commercial U.S..............    45,287,814        7.2
Beverages-Non Alcoholic...........     9,994,592        1.6
Diversified Manufacturing
 Services.........................    16,789,716        2.7
Electric Power Companies..........     5,243,152        0.8
Finance...........................    50,508,699        8.0
Finance Leases....................    52,391,749        8.3
Finance--Receivables..............    88,481,023       14.0
Finance--Term Receivables.........    13,347,153        2.1
Finance--Trade Receivables........    13,277,810        2.1
Financial Services................    24,529,965        3.9
Food..............................    26,650,998        4.2
Foreign Government................    12,271,915        1.9
Health Care-Medical Products......    12,770,274        2.0
Insurance.........................    19,981,822        3.2
Investment Bank/Brokerage.........    51,919,993        8.1
Mortgage Loans....................    14,043,683        2.2
Oil--Integrated...................    24,972,446        3.9
Retail............................     5,924,303        0.9
Telecommunications (Cellular/
 Wireless)........................    11,428,206        1.8
Truckers..........................     9,986,050        1.6
U.S. Government & Federal
 Agencies.........................    37,259,794        5.9
                                    ------------     ------
                                     620,190,427       98.0
Cash and Other Assets, Less
 Liabilities......................    12,701,526        2.0
                                    ------------     ------
Net Assets........................  $632,891,953      100.0%
                                    ============     ======

------------
+  Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (amortized
   cost $620,190,427).............................  $620,190,427
 Cash.............................................         1,144
 Receivables:
   Fund shares sold...............................    12,211,402
   Interest.......................................     1,947,319
 Other assets.....................................         8,856
                                                    ------------
       Total assets...............................   634,359,148
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................     1,052,354
   Manager........................................       131,416
   Shareholder communication......................        71,325
   Distribution--Sweep Shares Class...............        60,819
   Service--Sweep Shares Class....................        60,819
   Service--Service Class.........................         2,394
   Transfer agent.................................        11,634
   Custodian......................................         9,469
 Accrued expenses.................................        66,965
                                                    ------------
       Total liabilities..........................     1,467,195
                                                    ------------
 Net assets.......................................  $632,891,953
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   No-Load Class..................................  $    329,928
   Service Class..................................        11,659
   Sweep Shares Class.............................       291,288
 Additional paid-in capital.......................   632,242,945
 Accumulated undistributed net realized gain on
   investments....................................        16,133
                                                    ------------
 Net assets.......................................  $632,891,953
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $329,920,673
                                                    ============
 Shares of capital stock outstanding..............   329,928,267
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 11,659,191
                                                    ============
 Shares of capital stock outstanding..............    11,659,061
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $291,312,089
                                                    ============
 Shares of capital stock outstanding..............   291,288,491
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest........................................  $10,681,542
                                                     -----------
 Expenses:
   Manager.........................................    2,516,324
   Distribution--Sweep Shares Class................      726,895
   Service--Sweep Shares Class.....................      726,895
   Service--Service Class..........................       14,614
   Shareholder communication.......................      192,629
   Professional....................................      172,951
   Transfer agent..................................       65,241
   Custodian.......................................       49,932
   Directors.......................................       39,259
   Registration....................................       35,333
   Portfolio pricing...............................        4,847
   Miscellaneous...................................       19,873
                                                     -----------
       Total expenses before
        reimbursement..............................    4,564,793
   Expense reimbursement from Manager..............     (580,230)
                                                     -----------
       Net expenses................................    3,984,563
                                                     -----------
 Net investment income.............................    6,696,979
                                                     -----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments..................       16,133
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 6,713,112
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002            2001
                                                              -------------   -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   6,696,979   $  18,528,509
    Net realized gain on investments........................         16,133          29,127
                                                              -------------   -------------
    Net increase in net assets resulting from operations....      6,713,112      18,557,636
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (3,332,227)     (7,800,516)
      Service Class.........................................        (73,417)        (69,415)
      Sweep Shares Class....................................     (3,291,335)    (10,658,578)
    From net realized gain on investments:
      No-Load Class.........................................         (1,968)            --
      Service Class.........................................            (29)            --
      Sweep Shares Class....................................         (3,166)            --
                                                              -------------   -------------
        Total dividends and distributions to shareholders...     (6,702,142)    (18,528,509)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    379,306,903     237,936,022
      Service Class.........................................     11,910,019       2,773,325
      Sweep Shares Class....................................    130,385,632     178,743,640
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      3,314,491       7,742,864
      Service Class.........................................         73,360          69,415
      Sweep Shares Class....................................      3,294,182      10,658,326
                                                              -------------   -------------
                                                                528,284,587     437,923,592
    Cost of shares redeemed:
      No-Load Class.........................................   (252,199,432)   (207,138,071)
      Service Class.........................................     (2,009,283)     (2,744,000)
      Sweep Shares Class....................................   (127,408,801)   (126,320,089)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................    146,667,071     101,721,432
                                                              -------------   -------------
      Net increase in net assets............................    146,678,041     101,750,559
NET ASSETS:
  Beginning of year.........................................    486,213,912     384,463,353
                                                              -------------   -------------
  End of year...............................................  $ 632,891,953   $ 486,213,912
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                NO-LOAD CLASS
                                                    ---------------------------------------------------------------------
                                                                                         JANUARY 1        YEAR ENDED
                                                          YEAR ENDED OCTOBER 31           THROUGH         DECEMBER 31
                                                    ---------------------------------   OCTOBER 31,   -------------------
                                                      2002          2001       2000        1999*        1998       1997
                                                    --------      --------   --------   -----------   --------   --------
Net asset value at beginning of period............  $   1.00      $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
                                                    --------      --------   --------    --------     --------   --------
Net investment income.............................      0.02          0.04       0.06        0.04         0.05       0.05
Net realized gain on investments..................      0.00(a)        --         --          --           --         --
                                                    --------      --------   --------    --------     --------   --------
Total from investment operations..................      0.02          0.04       0.06        0.04         0.05       0.05
                                                    --------      --------   --------    --------     --------   --------
Less dividends and distributions:
From net investment income........................     (0.02)        (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
From net realized gain on investments.............     (0.00)(a)       --         --          --           --       (0.00)(a)
                                                    --------      --------   --------    --------     --------   --------
Total dividends and distributions.................     (0.02)        (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
                                                    --------      --------   --------    --------     --------   --------
Net asset value at end of period..................  $   1.00      $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
                                                    ========      ========   ========    ========     ========   ========
Total investment return...........................      1.65%         4.67%      5.98%       3.96%(b)     5.25%      5.27%
Ratios (to average net assets)/Supplemental Data:
 Net investment income............................      1.61%         4.50%      5.81%       4.68%+       5.12%      5.18%
 Net expenses.....................................      0.50%         0.50%      0.50%       0.50%+       0.50%      0.50%
 Expenses (before reimbursement)..................      0.62%         0.61%      0.57%       0.62%+       0.63%      0.61%
Net assets at end of period (in 000's)............  $329,921      $199,495   $160,942    $246,713     $194,338   $190,319

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                              SERVICE CLASS
    ------------------------------------------------------------------
                                      JANUARY 1        YEAR ENDED
        YEAR ENDED OCTOBER 31          THROUGH         DECEMBER 31
    ------------------------------   OCTOBER 31,   -------------------
      2002       2001       2000        1999*        1998       1997
    --------   --------   --------   -----------   --------   --------
    $   1.00   $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
    --------   --------   --------    --------     --------   --------
        0.01       0.04       0.06        0.04         0.05       0.05
        0.00(a)      --        --          --           --         --
    --------   --------   --------    --------     --------   --------
        0.01       0.04       0.06        0.04         0.05       0.05
    --------   --------   --------    --------     --------   --------
       (0.01)     (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
       (0.00)(a)      --       --          --           --       (0.00)(a)
    --------   --------   --------    --------     --------   --------
       (0.01)     (0.04)     (0.06)      (0.04)       (0.05)     (0.05)
    --------   --------   --------    --------     --------   --------
    $   1.00   $   1.00   $   1.00    $   1.00     $   1.00   $   1.00
    ========   ========   ========    ========     ========   ========
        1.39%      4.41%      5.72%       3.74%(b)     4.99%      5.01%
        1.36%      4.25%      5.56%       4.43%+       4.87%      4.93%
        0.75%      0.75%      0.75%       0.75%+       0.75%      0.75%
        0.87%      0.86%      0.82%       0.87%+       0.88%      0.86%
    $ 11,659   $  1,685   $  1,586    $  5,630     $103,765   $ 64,228

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                SWEEP SHARES CLASS
                                                      ----------------------------------------------------------------------
                                                                                              JANUARY 1       DECEMBER 8
                                                             YEAR ENDED OCTOBER 31             THROUGH          THROUGH
                                                      ------------------------------------   OCTOBER 31,     DECEMBER 31,
                                                        2002          2001          2000        1999*           1998**
                                                      --------      --------      --------   -----------   -----------------
Net asset value at beginning of period..............  $   1.00      $   1.00      $   1.00    $   1.00         $   1.00
                                                      --------      --------      --------    --------         --------
Net investment income...............................      0.01          0.04          0.05        0.04             0.00(a)
Net realized gain on investments....................      0.00(a)        --            --          --               --
                                                      --------      --------      --------    --------         --------
Total from investment operations....................      0.01          0.04          0.05        0.04             0.00(a)
                                                      --------      --------      --------    --------         --------
Less dividends and distributions:
From net investment income..........................     (0.01)        (0.04)        (0.05)      (0.04)           (0.00)(a)
From net realized gain on investments...............     (0.00)(a)       --            --          --               --
                                                      --------      --------      --------    --------         --------
Total dividends and distributions...................     (0.01)        (0.04)        (0.05)      (0.04)           (0.00)(a)
                                                      --------      --------      --------    --------         --------
Net asset value at end of period....................  $   1.00      $   1.00      $   1.00    $   1.00         $   1.00
                                                      ========      ========      ========    ========         ========
Total investment return.............................      1.14%         4.15%         5.46%       3.53%(b)         0.31%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..............................      1.11%         4.00%         5.31%       4.18%+           4.62%+
 Net expenses.......................................      1.00%         1.00%         1.00%       1.00%+           1.00%+
 Expenses (before reimbursement)....................      1.12%         1.11%         1.07%       1.12%+           1.13%+
Net assets at end of period (in 000's)..............  $291,312      $285,034      $221,935    $152,268         $  6,957

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Sweep Shares Class first offered on December 8, 1998.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Short Term Bond Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, weak performance in the stock market caused many investors to seek a "safer haven" in high-quality short-term bonds. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and another 25 basis points in December. After that, the Fed let rates move without central-bank intervention through the end of October 2002.

During the 12-month period, economic growth was weaker than it has been in previous recoveries from U.S. economic recessions. Aggregate demand was muted as strength in residential construction and personal consumption was offset by weakness in commercial real estate and capital spending. With revenue growth slowing, companies sought to stabilize profits by reducing labor costs and other expenses. The weak employment situation had a negative impact on government revenues. The net supply of Treasuries increased over the last year as the federal budget has moved from a surplus to a deficit.

Despite the increased supply, Treasury securities outperformed corporate bonds during the 12-month period. Corporate accounting scandals at Enron, Qwest, WorldCom, and a number of other major corporations undermined investor confidence. Earnings disappointments, layoffs, plant closings, and credit downgrades also forced stock prices lower. The resulting flight to quality caused corporate-bond spreads to widen substantially.

Meanwhile, the United States was fighting a war on terrorism that heightened uncertainty about what the future might hold. Homeland security issues continued to dampen the investment outlook, and the potential for direct conflict with Iraq left investors particularly uneasy. The resulting flight to quality had a positive impact on short-term debt markets, with high demand for a limited supply of U.S. Treasury, agency, and other high-quality debt securities.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Short Term Bond Fund returned 3.21% for No-Load Class shares and 2.93% for Service Class shares. Both share classes underperformed the 4.09% return of the average Lipper(1) short U.S. government fund over the same period. Both share classes also underperformed the 4.91% return of the Salomon Smith Barney 1-3 Year Treasury Index(2) for the 12 months ended October 31, 2002.

The Fund's underperformance stemmed largely from the Fund's Qwest Capital Funding and WorldCom holdings, which suffered dramatic declines. Maintaining a slightly shorter duration than the Fund's benchmark index during the third calendar quarter of 2002 also detracted from performance, as the yield on the two-year Treasury note fell 110 basis points--or 1.10%--during the three-month period.

POSITIONING THE PORTFOLIO

The Fund started November 2001 with about 21% of net assets invested in corporate debt securities. At year end 2001, this was down to 15%. We continued to reduce this position during 2002, as the volatility of corporate spreads increased dramatically. We sold the Fund's position in Qwest Capital Funding at a loss in early March 2002, and in May, we sold the Fund's WorldCom holdings at a price of $62, suffering a substantial loss.

By the end of June, corporate holdings had decreased to about 5% of the Fund's net assets, where they stayed through the end of October 2002.

In September, we increased the Fund's weighting in agency securities after agency spreads widened on the news that a measure of Fannie Mae's portfolio risk had increased. In October, however, agency spreads narrowed once again, benefiting the Fund's performance.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is considered to be representative of the U.S. short-term bond market.
 Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

LOOKING AHEAD

The Federal Reserve reduced interest rates by 50 basis points in November 2002 in response to signs that economic growth was losing momentum in the fourth quarter of the year. While firms were gradually beginning to increase spending on technology, a weak job market and falling stock prices were acting as restraints on consumer spending. The outcome of the midterm congressional elections raised the odds that the federal government will enact further fiscal stimulus initiatives, which we expect will help households strengthen their balance sheets.

The deterioration in the federal budget has led to an increasing supply of Treasuries, erasing earlier concerns about scarcity. We will continue to seek opportunities as they may arise across various sectors of the short-term debt markets. We have maintained a relatively modest weighting in corporate securities and will look to increase it as we detect signs that the recovery is gaining traction.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, preservation of capital, and investment in short-term debt securities.

CHRISTOPHER HARMS
GARY GOODENOUGH
CLAUDE ATHAIDE, PH.D., CFA
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX              ECLIPSE SHORT-TERM BOND FUND
                                                                       ---------------------       ----------------------------
10/31/92                                                                  10000.00                           10000.00
93                                                                        10576.00                           10652.00
94                                                                        10700.00                           10664.00
95                                                                        11638.00                           11759.00
96                                                                        12333.00                           12325.00
97                                                                        13128.00                           13080.00
98                                                                        14141.00                           13913.00
99                                                                        14564.00                           14247.00
00                                                                        15448.00                           15403.00
01                                                                        17120.00                           16623.00
10/31/02                                                                  17962.00                           17212.00

Source: Bloomberg, 4/30/02

These graphs assume a $10,000 investment made on 4/30/92.

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX              ECLIPSE SHORT-TERM BOND FUND
                                                                       ---------------------       ----------------------------
10/31/92                                                                   10000                              10000
93                                                                         10576                              10619
94                                                                         10700                              10604
95                                                                         11638                              11672
96                                                                         12333                              12192
97                                                                         13128                              12921
98                                                                         14141                              13694
99                                                                         14564                              14002
00                                                                         15448                              15086
01                                                                         17120                              16243
10/31/02                                                                   17962                              16784

                                                                        AVERAGE ANNUAL TOTAL RETURNS*
                 PERFORMANCE                                                AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------
                                                                       ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund No-Load Class                               3.21%       5.82%       5.58%
Eclipse Short Term Bond Fund Service Class+                              2.93        5.53        5.31
Average Lipper short U.S. government fund++                              4.09        5.62        5.40
Salomon Smith Barney 1-3 Year Treasury
 Index(sec.)                                                             4.91        6.46        6.02

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                              5.94
1993                                                                              5.67
1994                                                                              0.11
1995                                                                             10.27
1996                                                                              4.81
1997                                                                              6.13
1998                                                                              6.37
1999                                                                              2.12
2000                                                                              6.05
2001                                                                             10.68
2002                                                                              3.21

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

(sec.) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is considered to be representative of the U.S. short-term bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE SHORT TERM BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM BONDS (94.7%)+
ASSET-BACKED SECURITIES (2.5%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTO LEASES (1.1%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............  $  425,000   $   431,075
                                                -----------
AUTOMOBILES (1.4%)
Harley-Davidson Motorcycle Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10..............     500,000       523,629
                                                -----------
Total Asset-Backed Securities
 (Cost $924,845).................                   954,704
                                                -----------
CORPORATE BONDS (2.5%)

BANKS (1.3%)
Wachovia Corp.
 6.80%, due 6/1/05...............     450,000       496,044
                                                -----------
DIVERSIFIED FINANCIALS (1.2%)
Ford Motor Credit Co.
 2.11%, due 6/20/03 (b)..........     220,000       214,731
Permanent Financing PLC
 Series 1 Class 2A
 4.20%, due 6/10/05..............     220,000       228,026
                                                -----------
                                                    442,757
                                                -----------
Total Corporate Bonds
 (Cost $925,294).................                   938,801
                                                -----------
MORTGAGE-BACKED SECURITIES (4.5%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.5%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A1
 6.15%, due 5/15/35..............   1,063,471     1,138,234
Morgan Stanley Capital I, Inc.
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30.............     355,823       382,913
Nationslink Funding Corp.
 Series 1998-2 Class A1
 6.001%, due 8/20/30.............     165,619       177,621
                                                -----------
                                                  1,698,768
                                                -----------
Total Mortgage-Backed Securities
 (Cost $1,662,625)...............                 1,698,768
                                                -----------


         U.S. GOVERNMENT & FEDERAL AGENCIES (84.3%)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN BANK (7.2%)
 3.25%, due 8/15/05..............  $2,700,000   $ 2,759,497
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (27.1%)
 3.875%, due 2/15/05-6/27/05.....   4,615,000     4,705,371
 4.50%, due 7/23/07..............     800,000       828,713
 5.00%, due 5/15/04..............   1,650,000     1,731,833
 5.25%, due 2/15/04..............   2,880,000     3,013,007
                                                -----------
                                                 10,278,924
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.2%)
 3.125%, due 11/15/03............   1,700,000     1,728,055
 3.50%, due 9/15/04..............   1,550,000     1,597,115
 5.25%, due 3/22/07..............   1,600,000     1,674,661
                                                -----------
                                                  4,999,831
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITY) (2.1%)
 7.50%, due 4/1/31...............     750,000       796,058
                                                -----------
UNITED STATES TREASURY NOTES (34.7%)
 3.25%, due 5/31/04..............   3,010,000     3,089,013
 3.375%, due 1/15/07 (d).........     935,000     1,145,875
 5.25%, due 8/15/03 (c)..........   6,015,000     6,197,916
 6.75%, due 5/15/05..............   2,440,000     2,729,750
                                                -----------
                                                 13,162,554
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $31,500,936)..............                31,996,864
                                                -----------
YANKEE BOND (0.9%)

AIR FREIGHT & LOGISTICS (0.9%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (a)..........     300,000       337,045
                                                -----------
Total Yankee Bond
 (Cost $330,497).................                   337,045
                                                -----------
Total Long-Term Bonds
 (Cost $35,344,197)..............                35,926,182
                                                -----------
SHORT-TERM INVESTMENTS (2.5%)

COMMERCIAL PAPER (1.6%)
American Express Credit Corp.
 1.75%, due 11/7/02..............     610,000       609,822
                                                -----------
Total Commercial Paper
 (Cost $609,822).................                   609,822
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
FEDERAL AGENCY (0.8%)
Federal Home Loan Bank
 (Discount Note)
 1.57%, due 11/12/02.............  $  280,000   $   279,866
                                                -----------
Total Federal Agency
 (Cost $279,866).................                   279,866
                                                -----------
                                       SHARES
                                   ----------
INVESTMENT COMPANY (0.1%)
Merrill Lynch Premier
 Institutional Fund..............      43,308        43,308
                                                -----------
Total Investment Company
 (Cost $43,308)..................                    43,308
                                                -----------
Total Short-Term Investments
 (Cost $932,996).................                   932,996
                                                -----------
Total Investments
 (Cost $36,277,193) (e)..........        97.2%   36,859,178(f)
Cash and Other Assets, Less
 Liabilities.....................         2.8     1,074,506
                                   ----------   -----------
Net Assets.......................       100.0%  $37,933,684
                                   ==========   ===========

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2002.
(c) Represents securities out on loan or a portion which is out on loan. (See Note 2(0))
(d) Treasury Inflation Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index - Urban Consumers.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At October 31, 2002 net unrealized appreciation was
     $581,985, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $585,329 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,344.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value* (identified
   cost $36,277,193)...............................  $36,859,178
 Cash..............................................        7,931
 Collateral held for securities loaned at value
   (Note 2(O)).....................................    4,267,669
 Receivables:
   Fund shares sold................................      823,419
   Interest........................................      431,653
 Other assets......................................        5,132
                                                     -----------
       Total assets................................   42,394,982
                                                     -----------
LIABILITIES:
 Securities lending collateral (Note 2(O)).........    4,267,669
 Payables:
   Fund shares redeemed............................       48,072
   Transfer agent..................................        5,400
   Manager.........................................        3,739
   Custodian.......................................        2,126
 Accrued expenses..................................       42,098
 Dividend payable..................................       92,194
                                                     -----------
       Total liabilities...........................    4,461,298
                                                     -----------
 Net assets........................................  $37,933,684
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,981
   Service Class...................................           79
 Additional paid-in capital........................   40,989,607
 Accumulated undistributed net investment income...        3,181
 Accumulated net realized loss on investments......   (3,645,149)
 Net unrealized appreciation on investments........      581,985
                                                     -----------
 Net assets........................................  $37,933,684
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $37,201,182
                                                     ===========
 Shares of capital stock outstanding...............    3,981,218
                                                     ===========
 Net asset value per share outstanding.............  $      9.34
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   732,502
                                                     ===========
 Shares of capital stock outstanding...............       78,561
                                                     ===========
 Net asset value per share outstanding.............  $      9.32
                                                     ===========

------------
* Includes securities on loan with an average cost of $4,077,617 and a market value of $4,114,427.

STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest.........................................  $ 1,257,800
                                                      -----------
 Expenses:
   Manager..........................................      202,470
   Professional.....................................       29,795
   Transfer agent...................................       29,499
   Registration.....................................       21,722
   Custodian........................................       10,228
   Shareholder communication........................        5,347
   Directors........................................        5,167
   Portfolio pricing................................        3,834
   Service..........................................        2,193
   Miscellaneous....................................       16,041
                                                      -----------
       Total expenses before
        reimbursement...............................      326,296
   Expense reimbursement from Manager...............     (121,633)
                                                      -----------
       Net expenses.................................      204,663
                                                      -----------
 Net investment income..............................    1,053,137
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments...................      135,028
 Net change in unrealized appreciation on
   investments......................................      (62,252)
                                                      -----------
 Net realized and unrealized gain on investments....       72,776
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $ 1,125,913
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,053,137   $  1,583,098
    Net realized gain on investments........................       135,028      1,050,439
    Net change in unrealized appreciation (depreciation) on
     investments............................................       (62,252)       615,006
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     1,125,913      3,248,543
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,780,783)    (2,463,845)
      Service Class.........................................       (49,364)       (77,591)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (1,830,147)    (2,541,436)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    21,422,857     16,197,874
      Service Class.........................................        87,818         63,869
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     1,689,447      2,462,037
      Service Class.........................................        47,713         77,588
                                                              ------------   ------------
                                                                23,247,835     18,801,368
    Cost of shares redeemed:
      No-Load Class.........................................   (15,300,169)   (20,423,000)
      Service Class.........................................      (407,180)      (195,446)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     7,540,486     (1,817,078)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................     6,836,252     (1,109,971)
NET ASSETS:
  Beginning of year.........................................    31,097,432     32,207,403
                                                              ------------   ------------
  End of year...............................................  $ 37,933,684   $ 31,097,432
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    year....................................................  $      3,181   $    780,191
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                   NO-LOAD CLASS
                                                    ----------------------------------------------------------------------------
                                                                                            JANUARY 1            YEAR ENDED
                                                          YEAR ENDED OCTOBER 31              THROUGH            DECEMBER 31
                                                    ---------------------------------      OCTOBER 31,      --------------------
                                                     2002         2001         2000           1999*          1998         1997
                                                    -------      -------      -------      -----------      -------      -------
Net asset value at beginning of period........      $  9.57      $  9.36      $  9.63        $  9.43        $  9.39      $  9.48
                                                    -------      -------      -------        -------        -------      -------
Net investment income.........................         0.29(a)      0.47(e)      0.57(a)        0.47           0.56         0.67
Net realized and unrealized gain (loss) on
 investments..................................         0.00(d)      0.48(e)     (0.03)         (0.27)          0.04        (0.09)
                                                    -------      -------      -------        -------        -------      -------
Total from investment operations..............         0.29         0.95         0.54           0.20           0.60         0.58
                                                    -------      -------      -------        -------        -------      -------
Less dividends from net investment income.....        (0.52)       (0.74)       (0.81)           --           (0.56)       (0.67)
                                                    -------      -------      -------        -------        -------      -------
Net asset value at end of period..............      $  9.34      $  9.57      $  9.36        $  9.63        $  9.43      $  9.39
                                                    =======      =======      =======        =======        =======      =======
Total investment return.......................         3.21%       10.68%        6.05%          2.12%(b)       6.37%        6.13%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income........................         3.13%        4.93%(e)     6.20%          5.42%+         5.95%        6.24%
 Net expenses.................................         0.60%        0.60%        0.61%(c)       0.60%+         0.60%        0.60%
 Expenses (before reimbursement)..............         0.96%        1.03%        0.99%          0.85%+         0.89%        0.82%
Portfolio turnover rate.......................          228%         149%         165%           105%           125%         153%
Net assets at end of period (in 000's)........      $37,201      $30,065      $31,146        $48,150        $42,219      $46,674

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d) Less than one cent per share.
(e) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.12)      ($0.11)
Increase net realized and unrealized gains and losses.......    0.12         0.11
Decrease ratio of net investment income.....................   (1.26%)      (1.20%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                            SERVICE CLASS
    -------------------------------------------------------------
                                   JANUARY 1       YEAR ENDED
       YEAR ENDED OCTOBER 31        THROUGH        DECEMBER 31
    ---------------------------   OCTOBER 31,   -----------------
     2002      2001      2000        1999*       1998      1997
    -------   -------   -------   -----------   -------   -------
    $  9.54   $  9.32   $  9.59     $  9.41     $  9.38   $  9.46
    -------   -------   -------     -------     -------   -------
       0.27(a)    0.45(e)    0.54(a)      0.45     0.53      0.64
       0.00(d)    0.48(e)   (0.03)     (0.27)      0.03     (0.08)
    -------   -------   -------     -------     -------   -------
       0.27      0.93      0.51        0.18        0.56      0.56
    -------   -------   -------     -------     -------   -------
      (0.49)    (0.71)    (0.78)        --        (0.53)    (0.64)
    -------   -------   -------     -------     -------   -------
    $  9.32   $  9.54   $  9.32     $  9.59     $  9.41   $  9.38
    =======   =======   =======     =======     =======   =======
       2.93%    10.46%     5.78%       1.91%(b)    5.98%     5.98%
       2.88%     4.68%(e)    5.95%      5.17%+     5.70%     5.99%
       0.85%     0.85%     0.86%(c)      0.85%+    0.85%     0.85%
       1.21%     1.28%     1.24%       1.10%+      1.14%     1.07%
        228%      149%      165%        105%        125%      153%
    $   733   $ 1,032   $ 1,061     $ 1,036     $ 1,273   $ 1,485

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax Free Bond Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, several factors affected performance in the municipal bond market. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November 2001 and by another 25 basis points in December. This brought the targeted federal funds rate to an unusually low 1.75%, where it remained for the first 10 months of 2002.

Unfortunately, the economic recovery that investors initially anticipated never developed, despite several positive economic indicators. Gross domestic product continued to advance, slowing slightly in the second calendar quarter of 2002, but regaining momentum in the third quarter. With extremely low interest rates, many municipal issuers sought to refinance or restructure their existing debt, and weakness in the stock market caused many investors to turn to municipal bonds in search of a potentially "safer haven" for their assets.

Even so, the supply of new issues tended to outstrip demand as new issuance in the first 10 months of 2002 reached $289.4 billion--a 27% increase over the same period in 2001. Huge deals are dominating the market, such as a $14 billion issue by the New York Metropolitan Transportation Authority to restructure existing debt and an anticipated $13 billion deal from the California Department of Water and Power to reimburse the state for power costs incurred during the recent utility crisis.

As the wealth effect of a declining stock market begins to be felt throughout the economy, tax revenues are falling in many states and major budget deficits have emerged. Budget cuts and service reductions are becoming familiar across the country, as state and local governments seek to close their budget gaps by any reasonable means. On the national level, deficit spending, high unemployment, and continued geopolitical tensions have made it difficult for investors to foresee a strong and sustainable economic recovery in the near future.

As of October 31, 2002, the 10-year municipal yield was more than 94% of the comparable U.S. Treasury yield, and the yield on 30-year municipals was greater than the yield on long Treasury bonds. The recent buying surge among municipal bonds may be based on the assumption that municipals will outperform Treasuries when the excess supply is reduced. As long as interest rates remain at extremely low levels, however, we believe that oversupply may continue to pose a risk in the municipal market.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Tax Free Bond Fund returned 4.12%. The Fund underperformed the 4.20% return of the average Lipper(1) general municipal debt fund over the same period. The Fund also underperformed the 5.87% return of the Lehman Brothers Municipal Bond Index(2) for the 12 months ended October 31, 2002.

The Fund's underperformance resulted from a combination of positioning factors and certain larger positions that detracted from performance during the second half of the Fund's fiscal year.

STRATEGIC POSITIONING

The Fund began the reporting period overweighted at the long end of the yield curve. This positioning helped performance as the Federal Reserve eased monetary policy in November and December of 2001 and investors sought the higher returns available from longer-term bonds. Later, we added to the 15-year portion of the yield curve at attractive levels, and the Fund benefited through the end of April as this segment showed strong performance. As economic data weakened from April through September, however, yields in the municipal market fell steadily. By the end of October 2002, the municipal yield curve had steepened, and our yield-curve

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
A portion of income may be subject to state and local taxes or the Alternative Minimum Tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net assets and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

models suggested that the gap between 10-year and 30-year bonds was excessive. By this time we had adopted a short-duration posture and a bias toward yield-curve flattening. Although this detracted from performance as municipal yields were declining, the Fund was well positioned in October, when a reallocation to equities caused a rapid and severe municipal sell-off and yields rose precipitously.

During the reporting period, the Fund's 4% overweighted position in tobacco-settlement revenue bonds detracted from performance as several states including New Jersey and Washington issued large deals. With this additional supply, yield spreads rose to attract investors, causing the Fund's tobacco-settlement holdings to underperform earlier expectations.

The Fund also held a Pennsylvania Economic Development Authority bond that was backed by Amtrak. When the issue was downgraded by Standard & Poor's, the holding detracted from the Fund's performance. Amtrak has requested a $1.2 billion appropriation from Congress in fiscal 2003 to avoid service disruptions. In light of the importance of passenger rail service to the economy, we believe the federal government will continue to support Amtrak. Bondholders hold a lien on an electronic frequency converter at Philadelphia Station, which also supports several major suburban transportation systems along the heavily traveled Northeast Corridor. The position is a 4% holding in the Fund.

The Fund continues to diversify holdings by coupon, maturity, and type of obligation, and assets are allocated across various states, cities, counties, and special districts to help manage risk. The Fund invests in general obligation and revenue bonds and includes bonds that help finance housing, education, transportation, hospitals, and water and sewer projects. In light of economic projections, we believe many municipalities may have difficulties closing their budget gaps. To help manage related risks, we have selected Fund investments with a focus on essential services, such as transportation, water, and educational facilities. We are currently avoiding credits in areas of the country where tax collections are heavily dependent on tourism-related revenues.

LOOKING AHEAD

We believe that there may be market risks if the U.S. pursues a hawkish foreign policy. Heightened global tensions may lead to volatility in the equity markets and tighter risk tolerances. Such effects sometimes spill over into the bond market and may lead to a flight to quality. With Republicans now in control of both houses of Congress, the Treasury yield curve might steepen if investors believe that tax cuts, defense spending, and homeland security initiatives will widen the budget deficit.

Since Congress is likely to exercise discretion in deficit spending, however, we believe that if steepening does result, it may be reversible. In the absence of a 30-year Treasury auction, the scarcity bid for longer-maturity Treasuries may also favor the Fund's bias toward a flattening yield curve.

The Fund's shorter-duration posture and underweighting of the short end of the yield curve was recently rewarded when investors moved into riskier assets and away from sectors that were overbought for their potential as a "safer haven." The Federal Reserve's aggressive 50 basis-point rate cut on November 6, 2002, and the referendum handed to the GOP in the midterm elections should support a continuation of this trend.

JOHN FITZGERALD
LAURIE WALTERS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                       ECLIPSE TAX FREE BOND FUND VERSUS
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX



                              NO-LOAD CLASS SHARES
[ECLIPSE TAX FREE BOND FUND GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                 ECLIPSE TAX FREE BOND FUND                   INDEX
                                                                 --------------------------       ------------------------------
1/2/01                                                                     10000                              10000
12/01                                                                      10454                              10704
10/31/02                                                                   11083                              11331

Source: Lipper Inc., 4/30/02

                             THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON
1/2/01.

                                                                     AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                                              AS OF OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                                                     ONE YEAR          INCEPTION(+)
---------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund No-Load Class                               4.12%            5.77%
Average Lipper general municipal debt
 fund(++)                                                               4.20            5.64
Lehman Brothers Municipal Bond Index(sec.)                              5.87            7.05

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

2001                                                                             6.45
2002                                                                             4.12

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions.

+ The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Lehman Brothers Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE TAX FREE BOND FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM MUNICIPAL BONDS (91.3%)+
                                PRINCIPAL
                                  AMOUNT         VALUE
                                ----------------------------
CALIFORNIA (4.3%)
Oakland California General
 Obligation Measure k
 Series C
 5.90%, due 12/15/22..........  $1,000,000     $ 1,110,510
                                               -----------
COLORADO (3.9%)
Colorado Health Facilities
 Authority Revenue
 6.625%, due 2/1/13...........   1,000,000       1,028,440
                                               -----------
DISTRICT OF COLUMBIA (3.9%)
District of Columbia Tobacco
 Settlement Financing Corp.
 Asset-Backed Bonds
 6.75%, due 5/15/40...........   1,000,000       1,017,880
                                               -----------
FLORIDA (3.7%)
Oakstead Florida Community
 Development District
 Capital Improvement Revenue,
 Series B
 5.90%, due 5/1/07............     500,000         500,100
Waterchase Community
 Development District Florida
 Capital Improvement Revenue,
 Series B
 5.90%, due 5/1/08............     450,000         449,060
                                               -----------
                                                   949,160
                                               -----------
LOUISIANA (3.0%)
Lake Charles Louisiana Harbor
 & Terminal District Port
 Facilities Revenue,
 Truckline Long Co.
 7.75%, due 8/15/22 (e).......     750,000         780,375
                                               -----------
MASSACHUSETTS (12.0%)
Massachusetts Bay
 Transportation
 Authority Massachusetts
 Sales Tax Revenue
 Series A
 5.25%, due 7/1/16............   1,000,000       1,079,770
Massachusetts Educational
 Financing Authority Education
 Loan Revenue Issue G - Series
 A
 4.50%, due 12/1/05 (c).......     875,000         927,272

                                 PRINCIPAL
                                    AMOUNT           VALUE
                                ----------------------------

MASSACHUSETTS (CONTINUED)
New England Education Loan
 Marketing Corp., Student Loan
 Series A
 5.70%, due 7/1/05 (c)(e).....  $1,025,000     $ 1,096,842
                                               -----------
                                                 3,103,884
                                               -----------
MICHIGAN (4.2%)
Kent Hospital Finance
 Authority Michigan Revenue,
 Spectrum
 Health, Series A
 5.25%, due 1/15/08 (e).......   1,000,000       1,080,790
                                               -----------
MINNESOTA (1.9%)
Meadow Pointe III Community
 Development District Florida
 Capital Improvement Revenue,
 Series 2001-1
 5.90%, due 1/1/06............     500,000         499,185
                                               -----------
MISSISSIPPI (3.4%)
Mississippi Home Corp.
 Single Family Revenue
 Mortgage, Series A-2
 4.70%, due 6/1/24 (b)(c).....     855,000         892,774
                                               -----------
MISSOURI (2.1%)
Missouri State
 Fourth State Building
 Series A
 5.90%, due 10/1/06 (e).......     500,000         534,455
                                               -----------
NEVADA (1.0%)
Carson City Nevada Hospital
 Revenue
 Tahoe Hospital Project
 5.75%, due 9/1/31............     250,000         246,342
                                               -----------
NEW JERSEY (4.4%)
New Jersey State Trust Fund
 Transportation Authority
 System, Series C
 5.50%, due 12/15/17..........   1,000,000       1,134,150
                                               -----------
NEW YORK (12.2%)
Metropolitan Transportation
 Authority New York Dedicated
 Tax Fund Series A
 5.875%, due 4/1/25...........     500,000         580,330

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

           LONG-TERM MUNICIPAL BONDS (CONTINUED)
                                 PRINCIPAL
                                    AMOUNT           VALUE
                                ----------------------------
NEW YORK (CONTINUED)
New York City General
 Obligation
 Series G
 5.00%, due 8/1/17............  $  500,000     $   503,225
 5.625%, due 8/1/13...........   1,000,000       1,086,690
Triborough Bridge & Tunnel
 Authority New York Revenues
 5.00%, due 11/15/32 (e)......   1,000,000       1,003,500
                                               -----------
                                                 3,173,745
                                               -----------
PENNSYLVANIA (3.5%)
Pennsylvania Economic
 Development Financing
 Authority Exempted Facilities
 Revenue Amtrak Project Series
 A
 6.25%, due 11/1/31 (c).......   1,000,000         913,170
                                               -----------
PUERTO RICO (4.3%)
Puerto Rico Public Buildings
 Authority Revenue Guaranty
 Government Facilities
 Series C
 5.25%, due 7/1/09 (e)........   1,000,000       1,109,790
                                               -----------
TEXAS (18.6%)
Bryan Texas Waterworks & Sewer
 Revenue
 Refunding & Improvement
 5.375%, due 7/1/19 (e).......   1,000,000       1,057,380
Dallas County Texas Refunding
 & Improvement Series A
 5.375%, due 8/15/11 (e)......   1,000,000       1,125,840
Harris County Texas Health
 Facility Development Corp.
 Hospital Revenue, Memorial
 Hermann Health Care Series A
 6.375%, due 6/1/29...........   1,000,000       1,055,680
Saint Luke's Episcopal
 Hospital
 Series A
 5.375%, due 2/15/26..........     500,000         498,640
San Antonio Texas Electric &
 Gas
 Series 2000
 5.00%, due 2/1/17 (e)........   1,000,000       1,077,930
                                               -----------
                                                 4,815,470
                                               -----------
WISCONSIN (4.9%)
Badger Tobacco Asset
 Securitization Corp.
 Wisconsin
 6.125%, due 6/1/27...........     250,000         240,775

                                 PRINCIPAL
                                    AMOUNT           VALUE
                                ----------------------------

WISCONSIN (CONTINUED)
Wisconsin State Health &
 Education
 Facilities Authority Revenue
 Wheaton Franciscan Services
 Series F
 5.75%, due 8/15/25 (e).......  $1,000,000     $ 1,017,700
                                               -----------
                                                 1,258,475
                                               -----------
Total Long-Term Municipal Bonds
 (Cost $22,938,743)...........                  23,648,595
                                               -----------
CUMULATIVE PREFERRED STOCK (4.1%)
Charter Mac Equity Issuer
 Trust
 Series A-1
 7.10%, due 6/30/09 (a)(c)....   1,000,000       1,072,000
                                               -----------
Total Cumulative Preferred
 Stock
 (Cost $1,025,856)............                   1,072,000
                                               -----------
SHORT-TERM INVESTMENTS (11.4%)
IDAHO (4.4%)
Idaho Health Facilities
 Authority Revenue
 Saint Luke's Medical Center
 1.99%, due 7/1/30 (d)........   1,150,000       1,150,000
                                               -----------
ILLINOIS (0.8%)
Illinois Health Facilities
 Authority Revenue
 2.04%, due 1/1/28 (d)........     200,000         200,000
                                               -----------
NEW YORK (6.2%)
New York, NY City Municipal
 Water Finance Authority
 Water & Sewer Systems
 Revenue, Series C
 1.85%, due 6/15/33 (d).......     700,000         700,000
New York, Subseries A-10
 1.95%, due 8/1/16 (c)(d).....     900,000         900,000
                                               -----------
                                                 1,600,000
                                               -----------
Total Short-Term Investments
 (Cost $2,950,000)............                   2,950,000
                                               -----------
Total Investments
 (Cost $26,914,599) (g).......       106.8%     27,670,595(h)
Liabilities in Excess of
 Cash and Other Assets........        (6.8)     (1,758,549)
                                ----------     -----------
Net Assets....................       100.0%    $25,912,046
                                ==========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FUTURES CONTRACTS (0.0%) (I)
                                CONTRACTS     UNREALIZED
                                 SHORTS      DEPRECIATION(J)
                                ----------------------------
United States Treasury Note
 December 2002 (10 year)......         (15)    $   (14,530)
                                               -----------
Total Futures Contracts
 (Settlement Value
 $1,720,781) (f)..............                 $   (14,530)
                                               ===========

------------
(a)  May be sold to institutional investors only.
(b) Segregated as collateral for futures contracts.
(c)  Interest on these securities is subject to alternative minimum tax.
(d) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(e) Prerefunding Securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(f) The settlement value of U.S. Treasury Note futures contracts represents 6.6% of net assets.
(g) The cost stated also represents the aggregate cost for federal income tax purposes.
(h) At October 31, 2002 net unrealized appreciation was $755,996, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $861,082 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $105,086.
(i)  Less than one tenth of a percent.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost $26,914,599)..............................  $ 27,670,595
 Cash.............................................         8,080
 Receivables:
   Interest.......................................       388,046
 Other assets.....................................         1,528
                                                    ------------
       Total assets...............................    28,068,249
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     2,024,906
   Variation margin on futures contracts..........         6,801
   Transfer agent.................................         2,204
   Manager........................................           893
   Custodian......................................           779
 Accrued expenses.................................        30,502
 Dividend payable.................................        90,118
                                                    ------------
       Total liabilities..........................     2,156,203
                                                    ------------
 Net assets.......................................  $ 25,912,046
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      2,510
 Additional paid-in capital.......................    25,257,446
 Accumulated undistributed net investment
   income.........................................        55,712
 Accumulated net realized loss on investments and
   futures contracts..............................      (145,088)
 Net unrealized appreciation on investments and
   futures contracts..............................       741,466
                                                    ------------
 Net assets.......................................  $ 25,912,046
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 25,912,046
                                                    ============
 Shares of capital stock outstanding..............     2,510,252
                                                    ============
 Net asset value per share outstanding............  $      10.32
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest.........................................  $1,367,170
                                                      ----------
 Expenses:
   Manager..........................................     138,625
   Professional.....................................      27,782
   Registration.....................................      13,757
   Transfer agent...................................      13,071
   Portfolio pricing................................       7,923
   Directors........................................       4,686
   Custodian........................................       3,755
   Shareholder communication........................       3,620
   Miscellaneous....................................      13,832
                                                      ----------
       Total expenses before reimbursement..........     227,051
   Expense reimbursement from Manager...............     (46,839)
                                                      ----------
       Net expenses.................................     180,212
                                                      ----------
 Net investment income..............................   1,186,958
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
   Security transactions............................     (17,834)
   Futures transactions.............................     (80,515)
                                                      ----------
 Net realized loss on investments...................     (98,349)
                                                      ----------
 Net change in unrealized appreciation on
   investments: ....................................
   Security transactions............................      19,293
   Futures transactions.............................     (14,530)
                                                      ----------
 Net unrealized gain on investments.................       4,763
                                                      ----------
 Net realized and unrealized loss on investments....     (93,586)
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $1,093,372
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002 and the period January 2, 2001 through October 31, 2001

                                                                  2002          2001
                                                              ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,186,958   $   911,663
    Net realized loss on investments and futures
     contracts..............................................       (98,349)      (46,739)
    Net change in unrealized appreciation on investments and
     futures contracts......................................         4,763       736,703
                                                              ------------   -----------
    Net increase in net assets resulting from operations....     1,093,372     1,601,627
                                                              ------------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,683,905)     (359,004)
                                                              ------------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    10,206,351    25,200,253
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................       206,284           --
                                                              ------------   -----------
                                                                10,412,635    25,200,253
    Cost of shares redeemed:
      No-Load Class.........................................   (10,152,742)     (200,190)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................       259,893    25,000,063
                                                              ------------   -----------
      Net increase (decrease) in net assets.................      (330,640)   26,242,686
NET ASSETS:
  Beginning of period.......................................    26,242,686           --
                                                              ------------   -----------
  End of period.............................................  $ 25,912,046   $26,242,686
                                                              ============   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $     55,712   $   552,659
                                                              ============   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                                 JANUARY 2, 2001*
                                                                 YEAR ENDED          THROUGH
                                                              OCTOBER 31, 2002   OCTOBER 31, 2001
                                                              ----------------   ----------------
Net asset value at beginning of period......................      $ 10.50            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.44(b)            0.36
Net realized and unrealized loss on investments.............        (0.03)              0.28
                                                                  -------            -------
Total from investment operations............................         0.41               0.64
                                                                  -------            -------
Less dividends:
From net investment income..................................        (0.59)             (0.14)
                                                                  -------            -------
Net asset value at end of period............................      $ 10.32            $ 10.50
                                                                  =======            =======
Total investment return.....................................         4.12%              6.45%(a)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         4.28%              4.31%+
 Net expenses...............................................         0.65%              0.65%+
 Expenses (before reimbursement)............................         0.82%              0.87%+
Portfolio turnover rate.....................................          110%               204%
Net assets at end of period (in 000's)......................      $25,912            $26,243

------------
 *  Commencement of Operations.
 +  Annualized.
(a) Total return is not annualized.
(b)  Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Ultra Short Term Income Fund(1)
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, the bond market enjoyed strong performance, largely as a result of falling stock prices. The decline in equities stemmed from corporate malfeasance, a weak job market, and geopolitical instability. As stocks continued to falter, many investors shifted assets into the fixed-income markets seeking a potentially "safer haven." With corporations laying off workers, lowering earnings estimates, and projecting meager profits, credit quality once again remained a primary concern for corporate-bond investors.

Despite conflicting indicators, the U.S. economy continued to advance, fueled by exceedingly low interest rates. The Federal Reserve lowered the targeted federal funds rate in November 2001 and again in December. After that, the Fed allowed interest rates to move with natural market forces through the end of October 2002. Home sales and refinancings rose as mortgage rates fell to their lowest level in almost four decades. Consumer spending, which accounts for about two-thirds of the U.S. economy, remained relatively strong throughout the 12-month period.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Ultra Short Term Income Fund(1) returned 2.74% for No-Load Class shares. No-Load Class shares outperformed the 1.89% return of the average Lipper(2) ultra-short obligations fund over the same period. No-Load Class shares underperformed the 3.26% return of the Salomon Smith Barney 1-Year Treasury Benchmark Index(3) for the 12 months ended October 31, 2002.

The Fund outperformed its Lipper peers due to the high quality of the securities in the portfolio as a flight to quality swept the market. The Fund's performance relative to the Salomon Smith Barney 1-Year Treasury Benchmark Index was attributable primarily to the strong performance of Treasuries relative to other securities held by the Fund.

The Fund's No-Load Class shares were rated four stars overall out of 68 ultrashort bond funds by Morningstar(4) as of October 31, 2002. The Fund's No-Load Class shares were rated four stars out of 68 ultrashort bond funds for the three-year period then ended and four stars out of 44 ultrashort bond funds for the five-year period then ended.

FUND STRATEGIES

As stated in the prospectus, the maximum duration of the Fund is 13 months. Although this means that total return will generally be lower than a portfolio with a longer duration, the Fund typically carries less intrinsic risk. The Fund does not generally engage in market timing or bond swapping. Securities are purchased primarily for their quality rating (investment grade or better) and are selected to maintain a portfolio duration of approximately one year.

Corporate bonds in the portfolio outperformed U.S. government issues by only a narrow margin. This was due to deterioration in corporate bond credit characteristics and a flight to quality. These market forces combined to make government issues more attractive to many investors. The Fund main-
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Shareholders have been informed that effective December 16, 2002, the Fund's name will change to Eclipse Ultra Short Duration Fund.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3) The Salomon Smith Barney 1-Year Treasury Benchmark Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics. Morningstar Rating is for No-Load Class shares only; other classes may have different performance characteristics.

--------------------------------------------------------------------------------

tained a larger-than-usual U.S. Treasury bill position during the reporting period, since high-quality, short-dated corporate bonds were difficult to find. This was particularly true as demand increased for a dwindling supply of high-quality issues.

Except for government securities, the Fund's maximum position in any one industry is 25%. Any shifts in the Fund's industry weightings generally result from the bonds that are available when the Fund receives new assets or existing investments mature. Aside from the larger-than-usual position in Treasury bills, there were no particularly significant shifts in industry weightings during the reporting period.

LOOKING AHEAD

We will continue to maintain the duration of the Fund at approximately one year and will seek securities that will maintain the current high quality of the Fund's portfolio. In early November 2002, the Federal Reserve again eased monetary policy by lowering the targeted federal funds rate another 50 basis points to 1.25%. With widespread uncertainty over corporate profits and earnings, the employment outlook, consumer confidence, and how tensions with Iraq will be resolved, it is difficult to say whether this move will help to stimulate and sustain an economic recovery.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                  ECLIPSE ULTRA SHORT TERM INCOME FUND VERSUS
                      SALOMON SMITH BARNEY 1-YEAR TREASURY
                                BENCHMARK INDEX



                              NO-LOAD CLASS SHARES
[INSTITUTIONAL CLASS SHARES GRAPH]

                                                              ECLIPSE ULTRA SHORT TERM INCOME      SALOMON SMITH BARNEY 1-YEAR
                                                                            FUND                     TREASURY BENCHMARK INDEX
                                                              -------------------------------      ---------------------------
12/27/94                                                                   10000                              10000
95                                                                         10783                              11848
96                                                                         11374                              12061
97                                                                         12080                              12292
98                                                                         12838                              12524
99                                                                         13367                              12792
00                                                                         14248                              12975
01                                                                         15150                              13218
10/31/02                                                                   15578                              15786

                              $10,000 INVESTED IN
                  ECLIPSE ULTRA SHORT TERM INCOME FUND VERSUS
                      SALOMON SMITH BARNEY 1-YEAR TREASURY
                                BENCHMARK INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                              ECLIPSE ULTRA SHORT TERM INCOME      SALOMON SMITH BARNEY 1-YEAR
                                                                            FUND                     TREASURY BENCHMARK INDEX
                                                              -------------------------------      ---------------------------
12/27/94                                                                   10000                              10000
95                                                                         10756                              11848
96                                                                         11329                              12061
97                                                                         12004                              12292
98                                                                         12725                              12524
99                                                                         13216                              12792
00                                                                         14052                              12975
01                                                                         14905                              13218
10/31/02                                                                   15298                              15786

Source: Bloomberg, 10/31/02

 THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                                                     AVERAGE ANNUAL TOTAL RETURNS*
                      PERFORMANCE                                                        AS OF OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------
                                                                                ONE YEAR   FIVE YEARS   SINCE INCEPTION+
------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund No-Load Class                                2.74%       5.41%           5.81%
Eclipse Ultra Short Term Income Fund Service Class(+)                             2.49        5.15            5.56
Average Lipper ultra-short obligations fund(++)                                   1.89        4.97            5.54
Salomon Smith Barney 1-Year Treasury Benchmark
  Index(sec.)                                                                     3.26        5.60            6.00

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1995                                                                             7.83
1996                                                                             5.48
1997                                                                             6.21
1998                                                                             6.27
1999                                                                             4.12
2000                                                                             6.59
2001                                                                             6.42
2002                                                                             2.74

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 12/27/94, up to 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Salomon Smith Barney 1-Year Treasury Benchmark Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE ULTRA SHORT TERM INCOME FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

------------
+ Percentages indicated are based on Fund net assets.

LONG-TERM INVESTMENTS (57.5%)+
ASSET-BACKED SECURITIES (3.1%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  -------------------------
CREDIT CARD RECEIVABLES (3.1%)
Associates Credit Card Trust
 Series 2000-1 Class A
 1.94%, due 5/17/06 (a).........  $   500,000   $   500,094
Discover Card Master Trust I
 Series 1999-5 Class A
 1.983%, due 12/18/06 (a).......      415,000       415,553
First USA Credit Card Master
 Trust
 Series 1997-2 Class A
 1.945%, due 1/17/07 (a)........      150,000       150,111
Fleet Credit Card Master Trust
 Series 1996-A Class A2
 2.033%, due 11/15/05 (a).......      200,000       200,073
MBNA Master Credit Card Trust
 Series 1997-C Class A
 1.913%, due 8/15/06 (a)........      275,000       275,196
 Series 1997-J Class A
 1.923%, due 2/15/07 (a)........      400,000       400,612
                                                -----------
Total Asset-Backed Securities
 (Cost $1,941,826)..............                  1,941,639
                                                -----------
CORPORATE BONDS (43.7%)
AEROSPACE & DEFENSE (1.1%)
Boeing Co. (The)
 6.35%, due 6/15/03.............      650,000       662,704
                                                -----------
BANKS (2.6%)
Bank of America Corp., Series I
 2.108%, due 10/22/04 (a).......      750,000       752,874
Golden West Financial Corp.
 6.00%, due 10/1/03.............      300,000       310,789
Wachovia Corp.
 6.70%, due 6/21/04.............      250,000       267,785
Wells Fargo & Co.
 6.625%, due 7/15/04............      250,000       268,441
                                                -----------
                                                  1,599,889
                                                -----------
BEVERAGES (3.0%)
Anheuser-Busch Cos., Inc.
 6.75%, due 8/1/03..............      782,000       814,288
Coca-Cola Co. (The)
 4.00%, due 6/1/05..............      430,000       446,971
PepsiCo, Inc.
 5.75%, due 1/2/03..............      610,000       613,230
                                                -----------
                                                  1,874,489
                                                -----------
BIOTECHNOLOGY (0.5%)
Monsanto Co., Series D
 6.11%, due 2/3/05..............      300,000       323,242
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Pitney Bowes, Inc.
 5.50%, due 4/15/04.............      795,000       832,930
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE

ASSET-BACKED SECURITIES (3.1%)
                                  ------------------------
DIVERSIFIED FINANCIALS (10.4%)
American General Finance Corp.
 5.875%, due 12/15/05...........  $   100,000   $   106,591
 Series E
 6.25%, due 12/18/02............      100,000       100,498
Associates Corp. of
 North America
 2.008%, due 5/8/03 (a).........      200,000       200,242
Beneficial Corp.
 Series H
 6.575%, due 12/16/02...........      175,000       174,071
 Series I
 6.80%, due 9/15/03.............      250,000       242,832
Caterpillar Financial
 Services Corp., Series F
 5.72%, due 5/9/03..............      500,000       509,838
ChevronTexaco Corp.
 6.19%, due 7/9/03..............      150,000       154,541
General Electric Capital Corp.
 Series A
 4.25%, due 1/28/05.............      800,000       827,927
 5.375%, due 4/23/04............      200,000       209,478
Heller Financial, Inc.
 6.00%, due 3/19/04.............      495,000       520,223
Household Finance Corp.
 6.00%, due 5/1/04..............      103,000        97,093
 7.00%, due 8/1/03..............      206,000       200,953
International Business Machines
 Credit Corp.
 6.45%, due 11/12/02............      100,000       100,089
International Lease
 Finance Corp.
 Series M
 5.50%, due 6/7/04..............      200,000       205,030
 6.75%, due 11/3/03.............      250,000       258,083
Lehman Brothers Holdings, Inc.
 7.125%, due 9/15/03............      150,000       156,519
Merrill Lynch & Co., Inc.
 6.00%, due 2/12/03.............      200,000       202,149
Minnesota Mining &
 Manufacturing Co., Series C
 4.25%, due 9/1/04..............      750,000       781,438
Toyota Motor Credit Corp.
 5.625%, due 11/13/03...........      525,000       544,560
Wells Fargo Financial, Inc.
 5.375%, due 9/30/03............      250,000       257,759
Zeneca Wilmington, Inc.
 6.30%, due 6/15/03.............      570,000       584,940
                                                -----------
                                                  6,434,854
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
Ameritech Capital Funding Corp.
 6.30%, due 10/15/04............  $   250,000   $   265,690
Bell Atlantic Maryland, Inc.
 6.00%, due 5/1/03..............      500,000       506,391
BellSouth Telecommunications,
 Inc.
 6.25%, due 5/15/03.............      300,000       306,452
 6.50%, due 6/15/05.............      200,000       218,331
Ohio Bell Telephone Co.
 6.125%, due 5/15/03............      250,000       254,486
Southern New England Telephone
 Co.
 Series C
 6.125%, due 12/15/03...........      295,000       305,639
                                                -----------
                                                  1,856,989
                                                -----------
ELECTRIC UTILITIES (0.8%)
Alabama Power Co., Series N
 4.875%, due 9/1/04.............      500,000       518,496
                                                -----------
FOOD PRODUCTS (1.8%)
Campbell Soup Co.
 6.15%, due 12/1/02.............      350,000       350,920
Sara Lee Corp.
 Series A
 5.75%, due 9/3/03..............      250,000       257,680
 Series C
 6.00%, due 12/5/05.............      250,000       273,091
Unilever Capital Corp.
 6.75%, due 11/1/03.............      250,000       262,047
                                                -----------
                                                  1,143,738
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
Cardinal Health, Inc.
 6.50%, due 2/15/04.............      300,000       316,476
UnitedHealth Group, Inc.
 6.60%, due 12/1/03.............      300,000       313,268
                                                -----------
                                                    629,744
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.3%)
McDonald's Corp., Series G
 4.15%, due 2/15/05.............      500,000       521,003
 5.15%, due 7/1/04..............      250,000       262,434
                                                -----------
                                                    783,437
                                                -----------
HOUSEHOLD DURABLES (0.3%)
Stanley Works (The)
 5.75%, due 3/1/04..............      200,000       207,862
                                                -----------
HOUSEHOLD PRODUCTS (2.9%)
Colgate-Palmolive Co., Series C
 5.27%, due 12/1/03.............    1,000,000     1,032,119
Procter & Gamble Co. (The)
 5.25%, due 9/15/03.............      725,000       745,755
                                                -----------
                                                  1,777,874
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE

                                  ------------------------
INSURANCE (1.7%)
American International
 Group, Inc.
 Series F
 3.20%, due 10/27/03............  $   250,000   $   253,075
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04............      535,000       574,091
Progressive Corp. (The)
 6.60%, due 1/15/04.............      200,000       210,254
                                                -----------
                                                  1,037,420
                                                -----------
MEDIA (0.5%)
Gannett Co., Inc.
 4.95%, due 4/1/05..............      300,000       316,675
                                                -----------
MULTILINE RETAIL (1.0%)
Target Corp.
 6.625%, due 3/1/03.............      115,000       116,532
Wal-Mart Stores, Inc.
 3.25%, due 9/29/03.............      250,000       252,950
 4.375%, due 8/1/03.............      215,000       219,328
                                                -----------
                                                    588,810
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.3%)
Cincinnati Gas & Electric Co.
 6.45%, due 2/15/04.............      150,000       155,452
Duke Energy Corp.
 6.125%, due 7/22/03............      400,000       409,332
 Series B
 6.625%, due 2/1/03.............      250,000       252,162
                                                -----------
                                                    816,946
                                                -----------
OIL & GAS (0.8%)
ConocoPhillips
 6.65%, due 3/1/03..............      500,000       506,650
                                                -----------
PERSONAL PRODUCTS (1.3%)
Gillette Co. (The)
 6.25%, due 8/15/03.............      790,000       815,974
                                                -----------
PHARMACEUTICALS (5.7%)
Abbott Laboratories
 5.60%, due 10/1/03.............      940,000       970,025
Merck & Co., Inc., Series E
 4.125%, due 1/18/05............    1,000,000     1,041,514
Pfizer, Inc.
 3.625%, due 11/1/04............    1,000,000     1,029,515
Warner-Lambert Co.
 5.75%, due 1/15/03.............      250,000       251,598
Wyeth
 5.875%, due 3/15/04............      250,000       257,940
                                                -----------
                                                  3,550,592
                                                -----------
SOFTWARE (1.0%)
International Business Machines
 Corp.
 5.10%, due 11/10/03............      265,000       273,585
 5.37%, due 9/22/03.............      365,000       375,354
                                                -----------
                                                    648,939
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
TOBACCO (0.4%)
Philip Morris Cos., Inc.
 6.80%, due 12/1/03.............  $   250,000   $   258,907
                                                -----------
Total Corporate Bonds
 (Cost $26,817,015).............                 27,187,161
                                                -----------
FEDERAL AGENCIES (10.7%)
FEDERAL FARM CREDIT BANK (1.7%)
 3.875%, due 12/15/04...........    1,000,000     1,037,328
                                                -----------
FEDERAL HOME LOAN BANK (3.7%)
 3.625%, due 10/15/04...........      500,000       516,477
 4.125%, due 11/15/04...........      500,000       520,887
 4.625%, due 8/13/04............      250,000       261,749
 5.08%, due 10/20/03............      225,000       232,670
 5.44%, due 10/15/03............      500,000       518,493
 5.63%, due 9/2/03..............      250,000       258,457
                                                -----------
                                                  2,308,733
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.6%)
 5.00%, due 1/1/07-9/15/07......      928,978       960,279
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
 5.00%, due 2/25/08.............      500,000       515,073
                                                -----------
STUDENT LOAN MORTGAGE ASSOCIATION (2.9%)
 1.958%, due 7/16/03 (a)........    1,000,000     1,001,668
 2.028%, due 8/27/04 (a)........      800,000       802,889
                                                -----------
                                                  1,804,557
                                                -----------
Total Federal Agencies
 (Cost $6,511,534)..............                  6,625,970
                                                -----------
Total Long-Term Investments
 (Cost $35,270,375).............                 35,754,770
                                                -----------
SHORT-TERM INVESTMENTS (41.3%)

CORPORATE BONDS (11.3%)
BEVERAGES (0.2%)
Coca-Cola Co. (The)
 6.00%, due 7/15/03.............      100,000       102,872
                                                -----------
BUILDING PRODUCTS (0.5%)
Masco Corp.
 6.125%, due 9/15/03............      300,000       307,716
                                                -----------
DIVERSIFIED FINANCIALS (3.1%)
Bear Stearns Co., Inc.
 6.125%, due 2/1/03.............      250,000       252,311
Beneficial Corp.
 Series E
 7.68%, due 11/29/02............      230,000       229,402

                                    PRINCIPAL
                                       AMOUNT         VALUE

                                  ------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
Chubb Capital Corp.
 6.875%, due 2/1/03.............  $   500,000   $   505,068
Household Finance Corp.
 5.875%, due 11/1/02............      250,000       250,000
Lehman Brothers Holdings, Inc.
 6.25%, due 4/1/03..............      200,000       203,204
Morgan Stanley
 Dean Witter & Co.
 Series C
 7.375%, due 4/15/03............      350,000       358,638
Salomon, Inc.
 7.50%, due 2/1/03..............      150,000       152,003
                                                -----------
                                                  1,950,626
                                                -----------
ELECTRIC UTILITIES (1.1%)
Georgia Power Co., Series F
 5.75%, due 1/31/03.............      275,000       276,991
Wisconsin Electric Power Co.
 6.625%, due 12/1/02............      375,000       376,104
                                                -----------
                                                    653,095
                                                -----------
FOOD PRODUCTS (1.6%)
Archer-Daniels-Midland Co.
 6.25%, due 5/15/03.............      505,000       516,925
Heinz (H.J.) Co.
 6.875%, due 1/15/03............      450,000       453,957
                                                -----------
                                                    970,882
                                                -----------
MEDIA (0.5%)
Viacom, Inc.
 6.75%, due 1/15/03.............      300,000       302,440
                                                -----------
MULTILINE RETAIL (2.2%)
Sears Roebuck Acceptance Corp.
 6.00%, due 3/20/03.............      358,000       358,595
Target Corp.
 6.40%, due 2/15/03.............      700,000       708,226
Wal-Mart Stores, Inc.
 6.375%, due 3/1/03.............      325,000       329,570
                                                -----------
                                                  1,396,391
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Baltimore Gas & Electric Co.
 6.75%, due 12/15/02............      250,000       251,179
Wisconsin Public Service Corp.
 6.80%, due 2/1/03..............      200,000       201,978
                                                -----------
                                                    453,157
                                                -----------
OIL & GAS (0.1%)
Atlantic Richfield Co.
 5.55%, due 4/15/03.............       50,000        50,865
                                                -----------
PHARMACEUTICALS (0.9%)
Lilly (Eli) & Co.
 6.25%, due 3/15/03.............      525,000       532,395
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                  ------------------------
TOBACCO (0.4%)
Philip Morris Cos., Inc.
 7.25%, due 1/15/03.............  $   270,000   $   272,090
                                                -----------
Total Corporate Bonds
 (Cost $6,998,180)..............                  6,992,529
                                                -----------
U.S. GOVERNMENT (30.0%)
United States Treasury Bills
 1.40%, due 4/24/03.............    1,000,000       993,233
 1.54%, due 2/6/03..............      500,000       498,101
 1.55%, due 12/12/02-2/20/03....    1,500,000     1,494,767
 1.56%, due 2/13/03.............      500,000       497,963
 1.57%, due 1/30/03.............      500,000       498,225
 1.59%, due 1/30/03.............      500,000       498,225
 1.60%, due 1/16/03-2/13/03.....    2,000,000     1,993,046
 1.61%, due 4/10/03.............    1,000,000       993,733
 1.62%, due 4/17/03.............      750,000       745,094
 1.67%, due 11/14/02-1/2/03.....    4,000,000     3,991,826
 1.68%, due 1/9/03..............    1,000,000       997,298
 1.73%, due 12/19/02............    1,000,000       997,678
 1.76%, due 12/12/02............      750,000       748,486
 1.83%, due 12/5/02.............    1,000,000       998,254
 1.85%, due 11/7/02-11/29/02....    1,750,000     1,748,601
 1.86%, due 11/21/02............    1,000,000       998,961
                                                -----------
                                                 18,693,491
                                                -----------
Total U.S. Government
 (Cost $18,688,519).............                 18,693,491
                                                -----------
Total Short-Term Investments
 (Cost $25,686,699).............                 25,686,020
                                                -----------
Total Investments
 (Cost $60,957,074) (b).........         98.8%   61,440,790(c)
Cash and Other Assets,
 Less Liabilities...............          1.2       732,932
                                  -----------    ----------
Net Assets......................        100.0%  $62,173,722
                                  ===========   ===========

------------
(a) Floating rate. Rate shown is the rate in effect at October 31, 2002.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At October 31, 2002 net unrealized appreciation was $483,716, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $527,537 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $43,821.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost $60,957,074)...............................  $61,440,790
 Cash..............................................      202,674
 Receivables:
   Interest........................................      536,602
   Manager.........................................       19,720
   Fund shares sold................................       12,001
 Other assets......................................       12,706
                                                     -----------
       Total assets................................   62,224,493
                                                     -----------
LIABILITIES:
 Payables:
   Professional....................................       29,835
   Transfer agent..................................        3,710
   Shareholder communication.......................        3,306
   Custodian.......................................        1,389
   Fund shares redeemed............................          126
 Accrued expenses..................................       12,405
                                                     -----------
       Total liabilities...........................       50,771
                                                     -----------
 Net assets........................................  $62,173,722
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    61,514
   Service Class...................................           13
 Additional paid-in capital........................   61,680,626
 Accumulated undistributed net investment income...      370,088
 Accumulated net realized loss on investments......     (422,235)
 Net unrealized appreciation on investments........      483,716
                                                     -----------
 Net assets........................................  $62,173,722
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $62,161,009
                                                     ===========
 Shares of capital stock outstanding...............    6,151,354
                                                     ===========
 Net asset value per share outstanding.............  $     10.11
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $    12,713
                                                     ===========
 Shares of capital stock outstanding...............        1,258
                                                     ===========
 Net asset value per share outstanding.............  $     10.11
                                                     ===========


STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest.........................................  $1,477,560
                                                      ----------
 Expenses:
   Manager..........................................     203,748
   Professional.....................................      51,367
   Registration.....................................      20,201
   Transfer agent...................................      18,013
   Portfolio pricing................................      13,587
   Directors........................................       8,297
   Custodian........................................       7,923
   Shareholder communication........................       6,039
   Miscellaneous....................................      23,530
                                                      ----------
       Total expenses before
        reimbursement...............................     352,705
   Expense reimbursement from Manager...............    (250,830)
                                                      ----------
       Net expenses.................................     101,875
                                                      ----------
 Net investment income..............................   1,375,685
                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments...................    (149,986)
 Net change in unrealized appreciation on
   investments......................................     339,112
                                                      ----------
 Net realized and unrealized gain on investments....     189,126
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $1,564,811
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002, the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                 2002          2001*         2000
                                                              -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 1,375,685   $   336,752   $   423,919
    Net realized gain (loss) on investments.................     (149,986)        2,689       (98,957)
    Net change in unrealized appreciation on investments....      339,112       124,865       106,515
                                                              -----------   -----------   -----------
    Net increase in net assets resulting from operations....    1,564,811       464,306       431,477
                                                              -----------   -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................   (1,047,125)     (295,223)     (424,051)
      Service Class.........................................           (1)          --            --
                                                              -----------   -----------   -----------
        Total dividends to shareholders.....................   (1,047,126)     (295,223)     (424,051)
                                                              -----------   -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   66,525,199    15,883,758     1,197,898
      Service Class.........................................       13,675           --            --
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      No-Load Class.........................................      210,606       272,968       385,041
      Service Class.........................................            1           --            --
                                                              -----------   -----------   -----------
                                                               66,749,481    16,156,726     1,582,939
    Cost of shares redeemed:
      No-Load Class.........................................  (24,150,139)   (4,131,626)   (2,419,914)
      Service Class.........................................         (998)          --            --
                                                              -----------   -----------   -----------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   42,598,344    12,025,100      (836,975)
                                                              -----------   -----------   -----------
      Net increase (decrease) in net assets.................   43,116,029    12,194,183      (829,549)
NET ASSETS:
  Beginning of period.......................................   19,057,693     6,863,510     7,693,059
                                                              -----------   -----------   -----------
  End of period.............................................  $62,173,722   $19,057,693   $ 6,863,510
                                                              ===========   ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   370,088   $    32,958   $       --
                                                              ===========   ===========   ===========

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                         NO-LOAD CLASS                                    SERVICE CLASS
                          ----------------------------------------------------------------------------   ----------------
                                              JANUARY 1, 2001           YEAR ENDED DECEMBER 31            JULY 1, 2002**
                             YEAR ENDED           THROUGH        -------------------------------------       THROUGH
                          OCTOBER 31, 2002   OCTOBER 31, 2001*    2000      1999      1998      1997     OCTOBER 31, 2002
                          ----------------   -----------------   -------   -------   -------   -------   ----------------
Net asset value at
  beginning of period...      $ 10.04             $  9.81        $  9.81   $ 10.03   $ 10.00   $ 10.03       $ 10.04
                              -------             -------        -------   -------   -------   -------       -------
Net investment income...         0.24                0.43(b)        0.63      0.63      0.59      0.64          0.05
Net realized and
  unrealized gain (loss)
  on investments........         0.03                0.19(b)         --      (0.22)     0.03     (0.03)         0.06
                              -------             -------        -------   -------   -------   -------       -------
Total from investment
  operations............         0.27                0.62           0.63      0.41      0.62      0.61          0.11
                              -------             -------        -------   -------   -------   -------       -------
Less dividends from net
  investment income.....        (0.20)              (0.39)         (0.63)    (0.63)    (0.59)    (0.64)        (0.04)
                              -------             -------        -------   -------   -------   -------       -------
Net asset value at end
  of period.............      $ 10.11             $ 10.04        $  9.81   $  9.81   $ 10.03   $ 10.00       $ 10.11
                              =======             =======        =======   =======   =======   =======       =======
Total investment
  return................         2.74%               6.42%(a)       6.59%     4.12%     6.27%     6.21%         1.13%(a)
Ratios (to average net
  assets)/ Supplemental
  Data:
  Net investment
    income..............         2.70%               5.38%+(b)      6.30%     6.11%     6.20%     6.61%         2.45%+
  Net expenses..........         0.20%               0.20%+         0.21%#    0.12%#    0.05%#    0.00%#        0.45%+
  Expenses (before
    reimbursement)......         0.69%               1.32%+         0.72%     0.65%     0.90%     0.82%         0.94%+
Portfolio turnover
  rate..................           22%                 49%            45%       44%       36%       45%           22%
Net assets at end of
  period (in 000's).....      $62,161             $19,058        $ 6,864   $ 7,693   $ 8,721   $ 5,393       $    13

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Commencement of Operations.
 +  Annualized.
 # Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.36%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Asset Manager Fund
--------------------------------------------------------------------------------

During the 12 months ended October 31, 2002, the U.S. economy sent mixed signals. On the positive side, consumer spending generally remained strong, supported by extremely low mortgage rates and high levels of refinancing activity. Low interest rates also strengthened the housing market. On the downside, real estate markets showed bubble-like symptoms in some parts of the country. If real estate values suddenly dropped, the impact on personal wealth could be severe and might slow the pace of consumer spending.

Despite lower borrowing costs, economic uncertainty left many corporations reticent to increase their debt. Corporate layoffs steadily eroded employment figures, and lower corporate profits drew attention to looming pension obligations. Meanwhile, deficit spending that began with the war on terrorism raised the specter of higher taxes. Middle East tensions might lead to higher oil prices, particularly if the United States were to face armed conflict with Iraq. A sharp rise in the cost of oil could derail an economic recovery by reducing business spending when it's needed most.

Negative investor sentiment and global economic woes drove international stock markets lower throughout the 12 months ended October 31, 2002. Bad economic news, flat domestic demand, depressed consumer and business confidence, and the possibility of contractions in gross domestic product moved many investors out of European equity markets. The recent strength of the euro helped increase export activity, but with sluggish worldwide demand, shifting currencies appear unlikely to spark a global economic upturn. The European Central Bank's staunch resistance to monetary easing has helped keep the situation at a standstill.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Asset Manager Fund returned -8.78% for No-Load Class shares and -8.96% for Service Class shares. Both share classes underperformed the -8.47% return of the average Lipper(1) flexible portfolio fund over the same period. The Fund underperformed its composite benchmark,(2) which consists of 60% equities, 30% bonds, and 10% cash and returned -7.04% for the reporting period. During the 12-month reporting period, the S&P 500 Index(3) returned -15.11%, the Salomon Smith Barney Broad Investment Grade Bond Index(4) returned 5.75%, and the Salomon Smith Barney 1-Month T-Bill Index,(5) returned 1.76%.

Both share classes of Eclipse Asset Manager Fund were rated four stars overall out of 686 domestic hybrid funds by Morningstar(6) as of October 31, 2002. Both share classes were rated three stars out of 686 domestic hybrid funds for the three-year period then ended, both share classes were rated four stars out of 517 domestic hybrid funds for the five-year period then ended, and No-Load
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Stocks of small companies may be subject to greater price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2 )The Asset Manager Composite Index is an unmanaged index that is comprised of the S&P 500(R) Index, the Salomon Smith Barney Broad Investment Grade Bond Index, and 30-day Treasury Bills weighted 60%/30%/10%, respectively. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or composite.
(3 )"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4 )The Salomon Smith Barney Broad Investment Grade Bond Index--the SSB BIG Bond
    Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(5 )The Salomon Smith Barney 1-Month T-Bill Index is an unmanaged index that is considered representative of the 30-day T-bill market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(6 )For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

--------------------------------------------------------------------------------

Class shares were rated four stars out of 129 domestic hybrid funds for the 10-year period ended October 31, 2002.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

During the 12 months ended October 31, 2002, Eclipse Asset Manager Fund had an average allocation of 60.4% to equities, 29.6% to bonds, and 10% to cash. Within the Fund's equity allocation, U.S. equities, at 49.5%, were underweighted relative to the Fund's composite benchmark, and international equities, at 10.9%, were over-weighted.

The Fund is subject to specific constraints in both the asset classes in which it may invest and the percentage of net assets that may be invested in each asset class. Among the Fund's menu of available investments, the best-performing asset class for the reporting period was the real estate investment trust (REIT) sector,(7) which returned +6.69%. The Fund's allocation to REITs had a positive impact on Fund performance relative to other equity asset classes. The Fund also benefited from its decision to maintain an underweighted position in U.S. large-cap stocks and overweighted positions in small-and mid-cap stocks. Although stocks at all capitalization levels declined, smaller companies generally fared better than larger ones over the 12-month reporting period.

All of the international equity markets to which the Fund had exposure (through investments in foreign futures) experienced negative returns during the 12 months ended October 31, 2002. In local currency terms, the best-performing international equity markets in which the Fund invested were Australia (-2.43%), United Kingdom (-6.28%), and Canada (-9.90%). As a result, the Fund's overweighted position in these countries benefited performance. In local currency terms, the worst-performing international markets in which the Fund may invest were France (-30.85%), Germany (-25.45%), and Italy (-22.47%). The Fund's relatively larger overweighted positions in these countries, as compared to its holdings in the top-performing countries, detracted from the Fund's performance. The Fund's overweighted position in equities versus income securities also hurt performance as investors sought relief from equity-market volatility by investing in bonds and cash.

LOOKING AHEAD

The outlook for the global economy hinges on a number of variables. With U.S. interest rates at 40-year lows and the European Central Bank refusing to ease monetary policy, other factors may be needed to jump-start a recovery. Since businesses are looking for ways to increase productivity and reduce costs, we may see long-term benefits from the current slowdown. Even so, the possibility of rising oil prices remains a global threat.

While recovery could begin anywhere in the world, many investors are looking to the United States for leadership. Europe and Japan are highly dependent upon the recovery of U.S. consumer confidence and demand. About one-fifth of Europe's revenues come from North America, and Japan relies heavily on revenues from exports to the United States.

Whatever the markets or the global economy may bring, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money market investments.

JEFFERSON C. BOYCE
ELIAS BELESSAKOS
Portfolio Managers

New York Life Investment Management LLC

--------------------------------------------------------------------------------
(7 )Returns for individual sectors and markets reflect major unmanaged indices considered representative of the specific sectors or markets. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                       ASSET MANAGER COMPOSITE INDEX AND
                               SSB BIG BOND INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                             ASSET MANAGER COMPOSITE
                                               ECLIPSE ASSET MANAGER FUND             INDEX                SSB BIG BOND INDEX
                                               --------------------------    -----------------------       ------------------
10/31/92                                                10000.00                    10000.00                    10000.00
93                                                      11177.00                    11285.00                    11197.00
94                                                      11080.00                    11467.00                    10794.00
95                                                      14051.00                    13870.00                    12490.00
96                                                      16322.00                    16156.00                    13225.00
97                                                      20679.00                    19737.00                    14391.00
98                                                      25085.00                    23083.00                    15744.00
99                                                      28052.00                    26688.00                    15821.00
00                                                      28399.00                    28467.00                    16972.00
01                                                      26926.00                    25225.00                    19450.00
10/31/02                                                23606.00                    23450.00                    20571.00

Source: Lipper Inc. and Bloomberg, 10/31/02

 THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                       ASSET MANAGER COMPOSITE INDEX AND
                               SSB BIG BOND INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                             ASSET MANAGER COMPOSITE    SALOMON SMITH BARNEY BIG
                                               ECLIPSE ASSET MANAGER FUND             INDEX                    BOND INDEX
                                               --------------------------    -----------------------    ------------------------
10/31/92                                                 10000                        10000                       10000
93                                                       11152                        11285                       11197
94                                                       11028                        11467                       10794
95                                                       13972                        13870                       12490
96                                                       16193                        16156                       13225
97                                                       20452                        19737                       14391
98                                                       24746                        23083                       15744
99                                                       27600                        26688                       15821
00                                                       27868                        28467                       16972
01                                                       26375                        25225                       19450
10/31/02                                                 23073                        23450                       20571

                                                                  AVERAGE ANNUAL TOTAL RETURNS*
              PERFORMANCE                                             AS OF OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------
                                                                 ONE YEAR   FIVE YEARS   10 YEARS
-------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund No-Load Class                           -8.78%      3.68%       8.97%
Eclipse Asset Manager Fund Service
 Class(+)                                                          -8.96       3.43        8.72
Average Lipper flexible portfolio
 fund(++)                                                          -8.47       1.37        6.92
Salomon Smith Barney Broad Investment Grade Bond Index(sec.)        5.75       7.40        7.47
Asset Manager Composite Index/                                     -7.04       3.51        8.90

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                                                                              7.09
1993                                                                              8.79
1994                                                                             -0.86
1995                                                                             26.81
1996                                                                             16.16
1997                                                                             26.69
1998                                                                             21.31
1999                                                                              5.58
2000                                                                             11.18
2001                                                                            -12.12
2002                                                                             -8.78

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Salomon Smith Barney Broad Investment Grade Bond Index--the SSB BIG
     Bond Index--is an unmanaged index that is considered representative of the U.S. bond market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(ll) The Asset Manager Composite Index is an unmanaged index that is comprised of the S&P 500(R) Index, the Salomon Smith Barney Broad Investment Grade Bond Index, and 30-day Treasury Bills weighted 60%/30%/10%, respectively. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index or composite.

INFORMATION ABOUT ECLIPSE ASSET MANAGER FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM BONDS (22.6%)+
CORPORATE BONDS (6.7%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AEROSPACE & DEFENSE (0.8%)
Honeywell International, Inc.
 7.50%, due 3/1/10.............  $ 1,000,000   $  1,159,860
United Technologies Corp.
 6.35%, due 3/1/11.............    2,000,000      2,219,634
                                               ------------
                                                  3,379,494
                                               ------------
AUTOMOBILES (0.3%)
Daimler-Benz of North America
 Corp., Series A
 7.375%, due 9/15/06...........    1,000,000      1,105,144
                                               ------------
BANKS (0.5%)
International Bank of
 Reconstruction & Development
 (zero coupon), due 2/15/15
 (d)...........................    1,197,000        601,419
 8.875%, due 3/1/26 (d)........    1,000,000      1,463,618
                                               ------------
                                                  2,065,037
                                               ------------
BEVERAGES (1.0%)
Bass North America, Inc.
 6.625%, due 3/1/03............    2,250,000      2,266,052
Coca-Cola Enterprises, Inc.
 7.00%, due 5/15/98............    1,650,000      1,798,662
                                               ------------
                                                  4,064,714
                                               ------------
DIVERSIFIED FINANCIALS (0.1%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04...........      500,000        523,537
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Citizens Communications Co.
 7.45%, due 1/15/04............    1,000,000        994,172
GTE South, Inc., Series C
 6.00%, due 2/15/08............    1,300,000      1,367,259
                                               ------------
                                                  2,361,431
                                               ------------
ELECTRIC UTILITIES (0.9%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03............    3,000,000      3,013,071
Tennessee Valley Authority
 Series F
 6.875%, due 12/15/43..........    1,000,000      1,038,261
                                               ------------
                                                  4,051,332
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.1%)
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).......    1,000,000        335,000
                                               ------------


CORPORATE BONDS (6.7%)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
FOREIGN GOVERNMENTS (0.5%)
Province of Quebec
 6.125%, due 1/22/11...........  $ 1,800,000   $  1,997,294
                                               ------------
GAS UTILITIES (0.1%)
El Paso Corp.
 6.95%, due 12/15/07...........    1,000,000        680,000
                                               ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Tyco International Group S.A.
 6.125%, due 1/15/09...........    1,000,000        860,000
                                               ------------
INSURANCE (0.9%)
Ambac Financial Group, Inc.
 9.375%, due 8/1/11............    1,000,000      1,268,061
American Re Corp., Series B
 7.45%, due 12/15/26...........      920,000        949,787
Axa Group
 8.60%, due 12/15/30...........    1,500,000      1,522,985
                                               ------------
                                                  3,740,833
                                               ------------
MEDIA (0.7%)
AOL Time Warner, Inc.
 7.625%, due 4/15/31...........    2,000,000      1,812,268
Cox Communications, Inc.
 6.50%, due 11/15/02...........    1,000,000      1,000,116
                                               ------------
                                                  2,812,384
                                               ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Corp.
 9.125%, due 7/1/22............      500,000        390,000
                                               ------------
Total Corporate Bonds
 (Cost $28,645,669)............                  28,366,200
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (15.9%)
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
(MORTGAGE PASS-THROUGH SECURITIES) (1.8%)
 6.00%, due 1/1/26-1/1/28......      568,691        588,819
 6.50%, due 2/1/27-10/1/29.....    5,503,480      5,712,334
 7.00%, due 3/1/26-7/1/30......      934,757        977,157
 7.50%, due 7/1/11-9/1/11......      123,402        131,259
 7.75%, due 10/1/07............      137,729        145,230
 8.00%, due 10/1/11-11/1/11....      166,396        177,608
                                               ------------
                                                  7,732,407
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
 6.625%, due 11/15/30..........    2,000,000      2,266,550
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES) (3.2%)
 6.00%, due 6/1/31.............  $ 7,004,810   $  7,210,674
 6.50%, due 11/1/03-7/1/29.....    2,561,797      2,654,271
 7.00%, due 10/1/03-7/1/30.....    1,759,140      1,836,942
 7.50%, due 7/1/11-10/1/15.....    1,147,110      1,220,951
 8.00%, due 7/1/09-11/1/11.....      272,270        291,083
 8.50%, due 6/1/26-10/1/26.....       49,713         53,636
 9.00%, due 6/1/26-9/1/26......       95,839        104,707
                                               ------------
                                                 13,372,264
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (1.0%)
 6.50%, due 4/15/29-8/15/29....       17,329         18,080
 7.00%, due 7/15/11-6/15/28....    1,869,752      1,976,205
 7.50%, due 3/15/26-10/15/30...    1,663,636      1,770,089
 8.00%, due 8/15/26-10/15/26...      197,315        212,637
 8.50%, due 11/15/26...........       81,170         88,306
 9.00%, due 4/15/25-11/15/26...       20,776         22,973
                                               ------------
                                                  4,088,290
                                               ------------
RESOLUTION FUNDING CORPORATION (0.4%)
 (zero coupon), due 10/15/10...    2,600,000      1,876,763
                                               ------------
UNITED STATES TREASURY BONDS (1.1%)
 5.25%, due 2/15/29............    2,650,000      2,685,298
 5.375%, due 2/15/31...........    1,000,000      1,055,508
 11.875%, due 11/15/03.........      700,000        775,387
                                               ------------
                                                  4,516,193
                                               ------------
UNITED STATES TREASURY NOTES (7.9%)
 4.625%, due 5/15/06...........    3,000,000      3,232,032
 4.75%, due 11/15/08...........   10,000,000     10,861,720
 4.875%, due 2/15/12...........    1,000,000      1,078,256
 5.625%, due 12/31/02..........    8,500,000      8,557,774
 5.75%, due 8/15/03............    2,300,000      2,378,913
 6.00%, due 8/15/04............    4,400,000      4,740,714
 7.00%, due 7/15/06............    2,100,000      2,438,852
                                               ------------
                                                 33,288,261
                                               ------------
Total U.S. Government & Federal
 Agencies
 (Cost $62,565,454)............                  67,140,728(e)
                                               ------------
Total Long-Term Bonds
 (Cost $91,211,123)............                  95,506,928
                                               ------------
COMMON STOCKS (48.6%)
                                   SHARES
                                 -----------
AEROSPACE & DEFENSE (0.8%)
AAR Corp. .....................        1,054          4,121
Aeroflex, Inc. (a).............        1,851         10,717
Alliant Techsystems, Inc.
 (a)...........................        1,151         69,233
Armor Holdings, Inc. (a).......          896         13,718
Be Aerospace, Inc. (a).........        1,061          3,247
Boeing Co. (The)...............       17,464        519,554


                                   SHARES
                                 -----------
                                      SHARES          VALUE
                                 -------------------------
AEROSPACE & DEFENSE (CONTINUED)
Curtiss-Wright Corp. ..........          314   $     19,415
DRS Technologies, Inc. (a).....          510         16,901
EDO Corp. .....................          606         10,151
Engineered Support
 Systems, Inc. ................          322         15,755
Esterline Technologies Corp.
 (a)...........................          640         11,616
Gencorp, Inc. .................        1,330         10,879
General Dynamics Corp. ........        4,240        335,511
Goodrich Corp. ................        2,089         31,544
Honeywell International,
 Inc. .........................       17,047        408,105
Kaman Corp. Class A............          691          7,725
L-3 Communication
 Holdings, Inc. (a)............        3,587        168,589
Lockheed Martin Corp. .........        9,448        547,039
Mercury Computer
 Systems, Inc. (a).............          667         20,111
Northrop Grumman Corp. ........        2,322        239,468
Precision Castparts Corp. .....        1,899         36,860
Raytheon Co. ..................        8,413        248,183
Rockwell Collins, Inc. ........        3,862         87,011
Sequa Corp. (a)................          380         14,634
Triumph Group, Inc. (a)........          488         12,015
United Technologies Corp. .....        9,869        608,621
                                               ------------
                                                  3,470,723
                                               ------------
AIR FREIGHT & LOGISTICS (0.5%)
Airborne, Inc. ................        1,768         22,789
Atlas Air Worldwide
 Holdings, Inc. (a)............        1,516          1,850
C.H. Robinson Worldwide,
 Inc. .........................        3,094         91,490
CNF Transportation, Inc. ......        1,758         56,590
EGL, Inc. (a)..................        1,805         24,133
Expeditors International of
 Washington, Inc. .............        3,818        120,305
FedEx Corp. (a)................        6,242        332,012
Forward Air Corp. (a)..........          671         11,628
J.B. Hunt Transport
 Services, Inc. (a)............        1,444         39,984
Ryder System, Inc. ............        1,301         29,858
United Parcel Service, Inc.
 Class B.......................       23,300      1,398,233
                                               ------------
                                                  2,128,872
                                               ------------
AIRLINES (0.1%)
Alaska Air Group, Inc. (a).....          972         21,034
AMR Corp. (a)..................        3,248         15,331
Atlantic Coast Airlines
 Holdings, Inc. (a)............        1,392         18,374
Delta Air Lines, Inc. .........        2,628         26,490
Frontier Airlines, Inc. (a)....          911          5,420
Mesa Air Group, Inc. (a).......        1,017          5,604
Midwest Express
 Holdings, Inc. (a)............          427          2,793

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
AIRLINES (CONTINUED)
Skywest, Inc. .................        1,763   $     26,746
Southwest Airlines Co. ........       16,120        235,352
                                               ------------
                                                    357,144
                                               ------------
AUTO COMPONENTS (0.2%)
ArvinMeritor, Inc. ............        2,503         37,920
Bandag, Inc. ..................          757         28,948
BorgWarner, Inc. ..............          971         43,675
Cooper Tire & Rubber Co. ......        1,564         20,348
Dana Corp. ....................        3,223         32,230
Delphi Corp. ..................       11,757         81,829
Federal Signal Corp. ..........        1,656         27,970
Gentex Corp. (a)...............        2,764         81,483
Goodyear Tire & Rubber Co.
 (The).........................        3,281         23,295
Intermet Corp. ................          795          3,180
Johnson Controls, Inc. ........        1,894        147,732
Lear Corp. (a).................        1,411         51,572
Midas, Inc. ...................          462          3,049
Modine Manufacturing Co. ......        1,221         21,355
Standard Motor Products,
 Inc. .........................          386          3,899
Superior Industries
 International, Inc. ..........          953         40,474
Tower Automotive, Inc. (a).....        2,030         10,759
TRW, Inc. .....................        2,713        144,603
Visteon Corp. .................        2,790         18,386
                                               ------------
                                                    822,707
                                               ------------
AUTOMOBILES (0.3%)
Coachmen Industries, Inc. .....          497          6,735
Ford Motor Co. ................       38,011        321,573
General Motors Corp. ..........       11,664        387,828
Harley-Davidson, Inc. .........        6,334        331,268
Monaco Coach Corp. (a).........          888         14,377
Thor Industries, Inc. .........          876         29,302
Winnebago Industries, Inc. ....          579         26,246
                                               ------------
                                                  1,117,329
                                               ------------
BANKS (3.9%)
American Financial
 Holdings, Inc. ...............          653         19,642
AmSouth Bancorp................        7,517        147,333
Anchor Bancorp
 Wisconsin, Inc. ..............          768         15,913
Associated Banc-Corp...........        2,810         94,304
Astoria Financial Corp. .......        3,266         85,504
Bank of America Corp. .........       31,390      2,191,022
Bank of Hawaii Corp. ..........        2,509         74,317
Bank of New York Co., Inc.
 (The).........................       15,119        393,094
Bank One Corp. ................       24,438        942,574
Banknorth Group, Inc. .........        5,463        126,578
BB&T Corp. ....................       10,034        363,732
Boston Private Financial
 Holdings, Inc. ...............          690         12,703
Charter One Financial, Inc. ...        4,837        146,464
Chittenden Corp. ..............          993         27,168
City National Corp. ...........        1,843         83,396


                                      SHARES          VALUE
                                 -------------------------
BANKS (CONTINUED)
Colonial BancGroup, Inc.
 (The).........................        4,398   $     52,600
Comerica, Inc. ................        3,681        160,712
Commerce Bancorp, Inc. ........        2,434        111,745
Commercial Federal Corp. ......        1,398         32,504
Community First
 Bankshares, Inc. .............        1,230         33,714
Compass Bancshares, Inc. ......        4,744        153,231
Cullen/Frost Bankers, Inc. ....        1,580         54,715
Dime Community Bancshares......          799         16,779
Downey Financial Corp. ........          870         33,669
East West Bancorp, Inc. .......          728         25,116
Fifth Third Bancorp............       12,120        769,620
First BanCorp..................        1,230         30,787
First Midwest Bancorp, Inc. ...        1,462         40,629
First Republic Bank (a)........          422          8,546
First Tennessee National
 Corp. ........................        2,626         97,372
First Virginia Banks, Inc. ....        2,626         98,291
FirstFed Financial Corp. (a)...          533         14,444
Firstmerit Corp. ..............        3,110         71,064
FleetBoston Financial Corp. ...       21,899        512,218
GBC Bancorp....................          356          7,227
Golden State Bancorp, Inc. ....        5,010        184,318
Golden West Financial Corp. ...        3,225        222,718
Greater Bay Bancorp............        1,848         28,164
GreenPoint Financial Corp. ....        3,685        160,555
Hibernia Corp. Class A.........        5,825        114,811
Hudson United Bancorp..........        1,395         42,478
Huntington Bancshares, Inc. ...        5,032         95,155
Independence Community Bank
 Corp. ........................        2,115         54,292
IndyMac Bancorp, Inc. (a)......        2,218         41,344
Investors Financial
 Services Corp. ...............        2,352         72,136
Irwin Financial Corp. .........          845         12,253
KeyCorp........................        8,909        217,647
M&T Bank Corp. ................        3,383        277,135
MAF Bancorp, Inc. .............          713         23,165
Marshall & Ilsley Corp. .......        4,412        124,242
Mellon Financial Corp. ........        9,037        255,657
Mercantile Bankshares Corp. ...        2,558         99,609
National City Corp. ...........       12,717        345,012
National Commerce
 Financial Corp. ..............        7,600        186,048
New York Community
 Bancorp, Inc. ................        3,952        114,845
North Fork
 Bancorporation, Inc. .........        3,397        130,649
Northern Trust Corp. ..........        4,625        161,043
PNC Financial Services
 Group, Inc. (The).............        5,881        239,121
Provident Bankshares Corp. ....          776         17,538
Provident Financial Group,
 Inc. .........................        1,804         46,886
Regions Financial Corp. .......        4,566        154,650
Riggs National Corp. ..........          879         13,932
Roslyn Bancorp, Inc. ..........        3,083         51,051

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
BANKS (CONTINUED)
Seacoast Financial
 Services Corp. ...............          748   $     16,247
Silicon Valley Bancshares
 (a)...........................        1,671         31,398
South Financial Group, Inc. ...        1,350         29,228
SouthTrust Corp. ..............        7,236        185,386
Southwest Bancorporation of
 Texas, Inc. (a)...............        1,028         29,041
Sovereign Bancorp, Inc. .......        9,593        135,069
Staten Island Bancorp, Inc. ...        1,845         34,096
Sterling Bancshares, Inc. .....        1,351         16,577
SunTrust Banks, Inc. ..........        5,966        362,971
Susquehanna Bancshares, Inc. ..        1,215         25,758
Synovus Financial Corp. .......        6,145        125,911
TCF Financial Corp. ...........        2,753        116,837
TrustCo Bank Corp. of NY.......        2,229         23,786
U.S. Bancorp...................       39,894        841,364
UCBH Holdings, Inc. ...........          605         25,343
Union Planters Corp. ..........        4,226        119,427
United Bankshares, Inc. .......        1,318         39,830
Wachovia Corp. ................       28,585        994,472
Washington Federal, Inc. ......        1,959         48,309
Washington Mutual, Inc. .......       20,179        721,601
Webster Financial Corp. .......        1,789         57,981
Wells Fargo Co. ...............       35,404      1,786,840
Westamerica Bankcorp...........        1,225         52,038
Whitney Holding Corp. .........        1,228         41,703
Wilmington Trust Corp. ........        2,419         73,417
Wintrust Financial Corp. ......          524         16,417
Zions Bancorp..................        1,896         76,238
                                               ------------
                                                 16,562,466
                                               ------------
BEVERAGES (1.4%)
Anheuser-Busch Cos., Inc. .....       18,079        953,848
Brown-Forman Corp. Class B.....        1,414        102,218
Coca-Cola Bottling Co.
 Consolidated..................          271         14,439
Coca-Cola Co. (The)............       51,758      2,405,712
Coca-Cola Enterprises, Inc. ...        9,341        222,689
Constellation Brands, Inc.
 Class A (a)...................        3,291         83,361
Coors (Adolph) Co. Class B.....          775         53,072
Pepsi Bottling Group, Inc.
 (The).........................        5,900        159,005
PepsiAmericas, Inc. ...........        5,666         86,973
PepsiCo, Inc. .................       36,978      1,630,730
                                               ------------
                                                  5,712,047
                                               ------------
BIOTECHNOLOGY (0.7%)
Amgen, Inc. (a)................       26,679      1,242,174
Arqule, Inc. (a)...............          757          4,345
Biogen, Inc. (a)...............        3,134        114,986
Bio-Technology General Corp.
 (a)...........................        1,803          5,716
Cephalon, Inc. (a).............        1,699         85,409
Charles River Laboratories
 International, Inc. (a).......        1,600         58,800
Chiron Corp. (a)...............        3,900        154,050
Enzo Biochem, Inc. (a).........          877         12,769


                                      SHARES          VALUE
                                 -------------------------
BIOTECHNOLOGY (CONTINUED)
Genzyme Corp. (a)..............        4,450   $    123,933
Gilead Sciences, Inc. (a)......        7,215        250,649
IDEC Pharmaceuticals Corp.
 (a)...........................        5,607        258,034
IDEXX Laboratories, Inc. (a)...        1,017         35,087
Incyte Genomics, Inc. (a)......        2,545         12,572
MedImmune, Inc. (a)............        5,190        132,604
Millennium Pharmaceuticals,
 Inc. (a)......................       10,384         77,257
Protein Design Labs, Inc.
 (a)...........................        3,248         26,958
Regeneron Pharmaceuticals, Inc.
 (a)...........................        1,358         20,547
Techne Corp. (a)...............        1,282         42,306
Vertex Pharmaceuticals, Inc.
 (a)...........................        2,790         54,712
                                               ------------
                                                  2,712,908
                                               ------------
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.
 (a)...........................        1,515        101,051
Apogee Enterprises, Inc. ......          874         10,339
Crane Co. .....................        1,267         23,275
ElkCorp........................          598          9,425
Griffon Corp. (a)..............        1,026         11,850
Lennox International, Inc. ....        1,763         22,813
Masco Corp. ...................       10,395        213,721
Simpson Manufacturing Co., Inc.
 (a)...........................          752         26,546
Universal Forest Products,
 Inc. .........................          552          9,864
York International Corp. ......        1,442         33,916
                                               ------------
                                                    462,800
                                               ------------
CHEMICALS (0.8%)
Air Products & Chemicals,
 Inc. .........................        4,781        211,320
Airgas, Inc. (a)...............        2,553         38,959
Albemarle Corp. ...............        1,523         42,827
Arch Chemicals, Inc. ..........          690         12,896
Cabot Corp. ...................        2,278         53,943
Cambrex Corp. .................          801         22,300
Chemfirst, Inc. ...............          436         12,413
Crompton Corp. ................        4,154         27,541
Cytec Industries, Inc. (a).....        1,451         35,129
Dow Chemical Co. (The).........       18,950        492,510
E.I. du Pont de Nemours &
 Co. ..........................       20,715        854,494
Eastman Chemical Co. ..........        1,634         59,379
Ecolab, Inc. ..................        2,712        130,854
Englehard Corp. ...............        2,688         59,539
Ferro Corp. ...................        1,448         35,432
FMC Corp. (a)..................        1,279         39,125
Georgia Gulf Corp. ............          988         21,489
Great Lakes Chemical Corp. ....        1,013         24,636
H.B. Fuller Co. ...............        1,036         29,495
Hercules, Inc. (a).............        2,144         20,582
IMC Global, Inc. ..............        4,236         46,596
International Flavors &
 Fragrances, Inc. .............        1,969         66,060
Lubrizol Corp. ................        5,889        170,781
Lyondell Chemical Co. .........        2,039         25,487
MacDermid, Inc. ...............          995         19,980
Material Sciences Corp. (a)....          455          4,987

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
CHEMICALS (CONTINUED)
Minerals Technologies, Inc. ...          748   $     32,845
Monsanto Co. ..................        5,471         90,436
Olin Corp. ....................        2,088         33,951
OM Group, Inc. ................          869          5,640
Omnova Solutions, Inc. (a).....        1,222          4,876
Penford Corp. .................          236          3,441
PolyOne Corp. .................        2,813         22,504
PPG Industries, Inc. ..........        3,548        166,862
Praxair, Inc. .................        3,406        185,627
Quaker Chemical Corp. .........          284          6,092
Rohm & Haas Co. ...............        4,650        154,705
RPM International, Inc. .......        4,192         63,131
Schulman (A.), Inc. ...........        1,070         18,725
Scotts Co. (The) Class A (a)...          914         43,506
Sigma-Aldrich Corp. ...........        1,485         67,939
Solutia, Inc. .................        3,835         17,066
Valspar Corp. (The)............        1,832         76,523
                                               ------------
                                                  3,552,623
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
ABM Industries, Inc. ..........        1,525         22,402
Administaff, Inc. (a)..........          864          5,253
Allied Waste Industries, Inc.
 (a)...........................        4,093         33,358
Angelica Corp. ................          266          6,211
Apollo Group, Inc. Class A
 (a)...........................        3,587        148,860
Arbitron, Inc. (a).............          903         30,837
Automatic Data
 Processing, Inc. .............       12,924        549,658
Avery Dennison Corp. ..........        2,284        142,156
Banta Corp. ...................          916         28,213
BISYS Group, Inc. (The) (a)....        4,396         78,688
Block (H&R), Inc. .............        3,798        168,555
Bowne & Co., Inc. .............        1,033         10,330
Career Education Corp. (a).....        1,673         67,104
CDI Corp. (a)..................          593         15,768
Cendant Corp. (a)..............       21,711        249,677
Central Parking Corp. .........        1,108         25,739
Ceridian Corp. (a).............        5,469         75,363
Certegy, Inc. (a)..............        2,545         53,445
CheckFree Corp. (a)............        2,875         46,805
Chemed Corp. ..................          302         10,645
Choicepoint, Inc. (a)..........        3,154        119,410
Cintas Corp. ..................        3,549        167,761
Concord EFS, Inc. (a)..........       10,600        151,368
Consolidated Graphics, Inc.
 (a)...........................          408          6,916
Convergys Corp. (a)............        3,565         53,047
Corinthian Colleges, Inc.
 (a)...........................        1,323         50,142
CPI Corp. .....................          249          3,424
CSG Systems
 International, Inc. (a).......        1,897         24,431
Deluxe Corp. ..................        1,291         59,670
DeVry, Inc. (a)................        2,558         36,324
Donnelley (R.R.) & Sons Co. ...        2,400         48,120
DST Systems, Inc. (a)..........        4,410        135,607
Dun & Bradstreet Corp. (The)
 (a)...........................        2,729         99,745
Education Management Corp.
 (a)...........................        1,289         47,306


                                      SHARES          VALUE
                                 -------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
eFunds Corp. (a)...............        1,437   $     12,674
Equifax, Inc. .................        3,027         71,316
First Data Corp. ..............       15,754        550,445
Fiserv, Inc. (a)...............        3,900        121,836
G&K Services, Inc. Class A.....          638         20,493
Global Payments, Inc. .........        1,133         32,007
Hall, Kinion &
 Associates, Inc. (a)..........          515          3,080
Heidrick & Struggles
 International, Inc. (a).......          558          6,942
Herman Miller, Inc. ...........        2,796         50,468
Hon Industries, Inc. ..........        2,156         55,086
Imagistics International, Inc.
 (a)...........................          604         11,240
Information Resources, Inc.
 (a)...........................          912          2,736
Insurance Auto
 Auctions, Inc. (a)............          377          6,032
Ionics, Inc. (a)...............          541         12,297
ITT Educational
 Services, Inc. (a)............        1,414         30,896
John H. Harland Co. ...........          901         17,254
Kelly Services, Inc. Class A...        1,317         31,160
Korn/Ferry International (a)...        1,486         12,676
Kroll, Inc. (a)................        1,187         23,123
Labor Ready, Inc. (a)..........        1,262          8,683
Manpower, Inc. ................        2,420         82,522
Memberworks, Inc. (a)..........          426          7,387
Mobile Mini, Inc. (a)..........          439          6,366
NCO Group, Inc. (a)............          789         10,833
NDC Health Corp. ..............        1,054         18,603
New England Business
 Service, Inc. ................          401          9,031
On Assignment, Inc. (a)........          834          7,090
Paychex, Inc. .................        7,819        225,344
Pegasus Solutions, Inc. (a)....          765          8,338
Pitney Bowes, Inc. ............        4,982        167,146
Pittston Brink's Group.........        1,986         42,044
Pre-paid Legal Services, Inc.
 (a)...........................          621         13,389
PRG-Schultz International, Inc.
 (a)...........................        1,970         18,384
Regis Corp. ...................        1,335         39,009
Republic Services, Inc. (a)....        6,027        124,036
Robert Half
 International, Inc. (a).......        3,700         61,790
Rollins, Inc. .................        1,104         26,110
Sabre Holdings Corp. (a).......        2,983         57,214
Sotheby's Holdings, Inc. Class
 A (a).........................        2,338         17,745
SOURCECORP, Inc. (a)...........          538         12,336
Spherion Corp. (a).............        1,815         11,053
Standard Register Co. (The)....          861         19,967
Sylvan Learning
 Systems, Inc. (a).............        1,479         22,584
Tetra Tech, Inc. (a)...........        1,632         14,492
United Stationers, Inc. (a)....        1,008         29,968

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Valassis Communications, Inc.
 (a)...........................        1,965   $     50,697
Viad Corp. ....................        3,252         63,154
Volt Information
 Sciences, Inc. (a)............          469          6,261
Wallace Computer
 Services, Inc. ...............        1,516         27,758
Waste Connections, Inc. (a)....          854         31,239
Waste Management, Inc. ........       12,717        292,745
Watson Wyatt & Co. Holdings
 (a)...........................        1,000         19,750
                                               ------------
                                                  5,397,167
                                               ------------
COMMUNICATIONS EQUIPMENT (0.9%)
3Com Corp. (a).................       13,209         55,729
Adaptec, Inc. (a)..............        3,269         19,483
ADC Telecommunications, Inc.
 (a)...........................       16,372         25,868
Adtran, Inc. (a)...............        1,411         35,825
Advanced Fibre Communications,
 Inc. (a)......................        3,020         48,861
Allen Telecom, Inc. (a)........          943          5,828
Andrew Corp. (a)...............        1,751         15,059
Audiovox Corp. Class A (a).....          706          5,627
Avaya, Inc. (a)................        7,587         15,174
Avocent Corp. (a)..............        1,732         34,640
Aware, Inc. (a)................          884          2,210
Bel Fuse, Inc. Class B.........          337          6,399
Black Box Corp. (a)............          625         26,425
Brooktrout, Inc. (a)...........          483          2,367
Cable Design
 Technologies Corp. (a)........        1,367          6,698
C-COR.net Corp. (a)............        1,112          4,613
CIENA Corp. (a)................        8,900         32,752
Cisco Systems, Inc. (a)........      152,642      1,706,537
CommScope, Inc. (a)............        2,275         17,859
Comverse Technology, Inc. (a)..        3,925         28,260
Concerto Software, Inc. (a)....          378          2,423
Corning, Inc. (a)..............       19,311         36,111
Digi International, Inc. (a)...          811          1,646
Harmonic, Inc. (a).............        1,851          3,313
Harris Corp. ..................        2,445         64,499
Inter-Tel, Inc. ...............          746         20,164
JDS Uniphase Corp. (a).........       27,849         62,410
Lucent Technologies, Inc.
 (a)...........................       71,753         88,256
McDATA Corp. Class A (a).......        2,520         16,582
Motorola, Inc. ................       47,927        439,491
Network Equipment Technology,
 Inc. (a)......................          684          2,394
PC-Tel, Inc. (a)...............          727          4,944
Plantronics, Inc. (a)..........        1,697         25,421
Polycom, Inc. (a)..............        3,663         36,080
Powerwave Technologies, Inc.
 (a)...........................        2,507         11,557
QUALCOMM, Inc. (a).............       16,196        559,086
Scientific-Atlanta, Inc. ......        3,282         40,073
SCM Microsystems, Inc. (a).....          481          2,814


                                      SHARES          VALUE
                                 -------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Symmertricom, Inc. (a).........          688   $      2,126
Tellabs, Inc. (a)..............        8,607         66,102
Tollgrade Communications, Inc.
 (a)...........................          418          4,418
ViaSat, Inc. (a)...............          799          6,458
                                               ------------
                                                  3,592,582
                                               ------------
COMPUTERS & PERIPHERALS (1.5%)
Apple Computer, Inc. (a).......        7,335        117,873
Avid Technology, Inc. (a)......          810         11,413
Dell Computer Corp. (a)........       54,085      1,547,372
EMC Corp. (a)..................       45,984        234,978
Gateway, Inc. (a)..............        6,777         20,331
Hewlett-Packard Co. ...........       63,670      1,005,986
Hutchinson Technology, Inc.
 (a)...........................          781         16,237
Imation Corp. (a)..............        1,283         52,500
InFocus Corp. (a)..............        1,526          8,942
International Business Machines
 Corp. ........................       35,300      2,786,582
Lexmark International, Inc.
 (a)...........................        2,637        156,691
NCR Corp. (a)..................        2,034         45,236
Network Appliance, Inc. (a)....        6,989         62,698
Pinnacle Systems, Inc. (a).....        1,811         21,533
Quantum Corp. (a)..............        5,697         16,863
Rainbow Technologies, Inc.
 (a)...........................          826          5,039
SanDisk Corp. (a)..............        2,532         50,058
SBS Technologies, Inc. (a).....          450          3,735
Storage Technology Corp. (a)...        3,902         68,987
Sun Microsystems, Inc. (a).....       67,750        200,608
                                               ------------
                                                  6,433,662
                                               ------------
CONSTRUCTION & ENGINEERING (0.1%)
Butler Manufacturing Co. ......          194          3,925
Dycom Industries, Inc. (a).....        1,751         19,033
EMCOR Group, Inc. (a)..........          459         22,312
Fluor Corp. ...................        1,578         37,320
Granite Construction, Inc. ....        1,511         24,206
Insituform Technologies, Inc.
 Class A (a)...................          819         13,030
Jacobs Engineering
 Group, Inc. (a)...............        1,989         60,247
McDermott International,
 Inc. .........................        1,220          4,331
Quanta Services, Inc. (a)......        2,536          8,065
Shaw Group, Inc. (The) (a).....        1,290         19,298
URS Corp. (a)..................          914         17,329
                                               ------------
                                                    229,096
                                               ------------
CONSTRUCTION MATERIALS (0.0%) (B)
Florida Rock Industries,
 Inc. .........................          877         30,739
Martin Marietta Materials,
 Inc. .........................        1,784         49,666
Texas Industries, Inc. ........          647         15,690
Vulcan Materials Co. ..........        2,163         72,590
                                               ------------
                                                    168,685
                                               ------------
CONTAINERS & PACKAGING (0.1%)
Aptargroup, Inc. ..............        1,109         30,974
Ball Corp. ....................        1,150         55,695
Bemis Co., Inc. ...............        1,070         55,736

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
CONTAINERS & PACKAGING (CONTINUED)
Caraustar Industries, Inc. ....          859   $      7,765
Chesapeake Corp. ..............          468          7,161
Longview Fibre Co. ............        2,383         16,205
Myers Industries, Inc. ........          921         11,328
Packaging Corp. of America
 (a)...........................        3,864         67,156
Pactiv Corp. (a)...............        3,383         67,119
Rock-Tenn Co. .................        1,055         14,928
Sealed Air Corp. (a)...........        1,778         27,239
Sonoco Products Co. ...........        3,528         82,908
Temple-Inland, Inc. ...........        1,146         47,009
                                               ------------
                                                    491,223
                                               ------------
DISTRIBUTORS (0.0%) (B)
Advanced Marketing
 Services, Inc. ...............          593         10,348
                                               ------------
DIVERSIFIED FINANCIALS (3.4%)
American Express Co. ..........       27,765      1,009,813
AmeriCredit Corp. (a)..........        5,619         42,648
Bear Stearns Cos., Inc.
 (The).........................        2,024        123,565
Capital One Financial Corp. ...        4,661        142,021
Cash America
 International, Inc. ..........          757          6,775
Charles Schwab Corp. (The).....       28,437        261,052
Citigroup, Inc. ...............      105,621      3,902,696
Countrywide Credit
 Industries, Inc. .............        2,637        132,667
E*TRADE Group, Inc. (a)........       13,088         58,896
Eaton Vance Corp. .............        2,550         73,211
Edwards (A.G.), Inc. ..........        2,950         97,055
Fannie Mae.....................       20,756      1,387,746
Financial Federal Corp. (a)....          516         14,458
Franklin Resources, Inc. ......        5,389        177,783
Freddie Mac....................       14,553        896,174
Goldman Sachs Group, Inc.
 (The).........................       10,000        716,000
Household International,
 Inc. .........................        9,455        224,651
Investment Technology
 Group, Inc. (a)...............        1,801         57,452
Jefferies Group, Inc. .........          826         34,403
JP Morgan Chase & Co. .........       41,449        860,067
LaBranche & Co., Inc. (a)......        3,794        102,476
Legg Mason, Inc. ..............        3,462        160,845
Lehman Brothers Holdings,
 Inc. .........................        5,042        268,587
Leucadia National Corp. .......        2,260         84,773
MBNA Corp. ....................       26,666        541,586
Merrill Lynch & Co., Inc. .....       18,027        684,125
Metris Cos., Inc. .............        2,278          6,492
Moody's Corp. .................        3,232        152,227
Morgan Stanley.................       22,861        889,750
Neuberger Berman, Inc. ........        2,577         75,661
New Century Financial Corp. ...          759         16,015
Principal Financial Group (The)
 (a)...........................        7,200        201,960
Providian Financial Corp. .....        6,092         27,109
Raymond James Financial,
 Inc. .........................        1,502         47,013
SEI Investments Co. ...........        3,984        106,333


                                      SHARES          VALUE
                                 -------------------------
DIVERSIFIED FINANCIALS (CONTINUED)
SLM Corp. .....................        3,229   $    331,747
State Street Corp. ............        6,802        281,399
Stilwell Financial, Inc. ......        4,765         55,798
SWS Group, Inc. ...............          532          6,889
T.Rowe Price Group, Inc. ......        2,597         73,313
Waddell & Reed Financial, Inc.
 Class A.......................        2,946         51,555
                                               ------------
                                                 14,384,786
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
ALLTEL Corp. ..................        6,464        321,325
AT&T Corp. ....................       80,177      1,045,508
BellSouth Corp. ...............       39,038      1,020,844
BroadWing, Inc. (a)............        8,064         18,386
CenturyTel, Inc. ..............        3,001         85,018
Citizens Communications Co.
 (a)...........................        5,600         46,592
General Communication, Inc.
 Class A (a)...................        1,707          7,921
Qwest Communications
 International, Inc. ..........       34,838        118,101
SBC Communications, Inc. ......       69,404      1,780,907
Sprint Corp. (FON Group).......       18,572        230,664
Verizon Communications, Inc. ..       56,875      2,147,600
                                               ------------
                                                  6,822,866
                                               ------------
ELECTRIC UTILITIES (1.1%)
Allegheny Energy, Inc. ........        2,600         14,820
ALLETE, Inc. ..................        3,104         66,488
Alliant Energy Corp. ..........        3,917         62,750
Ameren Corp. ..................        3,006        121,442
American Electric
 Power Co., Inc. ..............        7,061        181,044
Black Hills Corp. .............          981         25,849
CenterPoint Energy, Inc. ......        6,246         44,222
Central Vermont Public
 Service Corp. ................          359          6,433
CH Energy Group, Inc. .........          505         25,174
Cinergy Corp. .................        3,432        106,770
Cleco Corp. ...................        1,648         22,990
CMS Energy Corp. ..............        2,752         21,548
Consolidated Edison, Inc. .....        4,412        187,819
Constellation Energy
 Group, Inc. ..................        3,446         88,149
Dominion Resources, Inc. ......        5,762        276,576
DPL, Inc. .....................        4,660         64,308
DQE, Inc. .....................        2,614         41,667
DTE Energy Co. ................        3,483        157,048
Edison International, Inc.
 (a)...........................        6,938         69,727
El Paso Electric Co. (a).......        1,559         17,040
Entergy Corp. .................        4,686        206,606
Exelon Corp. ..................        6,736        339,494
FirstEnergy Corp. .............        6,164        200,022
FPL Group, Inc. ...............        3,770        222,355
Great Plains Energy, Inc. .....        2,266         51,098
Green Mountain Power Corp. ....          177          3,156

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
ELECTRIC UTILITIES (CONTINUED)
Hawaiian Electric
 Industries, Inc. .............        1,341   $     64,194
IDACORP, Inc. .................        1,376         35,790
Northeast Utilities............        5,038         75,822
NSTAR..........................        1,954         81,970
OGE Energy Corp. ..............        2,855         45,537
Pepco Holdings, Inc. ..........        6,026        124,738
PG&E Corp. (a).................        8,203         89,003
Pinnacle West Capital Corp. ...        1,856         52,896
PNM Resources, Inc. ...........        1,432         31,576
PPL Corp. .....................        3,333        115,355
Progress Energy, Inc. .........        4,587        191,370
Public Service Enterprise
 Group, Inc. ..................        4,333        124,140
Puget Energy, Inc. ............        3,225         68,660
Reliant Resources, Inc. (a)....        3,851          7,240
Southern Co. (The).............       14,816        440,035
TECO Energy, Inc. .............        3,650         54,020
TXU Corp. .....................        5,820         83,517
UIL Holdings Corp. ............          446         13,469
UniSource Energy Corp. ........        1,035         17,140
Wisconsin Energy Corp. ........        4,241         97,458
WPS Resources Corp. ...........        1,154         44,648
Xcel Energy, Inc. .............        8,217         85,457
                                               ------------
                                                  4,568,630
                                               ------------
ELECTRICAL EQUIPMENT (0.2%)
A.O. Smith Corp. ..............          864         18,973
Acuity Brands, Inc. ...........        1,276         15,299
American Power
 Conversion Corp. (a)..........        4,074         52,636
Ametek, Inc. ..................        1,209         42,666
AstroPower, Inc. (a)...........          671          5,328
Baldor Electric Co. ...........        1,048         19,713
Belden, Inc. ..................          769         10,651
Brady Corp. Class A............          710         23,423
C&D Technologies, Inc. ........          801         12,776
Cooper Industries, Ltd. Class
 A.............................        1,946         61,280
Emerson Electric Co. ..........        8,823        425,092
Energizer Holdings, Inc. (a)...        3,244         96,801
Hubbell, Inc. Class B..........        2,161         73,366
MagneTek, Inc. (a).............          695          3,322
Paxar Corp. (a)................        1,225         17,664
Power-One, Inc. (a)............        1,600          8,610
Regal-Beloit Corp. ............          771         13,554
Rockwell Automation, Inc. .....        3,962         65,571
Thomas & Betts Corp. (a).......        1,103         18,266
Vicor Corp. (a)................        1,308          8,698
Woodward Governor Co. .........          349         13,272
                                               ------------
                                                  1,006,961
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc.
 (a)...........................        9,604        132,055
Analogic Corp. ................          407         16,268
Anixter International, Inc.
 (a)...........................        1,150         26,531
Arrow Electronics, Inc. (a)....        3,700         48,581
Artesyn Technologies, Inc.
 (a)...........................        1,184          2,108
Avnet, Inc. ...................        4,409         41,004


                                      SHARES          VALUE
                                 -------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
BEI Technologies, Inc. ........          500   $      5,495
Benchmark Electronics, Inc.
 (a)...........................          765         17,029
Checkpoint Systems, Inc. (a)...          992         10,019
Cognex Corp. (a)...............        1,363         25,842
Coherent, Inc. (a).............          891         15,744
CTS Corp. .....................        1,087          6,522
Diebold, Inc. .................        2,634         93,902
Electro Scientific
 Industries, Inc. (a)..........          848         15,841
FLIR Systems, Inc. (a).........          516         24,422
Intermagnetics General Corp.
 (a)...........................          511          9,750
Itron, Inc. (a)................          600         13,134
Jabil Circuit, Inc. (a)........        4,000         61,720
Keithley Instruments, Inc. ....          486          4,277
KEMET Corp. (a)................        3,174         27,836
Methode Electronics, Inc. Class
 A.............................        1,111         10,210
Millipore Corp. ...............          967         32,888
Molex, Inc. ...................        4,064        107,330
Newport Corp. .................        1,419         15,554
Park Electrochemical Corp. ....          602         10,866
PerkinElmer, Inc. .............        2,524         17,567
Photon Dynamics, Inc. (a)......          524         11,245
Pioneer -- Standard
 Electronics, Inc. ............          980          6,860
Planar Systems, Inc. (a).......          397          7,293
Plexus Corp. (a)...............        1,534         16,460
Rogers Corp. (a)...............          488         12,190
Roper Industries, Inc. ........          962         37,133
Sanmina-SCI Corp. (a)..........       10,876         33,498
Solectron Corp. (a)............       16,884         37,989
Symbol Technologies, Inc. .....        4,650         40,222
Tech Data Corp. (a)............        2,079         66,424
Technitrol, Inc. ..............        1,253         18,331
Tektronix, Inc. (a)............        1,938         34,244
Teledyne Technologies, Inc.
 (a)...........................          986         14,248
Thermo Electron Corp. (a)......        3,594         66,094
Trimble Navigation Ltd. (a)....          919         12,038
Varian, Inc. (a)...............        1,251         36,792
Veeco Instruments, Inc. (a)....          896         10,734
Vishay Intertechnology, Inc.
 (a)...........................        5,874         60,502
Waters Corp. (a)...............        2,728         68,691
X-Rite, Inc. ..................          623          4,934
                                               ------------
                                                  1,388,417
                                               ------------
ENERGY EQUIPMENT & SERVICES (0.6%)
Atwood Oceanics, Inc. (a)......          427         12,725
Baker Hughes, Inc. ............        6,964        202,304
BJ Services Co. (a)............        3,250         98,572
Cal Dive International, Inc.
 (a)...........................        1,133         24,892
CARBO Ceramics, Inc. ..........          465         14,834
Cooper Cameron Corp. (a).......        1,980         92,308
Dril-Quip, Inc. (a)............          533         10,793
Ensco International, Inc. .....        5,564        150,451
FMC Technologies, Inc. (a).....        2,393         44,271

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Grant Prideco, Inc. (a)........        4,070   $     39,316
Halliburton Co. ...............        8,989        145,442
Hanover Compressor Co. (a).....        2,488         26,099
Helmerich & Payne, Inc. .......        1,826         51,694
Hydril Co. (a).................          685         18,529
Input/Output, Inc. (a).........        1,572          6,838
Lone Star Technologies, Inc.
 (a)...........................          923         12,045
Maverick Tube Corp. (a)........        1,234         15,734
Nabors Industries, Ltd. (a)....        3,000        104,910
National-Oil Well, Inc. (a)....        2,964         61,799
Noble Corp. (a)................        2,800         90,496
Oceaneering International, Inc.
 (a)...........................          759         21,024
Offshore Logistics, Inc. (a)...          687         14,750
Patterson-UTI Energy, Inc.
 (a)...........................        2,900         83,868
Pride International, Inc.
 (a)...........................        4,871         67,609
Rowan Co., Inc. (a)............        1,986         40,495
Schlumberger Ltd. .............       12,040        482,924
SEACOR SMIT, Inc. (a)..........          622         25,564
Smith International, Inc.
 (a)...........................        3,708        115,912
TETRA Technologies, Inc. (a)...          435          9,070
Tidewater, Inc. ...............        2,216         62,425
Transocean, Inc. ..............        6,677        146,760
Unit Corp. (a).................        1,341         25,881
Varco International, Inc.
 (a)...........................        3,531         58,050
Veritas DGC, Inc. (a)..........          956          8,413
Weatherford International Ltd.
 (a)...........................        4,794        191,952
W-H Energy Services, Inc.
 (a)...........................          799         13,279
                                               ------------
                                                  2,592,028
                                               ------------
FOOD & DRUG RETAILING (0.6%)
Albertson's, Inc. .............        8,531        190,327
Casey's General Stores,
 Inc. .........................        1,531         17,928
CVS Corp. .....................        8,185        226,970
Duane Reade, Inc. (a)..........          736         14,161
Fleming Cos., Inc. ............        1,634         10,523
Great Atlantic & Pacific
 Tea Co., Inc. (The) (a).......        1,183          6,731
Kroger Co. (The) (a)...........       16,405        243,450
Longs Drug Stores Corp. .......        1,399         31,268
Nash-Finch Co. ................          367          4,525
Performance Food
 Group Co. (a).................        1,358         50,504
Ruddick Corp. .................        1,699         25,451
Safeway, Inc. (a)..............        9,703        224,139
SUPERVALU, Inc. ...............        2,776         46,637
SYSCO Corp. ...................       13,864        439,211
United Natural Foods, Inc.
 (a)...........................          587         14,264
Walgreen Co. ..................       21,316        719,415
Whole Foods Market, Inc. (a)...        2,118         98,813
Winn-Dixie Stores, Inc. .......        3,091         46,427
                                               ------------
                                                  2,410,744
                                               ------------


                                      SHARES          VALUE
                                 -------------------------
FOOD PRODUCTS (0.8%)
American Italian Pasta Co.
 Class A (a)...................          554   $     19,085
Archer-Daniels-Midland Co. ....       13,540        184,415
Campbell Soup Co. .............        8,544        180,108
ConAgra Foods, Inc. ...........       11,210        271,842
Corn Products
 International, Inc. ..........        1,096         32,299
Dean Foods Co. (a).............        3,316        124,317
Delta and Pine Land Co. .......        1,182         22,659
Dole Food Co., Inc. ...........        2,050         60,229
Dreyer's Grand Ice Cream,
 Inc. .........................        1,270         89,700
General Mills, Inc. ...........        7,623        314,982
Hain Celestial Group, Inc.
 (a)...........................        1,045         14,975
Heinz (H.J.) Co. ..............        7,310        235,090
Hershey Foods Corp. ...........        2,810        182,847
Hormel Foods Corp. ............        5,081        122,960
International Multifoods
 Corp. ........................          587         11,417
Interstate Bakeries Corp. .....        1,594         39,707
J.M. Smucker Co. (The).........        1,826         66,850
J&J Snack Foods Corp. (a)......          272         10,064
Kellogg Co. ...................        8,515        271,288
Lancaster Colony Corp. ........        2,173         98,763
Lance, Inc. ...................          896         10,456
McCormick & Co., Inc. .........        5,095        113,313
Ralcorp Holdings, Inc. (a).....          924         20,892
Sara Lee Corp. ................       16,380        373,955
Sensient Technologies Corp. ...        1,744         42,466
Smithfield Foods, Inc. (a).....        4,051         62,953
Tootsie Roll Industries,
 Inc. .........................        1,891         59,642
Tyson Foods, Inc. Class A......       13,020        144,131
Wm. Wrigley Jr. Co. ...........        4,692        247,597
                                               ------------
                                                  3,429,002
                                               ------------
GAS UTILITIES (0.2%)
AGL Resources, Inc. ...........        2,046         48,081
Atmos Energy Corp. ............        1,274         28,028
Cascade Natural Gas Corp. .....          341          6,578
KeySpan Corp. .................        2,838        103,672
Kinder Morgan, Inc. ...........        2,600         95,186
Laclede Group, Inc. (The)......          582         13,735
New Jersey Resources Corp. ....          831         26,243
Nicor, Inc. ...................          996         30,916
NiSource, Inc. ................        4,312         71,234
Northwest Natural Gas Co. .....          784         23,504
NUI Corp. .....................          486          6,046
Peoples Energy Corp. ..........          743         27,008
Piedmont Natural Gas Co.,
 Inc. .........................        1,008         36,046
Sempra Energy..................        4,320         95,645
Southern Union Co. (a).........        1,713         21,138
Southwest Gas Corp. ...........        1,010         22,705
Southwestern Energy Co. (a)....          790          8,880
UGI Corp. .....................          849         32,933
WGL Holdings, Inc. ............        1,777         41,102
                                               ------------
                                                    738,680
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Advanced Medical
 Optics, Inc. (a)..............          885   $      8,584
Apogent Technologies, Inc.
 (a)...........................        3,908         71,047
Applera Corp. Applied
 Biosystems Group..............        4,428         89,578
ArthroCare Corp. (a)...........          674          7,340
Bard (C.R.), Inc. .............        1,069         59,789
Bausch & Lomb, Inc. ...........        1,076         33,464
Baxter International, Inc. ....       12,576        314,651
Beckman Coulter, Inc. .........        2,260         62,941
Becton, Dickinson & Co. .......        5,405        159,502
Biomet, Inc. (a)...............        5,505        162,177
Biosite, Inc. (a)..............          453         13,083
Boston Scientific Corp. (a)....        8,436        317,447
CONMED Corp. (a)...............          901         17,642
Cooper Cos., Inc. .............          470         24,910
Cytyc Corp. (a)................        4,526         47,342
Datascope Corp. ...............          456         11,318
DENTSPLY International,
 Inc. .........................        2,879        106,293
Diagnostic Products Corp. .....          875         36,094
Edwards Lifesciences Corp.
 (a)...........................        2,204         56,621
Guidant Corp. (a)..............        6,429        190,106
Haemonetics Corp. (a)..........          760         16,120
Hillenbrand Industries,
 Inc. .........................        2,273        118,196
Hologic, Inc. (a)..............          594          7,347
ICU Medical, Inc. (a)..........          428         16,585
Inamed Corp. (a)...............          641         17,089
Invacare Corp. ................          955         30,178
Medtronic, Inc. ...............       25,330      1,134,784
Mentor Corp. ..................          722         27,364
Osteotech, Inc. (a)............          547          3,036
PolyMedica Corp. (a)...........          373         10,485
Resmed, Inc. (a)...............          996         33,635
Respironics, Inc. (a)..........        1,022         32,643
Sola International, Inc. (a)...          753          9,405
St. Jude Medical, Inc. (a).....        3,702        131,828
Steris Corp. (a)...............        2,537         67,307
Stryker Corp. .................        4,100        258,710
SurModics, Inc. (a)............          525         17,965
Sybron Dental
 Specialties, Inc. (a).........        1,170         16,906
Theragenics Corp. (a)..........          918          3,966
Varian Medical Systems, Inc.
 (a)...........................        2,504        120,743
Viasys Healthcare, Inc. (a)....          804         12,928
VISX, Inc. (a).................        1,975         16,017
Vital Signs, Inc. .............          398         12,437
Zimmer Holdings, Inc. (a)......        4,080        168,178
                                               ------------
                                                  4,073,781
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (1.3%)
Accredo Health, Inc. (a).......          970         44,892
AdvancePCS (a).................        3,403         85,415
Aetna, Inc. ...................        3,094        124,688
Amerigroup Corp. (a)...........          618         18,052
AmeriPath, Inc. (a)............          941         14,096
AmerisourceBergen Corp. .......        2,168        154,253
AmSurg Corp. (a)...............          629         17,524


                                      SHARES          VALUE
                                 -------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Anthem, Inc. (a)...............        2,932   $    184,716
Apria Healthcare
 Group, Inc. (a)...............        2,015         49,146
Cardinal Health, Inc. .........        9,414        651,543
CIGNA Corp. ...................        2,876        103,939
Covance, Inc. (a)..............        2,225         49,573
Coventry Health Care, Inc.
 (a)...........................        1,817         60,797
Cryolife, Inc. (a).............          603          2,334
Curative Health
 Services, Inc. (a)............          358          5,352
DIANON Systems, Inc. (a).......          374         14,960
Express Scripts, Inc. (a)......        2,920        158,702
First Health Group Corp. (a)...        3,704         96,230
HCA, Inc. .....................       10,811        470,170
Health Management Associates,
 Inc. (a)......................        5,061         96,766
Health Net, Inc. (a)...........        4,610        107,874
HEALTHSOUTH Corp. (a)..........        8,228         35,792
Henry Schein, Inc. (a).........        1,614         80,974
Hooper Holmes, Inc. ...........        2,011         13,373
Humana, Inc. (a)...............        3,608         43,945
IMPATH, Inc. (a)...............          502          8,058
IMS Health, Inc. ..............        5,964         89,699
LifePoint Hospitals, Inc.
 (a)...........................        3,351        105,054
Lincare Holdings, Inc. (a).....        2,390         81,427
Manor Care, Inc. (a)...........        2,167         42,842
MAXIMUS, Inc. (a)..............          703         14,327
McKesson Corp. ................        5,979        178,234
Mid Atlantic Medical
 Services, Inc. (a)............        1,422         51,761
Omnicare, Inc. ................        3,445         74,860
Orthodontic Centers of America,
 Inc. (a)......................        1,579         15,064
Owens & Minor, Inc. ...........        1,051         15,471
Oxford Health Plans, Inc.
 (a)...........................        3,241        115,250
PacifiCare Health
 Systems, Inc. (a).............        1,275         37,689
Parexel International Corp.
 (a)...........................          772          9,272
Patterson Dental Co. (a).......        2,511        129,342
Pediatrix Medical
 Group, Inc. (a)...............          781         31,240
Pharmaceutical Product
 Development, Inc. (a).........        1,702         46,635
Priority Healthcare Corp.
 (a)...........................        1,356         32,937
Province Healthcare Co. (a)....        1,471         19,196
Quest Diagnostics, Inc. (a)....        3,573        228,065
Quintiles Transnational Corp.
 (a)...........................        2,459         26,434
RehabCare Group, Inc. (a)......          536         11,272
Renal Care Group, Inc. (a).....        1,481         46,874
Sierra Health Services, Inc.
 (a)...........................          868         10,928
Sunrise Assisted Living, Inc.
 (a)...........................          693         14,414
Syncor International Corp.
 (a)...........................          764         27,374
Tenet Healthcare Corp. (a).....       10,149        291,784
Triad Hospitals, Inc. (a)......        2,734         99,791
UnitedHealth Group, Inc. (a)...        6,332        575,895

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Universal Health Services, Inc.
 Class B (a)...................        2,193   $    106,317
US Oncology, Inc. (a)..........        2,793         22,372
WellPoint Health
 Networks, Inc. (a)............        3,012        226,532
                                               ------------
                                                  5,471,516
                                               ------------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Applebee's International,
 Inc. .........................        1,722         40,966
Argosy Gaming Co. (a)..........          890         17,809
Aztar Corp. (a)................        1,150         15,537
Bally Total Fitness
 Holding Corp. (a).............        1,014          6,895
Bob Evans Farms, Inc. .........        1,280         31,834
Brinker International, Inc.
 (a)...........................        3,587        101,835
Carnival Corp. ................       12,255        320,101
CBRL Group, Inc. ..............        2,037         47,727
CEC Entertainment, Inc. (a)....          863         23,991
Cheesecake Factory (The) (a)...        1,845         62,546
Darden Restaurants, Inc. ......        3,582         67,986
Extended Stay America, Inc.
 (a)...........................        3,391         42,388
Gtech Holdings Corp. (a).......        2,103         54,678
Harrah's Entertainment, Inc.
 (a)...........................        2,325         97,650
Hilton Hotels Corp. ...........        7,821         96,197
IHOP Corp. (a).................          644         14,741
International Game Technology
 (a)...........................        1,809        136,055
International Speedway Corp.
 Class A.......................        1,945         75,738
Jack In The Box, Inc. (a)......        1,225         26,570
Krispy Kreme
 Doughnuts, Inc. (a)...........        2,000         68,600
Landry's Restaurants, Inc. ....          843         19,187
LoneStar Steakhouse &
 Saloon, Inc. .................          679         14,150
Luby's, Inc. (a)...............          692          3,598
Mandalay Resort Group (a)......        2,820         79,778
Marcus Corp. (The).............          904         12,864
Marriott International, Inc.
 Class A.......................        5,017        155,176
McDonald's Corp. ..............       26,486        479,661
O'Charley's, Inc. (a)..........          583         11,485
Outback Steakhouse, Inc. (a)...        2,826         96,225
P.F. Changs China
 Bistro, Inc. (a)..............          747         25,772
Panera Bread Co. (a)...........          886         28,795
Papa John's
 International, Inc. (a).......          755         19,653
Park Place
 Entertainment Corp. (a).......       11,056         80,156
Pinnacle Entertainment, Inc.
 (a)...........................          799          5,953
Prime Hospitality Corp. (a)....        1,391         11,239
RARE Hospitality
 International, Inc. (a).......          675         18,009
Ruby Tuesday, Inc. ............        1,949         34,010
Ryan's Family Steak
 Houses, Inc. (a)..............        1,348         13,830


                                      SHARES          VALUE
                                 -------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Shuffle Master, Inc. (a).......          549   $     12,594
Six Flags, Inc. (a)............        3,384         15,465
Sonic Corp. (a)................        1,239         28,832
Starbucks Corp. (a)............        8,082        191,947
Starwood Hotels & Resorts
 Worldwide, Inc. ..............        4,100         95,530
Steak n Shake Co. (The) (a)....          858          9,429
Triarc Consumer Products Group,
 L.L.C. (a)....................          632         15,168
Wendy's International, Inc. ...        2,387         75,620
WMS Industries, Inc. (a).......          989         14,044
Yum! Brands, Inc. (a)..........        6,076        136,892
                                               ------------
                                                  3,054,906
                                               ------------
HOUSEHOLD DURABLES (0.4%)
A.T. Cross Co. Class A (a).....          501          3,066
American Greetings Corp. Class
 A.............................        1,406         21,146
Applica, Inc. (a)..............          721          4,312
Bassett Furniture Industries,
 Inc. .........................          362          4,731
Black & Decker Corp. (The).....        1,664         77,809
Blyth, Inc. ...................        1,694         47,771
Centex Corp. ..................        1,333         60,625
Champion Enterprises, Inc.
 (a)...........................        1,503          3,487
Clayton Homes, Inc. ...........        5,042         57,075
D.R. Horton, Inc. .............        5,397        104,000
Department 56, Inc. (a)........          399          5,027
Enesco Group, Inc. ............          428          2,996
Ethan Allen Interiors, Inc. ...        1,195         38,300
Fedders Corp. .................          992          2,659
Fleetwood Enterprises, Inc. ...        1,079          6,042
Fortune Brands, Inc. ..........        3,154        157,889
Furniture Brands
 International, Inc. (a).......        2,060         46,577
Harman International
 Industries, Inc. .............        1,002         56,112
Interface, Inc. Class A........        1,575          5,832
KB Home........................        1,050         49,560
La-Z-Boy, Inc. ................        1,776         42,269
Leggett & Platt, Inc. .........        4,091         85,297
Lennar Corp. ..................        1,632         90,037
Libbey, Inc. ..................          474         13,372
Maytag Corp. ..................        1,631         42,080
MDC Holdings, Inc. ............          834         31,308
Mohawk Industries, Inc. (a)....        2,310        123,701
National Presto Industries,
 Inc. .........................          211          6,119
Newell Rubbermaid, Inc. .......        5,566        180,450
NVR, Inc. (a)..................          234         79,326
Pulte Homes, Inc. .............        1,263         57,997
Royal Appliance
 Manufacturing Co. (a).........          404          1,996
Russ Berrie & Co., Inc. .......          629         20,398
Ryland Group, Inc. (The).......          804         33,446
Salton, Inc. (a)...............          339          3,644
Skyline Corp. .................          259          7,521
Snap-on, Inc. .................        1,210         31,521
Standard Pacific Corp. ........          995         24,159

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
HOUSEHOLD DURABLES (CONTINUED)
Stanley Works (The)............        1,811   $     58,622
Toll Brothers, Inc. (a)........        2,185         44,749
Toro Co. (The).................          381         24,331
Tupperware Corp. ..............        1,216         19,626
Whirlpool Corp. ...............        1,460         68,051
                                               ------------
                                                  1,845,036
                                               ------------
HOUSEHOLD PRODUCTS (0.9%)
Church & Dwight Co., Inc. .....        1,444         49,934
Clorox Co. (The)...............        4,822        216,652
Colgate-Palmolive Co. .........       11,320        622,374
Dial Corp. (The)...............        3,471         73,793
Kimberly-Clark Corp. ..........       10,739        553,059
Procter & Gamble Co. (The).....       27,153      2,401,683
WD-40 Co. .....................          492         14,120
                                               ------------
                                                  3,931,615
                                               ------------
INDUSTRIAL CONGLOMERATES (1.7%)
3M Co. ........................        8,155      1,035,196
Carlisle Cos., Inc. ...........        1,111         41,407
General Electric Co. (c) ......      207,582      5,241,445
Lydall, Inc. (a)...............          493          5,620
Standex International Corp. ...          373          7,889
Teleflex, Inc. ................        1,433         60,272
Textron, Inc. .................        2,874        117,834
Tredegar Corp. ................        1,182         15,248
Tyco International Ltd. .......       41,585        601,319
                                               ------------
                                                  7,126,230
                                               ------------
INSURANCE (2.3%)
ACE, Ltd. .....................        5,400        166,050
AFLAC, Inc. ...................       10,748        327,169
Allamerica Financial Corp. ....        1,956         16,646
Allstate Corp. (The)...........       14,761        587,193
Ambac Financial Group, Inc. ...        2,200        135,960
American Financial Group,
 Inc. .........................        2,538         58,831
American International
 Group, Inc. ..................       54,495      3,408,662
AmerUs Group Co. ..............        1,480         42,476
Aon Corp. .....................        5,652        103,601
Chubb Corp. (The)..............        3,545        199,973
Cincinnati Financial Corp. ....        3,386        128,634
Delphi Financial Group,
 Inc. .........................          632         24,490
Everest Re Group Ltd. .........        1,889        109,600
Fidelity National Financial,
 Inc. .........................        3,522        106,364
First American Corp. ..........        2,204         45,072
Fremont General Corp. .........        2,241         11,093
Gallagher (Arthur J.) & Co. ...        3,254         87,272
Hartford Financial Services
 Group, Inc. (The).............        5,152        203,504
HCC Insurance Holdings,
 Inc. .........................        2,276         55,830
Hilb, Rogal and Hamilton Co. ..          881         36,121
Horace Mann Educators Corp. ...        1,495         22,440
Jefferson-Pilot Corp. .........        3,113        124,987
John Hancock Financial
 Services, Inc. ...............        6,100        178,730


                                      SHARES          VALUE
                                 -------------------------
INSURANCE (CONTINUED)
LandAmerica Financial
 Group, Inc. ..................          573   $     20,342
Lincoln National Corp. ........        3,816        116,426
Loews Corp. ...................        3,932        169,626
Marsh & McLennan Cos., Inc. ...       11,196        522,965
MBIA, Inc. ....................        3,058        133,482
MetLife, Inc. .................       14,600        348,648
MGIC Investment Corp. .........        2,170         91,053
MONY Group, Inc. (The).........        1,777         45,438
Ohio Casualty Corp. (a)........        2,209         29,137
Old Republic
 International Corp. ..........        4,438        132,297
Philadelphia Consolidated
 Holding Corp. (a).............          665         22,291
PMI Group, Inc. (The)..........        3,298         98,280
Presidential Life Corp. .......          905         11,132
Progressive Corp. (The)........        4,503        247,665
Protective Life Corp. .........        2,513         71,822
Prudential Financial, Inc......       12,124        354,021
Radian Group, Inc. ............        3,493        123,198
RLI Corp. .....................          612         17,136
SAFECO Corp. ..................        2,665         94,767
SCPIE Holdings, Inc. ..........          366          1,464
Selective Insurance Group,
 Inc. .........................          797         17,853
St. Paul Cos., Inc. (The)......        4,695        153,996
StanCorp Financial Group,
 Inc. .........................        1,086         58,644
Stewart Information
 Services Corp. (a)............          557         11,558
Torchmark Corp. ...............        2,458         87,996
Travelers Property
 Casualty Corp. Class B (a)....       20,826        281,568
Trenwick Group Ltd. ...........        1,135          3,269
UICI (a).......................        1,478         21,549
Unitrin, Inc. .................        2,477         78,025
UNUMProvident Corp. ...........        5,000        102,600
XL Capital Ltd. Class A........        2,800        213,220
Zenith National
 Insurance Corp. ..............          575         16,100
                                               ------------
                                                  9,878,266
                                               ------------
INTERNET & CATALOG RETAIL (0.1%)
eBay, Inc. (a).................        6,400        404,864
Insight Enterprises, Inc.
 (a)...........................        1,409         10,765
J. Jill Group, Inc. (a)........          588         12,677
School Specialty, Inc. (a).....          556         13,444
                                               ------------
                                                    441,750
                                               ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Internet Security
 Systems, Inc. (a).............        1,766         32,600
Netegrity, Inc. (a)............        1,049          2,014
Retek, Inc. (a)................        1,898          6,207
Yahoo!, Inc. (a)...............       12,510        186,649
Zix Corp. (a)..................          649          2,629
                                               ------------
                                                    230,099
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
IT CONSULTING & SERVICES (0.2%)
Acxiom Corp. (a)...............        3,243   $     40,862
Affiliated Computer Services,
 Inc. Class A (a)..............        4,856        223,619
American Management Systems,
 Inc. (a)......................        1,291         15,518
Analysts International Corp.
 (a) ..........................          885          1,593
Bell Microproducts, Inc. (a)...          611          3,342
CACI International, Inc. Class
 A (a).........................          876         35,837
Carreker Corp. (a).............          676          4,434
CIBER, Inc. (a)................        1,877         10,098
Computer Sciences Corp. (a)....        3,590        115,921
Computer Task Group, Inc. (a)..          817          2,304
Electronic Data Systems
 Corp. ........................        9,937        149,651
Gartner, Inc. Class B (a)......        3,091         24,913
Keane, Inc. (a)................        2,785         22,948
Manhattan Associates, Inc.
 (a)...........................          884         19,872
MPS Group, Inc. (a)............        3,626         19,544
StarTek, Inc. (a)..............          435         10,497
SunGard Data Systems, Inc.
 (a)...........................        5,920        131,246
Sykes Enterprises, Inc. (a)....        1,605          5,329
Titan Corp. (The) (a)..........        2,821         36,363
Unisys Corp. (a)...............        6,572         57,374
                                               ------------
                                                    931,265
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Action Performance Cos., Inc.
 (a)...........................          554         11,435
Arctic Cat, Inc. ..............          721         10,188
Brunswick Corp. ...............        1,887         38,834
Callaway Golf Co. .............        2,870         35,129
Concord Camera Corp. (a).......          848          4,639
Eastman Kodak Co. .............        6,109        201,291
Hasbro, Inc. ..................        3,609         36,884
Huffy Corp. (a)................          400          2,800
Jakks Pacific, Inc. (a)........          704          9,321
K2, Inc. (a)...................          553          5,530
Mattel, Inc. ..................        8,984        164,946
Meade Instruments Corp. (a)....          644          2,138
Midway Games, Inc. (a).........        1,588          6,447
Polaris Industries, Inc. ......          717         45,164
SCP Pool Corp. (a).............          731         20,833
Sturm Ruger & Co., Inc. .......          830          9,122
                                               ------------
                                                    604,701
                                               ------------
MACHINERY (0.7%)
AGCO Corp. (a).................        2,747         69,774
Albany International Corp.
 Class A.......................        1,218         25,809
Astec Industries, Inc. (a).....          606          5,557
Barnes Group, Inc. ............          580         12,354
Briggs & Stratton Corp. .......          668         25,685
Caterpillar, Inc. .............        7,215        294,733
CLARCOR, Inc. .................          766         23,677
Cummins, Inc. .................          847         20,294
CUNO, Inc. (a).................          510         15,851
Danaher Corp. .................        3,174        183,616
Deere & Co. ...................        4,949        229,584


                                      SHARES          VALUE
                                 -------------------------
MACHINERY (CONTINUED)
Dionex Corp. (a)...............          657   $     20,242
Donaldson Co., Inc. ...........        1,617         51,049
Dover Corp. ...................        4,265        106,966
Eaton Corp. ...................        1,494        102,175
Flow International Corp. (a)...          579          1,453
Flowserve Corp. (a)............        2,034         23,839
Gardner Denver, Inc. (a).......          489          7,320
Graco, Inc. ...................        1,465         40,068
Harsco Corp. ..................        1,468         37,654
IDEX Corp. ....................        1,000         30,040
Illinois Tool Works, Inc. .....        6,409        393,513
Ingersoll-Rand Co. Class A.....        3,565        139,035
ITT Industries, Inc. ..........        1,927        125,216
JLG Industries, Inc. ..........        1,317         10,470
Kaydon Corp. ..................        1,099         21,947
Kennametal, Inc. ..............        1,251         38,994
Lindsay Manufacturing Co. .....          361          8,689
Manitowoc Co., Inc. ...........          804         18,966
Milacron, Inc. ................        1,040          5,928
Mueller Industries, Inc. (a)...        1,043         27,900
Navistar International Corp.
 (a)...........................        1,251         28,047
Nordson Corp. .................        1,227         31,792
Oshkosh Truck Corp. ...........          521         29,671
PACCAR, Inc. ..................        2,463        108,668
Pall Corp. ....................        2,584         44,884
Parker-Hannifin Corp. .........        2,470        107,766
Pentair, Inc. .................        1,802         59,538
Reliance Steel & Aluminum
 Co. ..........................          977         20,468
Robbins & Myers, Inc. .........          430          6,596
SPS Technologies, Inc. (a).....          406          9,866
SPX Corp. (a)..................        3,022        126,954
Stewart & Stevenson Services,
 Inc. .........................          869          9,516
Tecumseh Products Co. Class A..          676         30,663
Thomas Industries, Inc. .......          522         15,028
Timken Co. (The)...............        1,850         33,707
Titan International, Inc. .....          812          1,340
Trinity Industries, Inc. ......        1,730         27,161
Valmont Industries, Inc. ......          742         18,698
Wabash National Corp. .........          711          3,342
Watts Industries, Inc. ........          819         13,489
Wolverine Tube, Inc. (a).......          471          2,412
                                               ------------
                                                  2,848,004
                                               ------------
MARINE (0.0%) (B)
Alexander & Baldwin, Inc. .....        1,494         34,737
Kirby Corp. (a)................          744         17,566
                                               ------------
                                                     52,303
                                               ------------
MEDIA (1.8%)
4Kids Entertainment, Inc.
 (a)...........................          388         10,495
Advo, Inc. (a).................          619         18,781
AOL Time Warner, Inc. (a)......       93,071      1,372,797
Belo Corp. Class A.............        4,092         94,525
Catalina Marketing Corp. (a)...        2,028         39,242
Clear Channel Communications,
 Inc. (a)......................       12,731        471,684

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
MEDIA (CONTINUED)
Comcast Corp. Special Class A
 (a)...........................       19,704   $    453,389
Dow Jones & Co., Inc. .........        1,745         61,284
Emmis Communications Corp.
 Class A (a)...................        1,936         42,244
Entercom Communications Corp.
 (a)...........................        1,811         89,138
Gannett Co., Inc. .............        5,524        419,437
Harte-Hanks, Inc. .............        3,390         64,681
Hispanic Broadcasting Corp.
 (a)...........................        4,004         86,086
Information Holdings, Inc.
 (a)...........................          672         10,147
Interpublic Group of Cos., Inc.
 (The).........................        7,893         94,479
Knight-Ridder, Inc. ...........        1,786        107,482
Lee Enterprises, Inc. .........        2,420         79,134
Macrovision Corp. (a)..........        1,968         25,387
McGraw-Hill Cos., Inc. (The)...        4,090        263,805
Media General, Inc. Class A....        2,632        143,970
Meredith Corp. ................          994         45,277
New York Times Co. (The) Class
 A.............................        3,135        151,765
Omnicom Group, Inc. ...........        3,926        226,255
Reader's Digest Association,
 Inc. (The) Class A............        3,647         59,300
Scholastic Corp. (a)...........        1,440         63,576
Thomas Nelson, Inc. ...........          443          3,544
TMP Worldwide, Inc. (a)........        2,200         34,056
Tribune Co. ...................        6,275        301,514
Univision Communications, Inc.
 Class A (a)...................        4,800        124,368
Viacom, Inc. Class B (a).......       36,840      1,643,432
Walt Disney Co. (The)..........       42,513        709,967
Washington Post Co. Class B....          350        254,765
Westwood One, Inc. (a).........        3,935        142,841
                                               ------------
                                                  7,708,847
                                               ------------
METALS & MINING (0.3%)
AK Steel Holding Corp. ........        3,975         28,779
Alcoa, Inc. ...................       17,577        387,749
Allegheny Technologies,
 Inc. .........................        1,710         11,713
Arch Coal, Inc. ...............        1,917         33,279
Brush Engineered Materials,
 Inc. .........................          513          2,770
Carpenter Technology Corp. ....          814          8,750
Castle (A.M.) & Co. ...........          454          2,847
Century Aluminum Co. ..........          634          4,026
Cleveland-Cliffs, Inc. ........          314          6,343
Commercial Metals Co. .........          844         13,749
Commonwealth Industries,
 Inc. .........................          482          2,974
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............        3,073         37,491
GrafTech International, Inc.
 (a)...........................        2,145          8,408
IMCO Recycling, Inc. ..........          472          2,620
Massey Energy Co. .............        2,309         17,664
Newmont Mining Corp. ..........        8,412        207,945
Nucor Corp. ...................        1,677         70,669
Peabody Energy Corp. ..........        1,922         49,491


                                      SHARES          VALUE
                                 -------------------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp. (a).........        1,846   $     57,263
Quanex Corp. ..................          500         17,770
RTI International Metals, Inc.
 (a)...........................          641          6,634
Ryerson Tull, Inc. ............          765          5,355
Steel Dynamics, Inc. (a).......        1,462         19,050
Steel Technologies, Inc. ......          295          6,440
Stillwater Mining Co. (a)......        1,330         10,627
United States Steel Corp. .....        1,931         24,813
Worthington Industries,
 Inc. .........................        1,859         35,023
                                               ------------
                                                  1,080,242
                                               ------------
MULTILINE RETAIL (1.8%)
99 Cents Only Stores (a).......        2,554         69,086
Big Lots, Inc. (a).............        2,358         39,143
BJ's Wholesale Club, Inc.
 (a)...........................        2,624         53,057
Costco Wholesale Corp. (a).....        9,429        319,926
Dillard's, Inc. Class A........        1,748         28,824
Dollar General Corp. ..........        6,966         97,245
Dollar Tree Stores, Inc. (a)...        4,185        110,024
Family Dollar Stores, Inc. ....        3,594        110,659
Federated Department Stores,
 Inc. (a)......................        4,146        127,282
Fred's, Inc. ..................          782         21,341
J.C. Penney Co., Inc. Holding
 Co............................        5,591        106,508
Kohl's Corp. (a)...............        7,060        412,657
May Department Stores Co.
 (The).........................        5,939        138,676
Neiman Marcus Group, Inc. Class
 A (a).........................        1,756         51,100
Nordstrom, Inc. ...............        2,868         57,130
Saks, Inc. (a).................        5,254         57,006
Sears, Roebuck & Co. ..........        6,603        173,395
Shopko Stores, Inc. (a)........          886         11,226
Stein Mart, Inc. (a)...........        1,283          7,493
Target Corp. ..................       18,922        569,931
Wal-Mart Stores, Inc. .........       92,838      4,971,475
                                               ------------
                                                  7,533,184
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
AES Corp. (The) (a)............       11,155         19,744
Aquila, Inc. ..................        6,639         24,564
Avista Corp. ..................        1,473         15,172
Calpine Corp. (a)..............        7,800         15,600
Duke Energy Corp. .............       18,476        378,573
Dynegy, Inc. Class A...........        7,358          5,004
El Paso Corp. .................       12,058         93,450
Energen Corp. .................        1,061         29,602
Energy East Corp. .............        5,277        112,400
Equitable Resources, Inc. .....        2,284         81,310
MDU Resources Group, Inc. .....        3,415         84,248
Mirant Corp. (a)...............        8,452         18,087
National Fuel Gas Co. .........        2,926         59,017
Northwestern Corp. ............        1,143          9,716
ONEOK, Inc. ...................        2,208         41,820
Questar Corp. .................        2,992         77,194

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
SCANA Corp. ...................        4,052   $    118,237
Sierra Pacific Resources.......        3,903         23,340
Vectren Corp. .................        2,479         61,058
Westar Energy, Inc. ...........        2,625         28,481
Williams Cos., Inc. (The)......       10,767         20,242
                                               ------------
                                                  1,316,859
                                               ------------
OFFICE ELECTRONICS (0.0%) (B)
Gerber Scientific, Inc. .......          862          3,319
Xerox Corp. (a)................       15,113        100,350
Zebra Technologies Corp. Class
 A (a).........................          973         59,859
                                               ------------
                                                    163,528
                                               ------------
OIL & GAS (2.3%)
Amerada Hess Corp. ............        1,856         95,213
Anadarko Petroleum Corp. ......        5,212        232,142
Apache Corp. ..................        2,965        160,288
Ashland, Inc. .................        1,518         39,847
Burlington Resources, Inc. ....        4,211        173,493
Cabot Oil & Gas Corp. .........          986         21,554
ChevronTexaco Corp. ...........       22,326      1,509,907
Cimarex Energy Co. ............        1,243         19,764
ConocoPhillips.................       14,083        683,025
Devon Energy Corp. ............        3,261        164,680
EOG Resources, Inc. ...........        2,500         92,575
Evergreen Resources, Inc.
 (a)...........................          574         23,609
Exxon Mobil Corp. .............      140,938      4,743,973
Forest Oil Corp. (a)...........        1,716         42,814
Frontier Oil Corp. ............          805         12,083
Kerr-McGee Corp. ..............        2,067         89,914
Marathon Oil Corp. ............        6,474        135,307
Murphy Oil Corp. ..............        1,684        141,170
Newfield Exploration Co. (a)...        1,368         47,866
Noble Energy, Inc. ............        2,089         76,019
Nuevo Energy Co. (a)...........          527          7,167
Occidental Petroleum Corp. ....        7,760        221,393
Ocean Energy, Inc. ............        6,454        120,238
Overseas Shipholding Group,
 Inc. .........................        1,259         21,844
Patina Oil & Gas Corp. ........          838         24,428
Pioneer Natural Resources
 Co. ..........................        4,278        106,394
Plains Resources, Inc. (a).....          736         16,427
Pogo Producing Co. ............        1,874         67,558
Prima Energy Corp. (a).........          395          9,188
Remington Oil & Gas Corp. (a)..          841         12,951
St. Mary Land & Exploration
 Co. ..........................          858         21,742
Stone Energy Corp. (a).........          812         26,114
Sunoco, Inc. ..................        1,572         47,128
Swift Energy Co. (a)...........          828          5,962
Tom Brown, Inc. (a)............        1,210         28,919
Unocal Corp. ..................        5,123        141,600
Valero Energy Corp. ...........        3,898        137,249


                                      SHARES          VALUE
                                 -------------------------
OIL & GAS (CONTINUED)
Vintage Petroleum, Inc. .......        1,948   $     18,701
Western Gas Resources, Inc. ...        1,207         39,964
XTO Energy, Inc. ..............        4,578        110,101
                                               ------------
                                                  9,690,311
                                               ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. ...........        1,184         28,167
Bowater, Inc. .................        2,035         68,966
Buckeye Technologies, Inc.
 (a)...........................        1,074          6,702
Deltic Timber Corp. ...........          368          9,708
Georgia-Pacific Corp. .........        4,704         57,389
Glatfelter.....................        1,585         19,115
International Paper Co. .......       10,083        352,199
Louisiana-Pacific Corp. (a)....        2,238         15,084
MeadWestvaco Corp. ............        4,139         86,712
Pope & Talbot, Inc. ...........          483          5,690
Potlatch Corp. ................        1,039         27,159
Rayonier, Inc. ................        1,014         42,771
Wausau-Mosinee Paper Corp. ....        1,886         18,011
Weyerhaeuser Co. ..............        4,543        205,798
                                               ------------
                                                    943,471
                                               ------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co. Class B.....        1,181         60,963
Avon Products, Inc. ...........        4,899        237,553
Gillette Co. (The).............       22,060        659,153
Nature's Sunshine Products,
 Inc. .........................          497          5,621
NBTY, Inc. (a).................        2,042         31,753
                                               ------------
                                                    995,043
                                               ------------
PHARMACEUTICALS (4.2%)
Abbott Laboratories............       32,604      1,365,129
Allergan, Inc. ................        2,743        149,356
Alpharma, Inc. ................        1,592         15,092
Barr Laboratories, Inc. (a)....        1,606         94,481
Bristol-Myers Squibb Co. ......       40,406        994,392
Forest Laboratories, Inc.
 (a)...........................        3,700        362,563
ICN Pharmaceuticals, Inc. .....        3,045         25,426
IVAX Corp. (a).................        7,128         89,456
Johnson & Johnson..............       62,065      3,646,319
King Pharmaceuticals, Inc.
 (a)...........................        5,178         79,482
Lilly (Eli) & Co. .............       23,436      1,300,698
Medicis Pharmaceutical Corp.
 (a)...........................          835         38,327
Merck & Co., Inc. .............       46,898      2,543,748
MGI Pharma, Inc. (a)...........          775          5,820
Mylan Laboratories, Inc. ......        4,616        145,266
Noven Pharmaceuticals, Inc.
 (a)...........................          695          8,903
Perrigo Co. (a)................        2,652         33,415
Pfizer, Inc. ..................      129,101      4,101,539
Pharmacia Corp. ...............       26,895      1,156,485
Schering-Plough Corp. .........       30,586        653,011
Sepracor, Inc. (a).............        3,099         26,961

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
PHARMACEUTICALS (CONTINUED)
SICOR, Inc. (a)................        4,278   $     63,699
Watson Pharmaceuticals, Inc.
 (a)...........................        2,150         59,104
Wyeth..........................       27,676        927,146
                                               ------------
                                                 17,885,818
                                               ------------
ROAD & RAIL (0.3%)
Arkansas Best Corp. (a)........          766         22,942
Burlington Northern Santa Fe
 Corp. ........................        7,935        204,168
CSX Corp. .....................        4,520        124,752
GATX Corp. ....................        1,787         35,829
Heartland Express, Inc. (a)....        1,542         30,269
Kansas City Southern...........        1,853         25,942
Knight Transportation, Inc.
 (a)...........................        1,132         22,346
Landstar System Holdings, Inc.
 (a)...........................          502         24,467
Norfolk Southern Corp. ........        8,067        162,953
Roadway Corp. .................          598         23,962
Swift Transportation Co., Inc.
 (a)...........................        3,156         50,780
Union Pacific Corp. ...........        5,299        312,906
US Freightways Corp. ..........          829         23,295
Werner Enterprises, Inc. ......        1,968         40,246
Yellow Corp. (a)...............          897         24,838
                                               ------------
                                                  1,129,695
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
Actel Corp. (a)................          754         12,207
Advanced Energy Industries,
 Inc. (a)......................          989         11,977
Advanced Micro Devices, Inc.
 (a)...........................        7,192         44,159
Alliance Semiconductor Corp.
 (a)...........................        1,258          5,246
Altera Corp. (a)...............        8,097         94,897
Analog Devices, Inc. (a).......        7,634        204,591
Applied Materials, Inc. (a)....       34,368        516,551
Applied Micro Circuits Corp.
 (a)...........................        6,200         24,180
Atmel Corp. (a)................       17,224         28,764
ATMI, Inc. (a).................          942         17,323
Axcelis Technologies, Inc.
 (a)...........................        3,019         16,242
Broadcom Corp. Class A (a).....        5,460         65,411
Brooks-PRI Automation, Inc.
 (a)...........................        1,037         15,856
Cabot Microelectronics Corp.
 (a)...........................          885         40,170
Cirrus Logic, Inc. (a).........        3,073         10,141
Cohu, Inc. ....................          638         10,068
Credence Systems Corp. (a).....        2,214         18,443
Cree, Inc. (a).................        2,664         45,954
Cymer, Inc. (a)................        1,041         26,150
Cypress Semiconductor Corp.
 (a)...........................        4,520         25,402
DSP Group, Inc. (a)............          834         11,927
DuPont Photomasks, Inc. (a)....          551         11,510
ESS Technology, Inc. (a).......        1,409          7,679
Exar Corp. (a).................        1,204         15,170
Fairchild Semiconductor Corp.
 Class A (a)...................        4,180         49,742


                                      SHARES          VALUE
                                 -------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
FEI Co. (a)....................        1,242   $     19,934
Helix Technology Corp. ........          805          8,235
Integrated Device Technology,
 Inc. (a)......................        3,806         37,592
Intel Corp. ...................      139,081      2,406,101
International Rectifier Corp.
 (a)...........................        2,341         40,429
Intersil Corp. Class A (a).....        5,007         85,069
KLA-Tencor Corp. (a)...........        3,898        138,808
Kopin Corp. (a)................        2,139          7,936
Kulicke & Soffa Industries,
 Inc. (a)......................        1,520          5,700
Lam Research Corp. (a).........        1,454         18,306
Lattice Semiconductor Corp.
 (a)...........................        4,694         31,778
Linear Technology Corp. .......        6,600        182,424
LSI Logic Corp. (a)............        7,535         44,457
LTX Corp. (a)..................        4,042         25,060
Maxim Integrated Products, Inc.
 (a)...........................        6,771        215,589
Micrel, Inc. (a)...............        7,438         61,438
Microchip Technology, Inc.
 (a)...........................        4,178        101,943
Micron Technology, Inc. (a)....       12,438        199,008
Microsemi Corp. (a)............          894          6,642
MIPS Technologies, Inc. (a)....        2,445          4,521
National Semiconductor Corp.
 (a)...........................        3,645         48,406
Novellus Systems, Inc. (a).....        2,920         92,272
NVIDIA Corp. (a)...............        3,014         35,867
Pericom Semiconductor Corp.
 (a)...........................          786          6,759
Phototronics, Inc. (a).........          938         11,387
PMC-Sierra, Inc. (a)...........        3,500         17,045
Power Integrations, Inc. (a)...          872         15,382
QLogic Corp. (a)...............        1,900         66,139
RF Micro Devices, Inc. (a).....        6,165         52,335
Rudolph Technologies, Inc.
 (a)...........................          499          8,523
Semtech Corp. (a)..............        2,691         38,024
Skyworks Solutions, Inc. (a)...        4,162         29,550
Standard Microsystems Corp.
 (a)...........................          492          9,432
Supertex, Inc. (a).............          385          5,124
Teradyne, Inc. (a).............        3,839         46,490
Texas Instruments, Inc. .......       36,150        573,339
Three-Five Systems, Inc. (a)...          664          3,785
TriQuint Semiconductor, Inc.
 (a)...........................        4,809         24,285
Ultratech Stepper, Inc. (a)....          696          6,125
Varian Semiconductor Equipment
 Associates, Inc. (a)..........        1,023         24,368
Xilinx, Inc. (a)...............        6,959        132,151
                                               ------------
                                                  6,217,518
                                               ------------
SOFTWARE (2.3%)
Activision, Inc. (a)...........        2,458         50,389
Adobe Systems, Inc. ...........        5,012        118,484
Advent Software, Inc. (a)......        1,318         18,597
ANSYS, Inc. ...................          455          8,918

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
SOFTWARE (CONTINUED)
Ascential Software Corp. (a)...        9,322   $     22,559
Autodesk, Inc. ................        2,228         26,068
Barra, Inc. (a)................          622         22,324
BMC Software, Inc. (a).........        5,087         81,087
Cadence Design Systems, Inc.
 (a)...........................        9,764         98,909
Captaris, Inc. (a).............        1,202          2,164
Catapult Communications Corp.
 (a)...........................          402          5,202
Cerner Corp. (a)...............        1,092         38,886
Citrix Systems, Inc. (a).......        3,820         28,841
Computer Associates
 International, Inc. ..........       12,082        179,539
Compuware Corp. (a)............        7,747         37,581
Concord Communications, Inc.
 (a)...........................          524          3,830
Dendrite International, Inc.
 (a)...........................        1,230          7,589
Electronic Arts, Inc. (a)......        2,948        191,974
Factset Research Systems,
 Inc. .........................        1,037         28,362
Fair, Isaac and Co., Inc. .....        1,554         59,782
Filenet Corp. (a)..............        1,098         11,913
Hyperion Solutions Corp. (a)...        1,027         27,729
Intuit, Inc. (a)...............        4,400        228,448
Jack Henry & Associates,
 Inc. .........................        3,310         34,024
JDA Software Group, Inc. (a)...          862          7,543
Kronos, Inc. (a)...............          607         21,609
Legato Systems, Inc. (a).......        2,225          8,099
Macromedia, Inc. (a)...........        1,895         21,243
MapInfo Corp. (a)..............          566          3,419
Mentor Graphics Corp. (a)......          854          8,107
Mercury Interactive Corp.
 (a)...........................        1,708         45,040
MICROS Systems, Inc. (a).......          541         11,231
Microsoft Corp. (a)............      112,988      6,041,468
MRO Software, Inc. (a).........          713          5,176
National Instruments Corp.
 (a)...........................        1,883         54,023
Network Associates, Inc. (a)...        5,743         91,256
Novell, Inc. (a)...............        7,022         17,064
NYFIX, Inc. (a)................          979          3,759
Oracle Corp. (a)...............      113,300      1,154,527
Parametric Technology Corp.
 (a)...........................        5,837         13,484
PeopleSoft, Inc. (a)...........        6,324        114,464
Phoenix Technologies Ltd.
 (a)...........................          803          4,465
Progress Software Corp. (a)....        1,101         13,741
QRS Corp. (a)..................          487          2,425
Radiant Systems, Inc. (a)......          851          9,208
RadiSys Corp. (a)..............          539          3,606
Rational Software Corp. (a)....        4,252         28,148
Reynolds & Reynolds Co. (The)
 Class A.......................        2,564         60,690
Roxio, Inc. (a)................          710          2,173
RSA Security, Inc. (a).........        2,254         10,075
SERENA Software, Inc. (a)......        1,243         19,838
Siebel Systems, Inc. (a).......        9,747         73,297
SPSS, Inc. (a).................          519          5,512
Sybase, Inc. (a)...............        3,577         45,821
Symantec Corp. (a).............        5,344        213,760


                                      SHARES          VALUE
                                 -------------------------
SOFTWARE (CONTINUED)
Synopsys, Inc. (a).............        2,874   $    108,781
Systems & Computer Technology
 Corp. (a).....................        1,026          9,665
Take-Two Interactive Software,
 Inc. (a)......................        1,137         29,312
TALX Corp. ....................          400          5,360
THQ, Inc. (a)..................        1,214         17,554
Transaction Systems Architects,
 Inc. Class A (a)..............        1,294          9,653
VERITAS Software Corp. (a).....        8,584        130,906
Verity, Inc. (a)...............        1,100          9,922
Wind River Systems, Inc. (a)...        2,052          7,428
                                               ------------
                                                  9,776,051
                                               ------------
SPECIALTY RETAIL (1.3%)
Aaron Rents, Inc. .............          662         14,266
Abercrombie & Fitch Co. Class A
 (a)...........................        3,650         65,043
American Eagle Outfitters, Inc.
 (a)...........................        2,637         38,289
AnnTaylor Stores Corp. (a).....        1,357         31,795
AutoZone, Inc. (a).............        2,220        190,409
Barnes & Noble, Inc. (a).......        2,463         51,969
Bed Bath & Beyond, Inc. (a)....        6,057        214,781
Best Buy Co., Inc. (a).........        6,687        137,819
Borders Group, Inc. (a)........        2,988         51,483
Building Materials Holdings
 Corp. (a).....................          403          4,961
Burlington Coat Factory
 Warehouse Corp. ..............        1,371         26,844
Cato Corp. (The) Class A.......          785         14,405
CDW Computer Centers, Inc.
 (a)...........................        3,147        166,854
Chico's FAS, Inc. (a)..........        2,532         48,868
Children's Place Retail Stores,
 Inc. (The) (a)................          817          7,190
Christopher & Banks Corp. (a)..          786         20,986
Circuit City Stores-Circuit
 City Group....................        4,243         42,048
Claire's Stores, Inc. .........        1,781         45,879
Copart, Inc. (a)...............        3,352         35,766
Cost Plus, Inc. (a)............          665         19,219
Dress Barn, Inc. (The) (a).....          871         13,675
Footstar, Inc. (a).............          620          4,501
Gap, Inc. (The)................       17,921        210,930
Genesco, Inc. (a)..............          674         10,757
Goody's Family Clothing, Inc.
 (a)...........................        1,003          4,453
Group 1 Automotive, Inc. (a)...          710         15,009
Gymboree Corp. (The) (a).......          889         16,322
Hancock Fabrics, Inc. .........          581          9,238
Haverty Furniture Cos.,
 Inc. .........................          666          8,551
Home Depot, Inc. (The).........       49,107      1,418,210
Hot Topic, Inc. (a)............          968         18,876
Hughes Supply, Inc. ...........          736         25,134
Jo-Ann Stores, Inc. Class A
 (a)...........................          580         14,123

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
SPECIALTY RETAIL (CONTINUED)
Limited Brands, Inc. ..........       10,818   $    169,518
Linens 'n Things, Inc. (a).....        1,356         31,880
Lowe's Cos., Inc. .............       16,194        675,776
Men's Wearhouse, Inc. (The)
 (a)...........................        1,268         17,397
Michaels Stores, Inc. (a)......        2,418        108,713
Office Depot, Inc. (a).........        6,243         89,837
O'Reilly Automotive, Inc.
 (a)...........................        1,633         44,532
Pacific Sunwear of California,
 Inc. (a)......................        1,013         23,674
Payless ShoeSource, Inc. (a)...          823         41,562
Pep Boys-Manny, Moe & Jack
 (The).........................        1,587         18,409
PETsMART, Inc. (a).............        4,900         93,639
Pier 1 Imports, Inc. ..........        3,444         64,919
RadioShack Corp. ..............        3,576         74,738
Ross Stores, Inc. .............        2,914        121,951
Sherwin-Williams Co. (The).....        3,155         86,289
Staples, Inc. (a)..............        9,560        148,180
TBC Corp. (a)..................          651          7,545
Tiffany & Co. .................        3,090         80,896
TJX Cos., Inc. (The)...........       11,272        231,302
Too, Inc. (a)..................        1,045         26,439
Toys "R" Us, Inc. (a)..........        4,127         41,229
Ultimate Electronics, Inc.
 (a)...........................          428          5,577
United Rentals, Inc. (a).......        2,821         17,208
Wet Seal, Inc. (The) Class A
 (a)...........................          928         10,802
Williams-Sonoma, Inc. (a)......        4,239        100,888
Zale Corp. (a).................        1,053         30,748
                                               ------------
                                                  5,362,301
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Ashworth, Inc. (a).............          513          2,719
Brown Shoe Co., Inc. ..........          541         10,468
Coach, Inc. (a)................        3,268         97,223
Fossil, Inc. (a)...............        1,416         27,768
Haggar Corp. ..................          255          2,759
Jones Apparel Group, Inc.
 (a)...........................        2,733         94,671
Kellwood Co. ..................          780         18,213
K-Swiss, Inc. Class A..........          570         14,609
Liz Claiborne, Inc. ...........        2,298         68,297
Nautica Enterprises, Inc.
 (a)...........................        1,037         11,614
NIKE, Inc. Class B.............        5,612        264,830
Oshkosh B' Gosh, Inc. Class
 A.............................          389         11,592
Oxford Industries, Inc. .......          232          5,498
Phillips-Van Heusen Corp. .....          852         11,519
Quiksilver, Inc. (a)...........          686         16,471
Reebok International Ltd.
 (a)...........................        1,198         33,844
Russell Corp. .................          990         15,385
Stride Rite Corp. .............        1,297         11,089
Timberland Co. (The) Class A
 (a)...........................        1,384         43,984
Unifi, Inc. (a)................        1,970         10,874
V.F. Corp. ....................        2,336         86,012
Wellman, Inc. .................          983          9,928
Wolverine World Wide, Inc. ....        1,282         20,653
                                               ------------
                                                    890,020
                                               ------------


                                      SHARES          VALUE
                                 -------------------------
TOBACCO (0.5%)
DIMON, Inc. ...................        1,377   $      8,455
Philip Morris Cos., Inc. ......       44,112      1,797,564
R.J. Reynolds Tobacco Holdings,
 Inc. .........................        1,984         80,451
Schweitzer-Mauduit
 International, Inc. ..........          459         11,378
Universal Corp. ...............          958         33,741
UST, Inc. .....................        3,495        106,912
                                               ------------
                                                  2,038,501
                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Applied Industrial
 Technologies, Inc. ...........          592         10,301
Fastenal Co. ..................        2,795         94,890
Genuine Parts Co. .............        3,658        108,057
Grainger (W.W.), Inc. .........        1,928         93,431
Lawson Products, Inc. .........          297          8,524
Watsco, Inc. ..................          829         13,264
                                               ------------
                                                    328,467
                                               ------------
WATER UTILITIES (0.1%)
American States Water Co. .....          467         12,516
American Water Works Co.,
 Inc. .........................        3,661        163,939
Philadelphia Suburban Corp. ...        2,118         45,516
                                               ------------
                                                    221,971
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)...........................       56,490        388,086
Boston Communications Group,
 Inc. (a)......................          532          6,873
Metro One Telecommunications,
 Inc. (a)......................          756          3,394
Nextel Communications, Inc.
 Class A (a)...................       18,973        214,016
Price Communications Corp.
 (a)...........................        1,999         26,667
Sprint Corp. (PCS Group) (a)...       20,678         71,959
Telephone & Data Systems,
 Inc. .........................        2,160        109,944
                                               ------------
                                                    820,939
                                               ------------
Total Common Stocks
 (Cost $233,792,492)...........                 205,156,734(f)
                                               ------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Alexandria Real Estate
 Equities, Inc. ...............          512         21,504
AMB Property Corp. ............        2,389         64,025
American Land Lease, Inc. .....          236          3,295
AMLI Residential Properties
 Trust.........................          544         11,424
Apartment Investment &
 Management Co. Class A........        2,577         90,556
Archstone-Smith Trust..........        4,970        114,012
Arden Realty, Inc. ............        1,799         38,499
Associated Estates Realty
 Corp. ........................          595          3,612
Avalonbay Communities, Inc. ...        1,956         73,741

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Bedford Property Investors,
 Inc. .........................          510   $     12,694
Boston Properties, Inc. .......        2,683         95,783
Boykin Lodging Co. ............          524          4,480
Brandywine Realty Trust........        1,083         21,660
BRE Properties, Inc. Class A...        1,296         37,195
Camden Property Trust..........        1,168         36,605
Capital Automotive REIT........        1,681         41,185
Carr America Realty Corp. .....        1,501         35,634
CBL & Associates Properties,
 Inc. .........................          826         30,529
Centerpoint Properties
 Corp. ........................          654         35,238
Chateau Communities, Inc. .....          883         19,700
Chelsea Property Group,
 Inc. .........................        1,077         35,056
Colonial Properties Trust......        1,351         44,664
Commercial Net Lease Realty....        1,240         19,344
Cornerstone Realty Income
 Trust, Inc. ..................        1,456         11,269
Corporate Office Properties
 Trust.........................          688          9,254
Correctional Properties
 Trust.........................          222          4,717
Cousins Properties, Inc. ......        1,404         31,450
Crescent Real Estate Equity
 Co. ..........................        3,012         44,427
Crown American Realty Trust....          952          8,425
Developers Diversified Realty
 Corp. ........................        1,840         39,376
Duke Realty Corp. .............        3,807         92,510
EastGroup Properties, Inc. ....          490         11,887
Entertainment Properties
 Trust.........................          513         11,548
Equity Inns, Inc. .............        1,282          7,487
Equity Office Properties
 Trust.........................       20,375        490,630
Equity One, Inc. ..............        1,029         13,254
Equity Residential.............       13,496        320,125
Essex Property Trust, Inc. ....        1,099         52,159
Federal Realty Investment
 Trust.........................        1,235         32,542
FelCor Lodging Trust, Inc. ....        1,642         18,358
First Industrial Realty Trust,
 Inc. .........................        1,113         30,096
Gables Residential Trust.......          754         17,078
General Growth Properties,
 Inc. .........................        1,765         84,861
Getty Realty Corp. ............          655         12,825
Glenborough Realty Trust,
 Inc. .........................        1,664         30,368
Glimcher Realty Trust..........          942         15,204
Great Lakes REIT, Inc. ........          510          8,813
Health Care Property Investors,
 Inc. .........................        1,633         70,546
Health Care REIT, Inc. ........          793         22,267
Highwoods Properties, Inc. ....        1,488         29,760
Home Properties of N.Y.,
 Inc. .........................          736         23,331
Hospitality Properties Trust...        4,058        132,778
Host Marriot Corp. ............        7,445         61,049
HRPT Properties Trust..........        3,523         27,726
Innkeepers USA Trust...........        1,140          8,846
Investors Real Estate Trust....          834          8,799
IRT Property Co. ..............        1,029         12,204


                                      SHARES          VALUE
                                 -------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
JDN Realty Corp. ..............        1,073   $     11,674
Keystone Property Trust........          565          9,362
Kilroy Realty Corp. ...........        1,695         36,476
Kimco Realty Corp. ............        2,966         89,870
Koger Equity, Inc. ............          659         10,228
Kramont Realty Trust...........          648          9,234
Lasalle Hotel Properties.......          570          7,467
Lexington Corporate Properties
 Trust.........................          759         11,468
Liberty Property Trust.........        2,117         62,113
Macerich Co. (The).............        1,025         29,161
Mack-Cali Realty Corp. ........        1,612         46,571
Manufactured Home
 Communities...................          667         19,043
MeriStar Hospitality Corp. ....        1,372         10,427
Mid-America Apartment
 Communities, Inc. ............          536         12,650
Mid-Atlantic Realty Trust......          519          8,538
Mills Corp. ...................        1,140         31,635
Mission West Properties,
 Inc. .........................          528          5,306
Nationwide Health Properties,
 Inc. .........................        1,041         17,739
New Plan Excel Realty Trust....        6,168        106,891
Pan Pacific Retail Properties,
 Inc. .........................          955         31,992
Parkway Properties, Inc. ......          279          9,349
Pennsylvania Real Estate
 Investment Trust..............          489         12,543
Plum Creek Timber Co., Inc. ...        3,900         88,179
Post Properties, Inc. .........        1,125         26,381
Prentiss Properties Trust......        1,162         31,316
Prime Group Realty Trust.......          480          2,136
ProLogis.......................        5,062        122,500
PS Business Parks, Inc. .......          659         20,884
Public Storage, Inc. ..........        3,277         96,409
Ramco-Gershenson Properties
 Trust.........................          348          6,629
Realty Income Corp. ...........          947         31,677
Reckson Associates Realty
 Corp. ........................        1,720         34,933
Regency Centers Corp. .........        1,636         51,141
RFS Hotel Investors, Inc. .....          823          9,563
Rouse Co. (The)................        2,445         72,494
Saul Centers, Inc. ............          445         10,635
Senior Housing Properties
 Trust.........................        1,579         16,169
Shurgard Storage Centers, Inc.
 Class A.......................        2,120         64,024
Simon Property Group, Inc. ....        9,126        311,653
Sizeler Property Investors,
 Inc. .........................          364          3,531
SL Green Realty Corp. .........          849         24,774
Sovran Self Storage, Inc. .....          383         11,126
Summit Properties, Inc. .......          835         15,122
Sun Communities, Inc. .........          533         18,042
Tanger Factory Outlet Centers,
 Inc. .........................          243          6,828
Taubman Centers, Inc. .........        1,546         21,412

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Town & Country Trust...........          489   $      9,491
Trizec Properties, Inc. .......        4,320         43,848
U.S. Restaurant Properties,
 Inc. .........................          597          7,689
United Dominion Realty Trust,
 Inc. .........................        3,045         43,939
Universal Health Realty Income
 Trust.........................          332          8,898
Urstadt Biddle Properties Class
 A.............................          488          5,339
Ventas, Inc. ..................        1,424         16,234
Vornado Realty Trust...........        3,031        111,389
Washington Real Estate
 Investment Trust..............        1,111         26,753
Weingarten Realty Investors....        1,474         54,759
                                               ------------
Total Real Estate Investment
 Trusts
 (Cost $4,764,978).............                   4,702,038
                                               ------------
SHORT-TERM INVESTMENTS (27.3%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (18.8%)
7-Eleven, Inc.
 1.73%, due 11/21/02 (c).......  $ 3,700,000      3,696,439
Cooperative Association of
 Tractor Dealers, Inc.
 1.77%, due 11/26/02 (c).......    1,500,000      1,498,153
 1.78%, due 11/5/02 (c)........      500,000        499,901
Countrywide Home Loans, Inc.
 1.78%, due 11/26/02 (c).......   15,500,000     15,480,813
Dealers Capital Access Trust
 1.81%, due 11/7/02- 11/8/02
 (c)...........................    9,400,000      9,396,941
General Electric Capital
 Services, Inc.
 1.75%, due 11/22/02 (c).......    6,100,000      6,093,762
General Motors Acceptance Corp.
 2.02%, due 11/22/02 (c).......   14,700,000     14,682,664
Northern Rock PLC
 1.75%, due 11/12/02 (c).......   17,000,000     16,990,888
River Fuel Funding Co.
 1.72%, due 12/12/02 (c).......    1,074,000      1,071,896
Yorkshire Building Society
 1.75%, due 11/20/02 (c).......   10,000,000      9,990,747
                                               ------------
Total Commercial Paper
 (Cost $79,402,204)............                  79,402,204
                                               ------------


                                  PRINCIPAL
                                   AMOUNT
                                 -----------
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
U.S. GOVERNMENT (8.5%)
United States Treasury Bills
 1.52%, due 1/9/03 (c).........  $13,400,000   $ 13,363,793
 1.63%, due 1/16/03 (c)........   22,300,000     22,232,676
                                               ------------
Total U.S. Government
 (Cost $35,585,579)............                  35,596,469
                                               ------------
Total Short-Term Investments
 (Cost $114,987,783)...........                 114,998,673
                                               ------------
Total Investments
 (Cost $444,756,376) (g).......         99.6%   420,364,373(h)
Cash and Other Assets,
 Less Liabilities..............          0.4      1,814,369
                                 -----------    -----------
Net Assets.....................        100.0%  $422,178,742
                                 ===========   ============

FUTURES CONTRACTS (-0.5%)
                                           UNREALIZED
                             CONTRACTS   APPRECIATION/
                              LONG       (DEPRECIATION) (i)
                             -----------------------------
CANADA (-0.1%)
Standard & Poor's Toronto
 Stock Exchange 60 Index
 December 2002.............     283         $  (611,661)
                                            -----------

FRANCE (0.0%) (B)
CAC 40 Index November
 2002......................     282              81,322
                                            -----------

GERMANY (-0.6%)
German DAX Index December
 2002......................     223          (2,423,377)
                                            -----------

HONG KONG (-0.1%)
Hong Kong Hang Seng Index,
 November 2002.............     134            (306,972)
                                            -----------

ITALY (-0.2%)
Milan MIB 30 Index December
 2002......................     181            (767,076)
                                            -----------

JAPAN (-0.0%) (B)
TOPIX Index December
 2002......................      70            (195,372)
                                            -----------
UNITED STATES (0.2%)
United States Treasury
 Note, December 2002
 (10 Year).................     495             849,628
                                            -----------
Total Contracts Long
 (Settlement Value
 $130,246,640).............                  (3,373,508)
                                            -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

FUTURES CONTRACTS (CONTINUED)

                                             UNREALIZED
                             CONTRACTS    APPRECIATION/
                              SHORT      (DEPRECIATION) (i)
                             -----------------------------
UNITED STATES (0.3%)
Standard & Poor's 500 Index
 December 2002.............     268         $ 1,304,117
                                            -----------
Total Contracts Short
 (Settlement Value
 $59,321,800)..............                   1,304,117
                                            -----------
Total Future Contracts
 (Settlement Value
 $70,924,840) (e)(f).......                 $(2,069,391)
                                            ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Yankee bond.
(e) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 29.4% of net assets.
(f) The combined market value of common stocks and settlement value of Index futures contracts represents 34.5% of net assets.
(g) The cost for federal income tax purposes is $446,305,588.
(h) At October 31, 2002 net unrealized depreciation was $25,941,215, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,649,901 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $60,591,116.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost $444,756,376).............................  $420,364,373
 Cash.............................................        55,336
 Receivables due from broker for futures
   contracts......................................         8,559
 Receivables:
   Dividends and interest.........................     1,554,838
   Variation margin on futures contracts..........       603,255
   Fund shares sold...............................       164,100
   Investment securities sold.....................        26,742
 Other assets.....................................         5,585
                                                    ------------
       Total assets...............................   422,782,788
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       185,716
   Transfer agent.................................       134,737
   Manager........................................        85,737
   Investment securities purchased................        84,511
   Professional...................................        52,990
   Shareholder communication......................        21,185
   Custodian......................................        13,283
 Accrued expenses.................................        25,887
                                                    ------------
       Total liabilities..........................       604,046
                                                    ------------
 Net assets.......................................  $422,178,742
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     36,934
   Service Class..................................         2,136
 Additional paid-in capital.......................   483,899,096
 Accumulated undistributed net investment
   income.........................................     7,832,913
 Accumulated net realized loss on investments,
   futures contracts and foreign currency
   transactions...................................   (43,130,753)
 Net unrealized depreciation on investments and
   futures contracts..............................   (26,461,394)
 Net unrealized depreciation on foreign currency
   transactions...................................          (190)
                                                    ------------
 Net assets.......................................  $422,178,742
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $399,198,939
                                                    ============
 Shares of capital stock outstanding..............    36,933,596
                                                    ============
 Net asset value per share outstanding............  $      10.81
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 22,979,803
                                                    ============
 Shares of capital stock outstanding..............     2,136,292
                                                    ============
 Net asset value per share outstanding............  $      10.76
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest.......................................  $  8,649,439
   Dividends (a)..................................     3,830,254
                                                    ------------
       Total income...............................    12,479,693
                                                    ------------
 Expenses:
   Manager........................................     3,040,104
   Transfer agent.................................       775,105
   Professional...................................       168,835
   Interest.......................................       122,563
   Custodian......................................        86,201
   Shareholder communication......................        65,106
   Service........................................        62,348
   Directors......................................        38,124
   Registration...................................        22,417
   Miscellaneous..................................        81,371
                                                    ------------
       Total expenses before
        reimbursement.............................     4,462,174
   Expense reimbursement from Manager.............      (517,847)
                                                    ------------
       Net expenses...............................     3,944,327
                                                    ------------
 Net investment income............................     8,535,366
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions..........................    (7,887,961)
   Futures transactions...........................    (8,777,772)
   Foreign currency transactions..................      (217,972)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................   (16,883,705)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................   (28,175,292)
   Futures transactions...........................    (4,551,189)
   Foreign currency transactions..................            59
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................   (32,726,422)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (49,610,127)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(41,074,761)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $13,415.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002            2001
                                                              -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   8,535,366   $  13,938,394
    Net realized loss on investments, futures contracts and
     foreign currency transactions..........................    (16,883,705)    (25,586,068)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    (32,726,422)    (57,770,690)
                                                              -------------   -------------
    Net decrease in net assets resulting from operations....    (41,074,761)    (69,418,364)
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (10,030,374)    (18,159,851)
      Service Class.........................................       (502,045)       (849,650)
    From net realized gain on investments:
      No-Load Class.........................................             --     (32,286,902)
      Service Class.........................................             --      (1,636,398)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (10,532,419)    (52,932,801)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     60,908,835      40,748,303
      Service Class.........................................      5,357,038       2,617,806
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      6,802,154      34,022,156
      Service Class.........................................        501,153       2,486,048
                                                              -------------   -------------
                                                                 73,569,180      79,874,313
    Cost of shares redeemed:
      No-Load Class.........................................    (72,085,088)    (67,431,309)
      Service Class.........................................     (3,618,659)     (3,478,807)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (2,134,567)      8,964,197
                                                              -------------   -------------
      Net decrease in net assets............................    (53,741,747)   (113,386,968)
NET ASSETS:
  Beginning of year.........................................    475,920,489     589,307,457
                                                              -------------   -------------
  End of year...............................................  $ 422,178,742   $ 475,920,489
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $   7,832,913   $  10,012,595
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                             NO-LOAD CLASS
                                                ------------------------------------------------------------------------
                                                                                        JANUARY 1        YEAR ENDED
                                                       YEAR ENDED OCTOBER 31             THROUGH         DECEMBER 31
                                                ------------------------------------   OCTOBER 31,   -------------------
                                                  2002          2001          2000        1999*        1998       1997
                                                --------      --------      --------   -----------   --------   --------
Net asset value at beginning of period........  $  12.11      $  15.21      $  14.57    $  15.36     $  14.83   $  13.19
                                                --------      --------      --------    --------     --------   --------
Net investment income.........................      0.22          0.37(c)       0.51        0.41         0.43       0.34
Net realized and unrealized gain (loss) on
 investments..................................     (1.25)        (2.09)(c)      1.08        0.41         2.70       3.15
Net realized and unrealized gain (loss) on
 foreign currency transactions................     (0.00)(a)     (0.00)(a)     (0.01)      (0.03)        0.02      (0.00)(a)
                                                --------      --------      --------    --------     --------   --------
Total from investment operations..............     (1.03)        (1.72)         1.58        0.79         3.15       3.49
                                                --------      --------      --------    --------     --------   --------
Less dividends and distributions:
From net investment income....................     (0.27)        (0.50)        (0.50)      (0.01)       (0.43)     (0.34)
From net realized gain on investments.........        --         (0.88)        (0.44)      (1.57)       (2.19)     (1.51)
                                                --------      --------      --------    --------     --------   --------
Total dividends and distributions.............     (0.27)        (1.38)        (0.94)      (1.58)       (2.62)     (1.85)
                                                --------      --------      --------    --------     --------   --------
Net asset value at end of period..............  $  10.81      $  12.11      $  15.21    $  14.57     $  15.36   $  14.83
                                                ========      ========      ========    ========     ========   ========
Total investment return.......................     (8.78%)      (12.12%)       11.18%       5.58%(b)    21.31%     26.69%
Ratios (to average net assets)/
 Supplemental Data:
Net investment income.........................      1.84%         2.66%(c)      3.45%       3.40%+       2.64%      2.27%
Net expenses..................................      0.83%         0.83%         0.83%       0.78%+       0.80%      0.76%
Expenses (before reimbursement)...............      0.94%         0.87%         0.83%       0.78%+       0.80%      0.76%
Portfolio turnover rate.......................         4%           15%           49%         18%          55%        19%
Net assets at end of period (in 000's)........  $399,199      $452,246      $561,329    $513,860     $500,449   $414,824

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.01)      ($0.01)
Increase net realized and unrealized gains and losses.......    0.01         0.01
Decrease ratio of net investment income.....................   (0.06%)      (0.06%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                         SERVICE CLASS
         ------------------------------------------------------------------------------
                                                    JANUARY 1           YEAR ENDED
                YEAR ENDED OCTOBER 31                THROUGH            DECEMBER 31
         ------------------------------------      OCTOBER 31,      -------------------
           2002          2001          2000           1999*           1998       1997
         --------      --------      --------      -----------      --------   --------
         $  12.05      $  15.14      $  14.50       $  15.33        $  14.81   $  13.19
         --------      --------      --------       --------        --------   --------
             0.18          0.33(c)       0.50           0.39            0.39       0.31
            (1.23)        (2.08)(c)      1.05           0.38            2.69       3.13
            (0.00)(a)     (0.00)(a)     (0.01)         (0.03)           0.02      (0.00)(a)
         --------      --------      --------       --------        --------   --------
            (1.05)        (1.75)         1.54           0.74            3.10       3.44
         --------      --------      --------       --------        --------   --------
            (0.24)        (0.46)        (0.46)         (0.00)(a)       (0.39)     (0.31)
               --         (0.88)        (0.44)         (1.57)          (2.19)     (1.51)
         --------      --------      --------       --------        --------   --------
            (0.24)        (1.34)        (0.90)         (1.57)          (2.58)     (1.82)
         --------      --------      --------       --------        --------   --------
         $  10.76      $  12.05      $  15.14       $  14.50        $  15.33   $  14.81
         ========      ========      ========       ========        ========   ========
            (8.96%)      (12.36%)       10.96%          5.31%(b)       21.00%     26.30%
             1.59%         2.41%(c)      3.20%          3.15%+          2.39%      2.02%
             1.08%         1.08%         1.08%          1.03%+          1.05%      1.01%
             1.19%         1.12%         1.08%          1.03%+          1.05%      1.01%
                4%           15%           49%            18%             55%        19%
         $ 22,980      $ 23,675      $ 27,978       $ 29,087        $ 16,853   $  9,889

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Balanced Fund
--------------------------------------------------------------------------------

For the 12 months ended October 31, 2002, value stocks outperformed growth stocks at all capitalization levels. Mid-cap and small-cap stocks showed stronger relative performance than large-capitalization issues. Overall, however, stocks experienced significant declines across growth and value styles and regardless of company size.

During the reporting period, several factors helped to undermine investor confidence, including corporate malfeasance, a weak job market, and geopolitical instability. Despite conflicting indicators, the U.S. economy continued to advance, fueled by exceedingly low interest rates. The Federal Reserve lowered the targeted federal funds rate in November and again in December of 2001 and then allowed interest rates to move with natural market forces through the end of October 2002. Home sales and refinancings rose as mortgage rates fell to their lowest level in almost four decades. Consumer spending, which accounts for about two-thirds of the U.S. economy, remained relatively strong.

Poor stock market performance led many investors to shift assets into fixed-income securities. The combination of increased demand and lower interest rates helped strengthen overall bond market performance. Amid widespread earnings disappointments, however, credit-quality concerns continued to put pressure on corporate bonds for the second year in a row.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse Balanced Fund returned 2.18% for No-Load Class shares. No-Load Class shares outperformed the -8.50% return of the average Lipper(1) balanced fund over the same period. No-Load Class shares also outperformed the -7.62% return of the Lipper Balanced Fund Index(2) for the reporting period.

The Fund's No-Load Class shares were rated five stars overall out of 686 domestic hybrid funds by Morningstar(3) as of October 31, 2002. The Fund's No-Load Class shares were rated five stars out of 686 domestic hybrid funds for the three-year period then ended, four stars out of 517 domestic hybrid funds for the five-year period then ended, and five stars out of 129 domestic hybrid funds for the 10-year period ended October 31, 2002.

Three factors contributed to the Fund's strong performance relative to its equity benchmarks. First, the Fund invests primarily in mid-cap value stocks, which constituted one of the strongest segments of the equity market. Second, the Fund benefited from strong selection among undervalued mid-cap stocks with attractive current operating characteristics. Third, the high quality of the Fund's bond holdings strengthened performance in a period when credit quality was a major concern for income investors.

STRONG AND WEAK PERFORMERS

The Fund maintains an allocation of 60% stocks and 40% bonds and avoids market timing or forecasting. Since the Fund selects stocks based on a quantitative approach that focuses on relative valuation and strong current operating results, the story behind securities is not relevant to the Fund's investment strategy. Even so, we are pleased to report some of the factors that influenced the performance of the Fund's holdings.

UnionBanCal generated solid profit growth throughout 2002 and its stock gained
29%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(2) The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics. Morningstar Rating is for No-Load Class shares only; other share classes may have different performance characteristics.

for the Fund's fiscal year.(4) The stock benefited from online residential mortgage lending and a multiyear contract by the U.S. Postal Service to process deposits for all nine postal districts in California. UnitedHealth Group is a diversified health and well-being enterprise whose stock gained 40% on strong performance across most business units and better-than-expected financial and operating results. Ross Stores is a discount retailer whose shares returned more than 30% on stronger-than-expected operating results. The company remained profitable, added locations, and plans to continue opening stores to increase its market share in the South.

Shares of Black & Decker, the biggest U.S. power-tool manufacturer, gained 40% during the reporting period, based on strong profits, aggressive cost cutting, and strategic factory relocations. Deluxe is a leading check-printing company whose stock gained 35% for the year ended October 31, 2002. For the first nine months of 2002, cost-cutting and productivity initiatives allowed the company to report higher net income and more revenue per unit.

Unfortunately, the Fund also had a number of holdings that detracted from performance. Rite Aid, the third largest U.S. drugstore chain, saw profits decline as operating results deteriorated. The Fund's entire position was sold in August 2002 at a loss of 64% since April 2002, when the stock was purchased for the Fund. Texas Instruments, whose digital signal processors are found in half of the cellular phones sold worldwide, suffered from disappointing sales and profits as orders declined. We sold the Fund's entire position in September 2002 at a loss of 55% since the stock's purchase in April 2002. Finally, Intel continued to deal with excess inventory and lagging demand, as the technology sector struggled to recover from the economic slowdown. We sold the Fund's entire position in the stock during September 2002 at a loss of 54% since March 2002, when the stock was purchased for the Fund.

PURCHASES AND SALES

The Fund holds approximately 100 stocks, none of which represents more than two percent of net assets. All purchases and sales follow the same investment principles, which require attractive valuation levels for the stock and improving operating characteristics at the company. In July, the Fund established a position in Adolph Coors, the third-largest U.S. brewer. After acquiring Carling beer, third-quarter profits at Adolph Coors rose 20%, and Adolph Coors' aggressive advertising has helped the stock price rise 32% from the date of purchase through the end of October 2002. Computer storage-device manufacturer Imation saw increasing demand for its products in the third quarter of 2002, and the stock, which was purchased in August, increased 41% by the close of the reporting period. GTECH Holdings specializes in computerized lottery systems, and the Fund purchased the stock in August 2002. New contracts, increasing revenues, and an improving balance sheet helped the stock rise 34% for the portion of the reporting period it was held in the Fund.

The Fund sold Caremark Rx, a leading U.S. pharmaceutical services company that saw increased revenues, strong mail-orders, and increasing generic drug sales. We sold the Fund's entire position at a 43% gain for the reporting period when it became overpriced according to our proprietary valuation measures. The Fund also sold its position in Maytag, the appliance manufacturer, at a gain of 40% during the portion of the reporting period the stock was held in the Fund, when higher-than-forecasted profits caused the stock to become overvalued. We sold the Fund's position in clothing retailer Abercrombie & Fitch at a loss when the retail slump led to disappointing earnings projections.

--------------------------------------------------------------------------------
(4) Unless otherwise specified, returns are for the 12-month period ended October 31, 2002.

SECTOR WEIGHTING CHANGES

Although the Fund does not select securities on a top-down or sector-first basis, occasionally shifting investor preferences may create value opportunities in specific industries. During the 12-month reporting period, the Fund's stock selection process led to increased weightings in energy equipment & services and in real estate, largely as a result of attractive valuations and the impact of declining interest rates. The Fund decreased its weighting in chemicals as relative valuation levels appreciated. The Fund also reduced its tobacco weighting as operating characteristics deteriorated.

As a result of the Fund's stock selection process, on October 31, 2002, the Fund was overweighted relative to the Russell Midcap Index in the household-durables and specialty-retail sectors, both of which contributed positively to the Fund's performance. At the end of the reporting period, the Fund was underweighted in health care equipment & supplies, biotechnology, and semiconductor equipment & products. Since these sectors had disappointing results, the Fund's underweighted positions enhanced relative performance.

LOOKING AHEAD

We intend to maintain an asset allocation of 60% stocks and 40% intermediate-term bonds as we seek strong risk-adjusted performance for the Fund. Our equity approach is a bottom-up, value-oriented quantitative method. The mid-capitalization stocks in which the Fund invests are well diversified across industries that exhibit improving fundamentals. We invest in bonds using a medium-duration, bottom-up, credit-analysis method. To help manage risk, we ladder the maturities of the corporate and government securities in the Fund's portfolio. Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                   ECLIPSE BALANCED FUND            LIPPER BALANCED FUND INDEX
                                                                   ---------------------            --------------------------
10/31/92                                                                   10000                              10000
93                                                                         12286                              11607
94                                                                         12286                              11537
95                                                                         15111                              13565
96                                                                         17062                              15533
97                                                                         21054                              18680
98                                                                         22744                              20690
99                                                                         22662                              23291
00                                                                         24847                              25132
01                                                                         26556                              22933
10/31/02                                                                   25847                              21184

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES LINE GRAPH]

                                                                   ECLIPSE BALANCED FUND            LIPPER BALANCED FUND INDEX
                                                                   ---------------------            --------------------------
10/31/92                                                                  10000.00                           10000.00
93                                                                        12256.00                           11607.00
94                                                                        12226.00                           11537.00
95                                                                        15002.00                           13565.00
96                                                                        16897.00                           15533.00
97                                                                        20793.00                           18680.00
98                                                                        22417.00                           20690.00
99                                                                        26914.00                           23291.00
00                                                                        24314.00                           25132.00
01                                                                        25976.00                           22933.00
10/31/02                                                                  25236.00                           21184.00


Source: Lipper Inc., 10/31/02
THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 10/31/92.

                                                             AVERAGE ANNUAL TOTAL RETURNS*
            PERFORMANCE                                          AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------------------
                                                            ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------
Eclipse Balanced Fund No-Load Class                           2.18%       4.93%       9.96%
Eclipse Balanced Fund Service
 Class(+)                                                     1.93        4.68        9.70
Average Lipper balanced fund(++)                             -8.50        1.75        7.53
Lipper Balanced Fund Index(sec.)                             -7.62        2.54        7.79

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1992                                                                             12.01
1993                                                                             17.06
1994                                                                              0.01
1995                                                                             22.99
1996                                                                             12.91
1997                                                                             23.40
1998                                                                              8.03
1999                                                                             -0.36
2000                                                                              9.64
2001                                                                              1.80
2002                                                                              2.18

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.

* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 7/1/02, include the historical performance of the No-Load Class from the Fund's inception on 5/1/89, up to 6/30/02. Performance figures for these classes will vary after 6/30/02, based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE BALANCED FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

BALANCED FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

LONG-TERM BONDS (39.2%)+
CORPORATE BONDS (29.3%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AEROSPACE & DEFENSE (0.8%)
Boeing Co.
 6.35%, due 6/15/03..............  $  500,000   $   509,772
Honeywell, Inc.
 7.125%, due 4/15/08.............     150,000       170,399
                                                -----------
                                                    680,171
                                                -----------
BANKS (1.2%)
BankAmerica Corp.
 7.125%, due 3/1/09..............     900,000     1,012,356
                                                -----------
BEVERAGES (1.7%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08.............     250,000       271,509
Coca-Cola Co. (The)
 4.00%, due 6/1/05...............     500,000       519,733
Coca-Cola Enterprises, Inc.
 6.625%, due 8/1/04..............     100,000       107,754
PepsiCo, Inc.
 5.75%, due 1/15/08..............     500,000       548,480
                                                -----------
                                                  1,447,476
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Pitney Bowes, Inc.
 5.50%, due 4/15/04..............     100,000       104,771
                                                -----------
COMPUTERS & PERIPHERALS (1.0%)
International Business
 Machines Corp.
 4.875%, due 10/1/06.............     500,000       529,548
 7.25%, due 11/1/02..............     300,000       300,000
                                                -----------
                                                    829,548
                                                -----------
DIVERSIFIED FINANCIALS (3.8%)
Heller Financial, Inc.
 6.375%, due 3/15/06.............     250,000       275,335
Household Finance Corp.
 6.375%, due 8/1/10..............     500,000       433,258
Lehman Brothers, Inc.
 7.625%, due 6/1/06..............     350,000       390,242
Merrill Lynch & Co., Inc.
 7.00%, due 1/15/07..............     700,000       786,678
Minnesota Mining & Manufacturing
 Co., Series C
 4.15%, due 6/30/05..............     500,000       523,308
Morgan (J.P.) & Co., Inc.
 6.25%, due 2/15/11..............     300,000       314,151
Wells Fargo Financial, Inc.
 5.45%, due 5/3/04...............     350,000       367,260
 6.85%, due 7/15/09..............     125,000       140,369
                                                -----------
                                                  3,230,601
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

CORPORATE BONDS (29.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
BellSouth Telecommunications,
 Inc.
 5.875%, due 1/15/09.............  $  300,000   $   312,967
Chesapeake & Potomac
 Telephone-West Virginia, Inc.
 7.00%, due 8/15/04..............     100,000       106,004
GTE North, Inc., Series F
 6.375%, due 2/15/10.............     500,000       522,767
New York Telephone Co.
 6.125%, due 1/15/10.............   1,000,000       998,537
 6.25%, due 2/15/04..............     150,000       155,042
Pacific Bell
 6.875%, due 8/15/06.............     500,000       551,834
Southwestern Bell Telephone Co.
 6.375%, due 11/15/07............     100,000       110,676
                                                -----------
                                                  2,757,827
                                                -----------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co.
 6.50%, due 3/15/08..............     100,000       110,788
                                                -----------
ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric Co.
 5.00%, due 10/15/08.............     300,000       315,535
                                                -----------
FOOD & DRUG RETAILING (0.7%)
SYSCO Corp.
 6.50%, due 6/15/05..............     500,000       552,318
                                                -----------
FOOD PRODUCTS (1.7%)
Heinz (H.J.) Co.
 6.875%, due 1/15/03.............     100,000       100,879
Sara Lee Corp., Series C
 6.00%, due 1/15/08..............   1,200,000     1,330,319
                                                -----------
                                                  1,431,198
                                                -----------
HOTELS, RESTAURANTS & LEISURE (0.3%)
McDonald's Corp., Series G
 4.15%, due 2/15/05..............     250,000       260,502
                                                -----------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co., Series E
 3.98%, due 4/29/05..............     500,000       519,704
Procter & Gamble Co. (The)
 4.00%, due 4/30/05..............     500,000       519,580
 4.75%, due 6/15/07..............     250,000       266,306
                                                -----------
                                                  1,305,590
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
INSURANCE (2.1%)
Loews Corp.
 6.75%, due 12/15/06.............  $  500,000   $   540,791
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............   1,000,000     1,073,068
Progressive Corp.
 6.60%, due 1/15/04..............     150,000       157,690
                                                -----------
                                                  1,771,549
                                                -----------
MULTILINE RETAIL (1.5%)
Target Corp.
 5.50%, due 4/1/07...............     350,000       373,914
 5.95%, due 5/15/06..............     350,000       378,555
Wal-Mart Stores, Inc.
 7.25%, due 6/1/13...............     400,000       483,456
                                                -----------
                                                  1,235,925
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.9%)
IES Utilities, Inc., Series A
 6.625%, due 8/1/09..............   1,500,000     1,557,846
                                                -----------
PERSONAL PRODUCTS (0.6%)
Gillette Co. (The)
 3.50%, due 10/15/07.............     500,000       495,772
                                                -----------
PHARMACEUTICALS (6.0%)
Abbott Laboratories
 5.125%, due 7/1/04..............     500,000       524,748
 5.625%, due 7/1/06..............     500,000       542,399
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06..............     500,000       524,838
Lilly (Eli) & Co.
 5.50%, due 7/15/06..............     750,000       807,158
Merck & Co., Inc., Series E
 4.125%, due 1/18/05.............     750,000       781,136
Pfizer, Inc.
 3.625%, due 11/1/04.............   1,000,000     1,029,515
Pharmacia Corp.
 5.875%, due 12/1/08.............     500,000       552,928
Warner-Lambert Co.
 6.00%, due 1/15/08..............     250,000       275,947
                                                -----------
                                                  5,038,669
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.3%)
Rockwell International Corp.
 6.625%, due 6/1/05..............     200,000       215,919
                                                -----------
SPECIALTY RETAIL (0.3%)
Sherwin-Williams Co. (The)
 6.85%, due 2/1/07...............     200,000       221,204
                                                -----------
Total Corporate Bonds
 (Cost $23,386,077)..............                24,575,565
                                                -----------
FEDERAL AGENCIES (9.9%)
                                          PRINCIPAL
                                            AMOUNT VALUE
                                   ------------------------
FEDERAL FARM CREDIT BANK (1.8%)
 3.47%, due 10/3/07..............  $1,000,000   $ 1,007,409
 3.80%, due 9/4/07...............     500,000       511,539
                                                -----------
                                                  1,518,948
                                                -----------
FEDERAL HOME LOAN BANK (1.6%)
 3.625%, due 11/14/06............     750,000       762,826
 6.21%, due 12/3/07..............     500,000       565,892
                                                -----------
                                                  1,328,718
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.0%)
 6.50%, due 1/15/12..............     750,000       818,525
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.3%)
 4.80%, due 2/5/07...............   1,000,000     1,008,227
 5.75%, due 6/15/05..............   1,000,000     1,089,645
 6.50%, due 3/18/08-11/25/13.....   1,482,262     1,526,883
                                                -----------
                                                  3,624,755
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.2%)
 6.50%, due 8/20/25..............   1,000,000     1,036,070
                                                -----------
Total Federal Agencies
 (Cost $7,963,344)...............                 8,327,016
                                                -----------
Total Long-Term Bonds
 (Cost $31,349,421)..............                32,902,581
                                                -----------
COMMON STOCKS (58.1%)
                                     SHARES
                                   ----------
AIR FREIGHT & LOGISTICS (1.3%)
J.B. Hunt Transport Services,
 Inc. (a)........................      38,800     1,074,372
                                                -----------
AUTO COMPONENTS (1.5%)
American Axle & Manufacturing
 Holdings, Inc. (a)..............      27,300       647,010
ArvinMeritor, Inc. ..............      20,200       306,030
Lear Corp. (a)...................       8,600       314,330
                                                -----------
                                                  1,267,370
                                                -----------
BANKS (5.9%)
AmSouth Bancorp..................      14,200       278,320
Associated Banc-Corp.............       9,460       317,478
Bank of America Corp. ...........       5,000       349,000
Bank of Hawaii Corp. ............      24,900       737,538
Compass Bancshares, Inc. ........      11,100       358,530
First Tennessee National
 Corp. ..........................       8,500       315,180
Golden West Financial Corp. .....      14,100       973,746
Hudson United Bancorp............      12,600       383,670
IndyMac Bancorp, Inc. (a)........      14,900       277,736
North Fork Bancorp...............       8,800       338,448

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                   -----------------------
BANKS (CONTINUED)
SunTrust Banks, Inc. ............       4,100   $   249,444
UnionBanCal Corp. ...............       7,900       337,330
                                                -----------
                                                  4,916,420
                                                -----------
BEVERAGES (0.5%)
Coors (Adolph) Co. Class B.......       6,500       445,120
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (1.9%)
Deluxe Corp. ....................       3,600       166,392
Dun & Bradstreet Corp. (The)
 (a).............................      26,400       964,920
First Data Corp. ................       7,600       265,544
Pitney Bowes, Inc. ..............       5,900       197,945
                                                -----------
                                                  1,594,801
                                                -----------
COMPUTERS & PERIPHERALS (1.7%)
Apple Computer, Inc. (a).........      14,100       226,587
Dell Computer Corp. (a)..........      25,700       735,277
Imation Corp. (a)................      11,300       462,396
                                                -----------
                                                  1,424,260
                                                -----------
DIVERSIFIED FINANCIALS (3.2%)
Bear Stearns Cos., Inc. (The)....       2,702       164,957
Federated Investors, Inc.
 Class B.........................      16,500       442,200
Moody's Corp. ...................      19,100       899,610
SLM Corp. .......................       7,500       770,550
Student Loan Corp. (The).........       4,100       390,320
                                                -----------
                                                  2,667,637
                                                -----------
ELECTRIC UTILITIES (1.4%)
Pepco Holdings, Inc. ............      10,900       225,630
Public Service Enterprise Group,
 Inc. ...........................       6,600       189,090
Wisconsin Energy Corp. ..........      34,900       802,002
                                                -----------
                                                  1,216,722
                                                -----------
ELECTRICAL EQUIPMENT (0.5%)
Energizer Holdings, Inc. (a).....      13,700       408,808
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Diebold, Inc. ...................      10,800       385,020
Ingram Micro, Inc. Class A (a)...      61,200       876,996
Tektronix, Inc. (a)..............      43,800       773,946
                                                -----------
                                                  2,035,962
                                                -----------
ENERGY EQUIPMENT & SERVICES (3.5%)
Ensco International, Inc. .......      33,700       911,248
Helmerich & Payne, Inc. .........      26,200       741,722
Nabors Industries, Ltd. (a)......      25,400       888,238
Noble Corp. (a)..................      13,000       420,160
                                                -----------
                                                  2,961,368
                                                -----------
FOOD & DRUG RETAILING (0.6%)
Winn-Dixie Stores, Inc. .........      31,700       476,134
                                                -----------

                                       SHARES         VALUE
                                   -----------------------

FOOD PRODUCTS (0.8%)
Hormel Foods Corp. ..............       6,900   $   166,980
Tyson Foods, Inc. Class A........      30,700       339,849
Wrigley (Wm.) Jr. Co. ...........       2,900       153,033
                                                -----------
                                                    659,862
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (5.7%)
AdvancePCS (a)...................      13,700       343,870
Coventry Health Care, Inc. (a)...      11,300       378,098
Health Net, Inc. (a).............      37,000       865,800
Humana, Inc. (a).................      64,400       784,392
Oxford Health Plans, Inc. (a)....      21,600       768,096
PacifiCare Health Systems, Inc.
 (a).............................      29,700       877,932
UnitedHealth Group, Inc. ........       8,800       800,360
                                                -----------
                                                  4,818,548
                                                -----------
HOTELS, RESTAURANTS & LEISURE (2.4%)
Brinker International, Inc.
 (a).............................      22,600       641,614
Gtech Holdings Corp. (a).........      22,900       595,400
Outback Steakhouse, Inc. (a).....       5,800       197,490
Wendy's International, Inc. .....      17,800       563,904
                                                -----------
                                                  1,998,408
                                                -----------
HOUSEHOLD DURABLES (5.5%)
Black & Decker Corp. (The).......      15,800       738,808
Fortune Brands, Inc. ............       7,400       370,444
Hovnanian Enterprises, Inc. Class
 A (a)...........................       9,000       340,380
KB Home..........................       7,200       339,840
MDC Holdings, Inc. ..............      11,600       435,464
Mohawk Industries, Inc. (a)......       4,800       257,040
NVR, Inc. (a)....................       2,800       949,200
Ryland Group, Inc. (The).........      11,800       490,880
Toll Brothers, Inc. (a)..........      34,600       708,608
                                                -----------
                                                  4,630,664
                                                -----------
HOUSEHOLD PRODUCTS (1.8%)
Clorox Co. (The).................      17,000       763,810
Dial Corp. (The).................      18,300       389,058
Procter & Gamble Co. (The).......       3,700       327,265
                                                -----------
                                                  1,480,133
                                                -----------
INSURANCE (1.0%)
Jefferson-Pilot Corp. ...........       8,500       341,275
MGIC Investment Corp. ...........       5,300       222,388
Unitrin, Inc. ...................       7,600       239,400
                                                -----------
                                                    803,063
                                                -----------
MULTILINE RETAIL (1.7%)
Big Lots, Inc. (a)...............      28,000       464,800
Dillard's, Inc. Class A..........      10,200       168,198
Neiman Marcus Group, Inc. Class A
 (a).............................       8,500       247,350
Saks, Inc. (a)...................      20,100       218,085
Wal-Mart Stores, Inc. ...........       6,200       332,010
                                                -----------
                                                  1,430,443
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                   -----------------------
OIL & GAS (1.0%)
Apache Corp. ....................       8,600   $   464,916
Sunoco, Inc. ....................      13,200       395,736
                                                -----------
                                                    860,652
                                                -----------
PERSONAL PRODUCTS (0.7%)
Estee Lauder Cos., Inc. (The)
 Class A.........................      20,000       582,400
                                                -----------
REAL ESTATE (4.8%)
AMB Property Corp. ..............      27,200       728,960
Annaly Mortgage Management,
 Inc. ...........................      17,600       308,528
Carr America Realty Corp. .......      13,800       327,612
Catellus Development Corp. (a)...      18,300       325,740
Highwoods Properties, Inc. ......      14,000       280,000
HRPT Properties Trust............      92,000       724,040
LNR Property Corp. ..............      13,300       474,145
Mack-Calli Realty Corp. .........      11,300       326,457
Public Storage, Inc. ............      18,000       529,560
                                                -----------
                                                  4,025,042
                                                -----------
SOFTWARE (1.8%)
Rational Software Corp. (a)......      50,700       335,634
Symantec Corp. (a)...............      29,900     1,196,000
                                                -----------
                                                  1,531,634
                                                -----------
SPECIALTY RETAIL (6.0%)
AutoNation, Inc. (a).............      21,000       222,810
AutoZone, Inc. (a)...............       2,400       205,848
CarMax, Inc. (a).................      32,471       532,201
CDW Computer Centers, Inc. (a)...      13,800       731,676
Circuit City Stores-Circuit City
 Group...........................      20,300       201,173
Michaels Stores, Inc. (a)........       8,000       359,680
Pier 1 Imports, Inc. ............      19,400       365,690
Rent-A-Center, Inc. (a)..........       4,400       195,140
Ross Stores, Inc. ...............      13,000       544,050
Sherwin-Williams Co. (The).......      24,100       659,135
Sonic Automotive, Inc. (a).......      20,500       322,875
Talbots, Inc. (The)..............       7,000       194,040
TJX Cos., Inc. (The).............      23,600       484,272
                                                -----------
                                                  5,018,590
                                                -----------
TOBACCO (0.5%)
Reynolds (R.J.) Tobacco Holdings,
 Inc. ...........................      10,800       437,940
                                                -----------
Total Common Stocks
 (Cost $48,450,328)..............                48,766,353
                                                -----------
SHORT-TERM INVESTMENTS (3.1%)
                                          PRINCIPAL
                                            AMOUNT VALUE
                                   ------------------------
REPURCHASE AGREEMENT (1.9%)
Bank of New York (The)
 1.70%, dated 10/31/02, due
 11/1/02
 Proceeds at maturity $1,565,074
 (Collateralized by $1,143,000
 U.S. Treasury Bond, 8.00%,
 due 11/15/21, market value
 including accrued interest
 $1,596,300).....................  $1,565,000   $ 1,565,000
                                                -----------
U.S. GOVERNMENT (1.2%)
United States Treasury Bill
 1.64%, due 4/17/03..............   1,000,000       993,459
                                                -----------
Total Short-Term Investments
 (Cost $2,557,343)...............                 2,558,459
                                                -----------
Total Investments
 (Cost $82,357,092) (b)..........       100.4%   84,227,393(c)
Liabilities in Excess of
 Cash and Other Assets...........        (0.4)     (316,452)
                                   ----------   -----------
Net Assets.......................       100.0%  $83,910,941
                                   ==========   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $82,414,301.
(c) At October 31, 2002 net unrealized appreciation was $1,813,092, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,146,847 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,333,755.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost $82,357,092)...............................  $84,227,393
 Cash..............................................        5,980
 Receivables:
   Dividends and interest..........................      483,211
   Fund shares sold................................      270,804
 Other assets......................................       14,596
                                                     -----------
       Total assets................................   85,001,984
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      750,000
   Fund shares redeemed............................      256,078
   Manager.........................................       26,323
   Transfer agent..................................        5,740
   Custodian.......................................        2,494
 Accrued expenses..................................       50,408
                                                     -----------
       Total liabilities...........................    1,091,043
                                                     -----------
 Net assets........................................  $83,910,941
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    41,101
   Service Class...................................            2
 Additional paid-in capital........................   81,953,131
 Accumulated undistributed net investment income...      242,623
 Accumulated net realized loss on investments......     (196,217)
 Net unrealized appreciation on investments........    1,870,301
                                                     -----------
 Net assets........................................  $83,910,941
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $83,906,355
                                                     ===========
 Shares of capital stock outstanding...............    4,110,129
                                                     ===========
 Net asset value per share outstanding.............  $     20.41
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $     4,586
                                                     ===========
 Shares of capital stock outstanding...............          225
                                                     ===========
 Net asset value per share outstanding.............  $     20.41
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Interest.........................................  $ 1,648,482
   Dividends........................................      703,457
                                                      -----------
       Total income.................................    2,351,939
                                                      -----------
 Expenses:
   Manager..........................................      544,382
   Professional.....................................       65,706
   Transfer agent...................................       41,371
   Registration.....................................       17,917
   Portfolio pricing................................       14,747
   Directors........................................       11,777
   Shareholder communication........................       11,355
   Custodian........................................       11,322
   Miscellaneous....................................       23,506
                                                      -----------
       Total expenses before
        reimbursement...............................      742,083
   Expense reimbursement from Manager...............      (45,677)
   Fees paid indirectly.............................      (14,112)
                                                      -----------
       Net expenses.................................      682,294
                                                      -----------
 Net investment income..............................    1,669,645
                                                      -----------
REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss on investments...................     (157,626)
 Net change in unrealized appreciation on
   investments......................................     (860,452)
                                                      -----------
 Net realized and unrealized loss on investments....   (1,018,078)
                                                      -----------
 Net increase in net assets resulting from
   operations.......................................  $   651,567
                                                      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2002, the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                  2002          2001*           2000
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,669,645   $  1,372,170   $  1,794,718
    Net realized gain (loss) on investments.................      (157,626)     1,779,970       (488,407)
    Net change in unrealized appreciation (depreciation) on
      investments...........................................      (860,452)    (2,124,967)     3,950,122
                                                              ------------   ------------   ------------
    Net increase in net assets resulting from operations....       651,567      1,027,173      5,256,433
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,495,731)    (1,235,347)    (1,798,781)
      Service Class.........................................            (1)           --             --
    From net realized gain on investments:
      No-Load Class.........................................    (1,253,176)           --             --
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...    (2,748,908)    (1,235,347)    (1,798,781)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    33,093,518      8,608,784      5,254,489
      Service Class.........................................         4,475            --             --
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................     2,738,564      1,230,150      1,785,550
      Service Class.........................................             1            --             --
                                                              ------------   ------------   ------------
                                                                35,836,558      9,838,934      7,040,039
    Cost of shares redeemed:
      No-Load Class.........................................   (13,914,555)   (10,853,336)   (22,357,552)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    21,922,003     (1,014,402)   (15,317,513)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................    19,824,662     (1,222,576)   (11,859,861)
NET ASSETS:
  Beginning of period.......................................    64,086,279     65,308,855     77,168,716
                                                              ------------   ------------   ------------
  End of period.............................................  $ 83,910,941   $ 64,086,279   $ 65,308,855
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    242,623   $     31,587   $        --
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                            NO-LOAD CLASS                                        SERVICE CLASS
                         ------------------------------------------------------------------------------------   ----------------
                                             JANUARY 1, 2001               YEAR ENDED DECEMBER 31                JULY 1, 2002**
                            YEAR ENDED           THROUGH        ---------------------------------------------       THROUGH
                         OCTOBER 31, 2002   OCTOBER 31, 2001*     2000        1999        1998        1997      OCTOBER 31, 2002
                         ----------------   -----------------   ---------   ---------   ---------   ---------   ----------------
Net asset value at
 beginning of period...      $  20.78           $  20.82        $  19.53    $  21.37    $  22.15    $  21.00        $  21.41
                             --------           --------        --------    --------    --------    --------        --------
Net investment income..          0.48               0.45(d)         0.55        0.58        0.61        0.66            0.11
Net realized and
 unrealized gain (loss)
 on investments........          0.00(b)           (0.08)(d)        1.29       (0.68)       1.14        4.14           (1.03)
                             --------           --------        --------    --------    --------    --------        --------
Total from investment
 operations............          0.48               0.37            1.84       (0.10)       1.75        4.80           (0.92)
                             --------           --------        --------    --------    --------    --------        --------
Less dividends and
 distributions:
From net investment
 income................         (0.44)             (0.41)          (0.55)      (0.58)      (0.61)      (0.66)          (0.08)
From net realized gain
 on investments........         (0.41)               --              --        (1.16)      (1.92)      (2.99)            --
                             --------           --------        --------    --------    --------    --------        --------
Total dividends and
 distributions.........         (0.85)             (0.41)          (0.55)      (1.74)      (2.53)      (3.65)          (0.08)
                             --------           --------        --------    --------    --------    --------        --------
Net asset value at end
 of period.............      $  20.41           $  20.78        $  20.82    $  19.53    $  21.37    $  22.15        $  20.41
                             ========           ========        ========    ========    ========    ========        ========
Total investment
 return................          2.18%              1.80%(a)        9.64%      (0.36%)      8.03%      23.40%          (4.30%)(a)
Ratios (to average net
 assets)/ Supplemental
 Data:
 Net investment
   income..............          2.30%              2.59%+(d)       2.77%       2.61%       2.76%       2.85%           2.05%+
 Net expenses..........          0.96%#             1.03%+#(c)      0.95%#      0.94%       0.87%       0.84%#          1.21%+#
 Expenses (before
   reimbursement)......          1.02%#             1.05%+#(c)      0.95%#      0.94%       0.97%       1.04%#          1.27%+#
Portfolio turnover
 rate..................            62%                48%             73%         33%         70%         47%             62%
Net assets at end of
 period (in 000's).....      $ 83,906           $ 64,086        $ 65,309    $ 77,169    $128,865    $ 84,246        $      5

------------
 * The Fund changed its fiscal year end from December 31 to October 31.
** Commencement of Operations.
 # Includes other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended October 31, 2002 and fees paid indirectly which amounted to 0.09% of average net assets for the ten months ended October 31, 2001 and custodian fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, as of December 31, 2000 and December 31, 1997, respectively.
 + Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Restated.
(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Broad Market Fund(1)
--------------------------------------------------------------------------------

The 12 months ended October 31, 2002, represented a difficult period for international stock investors. Overall, international equities faced double-digit setbacks, with many industries and sectors providing disappointing results.

At the beginning of the reporting period, many investors were enthusiastic, hoping that the world economy would show improvement before the end of 2002. Indeed, in November and December of 2001, most countries in the Morgan Stanley Capital International Europe, Australasia, and Far East Index(2) recorded positive returns in U.S. dollar terms. For the remaining 10 months of the reporting period, however, most EAFE nations recorded double-digit negative returns and only Austria and New Zealand managed positive returns in U.S. dollar terms.

Overall, information technology and telecommunication services were among the weakest sectors, as sales declined and turnaround hopes continued to dim. Several markets around the world saw weak results. In the third quarter of 2002 alone, Germany's DAX Index declined by 37%, Britain's FTSE 100 Index dropped 20%, and France's CAC 40 Index tumbled 29%.(3) With the European Central Bank staunchly refusing to ease monetary policy, many investors began to leave European stock markets. Those intent on sticking with equities, however, found few places to turn.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse International Broad Market Fund returned -16.43% for No-Load Class shares. No-Load Class shares underperformed the -12.72% return of the average Lipper(4) international fund over the same period. No-Load Class shares also underperformed the -13.21% return of the MSCI EAFE Index for the 12 months ended October 31, 2002.

STRATEGIC POSITIONING

On July 1, 2002, the Fund changed its investment objective from a passively managed strategy designed to match the return of the MSCI EAFE Index to an actively managed strategy designed to outperform the MSCI EAFE Index. In pursuing the new objective, the portfolio managers use a quantitative model to seek mid- and large-capitalization stocks that they believe have potential for above-average growth or may be overlooked and undervalued. Expected returns are forecasted on an industry level within promising countries, and the portfolio is constructed within specific cost and risk parameters.

Until July 1, 2002, the Fund's performance closely tracked its benchmark Index. Later in the Fund's fiscal year, however, a significant overweighted position in German and French household & personal products detracted from the Fund's performance when these segments suffered steep declines. In August 2002, the Fund's overweighted position in Japanese banks hurt performance. The Fund's returns were also hurt by an overweighted position in Germany's telecommunications industry.

In September 2002, the Fund beat its benchmark when our models led us to underweight Swiss banks and Japanese companies in the consumer durables & apparel industry group. This positioning helped the Fund's performance since these sectors fared poorly relative to other industries. The Fund fell significantly short of its benchmark in October 2002 for two major reasons. First, the Fund's overweighted position among Japanese banks took a substantial toll when the sector provided double-digit negative returns. Second, the Fund's underweighted position in British telecommunication services hurt the Fund when this formerly depressed industry finally rallied.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Formerly Eclipse EAFE Index Fund.
(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Returns for foreign stock markets reflect major unmanaged indices that are considered to be representative of the specific markets. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

LOOKING AHEAD

As the world economy waits for good news, mounting budget deficits could create unusual pressures. Ironically, Europe's fiscal stability pact could force Germany, France, and Italy to tighten monetary policy if their budget deficits breach 3% of gross domestic product. This would prove detrimental to Europe's already faltering economies.

Geopolitical risks are also a major concern, since a war with Iraq--or other action that could raise oil prices--would likely dampen hopes for global economic recovery. The economic situation in the United States is also being closely watched by investors around the globe, since one-fifth of Europe's revenues come from North America, and Japan relies heavily on revenues from exports to the United States.

Whatever the markets or the global economy may bring, the Fund will continue to seek long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL BROAD MARKET FUND
                             VERSUS MSCI EAFE INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                            ECLIPSE INTERNATIONAL BROAD MARKET
                                                                           FUND                          MSCI EAFE INDEX
                                                                           -------------------           ---------------
10/31/92                                                                 10000.00                            10000.00
93                                                                       13060.00                            13746.00
94                                                                       13952.00                            15132.00
95                                                                       15211.00                            15078.00
96                                                                       16192.00                            16657.00
97                                                                       16257.00                            17427.00
98                                                                       19369.00                            19105.00
99                                                                       24448.00                            23504.00
00                                                                       20876.00                            22827.00
01                                                                       16186.00                            17135.00
10/31/02                                                                 13008.00                            14870.00


Source: Lipper, Inc., 4/30/92

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.

                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL BROAD MARKET FUND
                             VERSUS MSCI EAFE INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                        ECLIPSE FUND                     MSCI EAFE INDEX
                                                                        ------------                     ---------------
10/31/92                                                                   10000                              10000
93                                                                         13024                              13746
94                                                                         13878                              15132
95                                                                         15076                              15078
96                                                                         16036                              16657
97                                                                         16048                              17427
98                                                                         19070                              19105
99                                                                         24021                              23504
00                                                                         20465                              22827
01                                                                         15808                              17135
10/31/02                                                                   12754                              14870

                                                                               AVERAGE ANNUAL TOTAL RETURNS*
                     PERFORMANCE                                                   AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------------
                                                                              ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
Eclipse International Broad Market Fund No-Load Class                          -16.43%     -4.54%       2.66%
Eclipse International Broad Market Fund Service
 Class(+)                                                                      -16.09      -4.68        2.46
Average Lipper international fund(++)                                          -12.72      -2.87        4.90
MSCI EAFE Index(sec.)                                                          -13.21      -3.12        4.05

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1992                                                                            -12.22
1993                                                                             28.97
1994                                                                              6.83
1995                                                                              9.03
1996                                                                              6.45
1997                                                                              0.40
1998                                                                             19.15
1999                                                                             12.31
2000                                                                             -3.52
2001                                                                            -25.84
2002                                                                            -16.43

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.
* Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after 12/31/94, based on differences in their expense structures. Performance results include gains from capital share transactions.
++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
sec. The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INTERNATIONAL BROAD MARKET FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

         COMMON STOCKS (98.8%)+
                                   SHARES           VALUE
                               ---------------------------
AUSTRALIA (6.5%)
Australian Stock Exchange,
 Ltd. (financial services)...         702     $     4,481
BHP Billiton, Ltd. (energy
 sources)....................      19,048         102,439
BHP Steel, Ltd. (metals-
 steel) (a)..................       2,345           3,878
Boral, Ltd. (building
 materials & components).....       5,341          12,361
Brambles Industries, Ltd.
 (business & public
 services)...................       9,785          37,200
BRL Hardy, Ltd. (beverages &
 tobacco)....................         520           2,228
Coca-Cola Amatil, Ltd.
 (beverages & tobacco).......       2,051           6,010
Coles Myer, Ltd.
 (merchandising).............      12,025          42,646
Commonwealth Bank of
 Australia (banking).........         680          11,473
David Jones, Ltd. (textiles &
 apparel)....................     969,525         581,133
Foster's Group, Ltd.
 (beverages & tobacco).......      12,147          32,023
Futuris Corp., Ltd. (business
 & public services)..........       3,778           2,348
Goodman Fielder, Ltd. (food &
 household products).........       3,601           2,938
Harvey Norman Holdings, Ltd.
 (merchandising).............     251,027         352,480
John Fairfax Holdings, Ltd.
 (broadcasting &
 publishing).................       4,823           7,816
Lend Lease Corp., Ltd. (real
 estate).....................       4,835          26,646
Macquarie Bank, Ltd.
 (banking)...................       1,394          17,671
News Corp., Ltd. (The)
 (broadcasting &
 publishing).................      13,553          80,033
OneSteel, Ltd.
 (metals-steel)..............       2,042           1,768
Publishing & Broadcasting,
 Ltd. (media)................       8,602          38,957
Rio Tinto, Ltd. (metals-non
 ferrous)....................       2,318          41,103
Southcorp, Ltd. (beverages &
 tobacco)....................       2,192           6,022
Suncorp-Metway, Ltd.
 (banking)...................       1,058           7,123
Telstra Corp., Ltd.
 (telecommunications)........      38,162         100,816
Wesfarmers, Ltd.
 (multi-industry)............       8,344         122,025
WMC, Ltd. (metals-non
 ferrous)....................       6,848          28,847
                                              -----------
                                                1,672,465
                                              -----------
AUSTRIA (0.1%)
Flughafen Wien AG (business &
 public services)............         148           4,967
Generali Holding Vienna AG
 (insurance).................          74          10,406
                                              -----------
                                                   15,373
                                              -----------

                                   SHARES           VALUE
                               ---------------------------

BELGIUM (0.7%)
Electrabel, S.A. (utilities-
 electrical & gas)...........         310     $    72,051
Fortis (insurance)...........       2,968          54,317
KBC Bankverzekeringsholding
 N.V. (banking)..............       1,923          60,558
                                              -----------
                                                  186,926
                                              -----------
DENMARK (0.9%)
A/S Dampskibsselskabet
 Svendborg Class B
 (transportation-shipping)...           6          46,371
D/S 1912 Class B
 (transportation-shipping)...           8          46,691
Danske Bank A/S (banking)....       1,990          31,687
FLS Industries A/S Class B
 (machinery & engineering)...         335           3,571
Novo Nordisk A/S Class B
 (health & personal care)....       2,133          58,834
Novozymes A/S Class B (health
 & personal care)............         465           8,489
TDC A/S
 (telecommunications)........       1,200          25,904
                                              -----------
                                                  221,547
                                              -----------
FINLAND (1.6%)
Kesko Oyj Class B (wholesale
 & international trade)......         900           9,795
Kone Oyj Corp. Class B
 (machinery & engineering)...         666          16,653
Nokia Oyj (electrical &
 electronics)................      20,696         351,494
Pohjola Group PLC Class D
 (insurance).................         229           3,016
Sonera Oyj
 (telecommunications)........       4,600          21,365
Wartsila Corp. Class B
 (multi-industry)............         339           3,736
                                              -----------
                                                  406,059
                                              -----------
FRANCE (12.8%)
Air Liquide, S.A.
 (chemicals).................       1,435         183,888
Alcatel, S.A. (electrical &
 electronics)................       1,282           6,399
Aventis, S.A. (health &
 personal care)..............         996          59,624
AXA, S.A. (insurance)........       7,596         113,361
BNP Paribas, S.A.
 (banking)...................      10,393         414,363
Bouygues, S.A. (construction
 & housing)..................       1,749          46,055
Canal Plus, S.A.
 (broadcasting &
 publishing).................         594           2,553
Cap Gemini, S.A. (business &
 public services)............         680          16,721
Carrefour, S.A.
 (merchandising).............          99           4,596
Casino Guichard-Perrachon,
 S.A. (merchandising)........         261          16,452
Castorama Dubois
 Investissement, S.A.
 (appliances & household
 durables)...................          27           1,785

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
FRANCE (CONTINUED)
Club Mediteranee, S.A.
 (leisure & tourism) (a).....           1     $        24
Compagnie de Saint-Gobain,
 S.A. (building materials &
 components).................         194           4,213
Compagnie Generale des
 Establissements Michelin,
 S.A. Class B (industrial
 components).................         171           4,972
Dassault Systemes, S.A.
 (business & public
 services)...................         722          17,160
France Telecom, S.A.
 (telecommunications)........       3,750          43,004
Groupe Danone, S.A. (food &
 household products).........         315          40,865
L'Oreal, S.A. (health &
 personal care)..............      13,409         998,576
Lafarge, S.A. (building
 materials & components).....         663          52,821
Lagardere S.C.A., S.A.
 (multi-industry)............         214           9,424
LVMH, S.A. (recreation &
 other consumer goods).......       2,823         126,725
Pernod-Ricard, S.A.
 (beverages & tobacco).......       1,254         127,040
Pinault-Printemps-Redoute,
 S.A. (merchandising)........         364          29,126
PSA Peugeot Citroen, S.A.
 (automobiles)...............         199           8,442
Publicis Groupe, S.A.
 (business & public
 services)...................         920          20,955
Sagem, S.A. (electrical &
 electronics)................          90           6,622
Schneider Electric, S.A.
 (electrical &
 electronics)................         958          44,400
Societe BIC, S.A. (business &
 public services)............          53           1,659
Societe Generale, S.A. Class
 A (banking).................       7,181         363,745
Societe Television Francaise
 1 (broadcasting &
 publishing).................       1,001          25,774
Sodexho Alliance S.A. (food &
 household products).........           4              98
Suez, S.A. (business & public
 services)...................       3,780          66,444
Thomson, S.A. (electrical &
 electronics) (a)............         321           5,916
Total Fina Elf, S.A. (energy
 sources)....................       2,586         356,223
Valeo, S.A. (industrial
 components).................          81           2,386
Vivendi Universal, S.A.
 (multi-industry)............       4,849          59,544
Zodiac, S.A. (recreation &
 other consumer goods).......          51           1,019
                                              -----------
                                                3,282,974
                                              -----------
GERMANY (7.3%)
Adidas-Salomon AG (recreation
 & other consumer goods).....          50           3,837

                                   SHARES           VALUE
                               ---------------------------

GERMANY (CONTINUED)
Allianz AG Registered
 (insurance).................           6     $       633
BASF AG Registered
 (chemicals).................         984          36,640
Bayer AG (chemicals).........          17             325
Bayerische Hypo-und
 Vereinsbank AG (banking)....       2,464          32,575
Beiersdorf AG (health &
 personal care)..............       2,227         241,822
DaimlerChrysler AG Registered
 (automobiles)...............          35           1,210
Deutsche Bank AG Registered
 (banking)...................       2,600         113,805
Deutsche Lufthansa AG
 Registered (transportation-
 airlines) (a)...............       2,000          23,074
Deutsche Telekom AG
 (telecommunications) (a)....      64,600         741,451
E.On AG (utilities-electrical
 & gas)......................       2,000          90,513
Fresenius Medical Care AG
 (business & public
 services)...................         700          22,183
HeidelbergCement AG (building
 materials & components).....          65           2,420
Henkel KGaA
 (multi-industry)............       1,765         112,389
Hochtief AG (construction &
 housing)....................          86           1,152
Kamps AG (food & household
 products)...................       4,600          54,665
Linde AG (machinery &
 engineering)................         400          15,251
Metro AG (merchandising).....         550          12,636
Muenchener
 Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance).................         308          39,652
RWE AG (utilities-electrical
 & gas)......................       2,539          79,454
SAP AG (business & public
 services)...................         200          15,350
Siemens AG Registered
 (electrical &
 electronics)................       3,137         147,562
TUI AG (multi-industry)......       1,250          22,963
Volkswagen AG
 (automobiles)...............         650          24,557
Wella AG (health & personal
 care).......................         695          36,478
                                              -----------
                                                1,872,597
                                              -----------
HONG KONG (1.8%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines)...      13,409          18,826
Chinese Estates Holdings,
 Ltd. (real estate) (a)......         854              97
CLP Holdings, Ltd.
 (utilities-electrical &
 gas)........................       8,318          33,701
Hang Lung Group, Ltd. (real
 estate).....................      12,946          11,702
Hang Seng Bank, Ltd.
 (banking)...................       7,130          77,019

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
HONG KONG (CONTINUED)
Hong Kong & China Gas Co.,
 Ltd. (utilities-electrical &
 gas)........................      31,038     $    40,790
Hopewell Holdings, Ltd.
 (multi-industry)............      10,706           6,246
Hutchison Whampoa, Ltd.
 (multi-industry)............      18,419         113,356
Johnson Electric Holdings,
 Ltd. (electrical &
 electronics)................      20,500          21,684
Miramar Hotel & Investment
 Co., Ltd. (real estate).....          28              19
New World Development Co.,
 Ltd. (real estate)..........      20,772          11,852
PCCW, Ltd.
 (telecommunications) (a)....      82,963          11,701
Shangri-La Asia, Ltd.
 (leisure & tourism).........      23,464          14,441
Sun Hung Kai Properties, Ltd.
 (real estate)...............      11,000          68,544
Swire Pacific, Ltd. Class A
 (multi-industry)............      10,385          43,674
                                              -----------
                                                  473,652
                                              -----------
IRELAND (0.4%)
Allied Irish Banks PLC
 (banking)...................       7,021          98,384
Irish Life & Permanent PLC
 (insurance).................         505           6,001
                                              -----------
                                                  104,385
                                              -----------
ITALY (2.2%)
ACEA S.p.A. (utilities-
 electrical & gas)...........         739           3,352
Assicurazioni Generali S.p.A.
 (insurance).................       1,825          32,531
Banca Monte dei Paschi di
 Siena S.p.A. (banking)......         694           1,502
Banca Popolare di Milano Scrl
 (banking) (a)...............         500           1,743
Bulgari S.p.A. (recreation &
 other consumer goods).......       3,048          12,677
Capitalia S.p.A. (banking)...       3,125           3,608
Cementir S.p.A. (building
 materials & components).....         120             289
Enel S.p.A. (utilities-
 electrical & gas)...........      15,310          75,201
Eni S.p.A. (energy
 sources)....................       1,574          21,853
Fiat S.p.A. (automobiles)....         456           3,802
IntesaBci S.p.A. (banking)...      25,250          42,884
IntesaBci S.p.A.-RNC
 (banking)...................         250             302
La Rinascente S.p.A.
 (merchandising).............         750           3,305
Mediaset S.p.A. (broadcasting
 & publishing)...............       5,502          38,413
Mediobanca S.p.A. (banking)..       3,912          29,327
Parmalat Finanziaria S.p.A.
 (food & household
 products)...................       1,500           4,189
Pirelli S.p.A. (industrial
 components).................       2,468           2,329
Sanpaolo IMI S.p.A.
 (banking)...................       8,535          53,249

                                   SHARES           VALUE
                               ---------------------------

ITALY (CONTINUED)
Snam Rete Gas S.p.A.
 (utilities-electrical &
 gas)........................       2,714     $     8,117
Snia S.p.A. (multi-industry)
 (a).........................       4,122           7,756
Telecom Italia S.p.A.
 (telecommunications)........       5,363          42,594
Telecom Italia S.p.A.-RNC
 (telecommunications)........         750           3,959
Telecom Italia Mobile S.p.A.
 (telecommunications)........      14,346          66,630
UniCredito Italiano S.p.A.
 (banking)...................      24,866          93,574
                                              -----------
                                                  553,186
                                              -----------
JAPAN (19.4%)
77 Bank, Ltd. (The)
 (banking)...................       1,000           3,869
Aderans Co., Ltd. (business &
 public services)............         400           8,701
Advantest Corp. (electronic
 components & instruments)...         300           9,869
Ajinomoto Co., Inc. (food &
 household products).........       1,000          10,260
Arabian Oil Co., Ltd. (energy
 sources) (a)................         587           2,501
Ariake Japan Co., Ltd. (food
 & household products).......         100           2,832
Asahi Breweries, Ltd.
 (beverages & tobacco).......       4,098          26,961
Asahi Glass Co., Ltd.
 (miscellaneous materials &
 commodities)................       6,000          35,899
Asahi Kasei Corp.
 (chemicals).................       9,649          21,423
Asatsu-DK, Inc.
 (telecommunications)........         100           1,726
Ashikaga Bank, Ltd. (The)
 (banking) (a)...............      18,043          20,324
Bank of Fukuoka, Ltd. (The)
 (banking)...................       6,000          22,137
Bank of Yokohama, Ltd. (The)
 (banking)...................      25,000         104,685
Bridgestone Corp. (industrial
 components).................       3,935          49,047
Brother Industries, Ltd.
 (appliances & household
 durables)...................         601           4,366
Canon, Inc. (data processing
 & reproduction).............       4,288         158,205
Central Japan Railway Co.
 (transportation-road &
 rail).......................           8          48,388
Chiba Bank, Ltd. (The)
 (banking)...................       7,600          24,070
Chugai Pharmaceutical Co.,
 Ltd. (health & personal
 care).......................       1,974          16,145
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods)......................       2,678          14,034
Coca-Cola West Japan Co.,
 Ltd. (beverages & tobacco)..         700          11,599
Dai Nippon Printing Co., Ltd.
 (business & public
 services)...................       4,133          42,238
Daiei, Inc. (The)
 (merchandising) (a).........         733             897

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
JAPAN (CONTINUED)
Daikin Industries, Ltd.
 (machinery & engineering)...       2,000     $    31,051
Dainippon Ink & Chemicals,
 Inc. (chemicals)............       8,203          14,061
Daiwa House Industry Co.,
 Ltd. (construction &
 housing)....................       3,667          19,636
Daiwa Securities Group, Inc.
 (financial services)........       5,287          24,685
Denso Corp. (industrial
 components).................       3,331          53,101
East Japan Railway Co.
 (transportation-road &
 rail).......................          17          77,430
Ebara Corp. (machinery &
 engineering)................       3,660          11,741
Eisai Co., Ltd. (health &
 personal care)..............         677          14,616
Fanuc, Ltd. (electronic
 components & instruments)...       1,123          44,458
Fuji Photo Film Co., Ltd.
 (recreation & other consumer
 goods)......................       2,394          66,049
Fuji Television Network, Inc.
 (broadcasting &
 publishing).................           4          18,774
Fujitsu, Ltd. (data
 processing & reproduction)..       2,107           6,828
Furukawa Electric Co., Ltd.
 (The) (industrial
 components).................       2,558           4,614
Gunma Bank, Ltd. (The)
 (banking)...................       4,766          21,513
Hitachi, Ltd. (electrical &
 electronics)................      13,857          54,179
Hitachi Software Engineering
 Co., Ltd. (data processing &
 reproduction)...............         100           2,396
Hitachi Zosen Corp.
 (machinery & engineering)
 (a).........................      11,634           3,894
Hokuriku Bank, Ltd. (The)
 (banking) (a)...............      10,952          16,270
Honda Motor Co., Ltd.
 (automobiles)...............       3,745         134,198
Hoya Corp. (electronic
 components & instruments)...         200          13,729
Ito En, Ltd. (beverages &
 tobacco)....................         100           3,183
Ito-Yokado Co., Ltd.
 (merchandising).............       1,375          42,874
Japan Airlines Systems Corp.
 (aerospace & defense).......       6,138          12,726
Japan Steel Works, Ltd. (The)
 (machinery & engineering)
 (a).........................       2,176           1,297
Japan Tobacco, Inc.
 (beverages & tobacco).......          11          70,664
JFE Holdings, Inc. (metals-
 steel) (a)..................       3,299          40,285
Joyo Bank, Ltd. (The)
 (banking)...................      14,550          40,974
Kajima Corp. (construction &
 housing)....................       8,910          25,746

                                   SHARES           VALUE
                               ---------------------------

JAPAN (CONTINUED)
Kamigumi Co., Ltd. (business
 & public services)..........       2,456     $    10,725
Kanebo, Ltd. (health &
 personal care) (a)..........       3,000           3,526
Kansai Electric Power Co.,
 Inc. (The)
 (utilities-electrical &
 gas)........................          28             396
Kao Corp. (food & household
 products)...................       2,000          45,711
Katokichi Co., Ltd.
 (wholesale & international
 trade)......................         200           2,743
Kawasaki Heavy Industries,
 Ltd. (machinery &
 engineering) (a)............      11,050           9,200
Keihin Electric Express
 Railway Co., Ltd.
 (transportation-road &
 rail).......................       6,000          27,132
Kinki Nippon Railway Co.,
 Ltd. (transportation-road &
 rail) (a)...................       6,307          16,011
Kirin Brewery Co., Ltd.
 (beverages & tobacco).......         154             953
Komatsu, Ltd. (machinery &
 engineering)................       8,162          26,050
Konami Co., Ltd. (business &
 public services)............         900          21,451
Kubota Corp. (machinery &
 engineering)................       7,806          19,689
Kumagai Gumi Co., Ltd.
 (construction & housing)
 (a).........................         906             111
Kyocera Corp. (electronic
 components & instruments)...         890          52,451
Kyowa Hakko Kogyo Co., Ltd.
 (health & personal care)....         234           1,018
Makita Corp. (electrical &
 electronics)................       1,448           9,255
Marubeni Corp. (wholesale &
 international trade) (a)....      14,723          14,782
Marui Co., Ltd.
 (merchandising).............         378           3,511
Matsushita Electric
 Industrial Co., Ltd.
 (appliances & household
 durables)...................       8,247          86,435
Meiji Dairies Corp. (food &
 household products).........       1,000           2,939
Meiji Seika Kaisha, Ltd.
 (food & household
 products)...................       3,000           7,542
Millea Holdings, Inc.
 (insurance) (a).............           3          22,406
Mitsubishi Chemical Corp.
 (chemicals) (a).............      16,833          29,129
Mitsubishi Corp. (wholesale &
 international trade)........       6,531          40,782
Mitsubishi Electric Corp.
 (electrical &
 electronics)................      10,000          25,386
Mitsubishi Estate Co., Ltd.
 (real estate)...............       6,191          46,290
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)................      13,059          27,715

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
JAPAN (CONTINUED)
Mitsubishi Tokyo Financial
 Group, Inc. (banking).......          46     $   300,008
Mitsui & Co., Ltd. (wholesale
 & international trade)......       4,822          22,789
Mitsui Fudosan Co., Ltd.
 (real estate)...............       4,129          31,647
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping)...         266             460
Mitsui Sumitomo Insurance
 Co., Ltd. (insurance).......         856           3,556
Mitsui Trust Holdings, Inc.
 (banking)...................      16,300          29,404
Mitsukoshi, Ltd.
 (merchandising).............         758           1,813
Mizuho Holdings, Inc.
 (banking)...................          56          85,022
Murata Manufacturing Co.,
 Ltd. (electronic components
 & instruments)..............       1,100          51,988
NEC Corp. (electrical &
 electronics)................       3,416          12,548
NGK Insulators, Ltd.
 (industrial components).....       1,800          10,197
Nichirei Corp. (food &
 household products).........       1,000           3,208
Nikon Corp. (electronic
 components & instruments)
 (a).........................       1,407           9,831
Nintendo Co., Ltd.
 (recreation & other consumer
 goods)......................         600          57,791
Nippon Express Co., Ltd.
 (transportation-road &
 rail).......................       8,446          34,471
Nippon Light Metal Co., Ltd.
 (metals-non ferrous)........       5,577           4,416
Nippon Meat Packers, Inc.
 (food & household
 products)...................         357           3,001
Nippon Mining Holdings, Inc.
 (a) (energy sources)........       1,818           2,567
Nippon Oil Corp. (energy
 sources)....................         136             525
Nippon Steel Corp. (metals-
 steel)......................      37,313          42,640
Nippon Telegraph & Telephone
 Corp.
 (telecommunications)........          42         153,930
Nippon Unipac Holding (forest
 products & paper)...........           2           9,191
Nissan Motor Co., Ltd.
 (automobiles)...............      17,121         131,507
Nisshin Seifun Group, Inc.
 (food & household
 products)...................       1,000           6,808
Nisshinbo Industries, Inc.
 (textiles & apparel)........       1,363           5,318
Nissin Food Products Co.,
 Ltd. (food & household
 products)...................       1,000          19,876
Nomura Holdings Inc.
 (financial services)........       4,955          57,028

                                   SHARES           VALUE
                               ---------------------------

JAPAN (CONTINUED)
Obayashi Corp. (construction
 & housing)..................       6,799     $    14,707
Oji Paper Co., Ltd. (forest
 products & paper)...........       6,490          28,024
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)................       2,000          30,349
Oracle Corp. Japan (business
 & public services)..........         100           2,424
Orient Corp. (financial
 services) (a)...............         483             221
Oriental Land Co., Ltd.
 (leisure & tourism).........         600          34,479
Osaka Gas Co., Ltd.
 (utilities-electrical &
 gas)........................         126             305
Penta-Ocean Construction Co.,
 Ltd. (construction &
 housing)....................       6,000           2,694
Pioneer Corp. (appliances &
 household durables).........         978          16,685
Promise Co., Ltd. (financial
 services)...................         500          16,203
Q.P. Corp. (food & household
 products)...................         300           2,451
Resona Holdings, Inc.
 (banking) (a)...............      56,986          32,561
Rohm Co., Ltd. (electronic
 components & instruments)...         500          62,974
Sankyo Co., Ltd. (health &
 personal care)..............         654           7,709
Sanrio Co., Ltd. (recreation
 & other consumer goods).....         361           2,036
Sanyo Electric Co., Ltd.
 (appliances & household
 durables)...................       4,684          12,579
Sapporo Breweries, Ltd.
 (beverages & tobacco).......       1,000           1,747
Secom Co., Ltd. (business &
 public services)............       1,000          35,344
Sekisui House, Ltd.
 (construction & housing)....       3,000          22,064
Sharp Corp. (appliances &
 household durables).........       5,279          44,383
Shimizu Corp. (construction &
 housing)....................       5,055          15,184
Shin-Etsu Chemical Co., Ltd.
 (chemicals).................       2,030          62,635
Shionogi & Co., Ltd. (health
 & personal care)............         396           4,542
Shizuoka Bank, Ltd. (The)
 (banking)...................      10,494          65,357
SMC Corp. (machinery &
 engineering)................         300          23,753
Snow Brand Milk Products Co.,
 Ltd. (food & household
 products) (a)...............       1,000           1,559
Softbank Corp. (business &
 public services)............       1,900          14,454
Sony Corp. (appliances &
 household durables).........       3,582         154,087
Sumitomo Chemical Co., Ltd.
 (chemicals).................       7,403          22,177

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
JAPAN (CONTINUED)
Sumitomo Corp. (wholesale &
 international trade)........       6,864     $    29,751
Sumitomo Electric Industries,
 Ltd. (industrial
 components).................       2,982          15,140
Sumitomo Metal Industries,
 Ltd. (metals-steel) (a).....      32,343          11,616
Sumitomo Metal Mining Co.,
 Ltd. (metals-non ferrous)...       5,298          17,687
Sumitomo Mitsui Banking Corp.
 (banking)...................      40,742         168,608
Suruga Bank, Ltd. (The)
 (banking)...................       1,000           4,040
Taiheiyo Cement Corp.
 (building materials &
 components).................       8,783          11,829
Taisei Corp. (construction &
 housing)....................       7,713          13,725
Taisho Pharmaceutical Co.,
 Ltd. (health & personal
 care).......................          66           1,034
Taiyo Yuden Co., Ltd.
 (electronic components &
 instruments)................         127           1,511
Takara Holdings, Inc.
 (beverages & tobacco).......       2,000           9,975
Takashimaya Co., Ltd.
 (merchandising).............         574           2,399
Takeda Chemical Industries,
 Ltd. (health & personal
 care).......................       2,318          96,307
Takefuji Corp. (financial
 services)...................         280          11,748
Teijin, Ltd. (textiles &
 apparel)....................       1,000           2,343
Teikoku Oil Co., Ltd. (energy
 sources)....................       2,646           9,525
Tobu Railway Co., Ltd.
 (transportation-road & rail)
 (a).........................       8,000          19,786
Toho Co., Ltd. (broadcasting
 & publishing)...............         400           4,045
Tokyo Electric Power Co.,
 Inc. (utilities-electrical &
 gas)........................       3,651          67,501
Tokyo Electron, Ltd.
 (electronic components &
 instruments)................          92           3,710
Tokyo Gas Co., Ltd.
 (utilities-electrical &
 gas)........................          91             266
Tokyu Corp. (transportation-
 road & rail)................       5,451          19,133
Toppan Printing Co., Ltd.
 (business & public
 services)...................       4,076          30,310
Toray Industries, Inc.
 (chemicals).................       9,000          19,321
Tostem Inax Holding Corp.
 (building materials &
 components).................       1,935          26,061
Toto, Ltd. (building
 materials & components).....       2,467           7,733

                                   SHARES           VALUE
                               ---------------------------

JAPAN (CONTINUED)
Toyo Seikan Kaisha, Ltd.
 (miscellaneous materials &
 commodities)................       1,445     $    14,968
Toyota Motor Corp.
 (automobiles)...............      14,052         341,809
Ube Industries, Ltd.
 (miscellaneous materials &
 commodities)................       6,768           7,403
UFJ Holdings, Inc. (banking)
 (a).........................           2           3,020
Uni-Charm Corp. (health &
 personal care)..............         700          25,884
Uny Co., Ltd.
 (merchandising).............         346           3,395
Yakult Honsha Co., Ltd. (food
 & household products).......       1,000          12,154
Yamaha Corp. (recreation &
 other consumer goods).......       1,188          10,240
Yamato Transport Co., Ltd.
 (transportation-road &
 rail).......................       3,000          42,731
Yamazaki Baking Co., Ltd.
 (food & household
 products)...................       1,000           5,436
                                              -----------
                                                4,961,858
                                              -----------
LUXEMBORG (0.0%) (B)
Arcelor (metals-steel) (a)...         279           3,014
                                              -----------
NETHERLANDS (3.5%)
ABN AMRO Holding N.V.
 (banking)...................      11,182         164,220
Aegon N.V. (insurance) (a)...       6,225          84,394
Buhrmann N.V. (wholesale &
 international trade)........          21              79
Heineken N.V. (beverages &
 tobacco)....................       1,530          61,470
IHC Caland N.V.
 (transportation-shipping)...         446          19,788
ING Groep N.V. (financial
 services)...................       8,726         145,952
Koninklijke Ahold N.V.
 (merchandising).............         432           5,433
Koninklijke (Royal) KPN N.V.
 (telecommunications) (a)....      17,681         112,061
Koninklijke (Royal) Philips
 Electronics N.V. (appliances
 & household durables).......       6,287         112,691
Koninklijke Vopak N.V.
 (energy equipment &
 services) (a)...............         634           7,283
TPG N.V. (business & public
 services)...................       3,313          53,675
Unilever N.V. (CVA) (food &
 household products).........       2,127         136,387
Vedior N.V. (CVA) (business &
 public services)............          27             164
                                              -----------
                                                  903,597
                                              -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
NEW ZEALAND (0.1%)
Carter Holt Harvey, Ltd.
 (forest products & paper)...      14,592     $    11,706
Fletcher Challenge Forests,
 Ltd. (forest products &
 paper) (a)..................      13,967           1,494
Rubicon, Ltd. (forest
 products & paper) (a).......       3,567           1,249
                                              -----------
                                                   14,449
                                              -----------
NORWAY (0.5%)
Elkem ASA (metals-non
 ferrous)....................         533          13,045
Norsk Hydro ASA (energy
 sources)....................       1,859          71,619
Orkla ASA (multi-industry)...       2,300          36,495
                                              -----------
                                                  121,159
                                              -----------
PORTUGAL (0.5%)
Banco Comercial Portugues,
 S.A. Registered (banking)...      12,791          26,854
Banco Espirito Santo, S.A.
 Registered (banking)........       2,076          22,100
Cimpor-Cimentos de Portugal
 SGPS, S.A. (building
 materials & components).....       1,393          22,486
Electricidade de Portugal,
 S.A. (utilities-electrical &
 gas)........................      17,586          26,820
Portugal Telecom, S.A.
 Registered
 (telecommunications)........       5,046          30,482
                                              -----------
                                                  128,742
                                              -----------
SINGAPORE (0.8%)
Chartered Semiconductor
 Manufacturing, Ltd.
 (electronic components &
 instruments) (a)............       8,000           4,100
City Developments, Ltd. (real
 estate).....................       8,348          22,127
DBS Group Holdings, Ltd.
 (banking)...................       7,224          50,732
Oversea-Chinese Banking
 Corp., Ltd. (banking).......       7,000          41,230
SembCorp Industries, Ltd.
 (multi-industry)............      20,512          11,965
Singapore Airlines, Ltd.
 (transportation-airlines)...       3,273          20,390
Singapore Telecommunications,
 Ltd. (telecommunications)...      23,258          18,968
United Overseas Bank, Ltd.
 (banking)...................       6,452          48,965
                                              -----------
                                                  218,477
                                              -----------
SPAIN (6.8%)
Acciona, S.A. (machinery &
 engineering)................         103           3,978
Acerinox, S.A.
 (metals-steel)..............         205           7,284
Acesa Infraestructuras, S.A.
 (business & public
 services)...................       2,880          30,232
Actividades de Construccion y
 Servicios, S.A.
 (transportation-road &
 rail).......................          52           1,442

                                   SHARES           VALUE
                               ---------------------------

SPAIN (CONTINUED)
Altadis, S.A. (beverages &
 tobacco)....................      44,059     $   931,535
Amadeus Global Travel
 Distribution, S.A. Class A
 (leisure & tourism).........      61,857         305,060
Banco Bilbao Vizcaya
 Argentaria, S.A. (banking)..      11,714         111,596
Banco Santander Central
 Hispano, S.A. (banking).....      17,336         106,269
Corporacion Mapfre, S.A.
 (insurance).................         327           2,212
Fomento de Construcciones y
 Contratas, S.A.
 (construction & housing)....         194           3,998
Grupo Dragados, S.A.
 (construction & housing)....         139           2,011
Grupo Empresarial Ence, S.A.
 (forest products & paper)...         283           3,951
Grupo Ferrovial, S.A.
 (construction & housing)....         227           5,283
Iberdrola, S.A. (utilities-
 electrical & gas)...........       4,069          48,354
Repsol, S.A. (energy
 sources)....................          75             848
Telefonica, S.A.
 (telecommunications) (a)....      17,747         168,367
                                              -----------
                                                1,732,420
                                              -----------
SWEDEN (2.3%)
Drott AB Series B (real
 estate).....................         700           6,494
Electrolux AB Series B
 (appliances & household
 durables)...................       3,100          47,029
Hennes & Mauritz AB Series B
 (merchandising).............       4,300          83,537
Mandamus AB (real estate)....       7,330          57,201
Nordea AB (financial
 services)...................      15,000          61,392
Securitas AB Series B
 (business & public
 services)...................       2,800          38,964
Skandia Forsakrings AB
 (insurance).................       5,600          13,141
Skandinaviska Enskilda Banken
 AB Series A (banking).......       4,800          41,648
Skanska AB Series B
 (construction & housing)....       4,400          21,994
Svenska Cellulosa AB Series B
 (forest products & paper)...       1,650          50,423
Svenska Handelsbanken Series
 A (banking).................       4,300          54,909
Swedish Match AB (beverages &
 tobacco)....................       1,983          14,284
Tele2 AB Series B
 (telecommunications) (a)....         875          20,055
Telefonaktiebolaget LM
 Ericsson AB (electrical &
 electronics) (a)............      25,436          20,543
Telia AB
 (telecommunications)........       5,600          18,214
Volvo AB Series B
 (automobiles)...............       1,925          28,994
                                              -----------
                                                  578,822
                                              -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
SWITZERLAND (9.4%)
ABB, Ltd. (electrical &
 electronics) (a)............       1,011     $     1,349
Adecco, S.A. Registered
 (business & public
 services)...................         679          26,678
Centerpulse AG Registered
 (machinery & engineering)
 (a).........................          60           9,714
Compagnie Finaciere Richemont
 AG Class A
 (merchandising).............         794          13,716
Credit Suisse Group (banking)
 (a).........................       4,071          77,769
Forbo Holding AG (building
 materials & components).....           7           2,049
Givaudan, S.A. Registered
 (food & household
 products)...................          66          27,630
Holcim, Ltd. Class B
 (building materials &
 components) (a).............         235          36,216
Jelmoli Holding AG
 (merchandising).............           6           3,938
Nestle, S.A. Registered (food
 & household products).......       7,746       1,660,757
Novartis AG Registered
 (health & personal care)....       2,849         108,656
Schindler Holding AG
 Registered (machinery &
 engineering)................          13           2,184
Societe Generale de
 Surveillance Holding, S.A.
 (business & public
 services)...................          29           8,506
Swatch Group AG Class B
 (recreation & other consumer
 goods)......................          52           4,245
Swatch Group AG Registered
 (recreation & other consumer
 goods)......................       1,893          31,097
Swisscom AG Registered
 (telecommunications)........         410         121,928
Syngenta AG (chemicals)......         561          33,386
UBS AG Registered (banking)
 (a).........................       5,211         248,336
                                              -----------
                                                2,418,154
                                              -----------
UNITED KINGDOM (21.2%)
3i Group PLC (financial
 services)...................       3,589          28,019
Abbey National PLC
 (banking)...................       4,856          50,142
Aegis Group PLC (business &
 public services)............      19,895          21,477
Amvescap PLC (financial
 services)...................       1,163           7,205
AWG PLC (utilities-electrical
 & gas)......................         540           3,278
AWG PLC Redeemable Stock
 (utilities-electrical & gas)
 (a).........................   2,754,426           3,447
BAA PLC (business & public
 services)...................       6,892          61,514
Barclays PLC (banking).......      34,154         236,178

                                   SHARES           VALUE
                               ---------------------------

UNITED KINGDOM (CONTINUED)
BG Group PLC (utilities-
 electrical & gas)...........      18,542     $    73,973
BOC Group PLC (chemicals)....         568           7,989
BP PLC (energy sources)......      98,115         629,354
Brambles Industries PLC
 (business & public
 services)...................       3,270          10,743
British Airways PLC
 (transportation-airlines)
 (a).........................       6,783          14,034
British American Tobacco PLC
 (beverages & tobacco).......       2,358          24,127
British Sky Broadcasting
 Group PLC (broadcasting &
 publishing) (a).............       9,589          90,537
Bunzl PLC (miscellaneous
 materials & commodities)....         535           3,808
Cadbury Schweppes PLC
 (beverages & tobacco).......      17,517         114,006
Carlton Communications PLC
 (leisure & tourism).........      12,349          24,150
Centrica PLC (utilities-
 electrical & gas)...........       3,362           9,573
Chubb PLC (electrical &
 electronics)................       6,924           9,533
Close Brothers Group PLC
 (banking)...................         846           7,213
Compass Group PLC (business &
 public services)............       2,213           9,807
Corus Group PLC (metals-
 steel) (a)..................      32,311          21,484
Daily Mail and General Trust
 PLC Class A (broadcasting &
 publishing).................       6,876          60,242
De La Rue PLC (business &
 public services)............         282           1,070
Diageo PLC (beverages &
 tobacco)....................      17,757         200,161
Dixons Group PLC (electrical
 & electronics)..............      33,912         101,070
EMI Group PLC (recreation &
 other consumer goods).......      14,466          42,661
GlaxoSmithKline PLC (health &
 personal care)..............       4,574          87,303
Granada PLC (leisure &
 tourism)....................      36,257          41,692
GUS PLC (merchandising)......      24,298         219,532
Hanson PLC (building
 materials & components).....       7,490          33,982
Hays PLC (business & public
 services)...................      12,768          17,928
HBOS PLC (financial
 services)...................      12,525         138,637
Hilton Group PLC (leisure &
 tourism)....................       9,769          26,593
HSBC Holdings PLC (banking)..      26,696         297,373
Imperial Chemical Industries
 PLC (chemicals).............       6,560          25,760
Imperial Tobacco Group PLC
 (beverages & tobacco).......       1,970          30,821
International Power PLC
 (utilities-electrical & gas)
 (a).........................       8,594          13,378
Johnson Matthey PLC
 (chemicals).................         191           2,582
Kelda Group PLC (utilities-
 electrical & gas)...........       4,464          26,399

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

        COMMON STOCKS (CONTINUED)
                                   SHARES           VALUE
                               ---------------------------
UNITED KINGDOM (CONTINUED)
Kidde PLC (business & public
 services)...................       3,472     $     3,639
Kingfisher PLC
 (merchandising).............      52,325         182,963
Land Securities PLC (real
 estate).....................       3,112          37,319
 Class B (real estate) (a)...       3,557           5,607
Lloyds TSB Group PLC
 (banking)...................      16,770         144,302
Logica PLC (business & public
 services)...................       2,599           6,343
Man Group PLC (financial
 services)...................       1,831          27,271
Marks & Spencer Group PLC
 (merchandising).............      26,752         156,637
 Class B (merchandising).....      64,498          69,172
National Grid Transco PLC
 (utilities-electrical &
 gas)........................       2,456          17,483
Next PLC (merchandising).....       4,017          55,933
P&O Princess Cruises PLC
 (leisure & tourism).........       4,117          30,209
Pearson PLC (broadcasting &
 publishing).................       6,950          74,156
Peninsular & Oriental Steam
 Navigation Co. (The)
 Deferred Stock
 (transportation-shipping)...       7,014          20,877
Provident Financial PLC
 (financial services)........         362           3,877
Rank Group PLC (leisure &
 tourism)....................       6,874          31,833
Reed Elsevier PLC
 (broadcasting &
 publishing).................       9,347          82,549
Rentokil Initial PLC
 (business & public
 services)...................       5,724          19,410
Reuters Group PLC (business &
 public services)............      32,631          96,232
Rexam PLC (miscellaneous
 materials & commodities)....         379           2,421
Rio Tinto PLC (metals-non
 ferrous)....................       7,074         127,827
RMC Group PLC (building
 materials & components).....         303           1,920
Royal Bank of Scotland Group
 PLC (banking)...............      13,762         323,821
RT Group PLC (business &
 public services) (a)........       3,665          14,234
SABMiller PLC (beverages &
 tobacco)....................      26,973         182,301
Sage Group PLC (The)
 (business & public
 services)...................       8,561          19,555
Sainsbury (J.) PLC
 (merchandising).............       2,265          10,011
Schroders PLC (financial
 services)...................       1,331          12,171

                                   SHARES           VALUE
                               ---------------------------

UNITED KINGDOM (CONTINUED)
Scottish & Newcastle PLC
 (leisure & tourism).........      46,237     $   358,072
Scottish & Southern Energy
 PLC (utilities-electrical &
 gas)........................       9,769          96,898
Scottish Power PLC
 (utilities-electrical &
 gas)........................       1,466           8,050
Seven Trent PLC (utilities-
 electrical & gas)...........       1,959          20,228
Signet Group PLC
 (merchandising).............      21,246          29,583
Six Continents PLC (leisure &
 tourism)....................       2,802          22,752
Tate & Lyle PLC (food &
 household products).........      13,009          68,690
Tesco PLC (merchandising)....       2,145           6,653
Thus Group PLC
 (telecommunications) (a)....       4,903             785
Unilever PLC (food &
 household products).........       3,148          31,102
United Business Media PLC
 (broadcasting &
 publishing).................       1,210           4,846
United Utilities PLC
 (utilities-electrical &
 gas)........................       3,280          30,328
Wolseley PLC (wholesale &
 international trade)........      10,073          84,312
Woolworths Group PLC
 (merchandising).............      20,272          11,338
WPP Group PLC (business &
 public services)............      10,639          72,155
                                              -----------
                                                5,434,640
                                              -----------
Total Common Stocks
 (Cost $32,574,380)..........                  25,304,496(d)
                                              -----------
PREFERRED STOCKS (0.5%)
AUSTRALIA (0.3%)
News Corp., Ltd. (The)
 A$0.075
 (broadcasting & publishing)
 (h).........................      16,381          80,914
                                              -----------
GERMANY (0.2%)
RWE AG
 E1.00
 (utilities-electrical & gas)
 (h).........................       1,800          45,722
                                              -----------
Total Preferred Stocks
 (Cost $120,490).............                     126,636
                                              -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (5.8%)

                             PRINCIPAL
                               AMOUNT           VALUE
                             ------------------------------
U.S. GOVERNMENT (5.8%)
United States Treasury
 Bills
 2.07%, due 1/9/03 (c).....  $  500,000      $   498,649
 2.12%, due 1/16/03 (c)....   1,000,000          996,981
                                             -----------
Total Short-Term
 Investments (Cost
 $1,495,549)...............                    1,495,630
                                             -----------
Total Investments (Cost
 $34,190,419) (e)..........       105.1%      26,926,762(f)
Liabilities in Excess of
 Cash and Other Assets.....        (5.1)      (1,306,518)
                             ----------    -------------
Net Assets.................       100.0%     $25,620,244
                              =========       ==========

FUTURES CONTRACTS (0.0%) (b)

                                             UNREALIZED
                             CONTRACTS      APPRECIATION/
                                LONG      (DEPRECIATION)(G)
                             ------------------------------
FRANCE (-0.0%) (B)
Euro, CAC 40 Index
 November 2002.............      15          $      (566)
                                             -----------
GERMANY (0.0%) (B)
Euro, DAX Index
 December 2002.............       6                1,156
                                             -----------
UNITED KINGDOM (-0.0%) (B)
Pound Sterling, FTSE 100
 Index, December 2002......       6                 (537)
                                             -----------
Total Futures Contracts
 (Settlement Value
 $1,318,797) (d)...........                  $        53
                                             ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Index futures contracts represents 103.9% of net assets.
(e) The cost for federal income tax purposes is $34,470,274.
(f) At October 31, 2002 net unrealized depreciation for securities was $7,543,512, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,569,484 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,112,996.
(g)Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2002.
(h) The following abbreviations are used in the above portfolio:
 A$-Australian Dollar
 E -Euro
The table below sets forth the diversification of International Broad Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Aerospace & Defense..........   $    12,726       0.0%*
Appliances & Household
  Durables...................       480,039       1.9
Automobiles..................       674,518       2.6
Banking......................     5,945,744      23.2
Beverages & Tobacco..........     1,857,109       7.2
Broadcasting & Publishing....       570,652       2.2
Building Materials &
  Components.................       214,380       0.8
Business & Public Services...       882,961       3.4
Chemicals....................       459,315       1.8
Construction & Housing.......       194,359       0.8
Data Processing &
  Reproduction...............       167,429       0.7
Electrical & Electronics.....       817,939       3.2
Electronic Components &
  Instruments................       284,970       1.1
Energy Equipment & Services..         7,283       0.0*
Energy Sources...............     1,197,455       4.7
Financial Services...........       538,890       2.1
Food & Household Products....     2,159,587       8.4
Forest Products & Paper......       106,039       0.4
Health & Personal Care.......     1,762,074       6.9
Industrial Components........       141,787       0.6
Insurance....................       385,627       1.5
Leisure & Tourism............       859,095       3.4
Machinery & Engineering......       205,739       0.8
Media........................        38,957       0.2
Merchandising................     1,364,575       5.3
Metals-Non Ferrous...........       232,925       0.9
Metals-Steel.................       131,970       0.5
Miscellaneous Materials &
  Commodities................        64,499       0.3
Multi-Industry...............       549,573       2.1
Real Estate..................       325,545       1.3
Recreation & Other Consumer
  Goods......................       372,413       1.5
Telecommunications...........     1,703,939       6.7
Textiles & Apparel...........       588,794       2.3
Transportation-Airlines......        76,324       0.3
Transportation-Road & Rail...       286,524       1.1
Transportation-Shipping......       164,394       0.6
Utilities-Electrical & Gas...       895,580       3.5
Wholesale & International
  Trade......................       205,033       0.8
                                -----------     -----
                                 26,926,762     105.1
Liabilities in Excess of
  Cash and Other Assets......    (1,306,518)     (5.1)
                                -----------     -----
Net Assets...................   $25,620,244     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002

ASSETS:
 Investment in securities, at value (identified
   cost $34,190,419)...............................  $26,926,762
 Cash denominated in foreign currencies (identified
   cost $1,772)....................................        1,591
 Cash..............................................      219,509
 Deposit with broker for futures contracts.........      281,234
 Receivables:
   Fund shares sold................................      489,613
   Dividends and interest..........................      130,106
   Manager.........................................       39,897
   Variation margin on futures contracts...........           53
 Other assets......................................        6,269
                                                     -----------
       Total assets................................   28,095,034
                                                     -----------
LIABILITIES:
 Payables:
   Fund shares redeemed............................    2,393,151
   Custodian.......................................       29,947
   Transfer agent..................................        7,757
 Accrued expenses..................................       43,935
                                                     -----------
       Total liabilities...........................    2,474,790
                                                     -----------
 Net assets........................................  $25,620,244
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,758
   Service Class...................................          105
 Additional paid-in capital........................   37,083,715
 Accumulated undistributed net investment income...      171,698
 Accumulated net realized loss on investments,
   futures contracts and foreign currency
   transactions....................................   (4,352,987)
 Net unrealized depreciation on investments and
   futures contracts...............................   (7,263,604)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies......................................      (22,441)
                                                     -----------
 Net assets........................................  $25,620,244
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $24,925,077
                                                     ===========
 Shares of capital stock outstanding...............    3,757,916
                                                     ===========
 Net asset value per share outstanding.............  $      6.63
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   695,167
                                                     ===========
 Shares of capital stock outstanding...............      105,343
                                                     ===========
 Net asset value per share outstanding.............  $      6.60
                                                     ===========

STATEMENT OF OPERATIONS
For the year ended October 31, 2002

INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $   546,153
   Interest.........................................       40,336
                                                      -----------
       Total income.................................      586,489
                                                      -----------
 Expenses:
   Manager..........................................      292,606
   Custodian........................................       80,812
   Transfer agent...................................       36,638
   Professional.....................................       35,424
   Portfolio pricing................................       29,955
   Registration.....................................       21,826
   Directors........................................        4,988
   Shareholder communication........................        4,540
   Service..........................................        1,101
   Miscellaneous....................................       19,689
                                                      -----------
       Total expenses before
        reimbursement...............................      527,579
   Expense reimbursement from Manager...............     (236,957)
                                                      -----------
       Net expenses.................................      290,622
                                                      -----------
 Net investment income..............................      295,867
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions............................   (3,416,767)
   Futures transactions.............................     (879,787)
   Foreign currency transactions....................      (24,580)
                                                      -----------
 Net realized loss on investments and foreign
   currency transactions............................   (4,321,134)
                                                      -----------
 Net change in unrealized depreciation on
   investments:
   Security transactions............................     (282,711)
   Futures transactions.............................        1,592
   Translation of other assets and liabilities in
     foreign currencies.............................        9,491
                                                      -----------
 Net unrealized loss on investments and foreign
   currency transactions............................     (271,628)
                                                      -----------
 Net realized and unrealized loss on investments and
   foreign currency transactions....................   (4,592,762)
                                                      -----------
 Net decrease in net assets resulting from
   operations.......................................  $(4,296,895)
                                                      ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $72,074.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL BROAD MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002          2001
                                                              ------------   -----------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    295,867   $   372,477
    Net realized gain (loss) on investments and foreign
     currency transactions..................................    (4,321,134)    3,574,105
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........      (271,628)  (18,321,936)
                                                              ------------   -----------
    Net decrease in net assets resulting from operations....    (4,296,895)  (14,375,354)
                                                              ------------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (196,509)     (130,933)
      Service Class.........................................        (1,510)           --
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................       (65,502)   (2,476,877)
      Service Class.........................................          (908)      (20,584)
                                                              ------------   -----------
        Total dividends and distributions to shareholders...      (264,429)   (2,628,394)
                                                              ------------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    92,311,313    33,938,918
      Service Class.........................................     1,848,491     1,430,819
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       174,832     1,906,615
      Service Class.........................................         2,415        20,610
                                                              ------------   -----------
                                                                94,337,051    37,296,962
    Cost of shares redeemed:
      No-Load Class.........................................   (94,318,273)  (56,249,849)
      Service Class.........................................    (1,514,509)   (1,455,436)
                                                              ------------   -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,495,731)  (20,408,323)
                                                              ------------   -----------
      Net decrease in net assets............................    (6,057,055)  (37,412,071)
NET ASSETS:
  Beginning of year.........................................    31,677,299    69,089,370
                                                              ------------   -----------
  End of year...............................................  $ 25,620,244   $31,677,299
                                                              ============   ===========
  Accumulated undistributed net investment income at end of
    year....................................................  $    171,698   $    90,850
                                                              ============   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BROAD MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                                 NO-LOAD CLASS
                                                  ----------------------------------------------------------------------------
                                                                                          JANUARY 1            YEAR ENDED
                                                        YEAR ENDED OCTOBER 31              THROUGH            DECEMBER 31
                                                  ---------------------------------      OCTOBER 31,      --------------------
                                                   2002         2001         2000           1999*          1998         1997
                                                  -------      -------      -------      -----------      -------      -------
Net asset value at beginning of period.....       $  8.00      $ 11.22      $ 12.59        $ 11.27        $ 10.24      $ 14.00
                                                  -------      -------      -------        -------        -------      -------
Net investment income......................          0.08(a)      0.08(a)      0.11           0.11           0.11         0.22
Net realized and unrealized gain (loss) on
 investments...............................         (1.37)       (2.87)       (0.37)          1.39           1.84        (0.28)
Net realized and unrealized gain (loss) on
 foreign currency transactions.............         (0.01)       (0.01)       (0.05)         (0.11)          0.00(b)     (0.00)(b)
                                                  -------      -------      -------        -------        -------      -------
Total from investment operations...........         (1.30)       (2.80)       (0.31)          1.39           1.95        (0.06)
                                                  -------      -------      -------        -------        -------      -------
Less dividends and distributions:
From net investment income.................         (0.05)       (0.02)         --           (0.01)         (0.20)       (0.31)
From net realized gain on investments and
 foreign currency transactions.............         (0.02)       (0.40)       (1.06)         (0.06)         (0.72)       (3.39)
                                                  -------      -------      -------        -------        -------      -------
Total dividends and distributions..........         (0.07)       (0.42)       (1.06)         (0.07)         (0.92)       (3.70)
                                                  -------      -------      -------        -------        -------      -------
Net asset value at end of period...........       $  6.63      $  8.00      $ 11.22        $ 12.59        $ 11.27      $ 10.24
                                                  =======      =======      =======        =======        =======      =======
Total investment return....................        (16.43%)     (25.84%)      (3.52%)        12.31%(c)      19.15%        0.40%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.....................          0.96%        0.79%        0.78%          1.14%+         0.90%        1.04%
 Net expenses..............................          0.94%        0.94%        0.95%(d)       0.94%+         0.94%        0.94%
 Expenses (before reimbursement)...........          1.71%        1.44%        1.29%          1.32%+         1.38%        1.26%
Portfolio turnover rate....................            47%           1%          11%            19%            24%           6%
Net assets at end of period (in 000's).....       $24,925      $31,254      $68,513        $67,582        $65,087      $55,177

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(e) Performance results include gains from capital share transactions.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                             SERVICE CLASS
    ---------------------------------------------------------------
                                     JANUARY 1       YEAR ENDED
        YEAR ENDED OCTOBER 31         THROUGH        DECEMBER 31
    -----------------------------   OCTOBER 31,   -----------------
     2002        2001      2000        1999*       1998      1997
    -------     -------   -------   -----------   -------   -------
    $  7.91     $ 11.13   $ 12.51     $ 11.22     $ 10.20   $ 13.97
    -------     -------   -------     -------     -------   -------
       0.05(a)     0.05(a)    0.09       0.09        0.08      0.19
      (1.30)      (2.86)    (0.36)       1.38        1.83     (0.29)
      (0.01)      (0.01)    (0.05)      (0.11)       0.00(b)   (0.00)(b)
    -------     -------   -------     -------     -------   -------
      (1.26)      (2.82)    (0.32)       1.36        1.91     (0.10)
    -------     -------   -------     -------     -------   -------
      (0.03)        --        --        (0.01)      (0.17)    (0.28)
      (0.02)      (0.40)    (1.06)      (0.06)      (0.72)    (3.39)
    -------     -------   -------     -------     -------   -------
      (0.05)      (0.40)    (1.06)      (0.07)      (0.89)    (3.67)
    -------     -------   -------     -------     -------   -------
    $  6.60     $  7.91   $ 11.13     $ 12.51     $ 11.22   $ 10.20
    =======     =======   =======     =======     =======   =======
     (16.09%)(e)  (26.20%)   (3.63%)     12.08%(c)   18.83%    0.08%
       0.71%       0.54%     0.53%       0.89%+      0.65%     0.79%
       1.19%       1.19%     1.20%(d)      1.19%+    1.19%     1.19%
       1.96%       1.69%     1.54%       1.57%+      1.63%     1.51%
         47%          1%       11%         19%         24%        6%
    $   695     $   423   $   576     $   549     $   499   $   439

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Equity Fund
--------------------------------------------------------------------------------

Most major international markets suffered major setbacks during the 12 months ended October 31, 2002. The global economic picture remained uncertain as terrorist activity, particularly in the Middle East, captured headlines around the world. While businesses struggled to attract customers, rising oil prices began to take a toll on profitability and raise concerns over the pace of inflation.

The third calendar quarter was particularly difficult as many international markets hit new five-year lows. Germany's DAX Index lost 37% during the calendar quarter, Britain's FTSE 100 Index was down 20%, and France's CAC 40 Index declined 29%. Japan's Nikkei 225 Index was down a more modest 12% for the third quarter of calendar 2002.(1) By the end of this quarter, global markets were 40% to 50% off their highs, which resulted in more attractive valuations. Nevertheless, investors were uncertain whether a market rally would be sustainable.

In October 2002, investors began to return to stock investing, and most international equity markets rallied. Japan was a notable exception, falling 7% in U.S. dollar terms for the month of October, as renewed disappointment swept the market and investors expressed concern over bank reform and future regulation. Other Asian markets, including Hong Kong and Singapore held up during October, despite weakness in Japan.

PERFORMANCE REVIEW

For the 12 months ended October 31, 2002, Eclipse International Equity Fund returned 0.47% for No-Load Class shares and 0.24% for Service Class shares. Both share classes outperformed the -12.72% return of the average Lipper(2) international fund over the same period. Both share classes also outperformed the -13.21% return of the MSCI EAFE Index(3) for the 12 months ended October 31, 2002.

The Fund's strong results relative to its peers and its benchmark were largely due to careful bottom-up stock selection and general risk aversion during a period of general economic uncertainty and stock-market weakness. The Fund's bottom-up approach resulted in underweighted positions in some of the weakest sectors and geographic regions during the reporting period and overweighted positions in sectors that did well. Together, these factors helped strengthen the Fund's relative performance.

Both share classes of Eclipse International Equity Fund were rated four stars overall out of 642 foreign stock funds by Morningstar(4) as of October 31, 2002. Both share classes were rated four stars out of 642 foreign stock funds for the three-year period then ended and four stars out of 461 foreign stock funds for the five-year period then ended.

PORTFOLIO STRATEGIES

Throughout the 12 months ended October 31, 2002, the Fund maintained a relatively defensive posture. The Fund did not share the market's early enthusiasm for telecommunications, media, and technology stocks. Instead, based on the Fund's bottom-up stock selection process, the Fund under-
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.
(1) Each of the indices mentioned is unmanaged and is considered representative of stocks in its respective market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
(3) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating(TM) metrics.

weighted telecommunications and technology holdings, which proved beneficial as these were among the worst-performing sectors worldwide for the 12-month period, despite a modest recovery in October 2002.

The Fund's bottom-up investment style focuses on companies that have outstanding franchises and the ability to create shareholder value. This approach led the Fund to take underweighted positions in energy and industrial stocks, and these weightings also contributed to the Fund's strong performance relative to its benchmark and its peers. Early in the Fund's fiscal year, the Fund was overweighted relative to the MSCI EAFE Index in consumer staples, pharmaceuticals, and utilities. Although the Fund's holdings changed somewhat over the reporting period, the Fund remained overweighted in these areas. We also increased the Fund's exposure to transportation issues bringing the Fund to an overweighted position in this industry group. Although we perceive more value in Europe and Asia than in Japan, the Fund's sector and geographic weightings are purely a result of our bottom-up stock-selection process and do not result from top-down or country-first evaluations.

STRONG AND WEAK HOLDINGS

Several of the Fund's larger holdings had positive returns for the reporting period, despite general declines in most international equity markets. Positive performers included household goods company Reckitt Benckiser and global spirits company Diageo, both of which are based in the U.K. Supplemental insurance giant AFLAC also had very strong results, and the Fund benefited from positive performance at Hongkong Electric Holdings, which gained about as much as the Hang Seng Index lost during the reporting period.

Unfortunately, not all of the Fund's positions were as strong. Dassault Systemes, a French company that makes computer-aided design, manufacturing, and engineering software, had a difficult year and we reduced the Fund's exposure to the stock in October 2002. TPG also recorded double-digit losses for the reporting period. As the world's first publicly traded postal system, TPG provides mail, express delivery, and logistics services worldwide. Although Lloyds TSB Group and Tesco were among the Fund's largest holdings, both suffered substantial declines over the 12-month reporting period.

RECENT PORTFOLIO ADJUSTMENTS

In October 2002, the Fund added to its position in Snam Rete Gas, a highly regulated and clearly defensive Italian utility. The Fund also added to its position in Synthes-Stratec, which develops and manufactures products used in orthopedic trauma surgery. In recent years, the company has increased its sales and profits. During October, we also added to the Fund's position in luxury car manufacturer Porsche, as strong demand for new products continues to improve the company's profit outlook.

LOOKING AHEAD

The Fund's bottom-up research indicates that the greatest opportunities may continue to lie in more stable sectors, such as those in which the Fund is currently invested. Investors remain risk averse, and for good reason. High oil prices and weak business spending are not likely to have a positive impact on the global economy.

For these reasons, we anticipate remaining overweighted in defensive sectors, but will continue to seek opportunities in challenged sectors, such as technology and media, if prices correct enough to offer compelling value.

Whatever the markets or the global economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

RUPAL BHANSALI
Portfolio Manager
MacKay Shields LLC

                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
                                MSCI EAFE INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
10/31/92                                                                 10000.00                            10000.00
93                                                                       12811.00                            13746.00
94                                                                       13882.00                            15132.00
95                                                                       14877.00                            15078.00
96                                                                       16676.00                            16657.00
97                                                                       17583.00                            17427.00
98                                                                       21524.00                            19105.00
99                                                                       27724.00                            23504.00
00                                                                       22185.00                            22827.00
01                                                                       19004.00                            17135.00
10/31/02                                                                 18189.00                            14870.00


Source: Lipper, Inc., 4/30/02

                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
                                MSCI EAFE INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
7/31/92                                                                  10000.00                            10000.00
93                                                                       12778.00                            13746.00
94                                                                       13805.00                            15132.00
95                                                                       14752.00                            15078.00
96                                                                       16462.00                            16657.00
97                                                                       17265.00                            17427.00
98                                                                       21098.00                            19105.00
99                                                                       27094.00                            23504.00
00                                                                       21619.00                            22827.00
01                                                                       18489.00                            17135.00
10/31/02                                                                 17685.00                            14870.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 10/31/92.*

                                                                         AVERAGE ANNUAL TOTAL RETURNS*(,+)
                  PERFORMANCE                                                 AS OF OCTOBER 31, 2002
----------------------------------------------------------------------------------------------------------
                                                                         ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund No-Load Class*                            0.47%      0.95%       6.16%
Eclipse International Equity Fund Service
 Class*(,+)                                                                 0.24       0.75        5.87
Average Lipper international fund(++)                                     -12.72      -2.87        4.90
MSCI EAFE Index(sec.)                                                     -13.21      -3.12        4.05

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1992                     1993        1994        1995        1996        1997        1998        1999        2000        2001
----                     ----        ----        ----        ----        ----        ----        ----        ----        ----
-5.37                    25.03       8.36        7.17        12.09       5.44        22.41       11.23       -9.44      -16.49

1992                     2002
----                     ----
-5.37                    0.47

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions.
* Shares of the Fund were first offered on 1/1/95. Performance includes the historical performance of the Fund's predecessor separate account from inception (7/31/92) through 12/31/94. Performance for the period prior to 1/1/95 was calculated using the separate account's expense structure, which generally was higher than the expense structure of the Fund.

+ Total returns reflect change in share price and reinvestment of all dividend and capital gain distributions, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.

sec. The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the MSCI EAFE Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INFORMATION ABOUT ECLIPSE INTERNATIONAL EQUITY FUND ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002

COMMON STOCKS (96.4%)+
                                   SHARES        VALUE
                                  ---------------------
BELGIUM (3.3%)
Colruyt N.V. (multi-industry)...     1,827    $    93,630
Electrabel, S.A.
 (utilities-electrical & gas)...     2,797        650,088
                                              -----------
                                                  743,718
                                              -----------
FRANCE (4.3%)
Aventis, S.A. (health & personal
 care)..........................     1,741        104,223
BNP Paribas, S.A. (banking).....     5,414        215,853
Dassault Systemes, S.A.
 (business & public services)...    17,209        409,010
Dexia, S.A. (business & public
 services)......................     6,208         59,572
Groupe Danone, S.A. (food &
 household products)............       450         58,378
L'Oreal, S.A. (health & personal
 care)..........................     1,555        115,802
                                              -----------
                                                  962,838
                                              -----------
GERMANY (8.7%)
Bayerische Motoren Werke AG
 (automobiles)..................    25,787        919,327
Deutsche Boerse AG (financial
 services)......................    23,588        845,603
Schering AG (health & personal
 care)..........................     3,569        163,819
                                              -----------
                                                1,928,749
                                              -----------
HONG KONG (6.9%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)...   324,000      1,316,870
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................    75,600        208,401
                                              -----------
                                                1,525,271
                                              -----------
INDIA (1.0%)
ITC, Ltd. GDR (beverages &
 tobacco) (b)(d)................    17,700        225,229
                                              -----------
IRELAND (3.1%)
Bank of Ireland (banking).......    61,659        683,882
                                              -----------
ITALY (4.1%)
Italgas S.p.A.
 (utilities-electrical & gas)...    26,335        256,623
Snam Rete Gas S.p.A. (utilities-
 electrical & gas)..............   222,165        664,430
                                              -----------
                                                  921,053
                                              -----------
JAPAN (8.0%)
Canon, Inc. (data processing &
 reproduction)..................    15,000        553,424
Canon, Inc. ADR (data processing
 & reproduction) (c)............     8,051        295,955

                                    SHARES       VALUE
                                  ---------------------

JAPAN (CONTINUED)
Keyence Corp. (electronic
 components & instruments)......       200    $    33,107
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     9,200        886,132
                                              -----------
                                                1,768,618
                                              -----------
NETHERLANDS (9.8%)
Euronext N.V. (financial
 services)......................    18,229        362,849
Heineken N.V. (beverages &
 tobacco).......................     2,745        110,284
TPG N.V. (business & public
 services)......................    56,899        921,838
Unilever N.V. (CVA) (food &
 household products)............     5,827        373,638
Unilever N.V. (NY Shares) (food
 & household products)..........     6,295        402,943
                                              -----------
                                                2,171,552
                                              -----------
SPAIN (5.2%)
Banco Popular Espanol, S.A.
 (banking)......................    16,725        716,174
Iberdrola, S.A.
 (utilities-electrical & gas)...    37,245        442,605
                                              -----------
                                                1,158,779
                                              -----------
SWEDEN (4.3%)
Sandvik AB (machinery &
 engineering)...................     4,645        110,518
Svenska Handelsbanken AB
 Class A (banking)..............    66,045        843,367
                                              -----------
                                                  953,885
                                              -----------
SWITZERLAND (9.8%)
Nestle, S.A. Registered (food &
 household products)............     5,337      1,144,263
Novartis AG Registered (health &
 personal care).................     4,325        164,949
Synthes-Stratec, Inc. (health &
 personal care).................       671        405,909
UBS AG Registered (banking).....     6,855        324,378
UBS AG Registered (banking)
 (a)............................     2,792        133,056
                                              -----------
                                                2,172,555
                                              -----------
UNITED KINGDOM (26.9%)
Abbey National PLC (banking)....     9,110         94,067
BG Group PLC
 (utilities-electrical & gas)...    27,147        108,302
BP PLC ADR (utilities-electrical
 & gas) (c).....................     5,740        220,703
Diageo PLC (beverages &
 tobacco).......................    88,984      1,003,048
Diageo PLC ADR (beverages &
 tobacco) (c)...................     3,675        163,795
Exel PLC (transportation-
 shipping)......................    47,309        486,278
Lloyds TSB Group PLC (banking)..    85,049        731,825
Lloyds TSB Group PLC ADR
 (banking) (c)..................     2,880         99,936

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 2002

COMMON STOCKS (CONTINUED)
                                    SHARES       VALUE
                                  ---------------------
UNITED KINGDOM (CONTINUED)
London Stock Exchange PLC
 (financial services)...........    17,323    $    89,843
Next PLC (merchandising)........    43,713        608,662
Reckitt Benckiser PLC (food &
 household products)............    45,117        818,792
Rentokil Initial PLC (business &
 public services)...............   157,554        534,274
Rio Tinto PLC Registered
 (metals-non ferrous)...........     3,388         61,221
Royal Bank of Scotland Group PLC
 (banking)......................         1             24
Tesco PLC (merchandising).......   294,757        914,225
William Morrison Supermarkets
 PLC (food & household
 products)......................     7,099         23,351
                                              -----------
                                                5,958,346
                                              -----------
UNITED STATES (1.0%)
AFLAC, Inc. (insurance).........     6,950        211,558
                                              -----------
Total Common Stocks
 (Cost $21,200,017).............               21,386,033
                                              -----------
PREFERRED STOCK (2.5%)

GERMANY (2.5%)
Porsche AG
 E1.53
 (automobiles) (g)..............     1,171        558,947
                                              -----------
Total Preferred Stock
 (Cost $442,547)................                  558,947
                                              -----------
Total Investments
 (Cost $21,642,564) (e).........      98.9%    21,944,980(f)
Cash and Other Assets,
 Less Liabilities...............       1.1        244,206
                                   -------    -----------
Net Assets......................     100.0%   $22,189,186
                                   =======    ===========

------------
(a) Non-income producing security.
(b) May be sold to institutional investors only.
(c)  ADR-American Depositary Receipt.
(d) GDR-Global Depositary Receipt.
(e)  The cost for federal income tax purposes is $21,759,948.
(f) At October 31, 2002 net unrealized appreciation for securities was $185,032, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,099,467 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $914,435.
(g)  The following abbreviation is used in the above portfolio:
   E-Euro

The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Automobiles..................   $ 1,478,274       6.7%
Banking......................     3,842,562      17.3
Beverages & Tobacco..........     1,502,356       6.8
Business & Public Services...     1,924,694       8.7
Data Processing &
  Reproduction...............       849,379       3.8
Electronic Components &
  Instruments................        33,107       0.1
Financial Services...........     1,298,295       5.9
Food & Household Products....     2,821,365      12.7
Health & Personal Care.......       954,702       4.3
Insurance....................       211,558       0.9
Machinery & Engineering......       110,518       0.5
Merchandising................     1,522,887       6.9
Metals-Non Ferrous...........        61,221       0.3
Multi-Industry...............        93,630       0.4
Recreation & Other Consumer
  Goods......................     1,094,533       4.9
Transportation-Shipping......       486,278       2.2
Utilities-Electrical & Gas...     3,659,621      16.5
                                -----------     -----
                                 21,944,980      98.9
Cash and Other Assets,
  Less Liabilities...........       244,206       1.1
                                -----------     -----
Net Assets...................   $22,189,186     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2002


ASSETS:
 Investment in securities, at value (identified
   cost $21,642,564)..............................  $ 21,944,980
 Receivables:
   Investment securities sold.....................     1,542,431
   Dividends and interest.........................       228,011
   Fund shares sold...............................        16,317
   Manager........................................         4,159
 Other assets.....................................         8,718
                                                    ------------
       Total assets...............................    23,744,616
                                                    ------------
LIABILITIES:
 Payables:
   Due to custodian...............................     1,103,459
   Fund shares redeemed...........................       293,182
   Investment securities purchased................       101,026
   Custodian......................................        11,420
   Transfer agent.................................         5,072
 Accrued expenses.................................        41,271
                                                    ------------
       Total liabilities..........................     1,555,430
                                                    ------------
 Net assets.......................................  $ 22,189,186
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      2,586
   Service Class..................................            32
 Additional paid-in capital.......................    29,165,663
 Accumulated undistributed net investment income..       314,996
 Accumulated net realized loss on investments and
   foreign currency transactions..................    (7,611,862)
 Net unrealized appreciation on investments.......       302,416
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies.....................................        15,355
                                                    ------------
 Net assets.......................................  $ 22,189,186
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 21,919,090
                                                    ============
 Shares of capital stock outstanding..............     2,586,249
                                                    ============
 Net asset value per share outstanding............  $       8.48
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    270,096
                                                    ============
 Shares of capital stock outstanding..............        32,323
                                                    ============
 Net asset value per share outstanding............  $       8.36
                                                    ============

STATEMENT OF OPERATIONS
For the year ended October 31, 2002


INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $    496,884
   Interest.......................................        13,143
                                                    ------------
       Total income...............................       510,027
                                                    ------------
 Expenses:
   Manager........................................       195,807
   Custodian......................................        52,259
   Registration...................................        31,880
   Professional...................................        31,639
   Transfer agent.................................        28,999
   Portfolio pricing..............................        23,634
   Directors......................................         4,420
   Shareholder communication......................         3,053
   Service........................................           807
   Miscellaneous..................................        14,420
                                                    ------------
       Total expenses before
        reimbursement.............................       386,918
   Expense reimbursement from Manager.............      (148,839)
                                                    ------------
       Net expenses...............................       238,079
                                                    ------------
 Net investment income............................       271,948
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................    (1,653,016)
   Foreign currency transactions..................        43,148
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................    (1,609,868)
                                                    ------------
 Net change in unrealized depreciation on
   investments:
   Security transactions..........................     1,733,027
   Translation of other assets and liabilities in
     foreign currencies...........................        66,219
                                                    ------------
 Net unrealized gain on investments and foreign
   currency transactions..........................     1,799,246
                                                    ------------
 Net realized and unrealized gain on investments
   and foreign currency transactions..............       189,378
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $    461,326
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $45,240.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2002 and October 31, 2001

                                                                  2002            2001
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $     271,948   $     480,962
    Net realized loss on investments and foreign currency
     transactions...........................................     (1,609,868)     (9,439,352)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........      1,799,246      (9,466,360)
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................        461,326     (18,424,750)
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................       (522,419)            --
      Service Class.........................................         (6,826)            --
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................            --      (13,359,265)
      Service Class.........................................            --          (88,475)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...       (529,245)    (13,447,740)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     65,771,617      75,324,015
      Service Class.........................................      1,729,409       3,715,884
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................        522,419      13,357,197
      Service Class.........................................          6,826          88,469
                                                              -------------   -------------
                                                                 68,030,271      92,485,565
    Cost of shares redeemed:
      No-Load Class.........................................    (64,736,044)   (177,829,048)
      Service Class.........................................     (1,802,152)     (3,820,815)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      1,492,075     (89,164,298)
                                                              -------------   -------------
      Net increase (decrease) in net assets.................      1,424,156    (121,036,788)
NET ASSETS:
  Beginning of year.........................................     20,765,030     141,801,818
                                                              -------------   -------------
  End of year...............................................  $  22,189,186   $  20,765,030
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    year....................................................  $     314,996   $     529,145
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              NO-LOAD CLASS
                                                    ------------------------------------------------------------------
                                                                                      JANUARY 1        YEAR ENDED
                                                        YEAR ENDED OCTOBER 31          THROUGH         DECEMBER 31
                                                    ------------------------------   OCTOBER 31,   -------------------
                                                      2002       2001       2000        1999*        1998       1997
                                                    --------   --------   --------   -----------   --------   --------
Net asset value at beginning of period............  $   8.65   $  11.44   $  13.10    $  11.81     $   9.93   $  10.63
                                                    --------   --------   --------    --------     --------   --------
Net investment income.............................      0.11(a)     0.07(a)     0.05      0.10         0.13       1.14
Net realized and unrealized gain (loss) on
 investments......................................     (0.03)     (1.85)     (0.81)       1.30         2.12      (0.10)
Net realized and unrealized gain (loss) on foreign
 currency transactions............................     (0.03)      0.09      (0.37)      (0.08)       (0.03)     (0.49)
                                                    --------   --------   --------    --------     --------   --------
Total from investment operations..................      0.05      (1.69)     (1.13)       1.32         2.22       0.55
                                                    --------   --------   --------    --------     --------   --------
Less dividends and distributions:
From net investment income and net realized gain
 on foreign currency transactions.................     (0.22)       --         --        (0.03)       (0.34)     (0.96)
From net realized gain on investments.............       --       (1.10)     (0.53)        --           --       (0.29)
                                                    --------   --------   --------    --------     --------   --------
Total dividends and distributions.................     (0.22)     (1.10)     (0.53)      (0.03)       (0.34)     (1.25)
                                                    --------   --------   --------    --------     --------   --------
Net asset value at end of period..................  $   8.48   $   8.65   $  11.44    $  13.10     $  11.81   $   9.93
                                                    ========   ========   ========    ========     ========   ========
Total investment return...........................      0.47%    (16.49%)    (9.44%)     11.23%(b)    22.41%      5.44%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income............................      1.19%      0.67%      0.38%       1.00%+       1.14%      1.23%
 Net expenses.....................................      1.03%      1.03%      1.03%       1.01%+       1.00%      1.00%
 Expenses (before reimbursement)..................      1.68%      1.20%      1.03%       1.01%+       1.03%      1.04%
Portfolio turnover rate...........................       119%        55%        39%         35%          51%        37%
Net assets at end of period (in 000's)............  $ 21,919   $ 20,445   $141,316    $152,928     $140,630   $113,774

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                              SERVICE CLASS
    ------------------------------------------------------------------
                                      JANUARY 1        YEAR ENDED
        YEAR ENDED OCTOBER 31          THROUGH         DECEMBER 31
    ------------------------------   OCTOBER 31,   -------------------
      2002       2001       2000        1999*        1998       1997
    --------   --------   --------   -----------   --------   --------
    $   8.52   $  11.30   $  12.97    $  11.72     $   9.85   $  10.58
    --------   --------   --------    --------     --------   --------
        0.07(a)     0.07(a)     0.02      0.05         0.11       1.11
       (0.02)     (1.84)     (0.79)       1.31         2.11      (0.10)
       (0.02)      0.09      (0.37)      (0.08)       (0.03)     (0.52)
    --------   --------   --------    --------     --------   --------
        0.03      (1.68)     (1.14)       1.28         2.19       0.49
    --------   --------   --------    --------     --------   --------
       (0.19)       --         --        (0.03)       (0.32)     (0.93)
         --       (1.10)     (0.53)        --           --       (0.29)
    --------   --------   --------    --------     --------   --------
       (0.19)     (1.10)     (0.53)      (0.03)       (0.32)     (1.22)
    --------   --------   --------    --------     --------   --------
    $   8.36   $   8.52   $  11.30    $  12.97     $  11.72   $   9.85
    ========   ========   ========    ========     ========   ========
        0.24%    (16.61%)    (9.62%)     10.96%(b)    22.20%      4.88%
        0.94%      0.42%      0.13%       0.75%+       0.89%      0.98%
        1.28%      1.28%      1.28%       1.26%+       1.25%      1.25%
        1.93%      1.45%      1.28%       1.26%+       1.28%      1.29%
         119%        55%        39%         35%          51%        37%
    $    270   $    320   $    486    $    671     $    675   $    607

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of eighteen separate investment portfolios (individually referred to as a "Fund").

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT OF
   OPERATIONS              FUNDS (THE COMPANY)
-----------------          -------------------
January 2, 1991         Growth Equity, Indexed
                        Equity, Value Equity,
                        Bond, Indexed Bond, Money
                        Market, Short Term Bond,
                        Asset Manager and
                        International Broad
                        Market (formerly EAFE
                        Index) Funds

January 1, 1995         International Equity Fund

January 2, 2001         Mid Cap Core, Core Bond
                        Plus and Tax Free Bond
                        Funds

April 19, 2002          Tax-Managed Equity Fund

 COMMENCEMENT OF
   OPERATIONS               FUNDS (THE TRUST)
-----------------           -----------------
January 12, 1987        Small Cap Value Fund

May 1, 1989             Balanced Fund

December 27, 1994       Mid Cap Value and Ultra
                        Short Term Income Funds

On December 29, 2000, the Mid Cap Core, Core Bond Plus and Tax Free Bond Funds sold shares to NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. These Funds commenced investment operations the following business day on January 2, 2001.

On April 18, 2002, the Tax-Managed Equity Fund sold shares to NYLIFE Distributors at a net asset value of $10.00. This Fund commenced investment operations the following business day on April 19, 2002.

Each Fund currently offers two classes of shares as follows: No-Load Class shares and Service Class shares, except the Mid Cap Core, Core Bond Plus and Tax Free Bond Funds only offer No-Load Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to the Service Class of each applicable Fund and the Money Market Fund Sweep Shares Class. The share classes are substantially the same, except that the Service Class shares and the Money Market Fund Sweep Shares Class each bears the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class. The Money Market Fund Sweep Shares Class also bears the payment of fees at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of Service Class shares commenced on January 1, 1995 for the Growth Equity, Indexed Equity, Value Equity, Bond, Indexed Bond, Money Market, Short Term Bond, Asset Manager, International Broad Market and International Equity Funds, on April 19, 2002 for the Tax-Managed Equity Fund and on July 1, 2002 for the Mid Cap Value, Small Cap Value, Ultra Short Term Income and Balanced Funds. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998.

                                                                   ECLIPSE FUNDS

The investment objectives for each of the Funds are as follows:

The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

The MID CAP CORE FUND seeks long-term growth of capital.

The MID CAP VALUE FUND seeks high total return.

The SMALL CAP VALUE FUND seeks high total return.

The TAX-MANAGED EQUITY FUND provides enhanced after-tax total return relative to the return of the S&P 500 Index.

The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The CORE BOND PLUS FUND seeks to maximize total return consistent with the preservation of capital.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

The MONEY MARKET FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The TAX FREE BOND FUND provides a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ULTRA SHORT TERM INCOME FUND seeks a high level of current income, capital preservation, and a relatively stable net asset value.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities and money market investments.

The BALANCED FUND seeks high total return.

The INTERNATIONAL BROAD MARKET FUND seeks long-term growth of capital by investing in a widely diversified portfolio of non-U.S. equity securities.

The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Funds:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Money Market Fund, which is calculated at noon every day the Exchange is open. The net asset value per share of each Class of shares of each Fund is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Portfolio securities of each of the other Funds are stated at value determined
(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors and/or the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days

                                                                   ECLIPSE FUNDS

or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's Manager or Subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Bond, Core Bond Plus, Indexed Bond, Short Term Bond and Tax Free Bond Funds, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Ultra Short Term Income and Balanced Funds, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net realized gain (loss) on foreign currency transactions and paid-in capital arising from permanent differences; net assets at October 31, 2002, are not affected.

                                                                                    ACCUMULATED
                                                                                   UNDISTRIBUTED
                                                                ACCUMULATED        NET REALIZED
                                            ACCUMULATED        UNDISTRIBUTED        GAIN (LOSS)
                                           UNDISTRIBUTED        NET REALIZED        ON FOREIGN
                                           NET INVESTMENT      GAIN (LOSS) ON        CURRENCY           ADDITIONAL
                                           INCOME (LOSS)        INVESTMENTS        TRANSACTIONS       PAID-IN CAPITAL
                                           --------------      --------------      -------------      ---------------
Growth Equity Fund...................        $ 968,440           $      --           $     --           $  (968,440)
Indexed Equity Fund..................          (26,580)             26,580                 --                    --
Mid Cap Core Fund....................           (2,739)              2,739                 --                    --
Mid Cap Value Fund...................          (30,065)             30,065                 --                    --
Small Cap Value Fund.................         (157,255)            157,255                 --                    --
Tax-Managed Equity Fund..............           70,910                  --                 --               (70,910)
Value Equity Fund....................              385                (385)                --                    --
Bond Fund............................           81,340             (81,340)                --                    --
Core Bond Plus Fund..................          (52,759)             (2,697)            55,456                    --
Indexed Bond Fund....................          174,283            (174,283)                --                    --
Short Term Bond Fund.................               --           3,427,310                 --            (3,427,310)
Ultra Short Term Income Fund.........            8,571              (8,571)                --                    --
Asset Manager Fund...................         (182,629)            (35,343)           217,972                    --
Balanced Fund........................           37,123             (37,123)                --                    --
International Broad Market Fund......          (17,000)             (7,580)            24,580                    --
International Equity Fund............           43,148                  --            (43,148)                   --

The reclassifications for the Funds are primarily due to foreign currency gain
(loss), reclassification of distributions, gain (loss) on sales of passive foreign investment companies, paydown gain (loss), real estate investment trusts gain (loss), non deductible expenses (offering costs), expiration of capital loss carryforwards, premium amortization adjustments and net operating losses.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended October 31, 2002 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Funds for which the tax components of the distributions are shown below.

                                                                      TAX-BASED               TAX-BASED
                                                                  DISTRIBUTIONS FROM      DISTRIBUTIONS FROM
                                                                   ORDINARY INCOME         LONG-TERM GAINS
                                                                  ------------------      ------------------
Core Bond Plus Fund.........................................          $2,593,001             $        --
Money Market Fund...........................................           6,702,142                      --
Balanced Fund...............................................           2,285,791                 463,117

                                      (E)

CHANGE IN FISCAL YEAR END. During fiscal year 1999, the Company changed its fiscal year end from December 31 to October 31. During fiscal year 2001, the Trust changed its fiscal year end from December 31 to October 31.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts and premiums on securities, other than short-term securities, purchased for a Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

New York Life Investment Management LLC ("NYLIM") has directed certain portfolio trades to brokers who paid a portion of the expenses for the Mid Cap Value, Small Cap Value and Balanced Funds. For the year ended October 31, 2002, the Funds' expenses (transfer agent fees and expenses) were reduced by $73,950, $95,984 and $14,112, respectively, under this agreement.

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                                   ECLIPSE FUNDS

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at year-end exchange rates are reflected in unrealized foreign exchange gains or losses.

INTERNATIONAL BROAD MARKET FUND

Foreign currency held at October 31, 2002:

              CURRENCY                          COST            VALUE
-------------------------------------         --------         --------
Australian
  Dollar                A$         4          $     2          $     2
Canadian Dollar         C$        28               18               18
Norwegian Krone         NK         4                1                1
Pound Sterling          L      1,000            1,746            1,565
Swedish Krona           SK        48                5                5
                                              -------          -------
                                              $ 1,772          $ 1,591
                                              =======          =======

                                      (J)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

CORE BOND PLUS FUND

Foreign currency forward contracts open at October 31, 2002:

                                                                                                    UNREALIZED
                                                           CONTRACT AMOUNT      CONTRACT AMOUNT   APPRECIATION/
                                                                SOLD               PURCHASED      (DEPRECIATION)
                                                           ---------------      ---------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/8/02-3/31/03.........    E      500,000       $      487,100       $ (4,503)
Euro vs. U.S. Dollar, expiring 11/29/02................    E       26,775       $       26,213           (239)
Euro vs. U.S. Dollar, expiring 12/6/02.................    E      916,100       $      902,189         (2,528)
Swedish Krona vs. Euro, expiring 11/27/02..............    SK   2,470,000       E      272,047            176
Swedish Krona vs. Euro, expiring 12/2/02...............    SK   2,711,050       E      295,000         (3,315)

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT
                                                              PURCHASED              SOLD
                                                           ---------------      ---------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/29/02................    E        7,700       $        7,519             88
Pound Sterling vs. U.S. Dollar, expiring 11/15/02......    L        1,466       $        2,274             16
                                                                                                    ---------
Net unrealized depreciation on foreign currency forward contracts:                                  $ (10,305)
                                                                                                    =========

                                      (K)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

Certain Funds may purchase call and put options on its portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND

Written option activity for the year ended October 31, 2002 was as follows:

                                                                 NUMBER
                                                                   OF
                                                                CONTRACTS       PREMIUM
                                                                ---------      ----------
Options outstanding at October 31, 2001.....................           0       $        0
Options--written............................................      (4,071)        (755,297)
Options--buybacks...........................................       2,439          501,418
Options--expired............................................         220           32,339
Options--exercised..........................................         580           96,469
                                                                 -------       ----------
Options outstanding at October 31, 2002.....................        (832)      $ (125,071)
                                                                 =======       ==========

VALUE EQUITY FUND

Written option activity for the year ended October 31, 2002 was as follows:

                                                                  NUMBER
                                                                    OF
                                                                 CONTRACTS         PREMIUM
                                                                -----------      ------------
Options outstanding at October 31, 2001.....................              0      $          0
Options--written............................................        (11,875)       (1,495,075)
Options--buybacks...........................................          9,075         1,168,908
Options--expired............................................            753            76,838
Options--exercised..........................................            913           121,117
                                                                -----------      ------------
Options outstanding at October 31, 2002.....................         (1,134)     $   (128,212)
                                                                ===========      ============

                                      (L)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

                                      (M)

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Bond Fund and Short Term Bond Fund is invested in investment grade commercial paper or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $34,816 and $3,749, net of broker fees and rebates, for the Bond Fund and Short Term Bond Fund, respectively, for the year ended October 31, 2002 and is included as interest income on the Statement of Operations.

                                                                   ECLIPSE FUNDS

BOND FUND

Investments made with cash collateral at October 31, 2002:

                                                                    SHARES           VALUE
                                                                  ----------      -----------
CASH & CASH EQUIVALENTS
AIM Short-Term Investment Co................................          66,176      $    66,176
Cash with Security Lending Agent............................                           10,000
                                                                                  -----------
                                                                                       76,176
                                                                                  -----------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  -----------
SHORT-TERM COMMERCIAL PAPER
Bavaria Finance Funding
  1.88%, due 11/13/02.......................................      $4,800,000         4,797,040
Eiffel Funding LLC
  1.88%, due 11/5/02........................................       1,250,000         1,249,743
Liquid Funding
  1.98%, due 11/7/02........................................       4,000,000         3,998,700
Rhineland Funding Capital Corp.
  1.90%, due 11/21/02.......................................       3,700,000         3,696,156
                                                                                   -----------
                                                                                    13,741,639
                                                                                   -----------
CORPORATE BOND
Bank of America Securities LLC
  2.00%, due 11/1/02........................................       4,900,000         4,900,000
General Electric Capital Corp.
  1.97%, due 1/28/04........................................       5,000,000         4,987,631
                                                                                   -----------
                                                                                     9,887,631
                                                                                   -----------
Total investments made with cash collateral.................                       $23,705,446
                                                                                   ===========

Non-cash collateral received and held by the Fund at October 31, 2002:

United States Treasury Bill
  1.21%, due 3/13/03........................................          50,000      $    49,743
                                                                                  -----------
Total non-cash collateral...................................                      $    49,743
                                                                                  ===========
Total collateral............................................                      $23,755,189
                                                                                  ===========

SHORT TERM BOND FUND
Investments made with cash collateral at October 31, 2002:

                                                                    SHARES          VALUE
                                                                  ----------      ----------
CASH & CASH EQUIVALENTS
AIM Short-Term Investment Co................................         404,042      $  404,042
Cash with Security Lending Agent............................                          24,676
                                                                                  ----------
                                                                                     428,718
                                                                                  ----------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  -----------
SHORT-TERM COMMERCIAL PAPER
Bavaria Finance Funding
  1.88%, due 11/13/02.......................................      $1,700,000         1,698,951
                                                                                   -----------
CORPORATE BOND
Bank of America Securities LLC
  2.00%, due 11/1/02........................................       1,400,000         1,400,000
                                                                                   -----------
REPURCHASE AGREEMENTS
Credit Suisse First Boston Corp.
  1.92%, due 11/1/02
  (Collateralized by
  $755,000 Danske Corp. Commercial Paper
    Market Value $754,852)..................................         740,000           740,000
                                                                                   -----------
Total investments made with cash collateral.................                       $ 4,267,669
                                                                                   ===========

Non-cash collateral received and held by the Fund at October 31, 2002:

United States Treasury Bond
  7.25%, due 8/15/22........................................         100,000      $   129,206
                                                                                  -----------
Total non-cash collateral...................................                      $   129,206
                                                                                  ===========
Total collateral............................................                      $ 4,396,875
                                                                                  ===========

                                      (P)

OFFERING COSTS. Costs incurred in connection with the initial offering of Tax-Managed Equity Fund, in the amount of $132,052, are being amortized over a period of 12 months beginning with the commencement of operations on April 19, 2002. In addition, organizational costs of $20,186 were expensed on that date.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUBADVISOR. NYLIM (or the "Manager"), a wholly-owned subsidiary of New York Life, serves as manager and provides management services to the Company under a Management Agreement. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity, Value Equity, Bond, Core Bond Plus, Short Term Bond, Tax Free Bond and International Equity Funds under a Sub-Advisory Agreement with the Manager. The Indexed Equity, Mid Cap Core, Mid Cap Value, Small Cap Value, Tax-Managed Equity, Indexed Bond, Money Market, Ultra Short Term Income, Asset Manager, Balanced and International Broad Market Funds are advised by NYLIM directly, without a subadvisor.

                                                                   ECLIPSE FUNDS

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Indexed Equity Fund............       .50%
Mid Cap Core Fund..............       .85%
Mid Cap Value Fund.............       .90%
Small Cap Value Fund...........      1.00%
Tax-Managed Equity Fund........       .70%
Value Equity Fund..............       .85%
Bond Fund......................       .75%
Core Bond Plus Fund............       .60%
Indexed Bond Fund..............       .50%
Money Market Fund..............       .50%
Short Term Bond Fund...........       .60%
Tax Free Bond Fund.............       .50%
Ultra Short Term Income Fund...       .40%
Asset Manager Fund.............       .65%
Balanced Fund..................       .75%
International Broad Market
  Fund.........................       .95%
International Equity Fund......       .85%

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .25%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Core Bond Plus Fund............       .30%
Short Term Bond Fund...........       .15%
Tax Free Bond Fund.............       .25%
International Equity Fund......       .35%

The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

Growth Equity Fund.............       .93%
Indexed Equity Fund............       .30%
Mid Cap Core Fund..............      1.00%
Mid Cap Value Fund*............      1.04%
Small Cap Value Fund*..........      1.19%
Tax-Managed Equity Fund........       .95%
Value Equity Fund..............       .94%
Bond Fund......................       .75%
Core Bond Plus Fund............       .70%
Indexed Bond Fund..............       .50%
Money Market Fund..............       .50%
Short Term Bond Fund...........       .60%
Tax Free Bond Fund.............       .65%
Ultra Short Term Income Fund*..       .20%
Asset Manager Fund.............       .83%
Balanced Fund*.................       .94%
International Broad Market
  Fund.........................       .94%
International Equity Fund......      1.03%

       * Through December 31, 2002.

In connection with the voluntary expense limitations, the Manager assumed the following expenses for the year ended October 31, 2002:

Growth Equity Fund..........  $  396,334
Indexed Equity Fund.........   2,166,974
Mid Cap Core Fund...........      66,652
Mid Cap Value Fund..........      70,343
Small Cap Value Fund........      11,691
Tax-Managed Equity Fund*....     102,213
Value Equity Fund...........     265,890
Bond Fund...................     191,950
Core Bond Plus Fund.........      78,918
Indexed Bond Fund...........     240,358
Money Market Fund...........  $  580,230
Short Term Bond Fund........     121,633
Tax Free Bond Fund..........      46,839
Ultra Short Term Income
  Fund......................     250,830
Asset Manager Fund..........     517,847
Balanced Fund...............      45,677
International Broad Market
  Fund......................     236,957
International Equity Fund...     148,839

       * For the period April 19, 2002 through October 31, 2002.

These voluntary expense limitations may be terminated or revised at any time, except as indicated above.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Funds' shares, and receives no compensation from the Funds pursuant to the Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Service Class shares and the Money Market Fund Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Fund and the Sweep Shares Class of the Money Market Fund.

The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for services in support of distribution activities.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, an affiliate of NYLIM and an indirect wholly-owned subsidiary of New York Life, serves as the Funds' transfer, dividend disbursing and shareholder servicing agent. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which ESS is responsible. Transfer agent expenses accrued for the year ended October 31, 2002 were as follows:

Growth Equity Fund..................  $402,850
Indexed Equity Fund.................   113,240
Mid Cap Core Fund...................    13,801
Mid Cap Value Fund..................    94,354
Small Cap Value Fund................   127,849
Tax-Managed Equity Fund*............     7,538
Value Equity Fund...................   236,090
Bond Fund...........................    33,101
Core Bond Plus Fund.................    13,701
Indexed Bond Fund...................  $ 53,421
Money Market Fund...................    65,241
Short Term Bond Fund................    29,499
Tax Free Bond Fund..................    13,071
Ultra Short Term Income Fund........    18,013
Asset Manager Fund..................   775,105
Balanced Fund.......................    41,371
International Broad Market Fund.....    36,638
International Equity Fund...........    28,999

   * For the period April 19, 2002 through October 31, 2002.

                                      (E)

DIRECTORS AND TRUSTEES FEES. Directors and Trustees, other than those affiliated with the Manager, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $32,000, and $1,350 for each Board of Directors/Trustees and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The retainer fee is paid in the aggregate for the Company, the Trust and another affiliated investment company, New York Life Investment Management Institutional Funds.

                                                                   ECLIPSE FUNDS

                                      (F)

CAPITAL. The Funds have been advised that at October 31, 2002 affiliates of New York Life owned a significant number of shares of the Funds with the following market values and percentages of net assets as follows:

Growth Equity Fund.........  $280,378,711      84.9%
Indexed Equity Fund........   554,988,109      84.6
Mid Cap Core Fund..........    19,550,079      89.1
Small Cap Value Fund.......    19,480,495      17.5
Tax-Managed Equity Fund....    42,400,170     100.0
Value Equity Fund..........    90,728,631      64.2
Bond Fund..................   103,617,848      75.8
Core Bond Plus Fund........    24,600,109      67.7
Indexed Bond Fund..........   102,010,014      71.4
Money Market Fund..........   263,979,351      41.7
Short Term Bond Fund.......   $24,144,493      63.6%
Tax Free Bond Fund.........    25,800,110      99.6
Ultra Short Term Income
  Fund.....................    50,463,367      81.2
Asset Manager Fund.........   342,090,029      81.0
Balanced Fund..............     3,728,896       4.4
International Broad Market
  Fund.....................    13,552,389      52.9
International Equity Fund..     8,231,032      37.1

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Funds by the Office of General Counsel of NYLIM are charged to the Funds. For the year ended October 31, 2002, these fees were as follows:

Growth Equity Fund...................  $25,553
Indexed Equity Fund..................   45,331
Mid Cap Core Fund....................    1,573
Mid Cap Value Fund...................    3,703
Small Cap Value Fund.................    8,756
Tax-Managed Equity Fund*.............    1,878
Value Equity Fund....................    9,490
Bond Fund............................    8,009
Core Bond Plus Fund..................    2,041
Indexed Bond Fund....................  $ 7,355
Money Market Fund....................   33,575
Short Term Bond Fund.................    2,258
Tax Free Bond Fund...................    1,763
Ultra Short Term Income Fund.........    3,600
Asset Manager Fund...................   29,395
Balanced Fund........................    4,911
International Broad Market Fund......    1,920
International Equity Fund............    1,525

   * For the period April 19, 2002 through October 31, 2002.

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

As of October 31, 2002, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                                                 UNREALIZED
                                             ORDINARY    ACCUMULATED CAPITAL    APPRECIATION    TOTAL ACCUMULATED
                                              INCOME      AND OTHER LOSSES     (DEPRECIATION)      GAIN/(LOSS)
                                            ----------   -------------------   --------------   -----------------
Growth Equity Fund........................  $       --      $(41,631,514)      $ (29,526,244)     $ (71,157,758)
Indexed Equity Fund.......................   7,675,229       (39,807,398)       (145,707,885)      (177,840,054)
Mid Cap Core Fund.........................      52,464        (5,032,397)           (918,073)        (5,898,006)
Mid Cap Value Fund........................     163,474          (410,608)          2,061,823          1,814,689
Small Cap Value Fund......................   1,011,260        (6,311,376)          6,420,538          1,120,422
Tax-Managed Equity Fund...................     289,129        (2,884,393)         (4,950,550)        (7,545,814)
Value Equity Fund.........................   1,430,305       (26,006,261)        (21,184,048)       (45,760,004)
Bond Fund.................................      72,389       (13,075,635)          1,722,713        (11,280,533)
Core Bond Plus Fund.......................      42,971            11,719            (562,561)          (507,871)
Indexed Bond Fund.........................     (59,476)       (3,894,600)          4,348,435            394,359
Money Market Fund.........................      16,133                --                  --             16,133
Short Term Bond Fund......................       3,181        (3,645,149)            581,985         (3,059,983)
Tax Free Bond Fund........................          --          (159,618)            755,996            596,378
Ultra Short Term Income Fund..............     370,088          (422,235)            483,716            431,569
Asset Manager Fund........................   8,240,374       (40,446,919)        (29,552,879)       (61,759,424)
Balanced Fund.............................     299,832          (196,217)          1,813,092          1,916,707
International Broad Market Fund...........     191,660        (4,093,094)         (7,565,900)       (11,467,334)
International Equity Fund.................     314,996        (7,494,478)            200,387         (6,979,095)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization and mark-to-market of futures contracts.

At October 31, 2002, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Growth Equity Fund...................................        2009             $24,144
                                                             2010              17,488
                                                                              -------
                                                                              $41,632
                                                                              =======
Indexed Equity Fund..................................        2010             $39,807
                                                                              =======
Mid Cap Core Fund....................................        2009             $ 3,127
                                                             2010               1,905
                                                                              -------
                                                                              $ 5,032
                                                                              =======
Mid Cap Value Fund...................................        2008             $   251
                                                             2009                  95
                                                             2010                  65
                                                                              -------
                                                                              $   411
                                                                              =======
Small Cap Value Fund.................................        2008             $ 5,170
                                                             2010               1,141
                                                                              -------
                                                                              $ 6,311
                                                                              =======
Tax-Managed Equity Fund..............................        2010             $ 2,884
                                                                              =======
Value Equity Fund....................................        2010             $26,006
                                                                              =======

                                                                   ECLIPSE FUNDS

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Bond Fund............................................        2007             $ 8,517
                                                             2008               3,661
                                                             2010                 898
                                                                              -------
                                                                              $13,076
                                                                              =======
Indexed Bond Fund....................................        2004             $   113
                                                             2005                  44
                                                             2006                 112
                                                             2007               1,728
                                                             2008               1,793
                                                             2009                 105
                                                                              -------
                                                                              $ 3,895
                                                                              =======
Short Term Bond Fund.................................        2003             $ 1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 3,645
                                                                              =======
Tax Free Bond Fund...................................        2009             $    47
                                                             2010                 113
                                                                              -------
                                                                              $   160
                                                                              =======
Ultra Short Term Income Fund.........................        2004             $    37
                                                             2005                  31
                                                             2006                  20
                                                             2007                  63
                                                             2008                  99
                                                             2009                  14
                                                             2010                 158
                                                                              -------
                                                                              $   422
                                                                              =======
Asset Manager Fund...................................        2009             $24,684
                                                             2010              15,763
                                                                              -------
                                                                              $40,447
                                                                              =======
Balanced Fund........................................        2010             $   196
                                                                              =======
International Broad Market Fund......................        2010             $ 4,093
                                                                              =======
International Equity Fund............................        2009             $ 5,871
                                                             2010               1,623
                                                                              -------
                                                                              $ 7,494
                                                                              =======

The Indexed Bond and Short Term Bond Funds utilized $1,325,620 and $135,028, respectively, of capital loss carryforwards during the year ended October 31, 2002.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

The Core Bond Plus Fund's, Asset Manager Fund's, International Broad Market Fund's and International Equity Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on foreign currency forward contracts reflects each Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

The Core Bond Plus Fund, Asset Manager Fund and International Broad Market Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The International Equity Fund enters into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Fund's investment returns.

The Indexed Equity Fund's, Indexed Bond Fund's, Tax Free Bond Fund's, Asset Manager Fund's and International Broad Market Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The Indexed Equity Fund and International Broad Market Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund and Tax Free Bond Fund invest in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

The Funds, with the exception of the Money Market Fund, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2002.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended October 31, 2002, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                         Growth Equity           Indexed Equity           Mid Cap Core            Mid Cap Value
                             Fund                     Fund                    Fund                    Fund
                      Purchases   Sales        Purchases   Sales       Purchases   Sales       Purchases    Sales
                      --------------------------------------------------------------------------------------------
U.S. Government
 securities           $     --   $     --      $     --   $    --       $    --   $    --       $    --    $    --
All others             259,305    295,127       123,885    26,906        39,644    36,918        41,612     45,890
                      --------------------------------------------------------------------------------------------
Total                 $259,305   $295,127      $123,885   $26,906       $39,644   $36,918       $41,612    $45,890
                      ============================================================================================

                           Small Cap             Tax-Managed          Value Equity               Bond
                           Value Fund           Equity Fund*              Fund                   Fund
                      Purchases    Sales     Purchases    Sales    Purchases    Sales    Purchases    Sales
                      ---------------------------------------------------------------------------------------
U.S. Government
 securities           $     --    $     --    $    --    $    --   $     --    $    --   $140,526    $113,690
All others             123,339     122,082     64,946     15,220    111,196     90,696     53,519      63,917
                      ---------------------------------------------------------------------------------------
Total                 $123,339    $122,082    $64,946    $15,220   $111,196    $90,696   $194,045    $177,607
                      =======================================================================================

------------

 *   For the period April 19, 2002 through October 31, 2002.

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                                                                                            Mid Cap
                                 Growth Equity Fund                      Indexed Equity Fund               Core Fund
                        -------------------------------------   -------------------------------------   ----------------
                        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service       No-Load
                         Class     Class     Class     Class     Class     Class     Class     Class         Class
                        -------   -------   -------   -------   -------   -------   -------   -------   ----------------

                           Year ended          Year ended          Year ended          Year ended          Year ended
                        October 31, 2002    October 31, 2001    October 31, 2002    October 31, 2001    October 31, 2002
                        ------------------------------------------------------------------------------------------------
Shares sold              2,947      316       2,605     851      5,362     4,148      4,949    2,177           500
Shares issued in
 reinvestment of
 dividends and
 distributions              --       --       5,065     109      1,514       285      3,185      146             1
                        ------------------------------------------------------------------------------------------------
                         2,947      316       7,670     960      6,876     4,433      8,134    2,323           501
Shares redeemed         (4,896)    (413)    (17,671)   (875)    (4,967)   (1,647)   (24,628)    (542)         (208)
                        ------------------------------------------------------------------------------------------------
Net increase
 (decrease)             (1,949)     (97)    (10,001)     85      1,909     2,786    (16,494)   1,781           293
                        ================================================================================================

                             Mid Cap
                            Core Fund                                    Mid Cap Value Fund
                        -----------------   ----------------------------------------------------------------------------
                             No-Load            No-Load            Service             No-Load              No-Load
                              Class              Class              Class               Class                Class
                        -----------------   ----------------   ----------------   ------------------   -----------------
                        January 2, 2001*                        July 1, 2002*      January 1, 2001
                             through           Year ended          through             through            Year ended
                        October 31, 2001    October 31, 2002   October 31, 2002   October 31, 2001**   December 31, 2000
Shares sold                   2,514               1,492                 --(a)             453                  559
Shares issued in
 reinvestment of
 dividends and
 distributions                   --                  16                 --                 --                   15
                        ------------------------------------------------------------------------------------------------
                              2,514               1,508                 --(a)             453                  574
Shares redeemed                 (--)             (1,831)                --               (942)              (1,765)
                        ------------------------------------------------------------------------------------------------
Net increase
 (decrease)                   2,514                (323)                --(a)            (489)              (1,191)
                        ================================================================================================

                                                  Money Market Fund                                Short Term Bond Fund
                        ---------------------------------------------------------------------   ---------------------------
                        No-Load    Service   Sweep Shares   No-Load    Service   Sweep Shares   No-Load   Service   No-Load
                         Class      Class       Class        Class      Class       Class        Class     Class     Class
                        --------   -------   ------------   --------   -------   ------------   -------   -------   -------
                                                                                                                     Year
                                                                                                                     ended
                                                                                                                    October
                                   Year ended                          Year ended                  Year ended         31,
                                October 31, 2002                    October 31, 2001            October 31, 2002     2001
                        ---------------------------------------------------------------------------------------------------
Shares sold              379,307   11,910       130,386      237,936    2,773       178,743      2,302        9      1,739
Shares issued in
 reinvestment of
 dividends and
 distributions             3,314       73         3,294        7,743       70        10,658        182        5        272
                        ---------------------------------------------------------------------------------------------------
                         382,621   11,983       133,680      245,679    2,843       189,401      2,484       14      2,011
Shares redeemed         (252,199)  (2,009)     (127,409)    (207,138)  (2,744)     (126,320)    (1,644)     (43)    (2,197)
                        ---------------------------------------------------------------------------------------------------
Net increase
 (decrease)              130,422    9,974         6,271       38,541       99        63,081        840      (29)      (186)
                        ===================================================================================================

                                                              Tax Free
                               Short Term Bond Fund           Bond Fund
                               --------------   -------------------------------------
                                      Service       No-Load             No-Load
                                       Class         Class               Class
                                      -------   ----------------   ------------------
                                                                    January 2, 2001*
                                                   Year ended           through
                                                October 31, 2002    October 31, 2001
Shares sold                               7            981               2,519
Shares issued in
 reinvestment of
 dividends and
 distributions                            8             20                  --
                                      -----------------------------------------------
                                         15          1,001               2,519
Shares redeemed                         (21)          (991)                (19)
                                      -----------------------------------------------
Net increase
 (decrease)                              (6)            10               2,500
                                      ===============================================


                                                Ultra Short Term Income Fund
                        ----------------------------------------------------------------------------
                            No-Load            Service             No-Load              No-Load
                             Class              Class               Class                Class
                        ----------------   ----------------   ------------------   -----------------
                                             July 1,2002*      January 1, 2001
                           Year ended          through             through            Year ended
                        October 31, 2002   October 31, 2002   October 31, 2001**   December 31, 2000
Shares sold                   6,639                2                1,586                 121
Shares issued in
 reinvestment of
 dividends and
 distributions                   21               --(a)                27                  39
                        ----------------------------------------------------------------------------
                              6,660                2                1,613                 160
Shares redeemed              (2,408)              (1)                (414)               (245)
                        ----------------------------------------------------------------------------
Net increase
 (decrease)                   4,252                1                1,199                 (85)
                        ============================================================================

------------

 *   Commencement of Operations.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
 +   Commenced operations July 1, 2002.
(a)  Less than one thousand.

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------

         Core Bond              Indexed              Short Term              Tax Free          Ultra Short Term
         Plus Fund             Bond Fund              Bond Fund              Bond Fund           Income Fund
    Purchases    Sales    Purchases    Sales     Purchases    Sales     Purchases    Sales    Purchases   Sales
----------------------------------------------------------------------------------------------------------------
     $32,336    $25,344   $ 94,850    $41,683     $71,307    $59,645     $    --    $    --    $ 6,833    $1,820
      19,422     16,005     23,619     11,572       9,087     11,544      28,786     31,067     27,600     4,685
----------------------------------------------------------------------------------------------------------------
     $51,758    $41,349   $118,469    $53,255     $180,394   $71,189     $28,786    $31,067    $34,433    $6,505
================================================================================================================

                                                    International
        Asset Manager            Balanced               Broad                International
            Fund                   Fund              Market Fund              Equity Fund
     Purchases    Sales     Purchases    Sales    Purchases   Sales       Purchases    Sales
---  ----------------------------------------------------------------------------------------
      $ 1,032    $    --     $ 2,039    $    54    $    --   $    --       $    --    $    --
       14,176     19,131      63,550     43,885     13,400    13,212        26,984     25,707
---------------------------------------------------------------------------------------------
      $15,208    $19,131     $65,589    $43,939    $13,400   $13,212       $26,984    $25,707
=============================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       Tax-Managed
                                Small Cap Value Fund                                   Equity Fund           Value Equity Fund
    -----------------------------------------------------------------------------   -----------------   ---------------------------
         No-Load            Service             No-Load              No-Load        No-Load   Service   No-Load   Service   No-Load
          Class              Class               Class                Class          Class     Class     Class     Class     Class
    -----------------   ----------------   ------------------   -----------------   -------   -------   -------   -------   -------
                                                                                                                             Year
                                                                                                                             ended
                         July 1, 2002*      January 1, 2001                          April 19, 2002*                        October
       Year ended           through             through            Year ended            through           Year ended         31,
    October 31, 2002    October 31, 2002   October 31, 2001**   December 31, 2000   October 31, 2002    October 31, 2002     2001
-----------------------------------------------------------------------------------------------------------------------------------
          10,035                8                 6,738               11,927         5,000      --(a)    5,780       71       2,281
              83               --                    --                   --            --      --       1,378       47       1,799
-----------------------------------------------------------------------------------------------------------------------------------
          10,118                8                 6,738               11,927         5,000      --(a)    7,158      118       4,080
         (10,307)             (--)              (11,754)             (18,475)          (--)    (--)     (3,777)     (76)    (45,927)
-----------------------------------------------------------------------------------------------------------------------------------
            (189)               8                (5,016)              (6,548)        5,000      --(a)    3,381       42     (41,847)
===================================================================================================================================

                                                                    Core Bond
     Value Equity Fund       Bond Fund                              Plus Fund                           Indexed Bond Fund
     -------   -------------------------------------   ------------------------------------   -------------------------------------
     Service   No-Load   Service   No-Load   Service       No-Load             No-Load        No-Load   Service   No-Load   Service
      Class     Class     Class     Class     Class         Class               Class          Class     Class     Class     Class
     -------   -------   -------   -------   -------   ----------------   -----------------   -------   -------   -------   -------
                                                                          January 2, 2001*
                  Year ended          Year ended          Year ended           through           Year ended          Year ended
               October 31, 2002    October 31, 2001    October 31, 2002   October 31, 2001    October 31, 2002    October 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
        66      3,497      426       1,753     256          1,517               2,526          7,024       975     3,050      799
        13        920       35       1,356      24             26                  --(a)         663        86       978       40
----------------------------------------------------------------------------------------------------------------------------------
        79      4,417      461       3,109     280          1,543               2,526          7,687     1,061     4,028      839
       (75)    (2,159)    (335)    (11,679)   (124)          (377)                (--)        (3,466)     (369)   (9,404)    (243)
----------------------------------------------------------------------------------------------------------------------------------
         4      2,258      126      (8,570)    156          1,166               2,526          4,221       692    (5,376)     596
=================================================================================================================================

             Asset Manager Fund                                  Balanced Fund
    -------------------------------------   --------------------------------------------------------
    No-Load   Service   No-Load   Service       No-Load            Service             No-Load
     Class     Class     Class     Class         Class              Class               Class
    -------   -------   -------   -------   ----------------   ----------------   ------------------
                                                                July 1, 2002*      January 1, 2001
       Year ended          Year ended          Year ended          through             through
    October 31, 2002    October 31, 2001    October 31, 2002   October 31, 2002   October 31, 2001**
----------------------------------------------------------------------------------------------------
     5,201      445      3,101      201          1,564                --(a)               410
       550       40      2,558      188            129                --(a)                60
----------------------------------------------------------------------------------------------------
     5,751      485      5,659      389          1,693                --(a)               470
    (6,165)    (313)    (5,210)    (272)          (667)              (--)                (522)
----------------------------------------------------------------------------------------------------
      (414)     172        449      117          1,026                --(a)               (52)
====================================================================================================

                                  International Broad
       Balanced Fund                  Market Fund                      International Equity Fund
     -----------------   -------------------------------------   -------------------------------------
          No-Load        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
           Class          Class     Class     Class     Class     Class     Class     Class     Class
     -----------------   -------   -------   -------   -------   -------   -------   -------   -------
        Year ended          Year ended          Year ended          Year ended          Year ended
     December 31, 2000   October 31, 2002    October 31, 2001    October 31, 2002    October 31, 2001
-----------------------------------------------------------------------------------------------------
             270          12,469     243      3,513      161      7,493      198       7,966     376
              92              21      --(a)     179        2         59        1       1,273       9
----------------------------------------------------------------------------------------------------
             362          12,490     243      3,692      163      7,552      199       9,239     385
          (1,178)        (12,639)   (191)    (5,889)    (161)    (7,330)    (204)    (19,228)   (390)
-----------------------------------------------------------------------------------------------------
            (816)           (149)     52     (2,197)       2        222       (5)     (9,989)     (5)
=====================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Eclipse Funds Inc. and to the Board of Trustees and Shareholders of Eclipse
Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Fund, International Broad Market Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, Short Term Bond Fund, Money Market Fund, Core Bond Plus Fund, Mid Cap Core Fund, Tax Free Bond Fund and Tax-Managed Equity Fund (fourteen portfolios constituting Eclipse Funds Inc.) and Balanced Fund, Ultra Short Term Income Fund, Mid Cap Value Fund and Small Cap Value Fund (four portfolios constituting the Eclipse Funds, together with the Eclipse Funds Inc. referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated (except for the financial highlights of the Eclipse Funds for the two years in the period ended December 31, 1998), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Eclipse Funds for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
December 17, 2002

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                                                                                           NUMBER OF
                                                                                                         FUNDS IN FUND
                                                          LENGTH                  PRINCIPAL                 COMPLEX
    NAME, ADDRESS,       POSITION(S)    POSITION(S)      OF TIME                OCCUPATION(S)              OVERSEEN
   AND DATE OF BIRTH     WITH COMPANY   WITH TRUST        SERVED           DURING PAST FIVE YEARS         BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*
----------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       Chairman,     Chairman,        Five Years    President, Chief Operating              45
Date of Birth: 7/12/63   President,    President,       (Company)     Officer and Manager, New York
                         and Director  and Trustee                    Life Investment Management LLC
                                                         One Year     (including predecessor advisory
                                                         (Trust)      organizations) and New York Life
                                                                      Investment Management Holdings
                                                                      LLC; Senior Vice President, New
                                                                      York Life Insurance Company;
                                                                      Director, NYLIFE Securities Inc.;
                                                                      Chairman and Director, NYLIFE
                                                                      Distributors Inc.; Manager,
                                                                      McMorgan & Company LLC;
                                                                      President, Chief Executive
                                                                      Officer and Trustee, The MainStay
                                                                      Funds (24 portfolios); Chairman
                                                                      and Trustee, New York Life
                                                                      Investment Management
                                                                      Institutional Funds (three
                                                                      portfolios); Senior Vice
                                                                      President, Smith Barney, 1994 to
                                                                      1997.
----------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         Director      Executive         11 Years     Senior Managing Director, New           21
Date of Birth: 11/24/53                Vice             (Company)     York Life Investment Management
                                       President                      LLC, (including predecessor
                                                         One Year     advisory organizations); Senior
                                                         (Trust)      Vice President, Pension
                                                                      Department, New York Life
                                                                      Insurance Company; Executive Vice
                                                                      President, New York Life
                                                                      Investment Management
                                                                      Institutional Funds (three
                                                                      portfolios).
----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST
----------------------------------------------------------------------------------------------------------------------
Lawrence Glacken         Director      Trustee           11 Years     Retired; Trustee, New York Life         21
Date of Birth: 10/22/27                                 (Company)     Investment Management
                                                                      Institutional Funds (three
                                                         One Year     portfolios).
                                                         (Trust)
----------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn       Director      Trustee           11 Years     Trustee, New York Life Investment       21
Date of Birth: 3/11/47                                  (Company)     Management Institutional Funds
                                                                      (three portfolios).
                                                         One Year
                                                         (Trust)
----------------------------------------------------------------------------------------------------------------------
Susan B. Kerley          Director      Trustee           11 Years     Trustee, New York Life Investment       21
Date of Birth: 8/12/51                                  (Company)     Management Institutional Funds
                                                                      (three portfolios); President,
                                                         One Year     Global Research Associates.
                                                         (Trust)
----------------------------------------------------------------------------------------------------------------------
Peter Meenan             Director      Trustee            Since       Trustee, New York Life Investment       21
Date of Birth: 12/5/41                                April 18, 2002  Management Institutional Funds
                                                                      (three portfolios); President &
                                                                      Chief Executive Officer,
                                                                      Babson-United, Inc. since 2000;
                                                                      Head of Global Funds, Citicorp,
                                                                      1992-2000.
----------------------------------------------------------------------------------------------------------------------


                              OTHER
                          DIRECTORSHIPS
    NAME, ADDRESS,            HELD
   AND DATE OF BIRTH       BY DIRECTOR
-----------------------  ---------------
INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*
----------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       New York Life
Date of Birth: 7/12/63   Trust Company,
                         FSB

----------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         New York Life
Date of Birth: 11/24/53  Trust Company;
                         Madison Capital
                         Funding LLC

----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST
----------------------------------------------------------------------------------------------------------------------
Lawrence Glacken         None
Date of Birth: 10/22/27

----------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn       None
Date of Birth: 3/11/47

----------------------------------------------------------------------------------------------------------------------
Susan B. Kerley          Director,
Date of Birth: 8/12/51   SSB/Citi Mutual
                         Funds

----------------------------------------------------------------------------------------------------------------------
Peter Meenan             President,
Date of Birth: 12/5/41   Chief Executive
                         Officer,
                         Babson- United,
                         Inc.

----------------------------------------------------------------------------------------------------------------------

* These Board Members are considered to be "interested persons" of the Company and/or the Trust within the meaning of the Investment Company Act because of their affiliation with New York Life Insurance Company, New York Life
  Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund,
  Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors
  Inc., as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."

                                                                                                           NUMBER OF
                                                                                                         FUNDS IN FUND
                                                          LENGTH                  PRINCIPAL                 COMPLEX
    NAME, ADDRESS,       POSITION(S)    POSITION(S)      OF TIME                OCCUPATION(S)              OVERSEEN
   AND DATE OF BIRTH     WITH COMPANY   WITH TRUST        SERVED           DURING PAST FIVE YEARS         BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*
----------------------------------------------------------------------------------------------------------------------
Marc J. Brookman         Executive     Executive       Three Years    Vice President, New York Life           n/a
Date of Birth: 11/21/63  Vice          Vice             (Company)     Insurance Company; Senior
                         President     President                      Managing Director, New York Life
                                                         One Year     Investment Management LLC
                                                         (Trust)      (including predecessor advisory
                                                                      organizations); Senior Vice
                                                                      President, Product Development,
                                                                      MainStay Institutional Funds,
                                                                      Inc. and Retirement Plans, 1998
                                                                      to 2000; National Sales Director,
                                                                      Vice President, United Asset
                                                                      Management Retirement Plan
                                                                      Services, from 1996 to 1998.
----------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce       Senior        Senior           Six Years     Senior Managing Director, New           n/a
Date of Birth: 9/17/57   Vice          Vice             (Company)     York Life Investment Management
                         President     President                      LLC (including predecessor
                                                         One Year     advisory organizations); Senior
                                                         (Trust)      Vice President, New York Life
                                                                      Insurance Company; Senior Vice
                                                                      President, The MainStay Funds;
                                                                      Director, NYLIFE Distributors
                                                                      Inc.
----------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell       Treasurer     Treasurer        Six Years     Managing Director, New York Life        n/a
Date of Birth: 9/27/59   and Chief     and Chief        (Company)     Investment Management LLC
                         Financial     Financial                      (including predecessor advisory
                         and           and               One Year     organizations); Treasurer, Chief
                         Accounting    Accounting        (Trust)      Financial and Accounting Officer,
                         Officer       Officer                        The MainStay Funds, MainStay VP
                                                                      Series Fund, Inc. and New York
                                                                      Life Investment Management
                                                                      Institutional Funds; Assistant
                                                                      Treasurer, McMorgan Funds
                                                                      (formerly McM Funds).
----------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi        Secretary     Secretary         One Year     Senior Managing Director, General       n/a
Date of Birth: 10/19/46                                 (Company)     Counsel and Secretary, New York
                                                                      Life Investment Management LLC
                                                         One Year     (including predecessor advisory
                                                         (Trust)      organizations); Secretary, New
                                                                      York Life Investment Management
                                                                      Holdings LLC; Senior Vice
                                                                      President, New York Life
                                                                      Insurance Company; Vice President
                                                                      and Secretary, McMorgan & Company
                                                                      LLC; Secretary, NYLIFE
                                                                      Distributors Inc.; Secretary,
                                                                      MainStay VP Series Fund, Inc.,
                                                                      The MainStay Funds and New York
                                                                      Life Investment Management
                                                                      Institutional Funds; Managing
                                                                      Director and Senior Counsel,
                                                                      Lehman Brothers Inc. (October
                                                                      1998 to December 1999); General
                                                                      Counsel and Managing Director, JP
                                                                      Morgan Investment Management Inc.
                                                                      (1986 to 1998).
----------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro       Tax Vice      Tax Vice         Nine Years    Vice President, New York Life           n/a
Date of Birth: 12/12/49  President     President        (Company)     Insurance Company; Tax Vice
                                                                      President, NYLIFE Securities
                                                         One Year     Inc.; Vice President, New York
                                                         (Trust)      Life Insurance and Annuity
                                                                      Corporation, NYLIFE Insurance
                                                                      Company of Arizona, NYLIFE LLC,
                                                                      NYLIFE Securities Inc. and NYLIFE
                                                                      Distributors Inc.; Tax Vice
                                                                      President, New York Life
                                                                      International, Inc.; Tax Vice
                                                                      President, MainStay VP Series
                                                                      Fund, Inc., The MainStay Funds
                                                                      and New York Life Investment
                                                                      Management Institutional Funds.
----------------------------------------------------------------------------------------------------------------------


                              OTHER
                          DIRECTORSHIPS
    NAME, ADDRESS,            HELD
   AND DATE OF BIRTH       BY DIRECTOR
-----------------------  ---------------
OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*
----------------------------------------------------------------------------------------------------------------------
Marc J. Brookman              None
Date of Birth: 11/21/63
----------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce            None
Date of Birth: 9/17/57
----------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell            None
Date of Birth: 9/27/59
----------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi             None
Date of Birth: 10/19/46
----------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro            None
Date of Birth: 12/12/49
----------------------------------------------------------------------------------------------------------------------

* The officers listed are considered to be "interested persons" of the Company and/or the Trust within the meaning of the Investment Company Act because of their affiliation with New York Life Insurance Company, New York Life
  Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund,
  Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors
  Inc., as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                OFFICERS AND DIRECTORS--ECLIPSE
                                                FUNDS INC.*

                                                STEPHEN C. ROUSSIN
                                                Chairman, President, and
                                                Director

                                                PATRICK G. BOYLE
                                                Director

                                                LAWRENCE GLACKEN
                                                Director

                                                SUSAN B. KERLEY
                                                Director

                                                PETER MEENAN
                                                Director

                                                ROBERT P. MULHEARN
                                                Director

                                                JEFFERSON C. BOYCE
                                                Senior Vice President

                                                MARC J. BROOKMAN
                                                Executive Vice President

                                                RICHARD W. ZUCCARO
                                                Tax Vice President

                                                PATRICK J. FARRELL
                                                Treasurer, Chief Financial
                                                Officer,
                                                and Assistant Secretary

                                                OFFICERS AND TRUSTEES--ECLIPSE
                                                FUNDS*

INVESTMENT ADVISOR                                 STEPHEN C. ROUSSIN
New York Life Investment Management LLC            Chairman, President, and Trustee
SUBADVISOR                                         LAWRENCE GLACKEN
MacKay Shields LLC                                 Trustee
DISTRIBUTOR                                        SUSAN B. KERLEY
NYLIFE Distributors Inc.                           Trustee
TRANSFER AGENT                                     PETER MEENAN
NYLIM Service Company LLC                          Trustee
CUSTODIAN                                          ROBERT P. MULHEARN
The Bank of New York                               Trustee
INDEPENDENT ACCOUNTANTS                            JEFFERSON C. BOYCE
PricewaterhouseCoopers LLP                         Senior Vice President
LEGAL COUNSEL                                      PATRICK G. BOYLE
Dechert                                            Executive Vice President
                                                   MARC J. BROOKMAN
                                                   Executive Vice President
                                                   RICHARD W. ZUCCARO
                                                   Tax Vice President
                                                   PATRICK J. FARRELL
                                                   Treasurer, Chief Financial
                                                   Officer, and Assistant Secretary

                                                *As of October 31, 2002.

This is a copy of a report to shareholders of one or more of the series mutual funds of Eclipse Funds. Distribution of this report to persons other than these shareholders is authorized only when preceded or accompanied by a current Eclipse Funds prospectus. This report does not represent an offer to sell or a solicitation to buy any securities.



[ECLIPSE NEW YORK LIFE LOGO]

Distributed by NYLIFE Distributors Inc.,
NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054